UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Dynamic High Income Portfolio
➢	BlackRock Multi-Asset Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	BlackRock Dynamic High Income Portfolio

Investment Objective

BlackRock Dynamic High Income Portfolio’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund outperformed its custom benchmark, a blend of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund seeks to earn a high level of current income by tactically managing a diversified portfolio of non-traditional sources of yield. The Fund’s performance is reviewed on an absolute basis due to the outcome-oriented nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within a risk-controlled framework, seeking to maintain competitive yield with a risk profile in line with or below that of the 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index risk benchmark.

The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) led positive contributions to Fund performance. Specifically, exposure to shorter-dated Treasury futures helped performance as interest rates declined amid the sell-off in risk assets seen in the fourth quarter of 2018 and a dovish shift by the Fed. Currency strategies to reduce exposure to the euro also aided returns as the currency weakened against the U.S. dollar over the period. Finally, exposure to high yield corporate bonds helped performance as the asset class rallied strongly in January 2019 from the December lows.

Exposure to equities was the primary detractor from performance over the period. In particular, holdings of U.S. equities hurt Fund returns as the fourth quarter saw the worst performance for U.S. stocks since the financial crisis. Similarly, exposure to equity covered calls and international developed market equities also detracted. Elsewhere within equities, an allocation to master limited partnerships (“MLPs”) hurt Fund returns as volatility increased and oil prices weakened in the fourth quarter of 2018.

The Fund held derivatives during the period. In particular, equity, Treasury and currency futures were key derivative instruments utilized to efficiently manage the Fund’s exposures and mitigate risk during periods of market distress. Additionally covered call options were used utilized to provide an alternative source of income. The Fund’s overall use of derivatives during the period had a negative impact on Fund performance.

Describe recent portfolio activity.

The Fund made numerous tactical asset allocation decisions during the period, including adding exposure to high yield corporate bonds as spread widening led to more attractive yields and valuations. Exposure to collateralized loan obligations (“CLOs”) and preferred stocks was reduced in an effort to adjust risk exposures within fixed income. After adding U.S. equity exposure for much of the period, the Fund ultimately ended the period with lower equity market exposure as the investment adviser sought to reduce risk in December amid the market sell-off and again trimmed exposure after the strong rally to start the new year. Elsewhere, the Fund took profits and reduced exposure to mortgage-backed securities (“MBS”) in January, given the strong outperformance of the category through the market rout in late 2018. Additionally, the Fund added duration given elevated volatility in risk assets and perceived attractive entry points for adding interest rate exposure.

The Fund’s cash position was somewhat elevated at period end. This was a result of the investment adviser’s desire to run lower levels of risk given elevated market volatility toward the end of 2018. Also, adjustments made within asset classes to capture profits or reduce risk led to moderately higher levels of cash as the Fund was selective in adding exposures during the late-2018 sell-off and subsequent rally to start 2019. The elevated cash balance did not have a material impact on Fund performance during the period.

Describe portfolio positioning at period end.

At period end, the Fund was allocated across a number of diverse asset classes, including equity covered calls, high yield corporate bonds, floating rate bank loans and CLOs, preferred stocks, emerging market debt, MBS, global equities, global real estate investment trusts, MLPs, investment grade corporate bonds and cash. Overall portfolio duration at period end was approximately 2.9 years. The Fund also held positions in equity, interest rate and currency futures, as well as equity options to manage overall exposures.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Dynamic High Income Portfolio

Performance Summary for the Period Ended January 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		Since Inception (f)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.97%	5.80%	(1.91)%	(2.99)%	N/A	4.78%	N/A
Investor A	5.41	5.25	(2.03)	(3.24)	(8.32)%	4.52	3.20%
Investor C	4.98	4.82	(2.40)	(3.96)	(4.87)	3.73	3.73
Class K	6.02	5.86	(1.98)	(2.95)	N/A	4.82	N/A
70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	(2.56)	(3.77)	N/A	5.16	N/A
MSCI World Index(d)	—	—	(5.00)	(6.54)	N/A	6.28	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	—	—	2.71	2.25	N/A	2.04	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund may also invest up to 50% of its assets in structured notes that provide exposure to covered call options or other types of financial instruments.

(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (70%) and Bloomberg Barclays U.S. Aggregate Bond Index (30%).
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(e)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(f)	The Fund commenced operations on November 3, 2014.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of January 31, 2019	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund outperformed its custom benchmark, a blend of 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The following discussion relates to absolute performance due to the nature of the Fund’s strategy. The Fund employs an unconstrained strategy (i.e., one with the flexibility to invest across all asset classes) that is managed within a risk-controlled framework and seeks to maintain a competitive yield with a risk profile less than or equal to the 50/50 benchmark. The Fund may use derivatives to manage the portfolio’s positioning and to provide an element of protection during periods of market distress.

Global equities, although staging a strong rally in January, nonetheless closed the six-month period with a negative return. Conversely, the prospect of slowing economic growth helped support returns for the bond market. In this environment, the Fund’s heavier weighting in fixed income and generally more cautious asset allocation versus the 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index benchmark was the largest contributor to performance. In particular, a position in U.S. Treasury futures — which was aimed at managing the portfolio’s duration — boosted results. (Duration is a measure of interest-rate sensitivity.) High yield bonds, mortgage-backed securities and emerging market debt were also meaningful contributors. A modest cash position and a strategy to reduce exposure to the euro further aided returns, as the U.S. dollar outperformed.

The Fund’s allocation to equities, particularly U.S covered calls and dividend stocks in the developed international markets, was the largest detractor. A position in master limited partnerships (“MLPs”) was a further drag on performance, as the broader energy sector was pressured by volatility in oil prices. Preferred stocks, which are primarily issued by financial companies, were also modestly negative amid the broader weakness in financials.

The Fund held derivatives during the period. In particular, futures, options and swaps were utilized to efficiently manage the Fund’s exposures and to help protect the portfolio during periods of market distress. The Fund also used equity covered calls to provide an alternative source of income. Overall, the Fund’s use of derivatives contributed positively to Fund performance during the period.

Describe recent portfolio activity.

From a broad asset allocation perspective, the Fund increased its weighting in fixed income while modestly reducing its allocation to cash and equities. More specifically, the Fund added exposure to high yield bonds, which exhibited rising yields, higher yield spreads, and more attractive valuations despite their healthy fundamentals.

In contrast, the Fund reduced its position in mortgage-backed securities in January given their strong outperformance during the fourth-quarter downturn in the financial markets. Additionally, the Fund decreased exposure to international dividend stocks given the investment adviser’s more favorable view on domestic equities.

The Fund incrementally increased the duration of the fixed income portfolio to provide some ballast against stock market volatility. The portfolio’s duration (interest-rate sensitivity) stood at 3.04 years at the end of January, up from 2.16 years on July 31, 2018.

Describe portfolio positioning at period end.

The Fund had an above-average cash position, reflecting the investment adviser’s desire to maintain a lower level of portfolio risk. In addition, the investment adviser sought to reinvest the proceeds of its sales in a selective fashion due to the high levels of market volatility.

The Fund was comprised of diverse allocations to a number of income-producing asset classes, including high yield bonds, floating rate loan interests, covered calls, global dividend stocks, mortgage-backed securities, preferred stocks, emerging market debt, investment grade bonds, cash, MLPs, global real estate investment trusts, and strategies designed to manage risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Multi-Asset Income Portfolio

Performance Summary for the Period Ended January 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.32%	5.20%	0.16%	(0.62)%	N/A	4.09%	N/A	8.72%	N/A
Investor A	4.80	4.70	0.03	(0.88)	(6.08)%	3.83	2.72%	8.44	7.86%
Investor C	4.33	4.20	(0.35)	(1.62)	(2.56)	3.06	3.06	7.63	7.63
Class K	5.37	5.26	0.09	(0.67)	N/A	4.09	N/A	8.72	N/A
50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	—	(0.99)	(1.98)	N/A	4.84	N/A	7.81	N/A
MSCI World Index(d)	—	—	(5.00)	(6.54)	N/A	6.94	N/A	11.51	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(e)	—	—	2.71	2.25	N/A	2.44	N/A	3.68	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). In addition, the Fund may invest in structured notes that provide exposure to covered call options or other types of financial instruments. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Bloomberg Barclays U.S. Aggregate Bond Index (50%).
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(e)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Portfolio Information  as of January 31, 2019

BlackRock Dynamic High Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
iShares iBoxx $ High Yield Corporate Bond ETF	13.2%
BlackRock Floating Rate Income Portfolio	7.6
BlackRock Allocation Target Shares — BATS Series A	5.4
iShares 0-5 Year High Yield Corporate Bond ETF	4.4
iShares Emerging Markets Dividend ETF	2.3
iShares Core Dividend Growth ETF	2.0
iShares Core S&P 500 ETF	1.5
JPMorgan Chase & Co.	0.9
Plains All American Pipeline LP	0.7
Republic of Indonesia	0.7

(a)	Total investments exclude short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Investment Companies	37%
Equity-Linked Notes	20
Corporate Bonds	13
Common Stocks	11
Asset-Backed Securities	7
Preferred Securities	4
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	3
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Obligations	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments

BlackRock Multi-Asset Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
iShares iBoxx $ High Yield Corporate Bond ETF	7.8%
Alternative Loan Trust	1.1
SPDR Bloomberg Barclays High Yield Bond ETF	0.9
JPMorgan Chase & Co.	0.8
Commercial Mortgage Trust	0.7
Bank of America Corp.	0.7
HSBC Holdings plc	0.7
Plains All American Pipeline LP	0.6
Citigroup, Inc.	0.6
Goldman Sachs Group, Inc. (The)	0.6

(a)	Total investments exclude short-term securities.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	28%
Common Stocks	18
Equity-Linked Notes	12
Asset-Backed Securities	10
Investment Companies	9
Non-Agency Mortgage-Backed Securities	8
Floating Rate Loan Interests	7
Preferred Securities	4
Foreign Government Obligations	3
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Obligations	—	(b)
Participation Notes	—	(b)
U.S. Treasury Obligations	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share’s performance shown prior to the Class K March 28, 2016 inception date for BlackRock Dynamic High Income Portfolio and the Class K February 3, 2017 inception date for the BlackRock Multi-Asset Income Portfolio is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DERIVATIVE FINANCIAL INSTRUMENTS	9

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019 are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Dynamic High Income Portfolio
Institutional	$1,000.00	$980.90	$3.25	$1,000.00	$1,021.93	$3.31	0.65%
Investor A	1,000.00	979.70	4.49	1,000.00	1,020.67	4.58	0.90
Investor C	1,000.00	976.00	8.22	1,000.00	1,016.89	8.39	1.65
Class K	1,000.00	980.20	2.99	1,000.00	1,022.18	3.06	0.60
BlackRock Multi-Asset Income Portfolio
Institutional	$1,000.00	$1,001.60	$2.77	$1,000.00	$1,022.43	$2.80	0.55%
Investor A	1,000.00	1,000.30	4.03	1,000.00	1,021.17	4.08	0.80
Investor C	1,000.00	996.50	7.80	1,000.00	1,017.39	7.88	1.55
Class K	1,000.00	1,000.90	2.52	1,000.00	1,022.68	2.55	0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” above for further information on how expenses were calculated.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 6.3%
Ajax Mortgage Loan Trust(a)(b):
Series 2018-E, Class A, 4.38%, 06/25/58	USD	300	$298,005
Series 2018-F, Class A, 4.38%, 11/25/58		342	340,392
Series 2018-G, Class A, 4.38%, 06/25/57(c)		500	497,700
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/28(b)(d)		500	491,193
Allegro CLO IV Ltd., Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/29(b)(d)		500	491,809
Allegro CLO VI Ltd., Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.52%, 01/17/31(b)(d)		555	524,627
ALM VI Ltd., Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/26(b)(d)		500	479,776
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.99%, 10/15/27(b)(d)		250	247,668
ALM XVI Ltd.(b)(d):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/27		500	490,255
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/27		1,000	980,207
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/28/31(b)(d)		250	233,856
Apidos CLO XI, Series 2012-11A, Class CR, (LIBOR USD 3 Month + 2.70%), 5.47%, 01/17/28(b)(d)		500	500,549
Apidos CLO XX, Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.73%, 07/16/31(b)(d)		500	481,104
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(b)(d)		500	484,527
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(b)(d)		750	632,895
Ares XLVII CLO Ltd.(b)(d):
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.49%, 04/15/30		500	473,504
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30		500	383,421
Ares XLVIII CLO, Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 5.46%, 07/20/30(b)(d)		500	472,725
Ares XXVII CLO Ltd.(b)(d):
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.16%, 07/28/29		500	497,465
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.51%, 07/28/29		500	500,888
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.52%, 05/15/30(b)(d)		500	478,877
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.79%, 07/15/30(b)(d)		500	482,212
ASSURANT CLO I Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.46%), 9.22%, 10/20/29(b)(d)		250	244,630
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.54%, 01/15/31(b)(d)		550	511,725
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 4.73%, 08/23/30(b)(d)		250	239,644
Atrium XV, Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31(b)(d)		250	240,218
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 4.24%, 04/25/34(d)		126	128,398

Security	Par (000)		Value

Asset-Backed Securities (continued)
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(b)(d)	USD	500	$479,565
Carlyle Global Market Strategies CLO Ltd.(b)(d):
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.96%, 08/14/30		500	494,488
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.44%, 01/15/31		450	425,005
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.76%, 04/20/27		475	457,794
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 11.26%, 10/20/27		344	330,586
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.61%, 04/20/27		250	243,122
Carlyle US CLO Ltd., Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/20/27(b)(d)		250	245,679
Carrington Mortgage Loan Trust(d):
Series 2006-NC3, Class A4, (LIBOR USD 1 Month + 0.24%, 12.50% Cap), 2.75%, 08/25/36		300	223,075
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%, 14.50% Cap), 2.66%, 01/25/37		240	183,393
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 6.46%, 04/20/29(b)(d)		250	250,154
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.42%, 07/23/30(b)(d)		500	498,741
Cedar Funding IX CLO Ltd., Series 2018-9A, Class SUB, 0.00%, 04/20/31(a)(b)		1,000	853,909
Cent CLO 17 Ltd., Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.32%, 04/30/31(b)(d)		500	476,766
CIFC Funding 2015-III Ltd., Series 2015-3A, Class CR, (LIBOR USD 3 Month + 1.65%), 4.41%, 04/19/29(b)(d)		250	240,488
CIFC Funding Ltd.(b)(d):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 3.20%), 5.97%, 10/17/30		400	392,131
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 6.26%, 04/23/29		500	499,086
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 5.43%, 04/18/31		1,000	944,069
Conseco Finance Corp., Series 1998-8, Class A1, 6.28%, 09/01/30		376	396,766
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%, 16.00% Cap), 2.66%, 10/15/36(d)		160	150,016
Dryden 50 Senior Loan Fund, Series 2017-50A, Class SUB, 0.00%, 07/15/30(a)(b)		1,000	726,439
Dryden 70 CLO Ltd., Series 2018-70A, Class D, (LIBOR USD 3 Month + 3.75%), 6.59%, 01/16/32(b)(c)(d)		250	240,000
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 5.76%, 08/15/30(b)(d)		500	488,579
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.69%, 07/15/30(b)(d)		250	235,137
First Franklin Mortgage Loan Trust, Series 2006-FF9, Class 2A4, (LIBOR USD 1 Month + 0.25%), 2.76%, 06/25/36(d)		1,750	1,517,136
Galaxy XVIII CLO Ltd., Series 2018-28A, Class D, (LIBOR USD 3 Month + 3.00%), 5.79%, 07/15/31(b)(d)		250	236,252

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, (LIBOR USD 3 Month + 5.85%), 8.50%, 11/22/31(b)(d)	USD	500	$459,299
Galaxy XXVII CLO Ltd., Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 4.49%, 01/15/31(b)(d)		250	235,476
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 5.29%, 04/15/31(b)(d)		650	607,172
Highbridge Loan Management Ltd.(b)(d):
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.63%, 07/18/31		500	469,564
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 6.60%), 9.36%, 10/20/29		500	488,879
Invitation Homes Trust(b)(d):
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.51%, 07/17/37		696	693,139
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.51%, 07/17/37		700	692,981
Series 2018-SFR4, Class A, (LIBOR USD 1 Month + 1.10%), 3.61%, 01/17/38		284	284,751
Jay Park CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.65%), 5.41%, 10/20/27(b)(d)		250	238,087
LCM XIV LP, Series 14A, Class BR, (LIBOR USD 3 Month + 1.58%), 4.34%, 07/20/31(b)(d)		500	492,760
LCM XXIV Ltd., Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 5.01%, 03/20/30(b)(d)		500	490,352
Long Beach Mortgage Loan Trust(d):
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.69%, 05/25/46		291	116,410
Series 2006-3, Class 2A4, (LIBOR USD 1 Month + 0.27%), 2.78%, 05/25/46		265	107,747
Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.66%, 05/25/36		514	339,108
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 04/20/30(b)(d)		500	469,320
Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31(b)(d)		500	481,151
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 2.79%, 05/25/37(d)		650	548,167
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.76%, 10/21/30(b)(d)		250	239,491
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class CR, (LIBOR USD 3 Month + 1.60%), 4.36%, 04/20/27(b)(d)		1,490	1,428,901
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class D, (LIBOR USD 3 Month + 3.25%), 6.03%, 10/18/29(b)(d)		500	484,578
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 07/23/30(b)(d)		650	614,371
Oakwood Mortgage Investors, Inc., Series 1998-D, Class M1, 7.42%, 01/15/29(b)		407	411,935
Octagon Investment Partners 26 Ltd, Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.64%, 04/20/31(d)		500	476,160
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.50%), 6.26%, 03/17/30(b)(d)		260	256,787

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 9.06%, 07/20/30(b)(d)	USD	250	$236,042
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.51%, 01/20/31(b)(d)		500	475,651
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/20/31(b)(d)		400	376,969
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.52%, 07/25/30(b)(d)		500	475,201
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.62%, 07/17/30(b)(d)		250	239,015
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 5.27%, 01/25/31(b)(d)		500	467,605
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.51%, 01/22/30(b)(d)		500	475,711
Octagon Loan Funding Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.90%), 5.54%, 11/18/31(b)(c)(d)		250	226,625
OZLM Funding Ltd., Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 6.36%, 07/22/29(b)(d)		1,000	1,003,622
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.89%, 11/22/30(b)(d)		250	241,135
Palmer Square CLO Ltd.(b)(d):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/31		300	291,875
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 5.97%, 10/17/31		250	241,866
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.50%), 6.14%, 05/21/29		500	492,015
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.50%), 5.28%, 04/18/31		500	464,075
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		500	511,803
Series 2017-SFR2, Class F, 4.84%, 12/17/34		1,500	1,487,788
Series 2018-SFR2, Class F, 4.95%, 08/17/35		500	497,442
Series 2018-SFR3, Class F, 5.37%, 10/17/35		576	581,699
Rockford Tower CLO Ltd.(b)(d):
Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 4.56%, 10/20/30		300	281,850
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31		300	287,521
RR 5 Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 5.04%, 10/15/31(b)(d)		250	240,116
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/30(b)(d)		650	616,713
TICP CLO VII Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 2.60%), 5.39%, 07/15/29(b)(d)		500	500,046
TICP CLO XI Ltd.(b)(d):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/20/31		300	290,106
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.49%, 10/20/31		300	289,517
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.41%, 10/20/28(b)(d)		300	292,057

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Voya CLO Ltd., Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 4.89%, 07/14/31(b)(d)	USD	250	$241,894
York CLO-1 Ltd.(b)(d):
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/22/29		250	244,762
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.77%, 10/22/29		270	257,955
York CLO-2 Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.65%), 8.41%, 01/22/31(b)(d)		250	230,457
York CLO-3 Ltd.(b)(d):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.36%, 10/20/29		500	493,738
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 9.16%, 10/20/29		500	484,857
York CLO-4 Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.86%, 01/20/30(b)(d)		500	506,224

Total Asset-Backed Securities — 6.3% (Cost: $49,696,345)			48,227,184

		Shares

Common Stocks — 10.8%

Equity Real Estate Investment Trusts (REITs) — 5.5%
Alexandria Real Estate Equities, Inc.		15,180	1,999,358
Ascendas REIT		617,928	1,260,167
Assura plc		2,388,768	1,873,599
AvalonBay Communities, Inc.		8,584	1,656,025
Boston Properties, Inc.		16,100	2,123,107
British Land Co. plc (The)		143,536	1,081,271
Community Healthcare Trust, Inc.		8,477	279,910
Crown Castle International Corp.		10,167	1,190,149
CyrusOne, Inc.		19,030	1,031,426
EPR Properties		32,103	2,345,445
Equinix, Inc.		3,978	1,567,332
Frasers Logistics & Industrial Trust		1,169,242	940,502
Highwoods Properties, Inc.		41,704	1,848,321
Hudson Pacific Properties, Inc.		14,666	476,205
Ichigo Office REIT Investment		533	496,414
Inmobiliaria Colonial Socimi SA		22,713	232,361
Japan Rental Housing Investments, Inc.		1,480	1,163,607
Kenedix Office Investment Corp.		200	1,373,584
Link REIT		96,500	1,060,742
Mitsui Fudosan Logistics Park, Inc.		76	241,311
National Storage REIT		714,845	933,587
Prologis, Inc.		27,769	1,920,504
PRS REIT Plc (The)(e)		290,594	372,377
RioCan REIT		115,876	2,198,553
RPT Realty		108,204	1,416,390
Scentre Group		469,496	1,359,794
Secure Income REIT plc(f)		125,650	657,562
Simon Property Group, Inc.		9,847	1,793,336
Spirit Realty Capital, Inc.		30,059	1,193,943
Sun Communities, Inc.		6,503	714,745
Takara Leben Real Estate Investment Corp.(e)		591	506,089
Target Healthcare REIT Ltd.		532,851	789,743
Unibail-Rodamco-Westfield		11,167	2,008,405
VEREIT, Inc.		89,811	725,673
VICI Properties, Inc.		48,139	1,036,433

			41,867,970

IT Services — 0.1%
GDS Holdings Ltd., ADR(e)		12,483	354,517

Security		Shares	Value

Oil, Gas & Consumable Fuels — 4.9%
Andeavor Logistics LP		15,710	$563,832
Antero Midstream Partners LP		42,137	1,061,431
BP Midstream Partners LP		37,026	581,678
Energy Transfer LP		327,484	4,817,290
EnLink Midstream LLC		36,980	402,340
Enterprise Products Partners LP		178,856	4,948,945
EQM Midstream Partners LP		38,418	1,758,008
Equitrans Midstream Corp.(e)		14,287	297,455
Genesis Energy LP		75,622	1,582,012
Kinder Morgan, Inc.		50,351	911,353
Magellan Midstream Partners LP		62,595	3,846,463
MPLX LP		131,737	4,626,603
ONEOK, Inc.		24,973	1,603,516
Phillips 66 Partners LP		12,926	633,633
Plains All American Pipeline LP		177,153	4,033,774
Shell Midstream Partners LP		49,006	995,802
Tallgrass Energy LP		60,719	1,446,934
Targa Resources Corp.		21,936	943,467
Western Gas Partners LP		44,427	2,148,490
Williams Cos., Inc. (The)		23,285	627,065

			37,830,091

Real Estate Management & Development — 0.3%
Entra ASA(b)		54,017	782,754
Vonovia SE		36,672	1,843,084

			2,625,838

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.		5,859	252,933

Total Common Stocks — 10.8% (Cost: $84,225,950)			82,931,349

		Par (000)

Corporate Bonds — 12.5%

Airlines — 0.2%
Avianca Holdings SA, 8.38%, 05/10/20	USD	400	386,500
Gol Finance, Inc., 7.00%, 01/31/25(b)		694	639,348
Latam Finance Ltd., 6.88%, 04/11/24(b)		489	493,401

			1,519,249

Auto Components — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(d)(g)		200	182,500

Banks — 4.4%
Australia & New Zealand Banking Group Ltd., (USD Swap Rate 5 Year + 5.17%), 6.75%(b)(d)(g)		320	330,400
Barclays plc, (USD Swap Semi 5 Year + 6.77%), 7.88%(d)(g)		1,784	1,857,251
BBVA Bancomer SA, 6.75%, 09/30/22(b)		373	397,693
BNP Paribas SA(b)(d)(g):
(USD Swap Semi 5 Year + 6.31%), 7.63%		704	741,122
(USD Swap Semi 5 Year + 4.92%), 6.75%		1,875	1,900,781
Busan Bank Co. Ltd., 3.63%, 07/25/26		200	185,737
CMB Wing Lung Bank Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(d)		200	191,819
Credit Agricole SA(b)(d)(g):
(USD Swap Semi 5 Year + 4.90%), 7.88%		350	367,036
(USD Swap Semi 5 Year + 6.19%), 8.12%		825	894,094
Danske Bank A/S(d)(g):
(USD Swap Semi 7 Year + 3.90%), 6.13%		449	393,998
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%		1,200	1,092,000

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Gilex Holding SARL, 8.50%, 05/02/23(b)	USD	183	$186,202
HSBC Holdings plc(d)(g):
(USD Swap Rate 5 Year + 5.51%), 6.87%		581	604,240
(USD Swap Rate 5 Year + 4.37%), 6.37%		2,825	2,835,594
(USD Swap Rate 5 Year + 3.75%), 6.00%		1,387	1,334,987
(USD Swap Rate 5 Year + 3.61%), 6.50%		520	507,000
JPMorgan Chase & Co.(d):
Series U, (LIBOR USD 3 Month + 0.95%), 3.51%, 02/02/37		1,590	1,331,005
Series W, (LIBOR USD 3 Month + 1.00%), 3.62%, 05/15/47		1,542	1,209,776
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(b)(d)(g)		1,704	1,527,210
Promerica Financial Corp., 9.70%, 05/14/24(b)		200	203,500
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 7.60%), 8.62%(d)(g)		2,186	2,327,434
Santander UK plc, 5.00%, 11/07/23(b)		400	402,563
Shinhan Financial Group Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(d)(g)		200	201,500
Societe Generale SA(b)(d)(g):
(USD Swap Semi 5 Year + 6.24%), 7.38%		901	930,733
(USD Swap Rate 5 Year + 5.87%), 8.00%		2,325	2,423,812
(USD Swap Semi 5 Year + 3.93%), 6.75%		775	707,188
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(b)(d)(g)		1,560	1,622,400
UBS Group Funding Switzerland AG(d)(g):
(USD Swap Rate 5 Year + 5.50%), 6.87%		2,200	2,257,750
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)		500	503,125
(USD Swap Semi 5 Year + 4.87%), 7.00%		402	425,115
(USD Swap Semi 5 Year + 4.59%), 6.87%		240	240,332
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(d)(g)		200	185,531
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(d)(g)		3,480	3,013,285
Woori Bank, 5.13%, 08/06/28		200	205,762
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		400	372,960

			33,910,935

Beverages — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)		463	460,106

Capital Markets — 1.2%
CCTI Ltd., 3.63%, 08/08/22		200	191,487
China Cinda Finance Ltd., 4.25%, 04/23/25		450	441,680
Coastal Emerald Ltd., 5.95%, 01/13/20		400	399,500
Credit Suisse AG, 6.50%, 08/08/23(b)		200	211,190
Credit Suisse Group AG(b)(d)(g):
(USD Swap Semi 5 Year + 4.60%), 7.50%		1,900	1,938,000
(USD Swap Semi 5 Year + 4.60%), 7.50%		875	928,114
(USD Swap Semi 5 Year + 3.46%), 6.25%		1,528	1,510,682
Deutsche Bank AG, (USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(d)		811	720,116
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	125	122,480
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	200	194,172
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(d)		98	94,670
State Street Corp., (LIBOR USD 3 Month + 1.00%), 3.79%, 06/15/47(d)		3,396	2,606,430

			9,358,521

Security	Par (000)		Value

Chemicals — 0.3%
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21	USD	200	$200,529
4.63%, 03/14/23		200	204,147
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		218	218,545
Cydsa SAB de CV, 6.25%, 10/04/27(b)		607	556,923
Fufeng Group Ltd., 5.88%, 08/28/21		200	202,116
Mexichem SAB de CV, 5.50%, 01/15/48(b)		253	227,700
Pearl Holding III Ltd., 9.50%, 12/11/22		200	172,000
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23(b)		264	248,490
Rock International Investment, Inc., 6.63%, 03/27/20		200	154,345
UPL Corp. Ltd., 4.50%, 03/08/28		400	373,507

			2,558,302

Construction & Engineering — 0.3%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)		690	645,840
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		800	797,200
Leader Goal International Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(d)(g)		200	192,250
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20		200	194,651
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,000

			2,028,941

Consumer Finance — 0.2%
CDBL Funding 1, 3.50%, 10/24/27		200	185,120
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		200	175,671
Docuformas SAPI de CV, 9.25%, 10/11/22(b)		200	174,750
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		215	211,613
King Talent Management Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(d)(g)		200	177,250
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	183,527
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 49.44%, 04/11/22(b)(d)		302	120,800

			1,228,731

Distributors — 0.0%
Tewoo Group No. 5 Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(d)(g)		200	163,000

Diversified Financial Services — 0.0%
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.81%, 07/03/21(d)		200	198,866

Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, 6.38%, 11/14/24(b)		741	712,286
Oi SA, 8.00% (8.00% Cash or 4.00% PIK), 07/27/25(h)		399	404,237

			1,116,523

Electric Utilities — 0.6%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)		548	516,786
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(d)		875	892,500
Energuate Trust, 5.88%, 05/03/27(b)		400	373,130
Generacion Mediterranea SA, 9.63%, 07/27/23(b)		301	266,009
Genneia SA, 8.75%, 01/20/22(b)		1,039	962,374
Greenko Investment Co., 4.88%, 08/16/23		400	371,226
Huachen Energy Co. Ltd., 6.63%, 05/18/20(e)(i)		400	271,248

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(d)	USD	175	$173,967
Stoneway Capital Corp., 10.00%, 03/01/27(b)		1,096	1,023,731

			4,850,971

Energy Equipment & Services — 0.0%
Anton Oilfield Services Group, 9.75%, 12/05/20		200	195,208

Entertainment — 0.2%
Viacom, Inc.(d):
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57		1,583	1,527,723
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		192	185,052

			1,712,775

Equity Real Estate Investment Trusts (REITs) — 0.1%
Trust F/1401, 6.95%, 01/30/44		600	598,500

Food Products — 0.3%(b)
Arcor SAIC, 6.00%, 07/06/23		392	376,810
Grupo Bimbo SAB de CV, (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(d)(g)		600	594,000
MARB BondCo plc, 6.88%, 01/19/25		899	854,050
Minerva Luxembourg SA, 6.50%, 09/20/26		400	382,000

			2,206,860

Gas Utilities — 0.0%
ENN Energy Holdings Ltd., 3.25%, 07/24/22		200	195,161

Hotels, Restaurants & Leisure — 0.2%
Gohl Capital Ltd., 4.25%, 01/24/27		255	243,406
Grupo Posadas SAB de CV, 7.88%, 06/30/22(b)		773	768,841
Studio City Co. Ltd., 7.25%, 11/30/21		200	205,311
Studio City Finance Ltd.:
8.50%, 12/01/20		128	128,160
7.25%, 02/11/24		300	303,303

			1,649,021

Household Durables — 0.1%
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		337	329,805

Independent Power and Renewable Electricity Producers — 0.0%
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		225	216,000

Insurance — 0.3%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		4	4,785
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.80%, 02/12/23(b)(d)		15	15,549
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(d)(g)		200	195,367
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		200	193,513
FWD Ltd., ( U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(d)(g)		200	180,000
Heungkuk Life Insurance Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(d)		200	178,250
KDB Life Insurance Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(d)		200	190,845
Liberty Mutual Group, Inc.(b):
(LIBOR USD 3 Month + 2.91%), 5.69%, 03/15/37(d)		125	118,750
7.80%, 03/15/37		625	705,469
Nationwide Financial Services, Inc., 6.75%, 05/15/37		175	178,500
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		400	354,822

			2,315,850

Security	Par (000)		Value

Internet & Direct Marketing Retail — 0.1%
JD.com, Inc., 3.88%, 04/29/26	USD	500	$464,728

Media — 0.1%
Cablevision SA, 6.50%, 06/15/21(b)		398	390,537

Metals & Mining — 0.3%
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		225	227,813
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		200	201,846
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	192,310
Energy Resources LLC, 8.00%, 09/30/22(j)		234	219,612
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		200	197,163
Largo Resources Ltd., 9.25%, 06/01/21(b)		46	48,356
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		250	223,478
Nexa Resources SA, 5.38%, 05/04/27(b)		443	439,235
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	189,337
Vale Overseas Ltd., 6.25%, 08/10/26		273	291,086
Vedanta Resources plc, 7.13%, 05/31/23		200	193,000

			2,423,236

Multi-Utilities — 0.0%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		200	199,820

Oil, Gas & Consumable Fuels — 1.4%
ABM Investama Tbk. PT, 7.13%, 08/01/22		200	181,250
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		275	266,845
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.37%, 01/22/78(d)		275	239,250
Enbridge, Inc.(d):
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77		2,400	2,292,070
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78		1,415	1,340,268
Eterna Capital Pte. Ltd., Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22(h)		260	219,608
Frontera Energy Corp., 9.70%, 06/25/23(b)		588	596,085
Geopark Ltd., 6.50%, 09/21/24(b)		757	732,397
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)		200	188,500
Greenko Dutch BV, 5.25%, 07/24/24		200	186,250
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		200	206,500
Petrobras Global Finance BV:
6.13%, 01/17/22		23	24,173
5.30%, 01/27/25		326	325,381
8.75%, 05/23/26		515	602,679
6.00%, 01/27/28		513	511,974
PTTEP Treasury Center Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(d)(g)		200	189,500
Santos Finance Ltd., 4.13%, 09/14/27		200	180,516
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(d)		2,071	2,021,710
Yancoal International Resources Development Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(d)(g)		200	199,854
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	196,546

			10,701,356

Paper & Forest Products — 0.1%
Suzano Austria GmbH, 6.00%, 01/15/29(b)		689	720,866

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development — 1.5%
Agile Group Holdings Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(d)(g)	USD	200	$178,500
Alam Synergy Pte. Ltd., 11.50%, 04/22/21		200	208,240
Caiyun International Investment Ltd., 3.13%, 07/12/19		200	195,500
Central China Real Estate Ltd.:
7.33%, 01/27/20		200	200,500
6.88%, 10/23/20		200	198,500
China Aoyuan Group Ltd.:
7.50%, 05/10/21		200	201,000
7.95%, 09/07/21		400	408,000
8.50%, 01/23/22		200	203,000
China Evergrande Group:
7.00%, 03/23/20		200	197,977
4.25%, 02/14/23(k)	HKD	4,000	474,152
8.75%, 06/28/25	USD	200	177,000
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		200	204,000
7.45%, 04/17/21		200	199,876
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		400	399,000
5.50%, 01/23/22		400	377,000
Easy Tactic Ltd.:
8.88%, 09/27/21		200	204,328
9.13%, 07/28/22		200	204,000
Excel Capital Global Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(d)(g)		200	199,500
Fantasia Holdings Group Co. Ltd., 8.38%, 03/08/21		200	171,682
Future Land Development Holdings Ltd.:
6.50%, 09/12/20		200	199,000
7.50%, 01/22/21		200	201,250
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		200	205,000
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	176,000
Greenland Global Investment Ltd., (LIBOR USD 3 Month + 4.85%), 7.67%, 09/26/21(d)		200	193,750
Jababeka International BV, 6.50%, 10/05/23		400	359,242
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		200	211,644
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	182,500
Kaisa Group Holdings Ltd.:
8.50%, 06/30/22		200	164,373
9.38%, 06/30/24		200	154,257
Logan Property Holdings Co. Ltd., 8.75%, 12/12/20		200	205,000
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		400	359,150
New Metro Global Ltd., 6.50%, 04/23/21		400	396,000
Overseas Chinese Town Asia Holdings Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(d)(g)		200	195,070
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		500	490,000
6.95%, 04/17/21		200	194,500
Redco Group:
6.38%, 02/27/19		200	199,000
13.50%, 01/21/20		245	244,374
Scenery Journey Ltd., 11.00%, 11/06/20		200	205,500
Shimao Property Holdings Ltd., 6.38%, 10/15/21		200	203,310
Sunac China Holdings Ltd.:
6.88%, 08/08/20		200	199,325
8.38%, 01/15/21		200	203,549
Times China Holdings Ltd.:
6.25%, 01/23/20		200	198,500
6.25%, 01/17/21		200	196,472

Security	Par (000)		Value

Real Estate Management & Development (continued)
VLL International, Inc., 5.75%, 11/28/24	USD	200	$186,817
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23		400	396,978
Yuzhou Properties Co. Ltd.:
7.90%, 05/11/21		200	202,955
8.63%, 01/23/22		200	204,000
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		200	202,760
12.50%, 01/02/21		200	204,941

			11,536,972

Road & Rail — 0.1%
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		200	191,166
Rumo Luxembourg SARL, 7.38%, 02/09/24(b)		600	633,750

			824,916

Semiconductors & Semiconductor Equipment — 0.0%
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	176,619

Specialty Retail — 0.1%
Baoxin Auto Finance I Ltd.:
7.90%, 02/09/20		200	199,250
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(d)(g)		200	179,338

			378,588

Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	153,063

Thrifts & Mortgage Finance — 0.0%
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	199,940

Transportation Infrastructure — 0.1%
HPHT Finance 17 Ltd., 2.75%, 09/11/22		200	191,786
Royal Capital BV, 5.88%(g)		200	184,716

			376,502

Wireless Telecommunication Services — 0.0%
SoftBank Group Corp., (USD Swap Rate 5 Year + 4.85%), 6.87%(d)(g)		300	263,039

Total Corporate Bonds — 12.5% (Cost: $99,151,855)			95,806,007

Equity-Linked Notes — 18.5%

Aerospace & Defense — 0.3%
Royal Bank of Canada (Textron, Inc.), 11.10%, 03/14/19(b)		38	2,002,697

Airlines — 0.8%
Nomura Bank International plc (Delta Air Lines, Inc.), 12.67%, 04/12/19		44	2,144,727
Nomura Bank International plc (United Continental Holdings, Inc.), 10.32%, 04/12/19		25	2,224,596
Toronto-Dominion Bank (The) (Alaska Air Group, Inc.), 14.87%, 04/12/19		31	2,006,388

			6,375,711

Auto Components — 0.2%
Barclays Bank plc (Faurecia SA):
17.40%, 02/14/19	EUR	19	823,975
17.30%, 02/15/19		19	824,847

			1,648,822

Automobiles — 0.3%
Societe Generale SA (General Motors Co.), 14.11%, 02/05/19	USD	60	2,127,508

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks — 1.1%
Citigroup, Inc. (Bank of America Corp.), 12.20%, 04/15/19(b)	USD	76	$2,185,415
Nomura Bank International plc (Citigroup, Inc.), 13.26%, 04/12/19		34	2,154,283
Societe Generale SA (JPMorgan Chase & Co.), 11.31%, 04/12/19		21	2,127,227
Societe Generale SA (Wells Fargo & Co.), 12.32%, 04/12/19		44	2,144,328

			8,611,253

Beverages — 0.8%
Nomura Bank International plc (PepsiCo, Inc.), 10.75%, 02/15/19		19	2,062,632
Societe Generale SA (Molson Coors Brewing Co.), 13.18%, 02/12/19		35	2,166,913
UBS AG (Constellation Brands, Inc.), 11.10%, 03/22/19(b)		13	2,118,337

			6,347,882

Building Products — 0.3%
BNP Paribas SA (Owens Corning), 13.27%, 02/20/19(b)		43	2,182,626

Capital Markets — 0.3%
Citigroup, Inc. (Goldman Sachs Group, Inc. (The)), 13.41%, 04/15/19(b)		11	2,215,098

Chemicals — 0.3%
Merrill Lynch International & Co. (DowDuPont, Inc.), 12.27%, 02/01/19		35	2,045,734

Communications Equipment — 0.3%
UBS AG (Cisco Systems, Inc.), 12.40%, 02/11/19(b)		43	2,032,682

Consumer Finance — 0.3%
Royal Bank of Canada (Discover Financial Services), 11.64%, 04/23/19(b)		30	2,019,623

Diversified Telecommunication Services — 0.3%
Merrill Lynch International & Co. (Verizon Communications, Inc.), 9.80%, 04/24/19(b)		37	2,026,245

Electrical Equipment — 0.3%
Royal Bank of Canada (Rockwell Automation, Inc.), 12.57%, 04/24/19(b)		12	1,989,696

Electronic Equipment, Instruments & Components — 0.3%
Royal Bank of Canada (Corning, Inc.), 12.57%, 04/24/19(b)		60	1,997,937

Equity Real Estate Investment Trusts (REITs) — 0.5%
BNP Paribas SA (American Tower Corp.), 11.24%, 02/22/19(b)		12	2,073,271
Societe Generale SA (Host Hotels & Resorts, Inc.), 14.95%, 02/20/19		115	2,056,001

			4,129,272

Food & Staples Retailing — 0.2%
Societe Generale SA (Sysco Corp.), 11.53%, 02/05/19		30	1,911,291

Health Care Equipment & Supplies — 0.5%
Citigroup, Inc. (Danaher Corp.), 8.81%, 04/24/19(b)		19	2,057,311
Royal Bank of Canada (Abbott Laboratories), 9.10%, 04/12/19		28	2,008,792

			4,066,103

Hotels, Restaurants & Leisure — 1.3%
BNP Paribas SA (Starbucks Corp.), 9.95%, 04/17/19(b)		30	2,022,127

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Credit Suisse AG (Darden Restaurants, Inc.), 14.65%, 03/14/19	USD	20	$2,079,825
Royal Bank of Canada (Domino’s Pizza, Inc.), 17.93%, 03/07/19(b)		8	2,148,658
UBS AG (McDonald’s Corp.), 8.90%, 04/24/19		11	2,011,057
UBS AG (Royal Caribbean Cruises Ltd.), 12.50%, 04/24/19		17	2,031,299

			10,292,966

Household Durables — 0.3%
Nomura Holdings, Inc. (DR Horton, Inc.), 12.01%, 04/24/19(b)		55	2,001,687

Interactive Media & Services — 0.2%
Societe Generale SA (TripAdvisor, Inc.), 15.48%, 02/12/19		31	1,815,414

IT Services — 0.8%
BNP Paribas SA (International Business Machines Corp.), 12.13%, 04/17/19(b)		15	2,007,837
Societe Generale SA (Cognizant Technology Solutions Corp.), 12.72%, 02/05/19		28	1,972,233
Toronto-Dominion Bank (The) (Mastercard, Inc.), 10.01%, 04/25/19		9	1,998,630

			5,978,700

Life Sciences Tools & Services — 0.3%
UBS AG (Thermo Fisher Scientific, Inc.), 10.60%, 04/24/19		8	2,029,143

Machinery — 0.8%
Royal Bank of Canada (Caterpillar, Inc.), 14.63%, 04/18/19		15	2,017,888
UBS AG (Ingersoll-Rand plc), 10.80%, 04/24/19		20	2,039,748
UBS AG (Westrock Co.), 13.40%, 04/25/19		49	2,000,413

			6,058,049

Metals & Mining — 0.3%
Societe Generale SA (BHP Group Ltd.), 11.81%, 02/15/19	GBP	94	2,076,719

Multiline Retail — 0.2%
Goldman Sachs International (Macy’s, Inc.):
32.84%, 02/13/19	USD	30	811,919
32.22%, 02/14/19		30	812,218

			1,624,137

Oil, Gas & Consumable Fuels — 1.0%
Goldman Sachs International (ConocoPhillips), 14.41%, 04/25/19(b)		30	2,005,334
Goldman Sachs International (Valero Energy Corp.), 14.36%, 04/25/19(b)		23	2,008,971
Merrill Lynch International & Co. (Williams Cos., Inc. (The)), 16.48%, 02/07/19		79	2,106,225
Royal Bank of Canada (Exxon Mobil Corp.), 10.21%, 02/01/19(b)		25	1,789,419

			7,909,949

Personal Products — 0.2%
Royal Bank of Canada (Estee Lauder Cos, Inc. (The)), 11.88%, 02/01/19(b)		14	1,922,849

Pharmaceuticals — 0.8%
Nomura Bank International plc (Bristol-Myers Squibb Co.), 19.49%, 04/17/19(b)		41	2,019,018
Royal Bank of Canada (Pfizer, Inc.), 9.82%, 04/24/19(b)		49	2,069,114

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals (continued)
Societe Generale SA (Eli Lilly & Co.), 10.70%, 02/12/19	USD	17	$2,033,881

			6,122,013

Road & Rail — 1.1%
BNP Paribas SA (Norfolk Southern Corp.), 12.77%, 04/17/19(b)		12	2,027,463
Citigroup, Inc. (CSX Corp.), 10.96%, 04/12/19(b)		34	2,231,810
Credit Suisse AG (Old Dominion Freight Line, Inc.), 23.40%, 02/06/19		16	2,149,453
UBS AG (Union Pacific Corp.), 10.60%, 03/14/19(b)		12	1,983,099

			8,391,825

Semiconductors & Semiconductor Equipment — 0.3%
Royal Bank of Canada (Intel Corp.), 14.28%, 04/23/19(b)		43	2,030,407

Software — 1.3%
BNP Paribas SA (salesforce.com, Inc.), 15.38%, 02/22/19(b)		14	2,074,593
Royal Bank of Canada (Intuit, Inc.), 11.36%, 02/15/19(b)		10	2,100,763
Societe Generale SA (Cadence Design Systems, Inc.), 14.84%, 02/19/19		45	2,095,308
Toronto-Dominion Bank (The) (Adobe, Inc.), 17.81%, 03/11/19		9	2,103,863
Toronto-Dominion Bank (The) (Microsoft Corp.), 11.28%, 04/25/19		19	1,999,893

			10,374,420

Specialty Retail — 0.8%
Credit Suisse AG (O’Reilly Automotive, Inc.), 14.45%, 02/05/19		6	2,023,813
Toronto-Dominion Bank (The) (Burlington Stores, Inc.), 14.63%, 03/04/19		13	2,090,769
Toronto-Dominion Bank (The) (Home Depot, Inc. (The)), 11.01%, 02/21/19		12	2,098,608

			6,213,190

Technology Hardware, Storage & Peripherals — 0.3%
Royal Bank of Canada (Apple, Inc.), 12.53%, 04/24/19(b)		12	2,029,531

Textiles, Apparel & Luxury Goods — 1.2%
Barclays Bank plc (Kering SA), 13.95%, 02/08/19	EUR	4	2,069,059
Barclays Bank plc (Moncler SpA), 11.20%, 02/22/19		54	2,025,721
Credit Suisse AG (Lululemon Athletica, Inc.), 17.75%, 03/21/19	USD	16	2,219,128
Societe Generale SA (NIKE, Inc.), 14.11%, 03/21/19		27	2,111,898
UBS AG (Tapestry, Inc.), 14.40%, 02/01/19(b)		24	912,078

			9,337,884

Trading Companies & Distributors — 0.2%
BNP Paribas SA (United Rentals, Inc.), 17.61%, 04/17/19(b)		16	1,983,845

Total Equity-Linked Notes — 18.5% (Cost: $140,583,155)			141,922,908

Foreign Agency Obligations — 0.6%

Argentina — 0.2%
YPF SA:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 51.73%, 07/07/20(d)		1,642	663,655
8.50%, 07/28/25		667	652,993

			1,316,648

Security	Par (000)		Value

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	$105,017
China Minmetals Corp., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(d)(g)	USD	200	187,925
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	180,000

			472,942

India — 0.1%
Power Finance Corp. Ltd., 3.75%, 12/06/27		370	322,486
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		400	385,710

			708,196

Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	2,000,000	135,237
Perusahaan Listrik Negara PT, 6.15%, 05/21/48	USD	200	214,750
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,000,000	135,080

			485,067

Mexico — 0.0%
Petroleos Mexicanos, 6.50%, 03/13/27	USD	319	306,080

South Africa — 0.1%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(b)		832	850,720

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19		400	393,226

Total Foreign Agency Obligations — 0.6% (Cost: $5,396,674)			4,532,879

Foreign Government Obligations — 2.7%

Colombia — 0.4%
Republic of Colombia:
4.38%, 07/12/21		324	331,695
4.50%, 01/28/26		1,497	1,543,407
3.88%, 04/25/27		661	653,068
4.50%, 03/15/29		451	461,599

			2,989,769

Egypt — 0.4%
Arab Republic of Egypt:
5.75%, 04/29/20(b)		950	959,500
5.75%, 04/29/20		913	922,130
5.58%, 02/21/23(b)		312	303,030
8.50%, 01/31/47(b)		1,050	1,011,969

			3,196,629

Indonesia — 0.7%
Republic of Indonesia:
7.88%, 04/15/19	IDR	27,896,000	1,997,491
4.75%, 01/08/26	USD	926	965,355
8.38%, 09/15/26	IDR	17,254,000	1,256,551
3.50%, 01/11/28	USD	250	238,750
4.10%, 04/24/28		740	737,225
5.35%, 02/11/49		200	215,681

			5,411,053

Maldives — 0.0%
Republic of Maldives Ministry of Finance and Treasury Bond, 7.00%, 06/07/22		200	187,000

Mexico — 0.3%
Petroleos Mexicanos, 5.35%, 02/12/28		34	30,228
United Mexican States:
3.63%, 03/15/22		1,390	1,386,525
4.15%, 03/28/27		413	406,289
3.75%, 01/11/28		650	619,775

			2,442,817

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28	USD	400	$422,000
4.63%, 06/02/46		716	735,690
5.10%, 04/23/48(b)		200	214,750

			1,372,440

Russia — 0.1%
Russian Federation:
4.75%, 05/27/26		600	610,500
4.25%, 06/23/27		400	391,000

			1,001,500

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
4.38%, 04/16/29(b)		209	212,396
4.50%, 04/17/30		800	815,000
5.25%, 01/16/50(b)		223	229,133

			1,256,529

South Africa — 0.3%
Republic of South Africa:
5.88%, 05/30/22		2,126	2,237,615
4.88%, 04/14/26		200	198,000

			2,435,615

Sri Lanka — 0.0%
Republic of Sri Lanka, 5.88%, 07/25/22		200	196,250

Turkey — 0.0%
Republic of Turkey, 4.88%, 04/16/43		219	171,915

United Arab Emirates — 0.1%
Emirate of Abu Dhabi, 4.13%, 10/11/47		400	394,500

Total Foreign Government Obligations — 2.7% (Cost: $20,959,925)			21,056,017

		Shares

Investment Companies — 35.0%
BlackRock Allocation Target Shares- BATS Series A(p)		3,948,912	39,212,697
BlackRock Floating Rate Income Portfolio, Class K(p)		5,543,096	54,765,786
DCP Midstream LP		37,099	1,243,930
iShares 0-5 Year High Yield Corporate Bond ETF(p)		682,355	31,633,978
iShares Core Dividend Growth ETF(p)		419,709	14,794,742
iShares Core S&P 500 ETF(p)		40,508	10,999,948
iShares Emerging Markets Dividend ETF(p)		392,231	16,450,168
iShares iBoxx $ High Yield Corporate Bond ETF(f)(p)		1,120,964	95,405,246
WisdomTree Emerging Markets High Dividend Fund		80,150	3,554,653

Total Investment Companies — 35.0% (Cost: $268,602,371)			268,061,148

		Par (000)

Non-Agency Mortgage-Backed Securities — 3.9%

Collateralized Mortgage Obligations — 0.4%
Alternative Loan Trust(a):
Series 2005-16, Class A1, 3.90%, 06/25/35	USD	73	67,790
Series 2005-72, Class A3, 3.11%, 01/25/36		139	117,545
Series 2006-OA14, Class 1A1, 3.98%, 11/25/46		127	109,686
Series 2006-OA6, Class 1A2, 2.72%, 07/25/46		125	117,328
Series 2006-OA8, Class 1A1, 2.70%, 07/25/46		309	295,766
Series 2007-OA3, Class 1A1, 2.65%, 04/25/47		335	317,488

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 3.17%, 11/25/46(a)	USD	1,078	$543,348
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A13, 5.75%, 02/25/37		515	478,332
Impac CMB Trust, Series 2005-6, Class 1A1, 3.01%, 10/25/35(a)		351	336,774
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, 4.17%, 11/01/22(a)(b)		138	138,070
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 2.85%, 06/25/35(a)(b)		83	79,921
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1, 2.70%, 07/25/46(a)		107	87,546
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A1, 6.50%, 05/25/36(l)		645	553,193

			3,242,787

Commercial Mortgage-Backed Securities — 3.5%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.63%, 09/15/34(a)(b)		630	624,470
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.61%, 04/15/35(a)(b)		700	696,051
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.56%, 12/15/36(a)(b)		350	347,804
Aventura Mall Trust, Series 2013-AVM, Class E, 3.74%, 12/05/32(a)(b)		700	708,314
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2016-ISQ, Class E, 3.61%, 08/14/34		700	628,806
Series 2018-DSNY, Class D, 4.21%, 09/15/34		1,058	1,052,047
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(a)		113	113,106
Bayview Commercial Asset Trust, Series 2007-4A, Class A1, 2.96%, 09/25/37(a)(b)		665	623,957
BBCMS Mortgage Trust, Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(b)		200	172,243
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(a)(b)		200	192,860
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class B, 6.48%, 06/11/50(a)(b)		204	207,620
Benchmark Mortgage Trust:
Series 2018-B5, Class D, 3.11%, 07/15/51(a)(b)		550	467,603
Series 2018-B7, Class C, 4.86%, 05/15/53(a)		500	516,189
BWAY Mortgage Trust, Series 2015-1740, Class E, 4.45%, 01/10/35(a)(b)		500	497,729
BX Commercial Mortgage Trust(a)(b):
Series 2018-IND, Class G, 4.56%, 11/15/35		1,498	1,484,618
Series 2018-IND, Class H, 5.51%, 11/15/35		1,498	1,481,807
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.49%, 04/10/29(a)(b)		280	281,448
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 04/10/28(a)(b)		410	413,078
Citigroup Commercial Mortgage Trust:
Series 2016-C1, Class D, 4.95%, 05/10/49(a)(b)		110	106,271
Series 2018-C6, Class C, 5.07%, 11/10/51		361	380,259
Commercial Mortgage Trust:
Series 2014-UBS4, Class C, 4.62%, 08/10/47(a)		370	369,596
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		350	300,208
Series 2015-LC21, Class C, 4.30%, 07/10/48(a)		700	700,317
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		700	600,983
Series 2018-HCLV, Class B, 3.91%, 09/15/33(a)(b)		400	400,000
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 02/10/34(a)(b)		600	593,859

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D, 4.89%, 11/15/51(a)(b)	USD	457	$427,803
CSMC Trust, Series 2018-RPL8, Class A1, 4.12%, 07/25/58(a)(b)		327	326,363
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(a)(b)		700	617,941
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)(c)		420	380,958
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/34(a)(b)		485	477,212
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(b)		500	491,544
GS Mortgage Securities Corp. Trust(a)(b):
Series 2017-500K, Class G, 5.01%, 07/15/32		30	29,837
Series 2018-HULA, Class D, 4.31%, 07/15/25		260	258,043
GS Mortgage Securities Trust:
Series 2015-GC32, Class D, 3.35%, 07/10/48		360	313,505
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		560	448,503
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class C, 4.51%, 03/15/50(a)		135	135,418
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class D, 4.24%, 01/15/49(a)		500	472,895
Series 2015-JP1, Class E, 4.24%, 01/15/49(a)(b)		371	343,070
Series 2015-UES, Class E, 3.62%, 09/05/32(a)(b)		500	492,095
Series 2017-JP5, Class C, 3.90%, 03/15/50(a)		467	450,415
Series 2017-MAUI, Class F, 6.26%, 07/15/34(a)(b)		700	691,306
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(b)		490	487,376
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(b)		150	148,433
MAD Mortgage Trust, Series 2017-330M, Class E, 4.17%, 08/15/34(a)(b)		270	258,477
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38(a)		163	164,947
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		460	391,995
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		450	380,098
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	201,760
Morgan Stanley Capital I Trust(a):
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)		700	679,127
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)		700	638,453
Series 2017-JWDR, Class E, 5.56%, 11/15/34(b)		380	375,712
Series 2018-H3, Class C, 4.85%, 07/15/51		320	320,894
Series 2018-MP, Class E, 4.28%, 07/11/40(b)		330	301,198
Series 2018-SUN, Class F, 5.06%, 07/15/35(b)		450	442,387
USDC, Series 2018-USDC, Class F, 4.49%, 05/09/38(a)(b)		280	266,527
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D, 3.60%, 12/15/48(a)		151	143,922
Series 2017-C39, Class C, 4.12%, 09/15/50		113	107,592
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(b)		492	404,536
Series 2018-C44, Class C, 4.84%, 05/15/51(a)		170	170,071
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		240	188,722
Series 2018-C45, Class C, 4.73%, 06/15/51		110	107,719

			26,498,097

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, 1.35%, 10/15/48(a)(b)	USD	4,650	$362,933

Total Non-Agency Mortgage-Backed Securities — 3.9% (Cost: $29,517,346)			30,103,817

Preferred Securities — 4.0%

Capital Trusts — 3.4%

Banks — 1.5%(g)(j)
Bank of America Corp., Series X, 6.25%		1,518	1,598,454
Citigroup, Inc.:
5.90%		2,255	2,277,550
Series P, 5.95%		706	702,470
Citizens Financial Group, Inc., Series A, 5.50%		75	75,330
Fifth Third Bancorp, Series J, 4.90%		1,600	1,572,000
JPMorgan Chase & Co., Series CC, 4.62%		1,675	1,544,434
M&T Bank Corp., Series F, 5.13%		625	610,937
SunTrust Banks, Inc.:
Series G, 5.05%		1,880	1,776,600
Series H, 5.13%		1,150	1,035,000

			11,192,775

Capital Markets — 0.4%(g)(j)
Bank of New York Mellon Corp. (The), Series F, 4.62%		1,175	1,101,562
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		390	390,975
Series P, 5.00%		230	211,887
Series O, 5.30%		145	142,825
Northern Trust Corp., Series D, 4.60%		700	660,625
State Street Corp., Series H, 5.63%		925	905,344

			3,413,218

Consumer Finance — 0.6%(g)(j)
Capital One Financial Corp., Series E, 5.55%		1,390	1,401,120
Discover Financial Services, Series C, 5.50%		575	523,969
General Motors Financial Co., Inc.:
Series A, 5.75%		2,546	2,183,195
Series B, 6.50%		250	221,250

			4,329,534

Diversified Financial Services — 0.0%
Voya Financial, Inc., Series A, 6.13%(g)(j)		400	396,000

Insurance — 0.2%(g)(j)
Progressive Corp. (The), Series B, 5.38%		335	326,206
XLIT Ltd., Series E, 5.24%		1,385	1,319,213

			1,645,419

Oil, Gas & Consumable Fuels — 0.7%(g)(j)
Andeavor Logistics LP, Series A, 6.87%		2,275	2,191,576
EnLink Midstream Partners LP, Series C, 6.00%		1,600	1,296,000
Plains All American Pipeline LP, Series B, 6.13%		1,550	1,389,188

			4,876,764

Total Capital Trusts — 3.4% (Cost: $27,010,449)			25,853,710

		Shares

Preferred Stocks — 0.5%

Banks — 0.1%
KeyCorp, Series E, 6.13%(g)(j)		32,500	882,375

Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85%(g)(j)		83,000	2,107,370

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

Consumer Finance — 0.1%
SLM Corp., Series B, 4.49%(g)(j)		3,500	$237,580

Electric Utilities — 0.0%
Entergy Arkansas LLC, 4.88%		1,210	29,597
Entergy Louisiana LLC, 4.88%		4,525	111,586
Entergy Mississippi LLC, 4.90%		401	9,844
Entergy Texas, Inc., 5.63%		4,716	123,512

			274,539

Total Preferred Stocks — 0.5% (Cost: $3,427,304)			3,501,864

Trust Preferreds — 0.1%

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.55%, 12/21/65(b)(j)		896,000	680,960

Consumer Finance — 0.0%
ILFC E-Capital Trust II, 4.80%, 12/21/65(b)(j)		397,000	303,705

Total Trust Preferreds — 0.1% (Cost: $1,257,798)			984,665

Total Preferred Securities — 4.0% (Cost: $31,695,551)			30,340,239

		Par (000)

U.S. Government Sponsored Agency Securities — 0.2%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2018-K732, Class B, 4.06%, 05/25/25(b)(j)	USD	200	200,014
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(b)(d)		300	297,905
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(j)		339	340,867

			838,786

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Government National Mortgage Association Variable Rate Notes(j):
Series 2013-63, 0.79%, 09/16/51		1,100	57,786
Series 2016-162, 1.00%, 09/16/58		2,714	218,863
Series 2016-34, 0.99%, 01/16/58		1,369	104,811
Series 2016-67, 1.17%, 07/16/57		572	45,869
Series 2017-44, 0.70%, 04/17/51		2,564	151,489
Series 2018-106, 0.49%, 04/16/60		1,693	92,869

			671,687

Total U.S. Government Sponsored Agency Securities — 0.2% (Cost: $1,504,339)			1,510,473

Total Long-Term Investments — 94.5% (Cost: $731,333,511)			724,492,021

Short-Term Securities — 19.9%

Foreign Government Obligations — 0.0%

Egypt — 0.0%
Arab Republic of Egypt, 19.87%, 04/02/19(m)	EGP	6,150	338,229

Total Foreign Government Obligations — 0.0% (Cost: $333,141)			338,229

Security	Shares	Value

Money Market Funds — 19.9%(n)(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%	69,758,031	$69,758,031
SL Liquidity Series, LLC, Money Market Series, 2.64%(o)	82,474,817	82,483,064

Total Money Market Funds — 19.9% (Cost: $152,233,794)		152,241,095

Total Short-Term Securities — 19.9% (Cost: $152,566,935)		152,579,324

Total Investments — 114.4% (Cost: $883,900,446)		877,071,345

Liabilities in Excess of Other Assets — (14.4)%		(110,394,748)

Net Assets — 100.0%		$766,676,597

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Non-income producing security.
(f)	Security, or a portion of the security, is on loan.
(g)	Perpetual security with no stated maturity date.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Convertible security.
(l)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(m)	Rates are discount rates or a range of discount rates as of period end.
(n)	Annualized 7-day yield as of period end.
(o)	Security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio

(p)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	72,114,270	—		(2,356,239	)(b)	69,758,031	$69,758,031	$291,013		$—	$—
SL Liquidity Series, LLC, Money Market Series	25,183,103	57,291,714	(c)	—		82,474,817	82,483,064	409,483	(d)	(12,820)	4,289
BlackRock Allocation Target Shares, BATS Series A	5,047,272	2,528,113		(3,626,473)		3,948,912	39,212,697	1,076,478		(336,570)	(36,604)
BlackRock Floating Rate Income Portfolio, Class K	3,968,683	1,574,413		—		5,543,096	54,765,786	1,280,562		(10,384)	(1,457,452)
iShares 0-5 Year High Yield Corporate Bond ETF	591,943	153,590		(63,178)		682,355	31,633,978	774,639		(53,632)	(190,350)
iShares Core Dividend Growth ETF	—	419,709		—		419,709	14,794,742	—		—	223,775
iShares Core S&P 500 ETF	—	109,890		(69,382)		40,508	10,999,948	79,875		(2,457,312)	499,350
iShares Emerging Markets Dividend ETF	—	392,231		—		392,231	16,450,168	111,356		—	904,821
iShares iBoxx $ High Yield Corporate Bond ETF	587,508	671,490		(138,034)		1,120,964	95,405,246	1,617,207		(384,066)	373,457

							$415,503,660	$5,640,613		$(3,254,784)	$321,286

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	1,214	03/15/19	$43,798	$723,873
MSCI Emerging Markets E-Mini Index	574	03/15/19	30,554	2,196,859
S&P 500 E-Mini Index	605	03/15/19	81,811	3,378,166
U.S. Treasury 10 Year Note	530	03/20/19	64,908	438,471
U.S. Treasury Long Bond	116	03/20/19	17,016	377,577
U.S. Treasury 5 Year Note	640	03/29/19	73,510	1,341,691

				8,456,637

Short Contracts
Euro-Bobl	1	03/07/19	152	(1,205)
Euro-Schatz	1	03/07/19	128	(52)
EUR Currency	80	03/18/19	11,487	(6,730)
JPY Currency	27	03/18/19	3,110	(111,713)
U.S. Treasury 10 Year Ultra Note	2	03/20/19	261	(9,645)

				(129,345)

				$8,327,292

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	258,443	EUR	224,823	Barclays Bank plc	03/14/19	$313
USD	462,270	HKD	3,612,751	Bank of America NA	03/14/19	1,158

						1,471

USD	965,389	ARS	36,906,821	Citibank NA	02/14/19	(14,362)
USD	1,357,140	IDR	19,385,391,300	Citibank NA	02/22/19	(32,850)
USD	263,594	IDR	4,018,493,290	Citibank NA	03/15/19	(23,837)

						(71,049)

	Net Unrealized Depreciation					$(69,578)

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	120	$(1,895)	$(294)	$(1,601)
Australia & New Zealand Banking Group Ltd.	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	80	(1,251)	(208)	(1,043)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	40	(733)	353	(1,086)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	20	(365)	188	(553)
Standard Chartered Bank	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	10	(182)	98	(280)
Republic of Colombia	1.00	Quarterly	Citibank NA	12/20/23	USD	431	4,653	3,236	1,417

							$227	$3,373	$(3,146)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$3,875	$(502)	$1,417	$(4,563)
Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$6,298,898	$—	$2,157,739	$—	$8,456,637
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,471	—	—	1,471
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,292	—	—	—	—	5,292

	$—	$5,292	$6,298,898	$1,471	$2,157,739	$—	$8,463,400

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$118,443	$10,902	$—	$129,345
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	71,049	—	—	71,049
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	5,065	—	—	—	—	5,065

	$—	$5,065	$—	$189,492	$10,902	$—	$205,459

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(15,727,929)	$1,574,232	$852,023	$—	$(13,301,674)
Forward foreign currency exchange contracts	—	—	—	(168,092)	—	—	(168,092)
Options purchased(a)	—	—	63,802	—	—	—	63,802
Swaps	—	(8,891)	—	—	—	—	(8,891)

	$—	$(8,891)	$(15,664,127)	$1,406,140	$852,023	$—	$(13,414,855)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,973,564	$(326,133)	$2,218,328	$—	$5,865,759
Forward foreign currency exchange contracts	—	—	—	(85,080)	—	—	(85,080)
Swaps	—	7,721	—	—	—	—	7,721

	$—	$7,721	$3,973,564	$(411,213)	$2,218,328	$—	$5,788,400

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$375,766,777
Average notional value of contracts — short	22,221,248
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	4,982,579
Average amounts sold — in USD	1,514,116
Credit default swaps:
Average notional value — buy protection	710,704

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,662,375	$34,671
Forward foreign currency exchange contracts	1,471	71,049
Swaps — OTC(a)	5,292	5,065

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,669,138	$110,785
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,662,375)	(34,671)

Total derivative assets and liabilities subject to an MNA	$6,763	$76,114

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$1,158	$—	$—	$—	$1,158
Barclays Bank plc	313	—	—	—	313
BNP Paribas SA	541	(541)	—	—	—
Citibank NA	4,653	(4,653)	—	—	—
Morgan Stanley & Co. International plc	98	(98)	—	—	—

	$6,763	$(5,292)	$—	$—	$1,471

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
BNP Paribas SA	$1,639	$(541)	$—	$—	$1,098
Citibank NA	71,049	(4,653)	—	—	66,396
JP Morgan Chase Bank NA	3,146	—	—	—	3,146
Morgan Stanley & Co. International plc	280	(98)	—	—	182

	$76,114	$(5,292)	$—	$—	$70,822

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$47,262,859	$964,325	$48,227,184
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	29,210,136	12,657,834	—	41,867,970
IT Services	354,517	—	—	354,517
Oil, Gas & Consumable Fuels	37,830,091	—	—	37,830,091
Real Estate Management & Development	—	2,625,838	—	2,625,838
Transportation Infrastructure	252,933	—	—	252,933
Corporate Bonds(a)	—	95,806,007	—	95,806,007
Equity-Linked Notes(a)	—	141,922,908	—	141,922,908
Foreign Agency Obligations(a)	—	4,532,879	—	4,532,879
Foreign Government Obligations(a)	—	21,056,017	—	21,056,017
Investment Companies	268,061,148	—	—	268,061,148
Non-Agency Mortgage-Backed Securities	—	29,722,859	380,958	30,103,817
Preferred Securities:
Banks	882,375	11,192,775	—	12,075,150
Capital Markets	2,107,370	3,413,218	—	5,520,588
Commercial Services & Supplies	—	680,960	—	680,960
Consumer Finance	237,580	4,633,239	—	4,870,819
Diversified Financial Services	—	396,000	—	396,000
Electric Utilities	274,539	—	—	274,539
Insurance	—	1,645,419	—	1,645,419
Oil, Gas & Consumable Fuels	—	4,876,764	—	4,876,764
U.S. Government Sponsored Agency Securities	—	1,510,473	—	1,510,473
Short-Term Securities:
Foreign Government Obligations(a)	—	338,229	—	338,229
Money Market Funds	69,758,031	—	—	69,758,031

Subtotal	$408,968,720	$384,274,278	$1,345,283	$794,588,281

Investments valued at NAV(b)				$82,483,064

Total Investments				$877,071,345

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$1,417	$—	$1,417
Equity contracts	6,298,898	—	—	6,298,898
Foreign currency exchange contracts	—	1,471	—	1,471
Interest rate contracts	2,157,739	—	—	2,157,739
Liabilities:
Credit contracts	—	(4,563)	—	(4,563)
Foreign currency exchange contracts	(118,443)	(71,049)	—	(189,492)
Interest rate contracts	(10,902)	—	—	(10,902)

	$8,327,292	$(72,724)	$—	$8,254,568

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Dynamic High Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Non-Agency Mortgage- Backed Securities	Total
Investments:
Assets:
Opening Balance, as of July 31, 2018	$5,694,334	$892,666	$1,249,468	$7,836,468
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(5,694,334)	(892,666)	(654,500)	(7,241,500)
Accrued discounts/premiums	—	—	586	586
Net realized gain (loss)	—	—	(45,622)	(45,622)
Net change in unrealized appreciation (depreciation)(a)(b)	(33,373)	—	47,649	14,276
Purchases	997,698	—	—	997,698
Sales	—	—	(216,623)	(216,623)

Closing Balance, as of January 31, 2019	$964,325	$—	$380,958	$1,345,283

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2019(b)	$(33,373)	$—	$3,487	$(29,886)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 9.0%
Accredited Mortgage Loan Trust, Series 2004-4, Class M2, (LIBOR USD 1 Month + 1.58%), 4.08%, 01/25/35(a)	USD	1,611	$1,537,295
Accunia European CLO I BV, Series 1X, Class E, (EURIBOR 3 Month + 7.00%), 7.00%, 07/15/29(a)	EUR	400	456,555
AIMCO CLO, Series 2018-AA, Class A, (LIBOR USD 3 Month + 1.02%), 3.79%, 04/17/31(a)(b)	USD	2,700	2,651,526
Ajax Mortgage Loan Trust(b):
Series 2018-E, Class A, 4.38%, 06/25/58(c)		6,739	6,705,123
Series 2018-E, Class B, 5.25%, 06/25/58(c)		630	617,940
Series 2018-E, Class C, 0.00%, 06/25/58(c)(d)		1,620	462,672
Series 2018-F, Class A, 4.38%, 11/25/58(c)		7,699	7,658,811
Series 2018-F, Class B, 5.25%, 11/25/58(c)		719	705,564
Series 2018-F, Class C, 0.00%, 11/25/58		1,775	884,043
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		8,738	8,697,307
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		816	797,151
Series 2018-G, Class C, 5.25%, 06/25/57		2,097	1,938,079
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/28(a)(b)		1,300	1,277,102
Allegro CLO IV Ltd., Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/29(a)(b)		1,750	1,721,331
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.90%, 01/17/31		5,350	5,303,930
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 4.27%, 01/17/31		1,000	979,022
Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.52%, 01/17/31		1,580	1,493,532
Allegro CLO VII Ltd., Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.89%, 06/13/31(a)(b)		1,700	1,680,069
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.69%, 10/18/27		15,000	14,920,401
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 4.03%, 10/18/27		7,000	6,856,046
ALM VI Ltd.(a)(b):
Series 2012-6A, Class BR3, (LIBOR USD 3 Month + 1.75%), 4.54%, 07/15/26		1,500	1,462,641
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/26		1,650	1,583,262
ALM VII Ltd.(a)(b):
Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 4.27%, 10/15/28		18,000	18,020,464
Series 2012-7A, Class BR, (LIBOR USD 3 Month + 2.50%), 5.29%, 10/15/28		2,875	2,856,223
Series 2012-7A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.64%, 10/15/28		3,750	3,714,471
ALM VII R Ltd.(a)(b):
Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 4.20%, 10/15/28		4,175	4,184,400
Series 2013-7RA, Class A2R, (LIBOR USD 3 Month + 2.00%), 4.79%, 10/15/28		1,000	1,000,581
Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.49%, 10/15/28		1,000	995,021

Security	Par (000)		Value

Asset-Backed Securities (continued)
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 4.44%, 10/15/27	USD	2,000	$1,998,159
Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 4.99%, 10/15/27		600	594,404
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 4.28%, 10/15/28		13,250	13,259,642
Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.74%, 10/15/28		2,250	2,251,530
ALM XIX Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 4.35%), 7.14%, 07/15/28(a)(b)		2,000	2,002,162
ALM XVI Ltd., Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.49%, 07/15/27(a)(b)		3,000	2,940,621
American Express Credit Account Master Trust:
Series 2017-5, Class A, (LIBOR USD 1 Month + 0.38%), 2.89%, 02/18/25(a)		2,000	2,002,028
Series 2017-6, Class A, 2.04%, 05/15/23		2,000	1,976,841
Series 2018-4, Class A, 2.99%, 12/15/23		1,940	1,948,334
Series 2018-8, Class A, 3.18%, 04/15/24		1,709	1,726,458
AmeriCredit Automobile Receivables Trust:
Series 2014-3, Class D, 3.13%, 10/08/20		980	980,051
Series 2017-2, Class A3, 1.98%, 12/20/21		460	457,604
Series 2018-1, Class A3, 3.07%, 12/19/22		1,000	1,001,529
AMMC CLO 19 Ltd., Series 2016-19A, Class E, (LIBOR USD 3 Month + 7.00%), 9.79%, 10/15/28(a)(b)		1,000	969,138
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.81%, 11/02/30(a)(b)		1,750	1,745,239
AMMC CLO 22 Ltd., Series 2018-22A, Class D, (LIBOR USD 3 Month + 2.70%), 5.47%, 04/25/31(a)(b)		320	301,030
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.82%, 11/10/30(a)(b)		2,000	1,989,794
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A1, (LIBOR USD 1 Month + 0.80%), 3.31%, 11/25/32(a)		4,032	3,957,977
Anchorage Capital CLO 1 Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 4.05%, 10/13/30(a)(b)		4,000	3,982,553
Anchorage Capital CLO 10 Ltd., Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 3.63%, 10/15/31(a)(b)		7,650	7,589,974
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.79%, 04/13/31(a)(b)		2,400	2,362,121
Anchorage Capital CLO 2 Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.53%), 4.29%, 01/20/30(a)(b)		5,000	4,962,703
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 4.26%, 01/28/31		3,400	3,333,945
Series 2014-3RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/28/31		1,250	1,200,328
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/28/31		1,000	932,165

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/28/31	USD	600	$576,218
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/28/31		2,250	2,104,709
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.64%, 01/15/30(a)(b)		1,850	1,792,680
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.19%, 07/15/30(a)(b)		1,000	990,885
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.75%, 10/15/27(a)(b)		10,000	9,945,421
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.76%, 07/28/28		4,400	4,368,366
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.36%, 07/28/28		1,400	1,394,118
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.76%, 07/28/28		4,000	3,870,760
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class D, (LIBOR USD 3 Month + 4.00%), 6.79%, 01/15/29(a)(b)		1,350	1,343,764
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	399	422,545
Apidos CLO XI, Series 2012-11A, Class CR, (LIBOR USD 3 Month + 2.70%), 5.47%, 01/17/28(a)(b)	USD	1,000	1,001,099
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.87%, 04/15/31(a)(b)		2,400	2,379,596
Apidos CLO XV(a)(b):
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.77%, 04/20/31		5,000	4,943,494
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.61%, 04/20/31		1,000	958,082
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 5.46%, 04/20/31		2,000	1,910,759
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.73%, 07/16/31(a)(b)		1,750	1,685,624
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.74%, 01/15/27(a)(b)		1,000	991,869
Apidos CLO XXIX, Series 2018-29A, Class A2, (LIBOR USD 3 Month + 1.55%), 4.32%, 07/25/30(a)(b)		1,000	983,813
Apidos Clo XXV, Series 2016-25A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.93%, 10/20/31(a)(b)		4,500	4,478,934
Apidos CLO XXX, Series XXXA, Class A1A, (LIBOR USD 3 Month + 1.14%), 3.56%, 10/18/31(a)(b)		2,000	1,986,058
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	219	222,615
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 4.21%, 09/15/26	USD	990	997,928
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.30%), 3.81%, 04/15/27		1,080	1,081,703

Security	Par (000)		Value

Asset-Backed Securities (continued)
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	468	$520,207
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		400	458,198
Ares XLI CLO Ltd., Series 2016-41A, Class A, (LIBOR USD 3 Month + 1.41%), 4.20%, 01/15/29(a)(b)	USD	2,950	2,973,356
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 6.21%, 01/22/28(a)(b)		1,000	985,108
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 4.41%, 07/22/30(a)(b)		500	494,945
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(a)(b)		2,100	2,035,012
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(a)(b)		2,250	1,898,685
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class B, (LIBOR USD 3 Month + 1.45%), 4.24%, 04/15/30		1,400	1,370,056
Series 2018-47A, Class C, (LIBOR USD 3 Month + 1.75%), 4.54%, 04/15/30		800	762,608
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.49%, 04/15/30		3,500	3,314,526
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30		4,500	3,450,789
Ares XLVIII CLO, Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.56%, 07/20/30(a)(b)		1,000	952,419
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.51%, 07/28/29(a)(b)		1,000	1,001,777
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 4.20%), 6.95%, 12/05/25(a)(b)		1,000	998,408
Ares XXXIIR CLO Ltd.(a)(b):
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.42%, 05/15/30		700	666,037
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.52%, 05/15/30		500	478,877
Series 2014-32RA, Class D, (LIBOR USD 3 Month + 5.85%), 8.47%, 05/15/30		1,000	934,748
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.99%, 05/24/30(a)(b)		1,000	969,565
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.96%, 10/15/30		3,000	2,991,575
Series 2015-4A, Class A3R, (LIBOR USD 3 Month + 1.50%), 4.29%, 10/15/30		1,500	1,474,397
Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 4.59%, 10/15/30		1,017	977,436
Ares XXXVR CLO Ltd.(a)(b):
Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 4.19%, 07/15/30		1,500	1,503,280
Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.69%, 07/15/30		1,000	957,627
Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.79%, 07/15/30		1,000	964,424

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Assurant CLO I Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.46%), 9.22%, 10/20/29(a)(b)	USD	300	$293,556
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 0.00%, 04/20/30(a)(b)		1,000	1,000,000
Atlas Senior Loan Fund VII Ltd.(a)(b):
Series 2016-7A, Class A1R, (LIBOR USD 3 Month + 1.28%), 3.99%, 11/27/31		5,750	5,713,549
Series 2016-7A, Class A2R, (LIBOR USD 3 Month + 1.55%), 4.26%, 11/27/31		5,500	5,442,550
Series 2016-7A, Class B1R, (LIBOR USD 3 Month + 1.80%), 4.51%, 11/27/31		1,700	1,681,799
Atlas Senior Loan Fund X Ltd.(a)(b):
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 4.29%, 01/15/31		1,300	1,269,057
Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.54%, 01/15/31		2,000	1,860,818
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.86%, 07/26/31(a)(b)		7,000	6,912,525
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.63%, 10/24/31(a)(b)		1,700	1,678,818
Atrium VIII(b):
Series 8A, Class ER, (LIBOR USD 3 Month + 7.25%), 10.02%, 10/23/24(a)		1,750	1,754,382
Series 8A, Class SUB, 0.00%, 10/23/24(c)		11,500	6,072,322
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 4.73%, 08/23/30(a)(b)		1,000	958,578
Atrium XV(a)(b):
Series 15A, Class B, (LIBOR USD 3 Month + 1.75%), 4.53%, 01/23/31		1,000	993,968
Series 15A, Class C, (LIBOR USD 3 Month + 2.20%), 4.98%, 01/23/31		500	485,614
Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31		500	480,436
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)	EUR	670	663,826
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		271	307,293
BA Credit Card Trust:
Series 2018-A1, Class A1, 2.70%, 07/17/23	USD	2,000	1,998,276
Series 2018-A2, Class A2, 3.00%, 09/15/23		1,890	1,900,795
Series 2018-A3, Class A3, 3.10%, 12/15/23		1,390	1,400,340
Babson CLO Ltd., Series 2015-IA, Class AR, (LIBOR USD 3 Month + 0.99%), 3.75%, 01/20/31(a)(b)		7,500	7,408,167
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.71%, 07/20/29(a)(b)		4,500	4,457,737
Barings Euro CLO BV, Series 2018-3X, Class E, (EURIBOR 3 Month + 5.79%), 5.79%, 07/27/31(a)	EUR	270	296,182
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2005-HE1, Class M2, (LIBOR USD 1 Month + 1.25%), 3.76%, 01/25/35	USD	1,532	1,533,050
Series 2006-EC2, Class M2, (LIBOR USD 1 Month + 0.63%), 3.14%, 02/25/36		5,801	5,749,127

Security	Par (000)		Value

Asset-Backed Securities (continued)
Bear Stearns Asset-Backed Securities I Trust (continued)
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.68%, 09/25/36	USD	1,519	$1,735,478
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.67%, 01/25/37		1,735	1,698,593
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		4,900	4,809,426
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.65%, 03/25/37		6,898	6,970,127
Series 2007-HE3, Class 2A, (LIBOR USD 1 Month + 0.14%), 2.65%, 04/25/37		7,415	7,859,589
Series 2007-HE5, Class 2A, (LIBOR USD 1 Month + 0.22%), 2.73%, 06/25/47(d)		22,573	20,544,363
Bear Stearns Asset-Backed Securities Trust(a):
Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 4.24%, 04/25/34		4,540	4,641,268
Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.71%, 01/25/36		1,682	1,673,363
Series 2006-1, Class M1, (LIBOR USD 1 Month + 0.50%), 3.01%, 02/25/36		802	799,515
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1R, (LIBOR USD 3 Month + 1.49%), 4.25%, 01/20/29		1,790	1,791,725
Series 2014-IVA, Class A2R, (LIBOR USD 3 Month + 2.05%), 4.81%, 01/20/29		2,500	2,503,671
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 4.02%, 10/18/29(a)(b)		10,000	9,994,317
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.86%, 01/20/31(a)(b)		1,500	1,484,605
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2, (LIBOR USD 3 Month + 2.00%), 4.79%, 01/15/29(a)(b)		2,000	1,999,574
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.84%, 10/15/30(a)(b)		1,500	1,438,694
Benefit Street Partners CLO XV Ltd.(a)(b):
Series 2018-15A, Class A1, (LIBOR USD 3 Month + 1.15%), 3.93%, 07/18/31		2,200	2,179,956
Series 2018-15A, Class A2A, (LIBOR USD 3 Month + 1.70%), 4.48%, 07/18/31		1,000	989,348
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	550	554,925
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.40%), 4.16%, 01/20/29	USD	1,350	1,350,920
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.94%, 10/22/30		1,000	997,462
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.35%), 4.11%, 04/20/27		2,700	2,645,487
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		1,230	1,234,490
Bowman Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.18%), 3.86%, 11/23/25		3,500	3,502,972
Series 2014-1A, Class D2R, (LIBOR USD 3 Month + 3.35%), 6.03%, 11/23/25		500	496,076
Burnham Park Clo Ltd., Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.43%), 4.19%, 10/20/29(a)(b)		12,000	12,019,724

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1, 2.26%, 03/15/23	USD	1,400	$1,390,398
Cadogan Square CLO VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 01/15/30(a)	EUR	461	521,418
Cairn CLO VII BV, Series 2016-7X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 01/31/30(a)		400	458,117
Capital One Multi-Asset Execution Trust:
Series 2017-A1, Class A1, 2.00%, 01/17/23	USD	1,655	1,641,603
Series 2018-A1, Class A1, 3.01%, 02/15/24		1,500	1,508,888
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-4A, Class BR, (LIBOR USD 3 Month + 1.90%), 4.66%, 01/20/29		7,250	7,259,121
Series 2012-4A, Class C1R, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/20/29		1,500	1,498,184
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.96%, 08/14/30		1,500	1,483,464
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.44%, 01/15/31		1,000	944,455
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.67%, 05/15/31		1,500	1,481,258
Series 2014-5A, Class A1RR, (LIBOR USD 3 Month + 1.14%), 3.93%, 07/15/31		10,500	10,394,597
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.36%, 07/28/28		3,900	3,870,691
Series 2015-4A, Class D, (LIBOR USD 3 Month + 6.10%), 8.86%, 10/20/27		1,000	993,494
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.61%, 04/20/27		600	583,494
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/20/27		500	491,359
Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 6.17%, 07/20/31		1,000	1,001,376
CarMax Auto Owner Trust:
Series 2018-1, Class A3, 2.48%, 11/15/22		2,820	2,800,820
Series 2018-4, Class A3, 3.36%, 09/15/23		2,000	2,020,194
Carrington Mortgage Loan Trust(a):
Series 2006-FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 2.76%, 04/25/36		2,876	2,353,693
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%, 14.50% Cap), 2.66%, 01/25/37		4,000	3,056,546
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 6.46%, 04/20/29(a)(b)		1,000	1,000,618
CBAM Ltd.(a)(b):
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.23%), 4.00%, 10/17/29		10,000	9,985,014
Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.02%), 3.79%, 04/17/31		4,500	4,420,036
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 4.17%, 04/17/31		2,500	2,415,399
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.73%, 07/15/31		2,500	2,476,792
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 4.29%, 07/15/31		2,000	1,962,773
C-BASS Mortgage Loan Trust, Series 2007-CB3, Class A1, 3.81%, 03/25/37(e)		7,197	4,044,582
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 4.00%, 06/09/30(a)(b)		3,600	3,588,929

Security	Par (000)		Value

Asset-Backed Securities (continued)
Cedar Funding IV CLO Ltd.(a)(b):
Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 4.00%, 07/23/30	USD	8,375	$8,335,140
Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.42%, 07/23/30		2,000	1,994,964
Cedar Funding IX CLO Ltd.(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.45%, 04/20/31(a)		8,900	8,724,934
Series 2018-9A, Class SUB, 0.00%, 04/20/31(c)		3,950	3,372,941
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.85%, 10/20/28(a)(b)		3,500	3,482,885
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (LIBOR USD 3 Month + 1.00%), 3.76%, 01/20/31(a)(b)		7,800	7,657,282
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 4.02%, 10/17/30(a)(b)		7,500	7,471,782
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.55%, 04/30/31		8,000	7,917,791
Series C17A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.12%, 04/30/31		1,750	1,728,202
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.37%, 04/30/31		1,000	959,283
Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.32%, 04/30/31		1,000	953,531
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, (LIBOR USD 3 Month + 1.33%), 4.08%, 10/29/25(a)(b)		1,680	1,681,508
CGMSE, Series 2014-2X, (EURIBOR 3 Month + 5.70%), 5.70%, 11/17/31(a)	EUR	384	407,610
CIFC Funding 2015-III Ltd., Series 2015-3A, Class CR, (LIBOR USD 3 Month + 1.65%), 4.41%, 04/19/29(a)(b)	USD	1,000	961,951
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.99%, 10/18/30		5,000	4,974,903
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.82%, 04/27/31		7,000	6,936,467
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 4.06%, 04/27/31		1,700	1,693,241
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.83%, 04/24/30		5,000	4,962,781
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/24/30		500	484,363
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.90%, 10/17/30		4,400	4,386,144
Series 2014-4RA, Class A2, (LIBOR USD 3 Month + 1.65%), 4.42%, 10/17/30		1,000	995,449
Series 2014-4RA, Class B, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30		400	394,576
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 3.20%), 5.97%, 10/17/30		1,600	1,568,522
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.48%), 4.24%, 10/21/28		1,750	1,751,509
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.40%), 4.18%, 04/18/31		1,000	977,736
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 5.43%, 04/18/31		2,250	2,124,155
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 1.15%), 3.58%, 10/17/31		2,700	2,666,153

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
CIFC Funding Ltd. (continued)
Series 2018-4A, Class B, (LIBOR USD 3 Month + 2.10%), 4.53%, 10/17/31	USD	1,000	$966,213
Citibank Credit Card Issuance Trust:
Series 2017-A7, Class A7, (LIBOR USD 1 Month + 0.37%), 2.89%, 08/08/24(a)		2,000	2,001,997
Series 2018-A1, Class A1, 2.49%, 01/20/23		2,000	1,991,430
Clear Creek CLO Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.96%, 10/20/30		7,000	6,941,399
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.36%, 10/20/30		2,000	1,963,236
CNH Equipment Trust, Series 2016-C, Class A3, 1.44%, 12/15/21		823	815,650
Colony Starwood Homes Trust(a)(b):
Series 2016-2A, Class D, (LIBOR USD 1 Month + 2.35%), 4.86%, 12/17/33		7,144	7,143,738
Series 2016-2A, Class E, (LIBOR USD 1 Month + 3.35%), 5.86%, 12/17/33		8,232	8,232,439
Conseco Finance Corp.:
Series 1996-5, Class M1, 8.05%, 07/15/27(c)		1,304	1,299,310
Series 1997-7, Class M1, 7.03%, 07/15/28(c)		4,556	4,533,810
Series 1998-8, Class A1, 6.28%, 09/01/30		7,172	7,570,503
Conseco Finance Securitizations Corp., Series 2001-4, Class M1, (LIBOR USD 1 Month + 1.75%, 15.00% Cap), 4.27%, 09/01/33(a)		10,530	10,593,377
Credit Acceptance Auto Loan Trust(b):
Series 2016-3A, Class A, 2.15%, 04/15/24		1,706	1,699,877
Series 2018-3A, Class A, 3.55%, 08/15/27		1,710	1,724,271
Credit-Based Asset Servicing & Securitization LLC(a)(b):
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.85%, 07/25/37		2,002	1,294,469
Series 2007-RP1, Class A, (LIBOR USD 1 Month + 0.31%), 2.82%, 05/25/46		6,944	6,016,190
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30	EUR	300	332,317
Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30		154	163,534
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%, 16.00% Cap), 2.66%, 10/15/36(a)	USD	1,283	1,200,130
Dewolf Park Clo Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.21%), 4.00%, 10/15/30(a)(b)		3,000	2,996,749
Discover Card Execution Note Trust:
Series 2017-A5, Class A5, (LIBOR USD 1 Month + 0.60%), 3.11%, 12/15/26(a)		2,000	2,003,036
Series 2018-A5, Class A5, 3.32%, 03/15/24		1,940	1,966,190
Drive Auto Receivables Trust, Series 2018-2, Class A3, 2.88%, 06/15/21		1,500	1,499,497
Dryden 32 Euro CLO 2014 B.V., Series 2014-32X, Class ER, (EURIBOR 3 Month + 5.29%), 5.29%, 08/15/31(a)	EUR	460	488,456
Dryden 41 Senior Loan Fund, Series 2015-41A, Class DR, (LIBOR USD 3 Month + 2.60%), 5.39%, 04/15/31(a)(b)	USD	1,000	936,482

Security	Par (000)		Value

Asset-Backed Securities (continued)
Dryden 50 Senior Loan Fund(b):
Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 5.04%, 07/15/30(a)	USD	1,500	$1,475,588
Series 2017-50A, Class SUB, 0.00%, 07/15/30(c)		4,000	2,905,756
Dryden 70 CLO Ltd., Series 2018-70A, Class D, (LIBOR USD 3 Month + 3.75%), 6.59%, 01/16/32(a)(b)(d)		1,000	960,000
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 5.76%, 08/15/30(a)(b)		1,500	1,465,737
Elevation CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 4.68%), 7.29%, 11/15/28(a)(b)		1,200	1,203,175
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A3, 2.04%, 02/22/22		1,480	1,464,982
Series 2017-1, Class A2, 2.13%, 07/20/22		512	509,117
Series 2017-1, Class A3, 2.60%, 07/20/22		650	646,026
Series 2017-3, Class A3, 2.36%, 05/20/23		1,380	1,355,154
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	300	343,721
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.69%, 07/15/30(a)(b)	USD	770	724,222
First Franklin Mortgage Loan Trust(a):
Series 2006-FF9, Class 2A4, (LIBOR USD 1 Month + 0.25%), 2.76%, 06/25/36		1,450	1,257,056
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 2.66%, 12/25/36		4,596	3,919,742
Series 2006-FFH1, Class M1, (LIBOR USD 1 Month + 0.37%), 2.88%, 01/25/36		10,000	9,780,193
Ford Credit Floorplan Master Owner Trust A, Series 2013-2, Class A, 2.09%, 03/15/22(b)		1,900	1,882,063
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.22%), 4.00%, 07/24/30(a)(b)		15,078	15,025,482
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.99%, 10/15/30(a)(b)		2,500	2,487,741
Galaxy XVIII CLO Ltd.(a)(b):
Series 2018-28A, Class A1, (LIBOR USD 3 Month + 1.10%), 3.89%, 07/15/31		13,250	13,095,941
Series 2018-28A, Class D, (LIBOR USD 3 Month + 3.00%), 5.79%, 07/15/31		1,000	945,008
Galaxy XX CLO Ltd.(a)(b):
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.51%, 04/20/31		1,000	950,529
Series 2015-20A, Class D1R, (LIBOR USD 3 Month + 2.60%), 5.36%, 04/20/31		1,800	1,684,538
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 5.02%, 11/15/26(a)(b)		4,365	4,133,982
Galaxy XXV CLO Ltd., Series 2018-25A, Class D, (LIBOR USD 3 Month + 3.10%), 5.44%, 10/25/31(a)(b)		1,000	962,060
Galaxy XXVII CLO Ltd.(a)(b):
Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 4.49%, 01/15/31		500	470,952
Series 2018-27A, Class A, (LIBOR USD 3 Month + 1.02%), 3.65%, 05/16/31		7,000	6,890,186

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
GoldenTree Loan Management US CLO 1 Ltd.(a)(b):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.20%), 4.96%, 04/20/29	USD	2,000	$1,967,090
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.35%), 6.11%, 04/20/29		750	738,169
GoldenTree Loan Management US CLO 3 Ltd.(a)(b):
Series 2018-3A, Class AJ, (LIBOR USD 3 Month + 1.30%), 4.06%, 04/20/30		2,000	1,974,390
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.66%, 04/20/30		500	477,188
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.86%, 10/29/29		17,500	17,389,202
Series 2014-9A, Class BR2, (LIBOR USD 3 Month + 1.60%), 4.35%, 10/29/29		900	888,635
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class AR, (LIBOR USD 3 Month + 1.12%), 3.88%, 07/20/31(a)(b)		3,300	3,266,485
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.85%, 01/18/31(a)(b)		2,188	2,171,751
GPARK_17, Class A, (LIBOR USD 3 Month + 1.19%), 3.98%, 10/15/30(a)		2,250	2,237,581
Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/20/30(c)		7,936	7,906,302
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 5.29%, 04/15/31(a)(b)		1,400	1,307,755
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.77%, 01/27/31(a)(b)		1,000	945,027
Grippen Park CLO Ltd.:
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 4.02%, 01/20/30(a)(b)		2,000	2,003,054
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 5.06%, 01/20/30(a)(b)		1,000	991,292
GSAA Home Equity Trust, Series 2006-18, Class AF6, 5.68%, 11/25/36(e)		4,233	1,846,984
GSAMP Trust, Series 2006-HE6, Class A4, (LIBOR USD 1 Month + 0.24%), 2.75%, 08/25/36(a)		2,238	1,892,946
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.86%, 07/28/31(a)(b)		1,000	970,999
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	235	247,986
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 4.28%, 07/18/31	USD	1,000	973,178
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.63%, 07/18/31		1,000	939,127
Series 4A-2014, Class BR, (LIBOR USD 3 Month + 1.85%), 4.61%, 01/28/30		1,000	952,153
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.58%, 02/05/31		2,400	2,370,227
Series 6A-2015, Class BR, (LIBOR USD 3 Month + 1.75%), 4.33%, 02/05/31		1,100	1,035,886
Series 6A-2015, Class CR, (LIBOR USD 3 Month + 2.50%), 5.08%, 02/05/31		1,250	1,148,201

Security	Par (000)		Value

Asset-Backed Securities (continued)
Highbridge Loan Management Ltd. (continued)
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 4.31%, 03/15/27	USD	1,050	$1,023,741
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 5.01%, 03/15/27		1,000	929,270
Series 8A-2016, Class CR, (LIBOR USD 3 Month + 1.95%), 4.73%, 07/20/30		1,000	949,441
Series 8A-2016, Class DR, (LIBOR USD 3 Month + 2.90%), 5.66%, 07/20/30		1,000	935,239
Honda Auto Receivables Owner Trust:
Series 2016-4, Class A4, 1.36%, 01/18/23		2,760	2,715,436
Series 2017-1, Class A4, 2.05%, 06/21/23		3,180	3,142,692
Series 2017-4, Class A4, 2.21%, 03/21/24		2,190	2,161,948
Series 2018-1, Class A4, 2.83%, 05/15/24		2,330	2,327,590
Series 2018-2, Class A4, 3.16%, 08/19/24		2,000	2,015,573
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.81%, 03/15/21(b)		420	419,470
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class F, (LIBOR USD 1 Month + 2.50%), 5.01%, 03/17/37		1,650	1,633,397
Series 2018-SFR2, Class F, (LIBOR USD 1 Month + 2.25%), 4.76%, 06/17/37		22,010	21,706,797
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.51%, 07/17/37		5,962	5,941,189
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.51%, 07/17/37		5,090	5,038,553
Series 2018-SFR3, Class F, (LIBOR USD 1 Month + 2.25%), 4.76%, 07/17/37		19,055	18,788,602
Series 2018-SFR4, Class A, (LIBOR USD 1 Month + 1.10%), 3.61%, 01/17/38		3,119	3,132,265
JP Morgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (LIBOR USD 1 Month + 0.80%), 3.31%, 07/25/36(a)		2,975	2,725,623
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.83%, 01/20/31(a)(b)		5,000	4,957,546
LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.86%, 07/16/31(a)(b)		4,080	4,046,788
LCM XIV LP(a)(b):
Series 14A, Class BR, (LIBOR USD 3 Month + 1.58%), 4.34%, 07/20/31		1,500	1,478,280
Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.61%, 07/20/31		1,000	956,046
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.16%, 07/20/30(a)(b)		1,500	1,481,837
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.80%, 10/20/27(a)(b)		1,400	1,394,071
LCM XXIV Ltd., Series 24A, Class C, (LIBOR USD 3 Month + 2.25%), 5.01%, 03/20/30(a)(b)		500	490,352
LCM XXV Ltd., Series 25A, Class B2, (LIBOR USD 3 Month + 1.65%), 4.41%, 07/20/30(a)(b)		350	347,210
Long Beach Mortgage Loan Trust(a):
Series 2005-3, Class 1A, (LIBOR USD 1 Month + 0.52%), 3.03%, 08/25/45		2,670	2,572,259
Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.66%, 05/25/36		31,580	20,821,257
Series 2006-6, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.66%, 07/25/36		7,281	3,630,309
Series 2006-7, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.67%, 08/25/36		8,909	5,496,720

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Long Beach Mortgage Loan Trust (continued)
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.67%, 11/25/36	USD	4,823	$1,971,948
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.73%, 11/25/36		4,627	1,908,892
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR, (LIBOR USD 3 Month + 1.45%), 4.21%, 01/20/29		12,500	12,512,573
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.96%, 01/20/29		2,370	2,371,493
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 10.38%, 01/20/29		1,000	997,170
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (LIBOR USD 3 Month + 1.26%), 4.02%, 07/20/26(a)(b)		589	589,430
Madison Park Funding XIII Ltd., Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/19/30(a)(b)		1,000	963,528
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 4.96%, 01/27/26(a)(b)		1,450	1,447,896
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.95%, 10/21/30(a)(b)		7,500	7,455,083
Madison Park Funding XX Ltd., Series 2016-20A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.76%, 07/27/30(a)(b)		1,315	1,270,217
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.95%, 04/25/29(a)(b)		2,500	2,495,155
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.95%, 07/29/30(a)(b)		3,500	3,473,738
Madison Park Funding XXVII Ltd.(a)(b):
Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.79%, 04/20/30		3,000	2,968,741
Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.56%, 04/20/30		1,000	953,653
Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 04/20/30		1,000	938,640
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, (LIBOR USD 3 Month + 2.50%), 5.29%, 04/15/29(a)(b)		1,500	1,434,047
Madison Park Funding XXXI Ltd.(a)(b):
Series 2018-31A, Class C, (LIBOR USD 3 Month + 2.15%), 4.93%, 01/23/31		600	582,396
Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 5.78%, 01/23/31		750	721,726
Marble Point CLO XI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.96%, 12/18/30		8,000	7,920,450
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 4.28%, 12/18/30		1,500	1,461,250
MASTR Asset-Backed Securities Trust, Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 2.77%, 06/25/36(a)(b)		3,569	3,186,011
Mercedes-Benz Master Owner Trust, Series 2018-BA, Class A, (LIBOR USD 1 Month + 0.34%), 2.85%, 05/15/23(a)(b)		2,000	1,995,424
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month + 0.00%), 2.50%, 04/25/57(a)(b)		1,826	1,791,330

Security	Par (000)		Value

Asset-Backed Securities (continued)
Mill Creek II CLO Ltd.(a)(b):
Series 2016-1A, Class C, (LIBOR USD 3 Month + 3.35%), 6.11%, 04/20/28	USD	1,000	$1,000,893
Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.85%), 7.61%, 04/20/28		1,000	1,000,313
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.92%, 09/25/46(e)		756	313,856
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 4.01%, 10/20/30(a)(b)		8,250	8,218,887
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, (LIBOR USD 1 Month + 1.20%), 3.71%, 12/15/28(a)(b)		1,234	1,245,061
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.41%, 04/22/29(a)(b)		750	744,279
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR2, (LIBOR USD 3 Month + 2.15%), 4.91%, 10/21/30		1,500	1,453,911
Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.76%, 10/21/30		1,250	1,197,454
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class BR, (LIBOR USD 3 Month + 1.65%), 4.42%, 10/17/30		800	790,392
Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/30		1,000	970,162
Series 2016-22A, Class DR, (LIBOR USD 3 Month + 3.10%), 5.87%, 10/17/30		3,000	2,823,758
Neuberger Berman CLO XXIII Ltd.(a)(b):
Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.92%, 10/17/27		700	687,266
Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 10/17/27		600	571,943
Neuberger Berman Loan Advisers CLO 26 Ltd.(a)(b):
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.95%, 10/18/30		7,500	7,455,724
Series 2017-26A, Class B, (LIBOR USD 3 Month + 1.50%), 4.28%, 10/18/30		1,500	1,474,128
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/30(a)(b)		1,000	936,394
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class D, (LIBOR USD 3 Month + 2.85%), 5.61%, 04/20/30(a)(b)		500	473,742
Nissan Auto Receivables Owner Trust:
Series 2017-C, Class A3, 2.12%, 04/18/22		2,560	2,534,989
Series 2018-A, Class A3, 2.65%, 05/16/22		2,040	2,033,394
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 06/15/21		1,930	1,919,315
Series 2017-B, Class A, (LIBOR USD 1 Month + 0.43%), 2.94%, 04/18/22(a)		1,955	1,957,357
Series 2017-C, Class A, (LIBOR USD 1 Month + 0.32%), 2.83%, 10/17/22(a)		1,960	1,959,230
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.67%, 07/23/30(a)(b)		1,000	945,186
Oak Hill Credit Partners X-R Ltd.(a)(b):
Series 2014-10RA, Class B, (LIBOR USD 3 Month + 1.75%), 4.53%, 12/12/30		2,150	2,130,423
Series 2014-10RA, Class C, (LIBOR USD 3 Month + 2.20%), 4.98%, 12/12/30		1,300	1,260,553

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.98%, 10/20/26(a)(b)	USD	883	$883,270
Oakwood Mortgage Investors, Inc.:
Series 1998-D, Class M1, 7.42%, 01/15/29(b)		1,180	1,194,612
Series 1999-C, Class A2, 7.48%, 08/15/27		5,237	5,057,017
Series 2001-D, Class A3, 5.90%, 09/15/22(c)		485	378,548
Series 2002-B, Class A4, 7.09%, 06/15/32(c)		88	94,445
OCP CLO Ltd., Series 2016-11A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 4.03%, 10/26/30(a)(b)		1,000	995,123
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	298	313,413
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		200	198,206
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		400	433,306
Octagon Investment Partners 26 Ltd(a):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 1.80%), 4.59%, 04/20/31	USD	2,250	2,132,188
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.64%, 04/20/31		1,250	1,190,399
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.50%), 6.26%, 03/17/30(a)(b)		750	740,733
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 5.04%, 07/15/29(a)(b)		1,000	989,683
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (LIBOR USD 3 Month + 1.40%), 4.16%, 01/20/30(a)(b)		2,000	1,953,488
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 01/20/31(a)(b)		1,000	942,423
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.52%, 07/25/30(a)(b)		1,500	1,425,604
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (LIBOR USD 3 Month + 1.17%), 3.96%, 07/15/29(a)(b)		2,200	2,194,437
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.77%, 01/25/31(a)(b)		2,000	1,977,430
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.51%, 01/22/30(a)(b)		1,750	1,664,988
Octagon Loan Funding Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.18%), 3.82%, 11/18/31		13,500	13,438,694
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.70%), 4.34%, 11/18/31		1,500	1,483,126
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 5.71%, 01/20/32(a)(b)		400	381,250
OHA Credit Partners XIV Ltd., Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.50%), 4.26%, 01/21/30(a)(b)		1,000	977,631

Security	Par (000)		Value

Asset-Backed Securities (continued)
OHA Loan Funding Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.41%), 4.02%, 08/15/29(a)(b)	USD	1,000	$1,001,634
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.96%, 10/22/30(a)(b)		1,500	1,455,433
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 4.52%, 04/17/31		1,400	1,395,343
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.87%, 04/17/31		1,000	975,348
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.90%, 04/17/31		1,200	1,159,870
OZLM XI Ltd., Series 2015-11A, Class A1R, (LIBOR USD 3 Month + 1.25%), 4.00%, 10/30/30(a)(b)		8,750	8,705,946
OZLM XIX Ltd.(a)(b):
Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 4.01%, 11/22/30		10,000	9,994,099
Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.89%, 11/22/30		1,000	964,542
OZLM XX Ltd., Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.71%, 04/20/31(a)(b)		1,500	1,442,106
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	238	272,612
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		148	153,470
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.75%), 4.52%, 10/17/31	USD	1,350	1,336,458
Series 2013-2A, Class AARR, (LIBOR USD 3 Month + 1.20%), 3.97%, 10/17/31		500	496,684
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.97%, 10/17/31		800	778,333
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 5.97%, 10/17/31		800	773,970
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 5.42%, 01/17/31		500	472,489
Series 2014-1A, Class DR2, (LIBOR USD 3 Month + 5.70%), 8.47%, 01/17/31		1,500	1,382,256
Series 2015-2A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 4.05%, 07/20/30		1,000	998,844
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.81%, 04/18/31		12,500	12,326,254
Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.45%), 4.23%, 04/18/31		3,000	2,926,490
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.75%), 4.53%, 04/18/31		1,000	948,212
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.50%), 5.28%, 04/18/31		1,000	928,150
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.88%, 07/16/31		3,000	2,965,247
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.48%, 08/23/31(a)(b)		2,600	2,572,801
PFS Financing Corp., Series 2016-BA, Class A, 1.87%, 10/15/21(b)		830	822,720
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		1,625	1,663,359
Series 2016-SFR2, Class E, (LIBOR USD 1 Month + 3.55%), 6.06%, 01/17/34(a)		7,809	7,808,948

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Progress Residential Trust (continued)
Series 2018-SFR3, Class F, 5.37%, 10/17/35	USD	30,710	$31,013,817
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 4.00%, 10/15/30(a)(b)		8,000	7,992,723
Regatta VII Funding Ltd.(a)(b):
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.79%, 12/20/28		750	725,844
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 5.54%, 12/20/28		1,000	942,083
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 5.09%, 10/15/29		1,000	980,577
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.95%, 10/20/30		17,000	16,836,683
Series 2017-3A, Class E, (LIBOR USD 3 Month + 5.75%), 8.51%, 10/20/30		1,180	1,099,022
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.74%, 05/20/31		7,000	6,894,278
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 4.36%, 05/20/31		1,000	985,704
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.16%), 3.59%, 10/20/31		3,500	3,452,240
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 4.23%, 10/20/31		1,125	1,112,533
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 4.63%, 10/20/31		700	670,882
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 5.53%, 10/20/31		600	568,099
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.88%, 01/15/30(a)(b)		4,500	4,460,707
RR 5 Ltd., Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 5.04%, 10/15/31(a)(b)		1,250	1,200,581
Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.10%, 11/16/20		579	578,543
SLM Private Education Loan Trust(b):
Series 2011-B, Class A2, 3.74%, 02/15/29		200	200,543
Series 2013-A, Class A2A, 1.77%, 05/17/27		47	46,490
Series 2013-B, Class A2A, 1.85%, 06/17/30		260	258,559
Series 2013-B, Class A2B, (LIBOR USD 1 Month + 1.10%), 3.61%, 06/17/30(a)		464	464,888
SMB Private Education Loan Trust(b):
Series 2014-A, Class A2A, 3.05%, 05/15/26		1,283	1,277,764
Series 2015-C, Class A2B, (LIBOR USD 1 Month + 1.40%), 3.91%, 07/15/27(a)		1,378	1,400,195
Series 2016-A, Class A2A, 2.70%, 05/15/31		727	719,165
Series 2016-B, Class A2A, 2.43%, 02/17/32		841	822,831
Series 2016-C, Class A2A, 2.34%, 09/15/34		1,895	1,834,210
Series 2017-A, Class A2B, (LIBOR USD 1 Month + 0.90%), 3.41%, 09/15/34(a)		1,620	1,621,026
Series 2018-A, Class A2A, 3.50%, 02/15/36		1,170	1,173,541
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 3.23%, 01/15/37(a)		770	762,613
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36		923	911,749
Series 2016-A, Class A1, (LIBOR USD 1 Month + 1.75%), 4.26%, 08/25/36(a)		1,235	1,254,610
Series 2016-C, Class A2B, 2.36%, 12/27/32		420	412,195
Series 2016-D, Class A2B, 2.34%, 04/25/33		562	550,152
Series 2017-F, Class A2FX, 2.84%, 01/25/41		2,250	2,207,295
Series 2018-A, Class A2A, 2.39%, 02/25/42		976	968,069

Security	Par (000)		Value

Asset-Backed Securities (continued)
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.83%, 01/26/31(a)(b)	USD	3,400	$3,371,719
Sound Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 3.93%, 04/18/31(a)(b)		6,000	5,970,130
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.25%), 7.01%, 10/20/28(a)(b)		1,000	1,000,176
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (LIBOR USD 3 Month + 1.18%), 3.59%, 10/26/31(a)(b)		6,600	6,564,939
Sound Point CLO XXII Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.37%), 0.00%, 01/20/32(a)(b)		3,000	2,995,500
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 5.39%, 01/15/30(a)(b)		1,700	1,612,942
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.82%, 10/15/25(a)(b)		877	875,531
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.77%, 01/23/28(a)(b)		1,000	975,647
TCI-Cent Clo Ltd., Series 2016-1A, Class A2, (LIBOR USD 3 Month + 2.20%), 4.96%, 12/21/29(a)(b)		4,000	4,011,378
THL Credit Wind River CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.34%), 4.12%, 04/18/29		1,500	1,500,421
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.23%), 3.99%, 07/20/30		10,000	9,976,875
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.93%, 01/16/31(a)(b)		10,000	9,888,765
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.52%, 01/20/32(a)(b)		1,000	980,513
TICP CLO IX Ltd.(a)(b):
Series 2017-9A, Class A, (LIBOR USD 3 Month + 1.14%), 3.90%, 01/20/31		750	743,721
Series 2017-9A, Class B, (LIBOR USD 3 Month + 1.60%), 4.36%, 01/20/31		1,000	983,802
TICP CLO VII Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 2.60%), 5.39%, 07/15/29(a)(b)		1,750	1,750,159
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class A, (LIBOR USD 3 Month + 1.18%), 3.62%, 10/20/31		3,000	2,972,399
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 4.59%, 10/20/31		1,200	1,160,423
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 5.49%, 10/20/31		1,100	1,061,562
TICP CLO XII Ltd.(a)(b):
Series 2018-12A, Class A, (LIBOR USD 3 Month + 1.11%), 3.92%, 01/15/31		7,800	7,752,619
Series 2018-12A, Class C, (LIBOR USD 3 Month + 2.00%), 4.81%, 01/15/31		500	485,606
Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 5.61%, 01/15/31(d)		1,000	937,500
Towd Point Mortgage Trust(b)(c):
Series 2016-3, Class A1, 2.25%, 04/25/56		1,129	1,104,280
Series 2016-4, Class A1, 2.25%, 07/25/56		2,187	2,128,730

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A4, 1.98%, 12/15/22	USD	2,000	$1,963,419
Series 2017-D, Class A4, 2.12%, 02/15/23		1,250	1,228,568
Series 2018-B, Class A3, 2.96%, 09/15/22		2,000	2,005,449
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.41%, 10/20/28(a)(b)		1,000	973,523
Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.10%, 01/17/36(b)		7,938	7,947,049
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.68%, 04/15/29(a)(b)		1,400	1,385,658
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27	GBP	830	1,169,778
Venture XXIV CLO Ltd., Series 2016-24A, Class A1P, (LIBOR USD 3 Month + 1.56%), 4.32%, 10/20/28(a)(b)	USD	3,750	3,753,419
Vibrant Clo V Ltd., Series 2016-5A, Class C, (LIBOR USD 3 Month + 2.80%), 5.56%, 01/20/29(a)(b)		1,000	1,000,060
Voya CLO Ltd.(a)(b):
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.68%, 04/18/31		1,000	962,863
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.80%), 5.58%, 04/18/31		1,000	953,694
Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 4.89%, 07/14/31		500	483,788
Series 2016-2A, Class D, (LIBOR USD 3 Month + 6.95%), 9.71%, 07/19/28		1,500	1,491,240
Series 2017-3A, Class C, (LIBOR USD 3 Month + 3.55%), 6.31%, 07/20/30		900	900,967
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.36%, 04/19/31		2,000	1,873,668
Series 2018-3A, Class A1A, (LIBOR USD 3 Month + 1.15%), 3.61%, 10/15/31		3,300	3,278,626
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE1, Class A, (LIBOR USD 1 Month + 0.14%), 2.65%, 07/25/37(a)(b)		3,716	3,537,434
Washington Mutual Asset-Backed CertificatesTrust, Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.67%, 10/25/36(a)		20,461	16,601,927
Webster Park CLO Ltd.(a)(b):
Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 4.11%, 07/20/30		3,800	3,796,124
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.66%, 07/20/30		1,000	955,516
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 4.08%, 04/20/29(a)(b)		2,000	1,998,213
Westcott Park CLO Ltd., Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.35%), 7.11%, 07/20/28(a)(b)		500	505,121
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 05/20/25(b)		49	48,512
York CLO-1 Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.12%), 3.88%, 10/22/29		7,300	7,231,344
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 4.41%, 10/22/29		2,100	2,076,037
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 4.86%, 10/22/29		1,300	1,272,761

Security	Par (000)		Value

Asset-Backed Securities (continued)
York CLO-1 Ltd. (continued)
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 5.77%, 10/22/29	USD	2,800	$2,675,090
York CLO-2 Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.91%, 01/22/31		18,000	17,828,941
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 4.21%, 01/22/31		1,000	978,295
York CLO-3 Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.36%, 10/20/29(a)(b)		2,000	1,974,952
York CLO-4 Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.86%, 01/20/30(a)(b)		1,750	1,771,783
York CLO-5 Ltd., Series 2018-1A, Class E, (LIBOR USD 3 Month + 6.01%), 8.44%, 10/22/31(a)(b)		500	472,501

Total Asset-Backed Securities — 9.0% (Cost: $1,390,542,815)			1,385,020,802

		Shares

Common Stocks — 17.2%

Aerospace & Defense — 0.2%
BAE Systems plc		1,743,809	11,731,268
Raytheon Co.		7,765	1,279,361
Safran SA		54,123	7,111,182
Thales SA		58,485	6,467,822
United Technologies Corp.		88,558	10,456,043

			37,045,676

Air Freight & Logistics — 0.2%
Cia de Distribucion Integral Logista Holdings SA		272,797	7,044,395
Deutsche Post AG (Registered)		491,329	14,511,959
Hyundai Glovis Co. Ltd.		1,377	176,063
Royal Mail plc		197,751	696,761

			22,429,178

Airlines — 0.1%
Copa Holdings SA, Class A		74,435	7,060,160
Eva Airways Corp.		475,700	232,581
Japan Airlines Co. Ltd.		3,300	120,148

			7,412,889

Auto Components — 0.0%
Stanley Electric Co. Ltd.		2,400	69,708

Automobiles — 0.1%
Astra International Tbk. PT		402,400	244,117
Ferrari NV		1,187	147,793
Ford Otomotiv Sanayi A/S		21,460	249,024
Hero MotoCorp Ltd.		103,217	3,802,331
Kia Motors Corp.		68,227	2,230,893
Maruti Suzuki India Ltd.		48,673	4,558,081

			11,232,239

Banks — 1.2%
Banco de Chile		3,143,192	498,655
Banco de Credito e Inversiones SA		3,900	277,966
Banco Macro SA, ADR		100,034	5,788,968
Bancolombia SA, ADR		14,370	640,902
Bangkok Bank PCL, NVDR		77,800	536,859
Bank Central Asia Tbk. PT		1,110,900	2,247,255
Bank Handlowy w Warszawie SA		2,633	48,957
Bank Mandiri Persero Tbk. PT		14,829,300	7,947,379

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bank of China Ltd., Class H	20,145,000	$9,366,253
Bank of Communications Co. Ltd., Class A	1,694,700	1,585,753
Bank of Communications Co. Ltd., Class H	1,994,000	1,695,013
Bank of Montreal	21,173	1,549,845
Bank Polska Kasa Opieki SA	46,310	1,378,247
BNK Financial Group, Inc.	14,575	96,415
Capitec Bank Holdings Ltd.	2,334	205,881
Chang Hwa Commercial Bank Ltd.	448,000	262,581
China Construction Bank Corp., Class H	268,000	241,415
China Development Financial Holding Corp.	2,223,000	730,202
China Minsheng Banking Corp. Ltd., Class H	858,500	657,684
Citigroup, Inc.	163,690	10,551,457
Citizens Financial Group, Inc.	194,273	6,589,740
Commercial Bank PQSC (The)	11,682	135,770
Credicorp Ltd.	9,729	2,362,007
CTBC Financial Holding Co. Ltd.	2,509,000	1,708,485
DBS Group Holdings Ltd.	444,000	7,913,219
Dubai Islamic Bank PJSC	359,218	498,965
E.Sun Financial Holding Co. Ltd.	1,407,000	986,170
East West Bancorp, Inc.	6,638	334,024
FinecoBank Banca Fineco SpA	305,563	3,322,683
First Abu Dhabi Bank PJSC	180,438	724,986
First Financial Holding Co. Ltd.	1,913,140	1,275,754
Grupo Financiero Banorte SAB de CV, Class O	1,109,097	6,168,336
HDFC Bank Ltd.	293,595	8,592,405
Hong Leong Bank Bhd.	75,000	378,807
Hong Leong Financial Group Bhd.	18,200	87,732
Hua Nan Financial Holdings Co. Ltd.	583,000	352,196
IndusInd Bank Ltd.	292,703	6,216,504
Industrial & Commercial Bank of China Ltd., Class H	14,815,000	11,509,243
Industrial Bank of Korea	55,797	714,708
Itau CorpBanca	14,374,230	144,444
Kiatnakin Bank PCL, NVDR	326,600	717,882
Komercni banka A/S	17,491	705,232
M&T Bank Corp.	47,265	7,776,983
Malayan Banking Bhd.	942,000	2,197,627
Masraf Al Rayan QSC	26,137	292,153
Mega Financial Holding Co. Ltd.	745,000	650,369
Moneta Money Bank A/S(b)	525,803	1,788,433
OTP Bank Nyrt.	41,502	1,712,106
Public Bank Bhd.	543,800	3,294,049
Qatar Islamic Bank SAQ	7,906	342,523
Qatar National Bank QPSC	13,549	734,526
Regions Financial Corp.	23,342	354,098
RHB Bank Bhd.	104,600	138,903
Sberbank of Russia PJSC, ADR	405,549	5,514,964
Shinhan Financial Group Co. Ltd.	23,782	919,843
Shinhan Financial Group Co. Ltd., ADR	5,174	199,095
Siam Commercial Bank PCL (The), NVDR	1,547,100	6,598,550
Skandinaviska Enskilda Banken AB, Class A	62,968	660,953
SunTrust Banks, Inc.	22,496	1,336,712
Svenska Handelsbanken AB, Class A	718,731	7,816,091
Taishin Financial Holding Co. Ltd.	638,000	284,563
Taiwan Business Bank	277,000	100,587
Taiwan Cooperative Financial Holding Co. Ltd.	811,000	491,881
TCS Group Holding plc, GDR	282,061	5,500,190
Thanachart Capital PCL, NVDR	244,400	421,278
Tisco Financial Group PCL, NVDR	287,600	763,952
Toronto-Dominion Bank (The)	13,900	782,830
United Overseas Bank Ltd.	410,000	7,683,895
US Bancorp	153,131	7,834,182
Wells Fargo & Co.	148,654	7,270,667
Zions Bancorp NA	770	36,644

		181,245,626

Security	Shares	Value

Beverages — 0.5%
Ambev SA	1,103,400	$5,297,361
Carlsberg A/S, Class B	20,346	2,329,295
China Resources Beer Holdings Co. Ltd.	146,000	513,153
Cia Cervecerias Unidas SA	25,545	347,261
Cia Cervecerias Unidas SA, ADR	12,053	336,399
Coca-Cola Amatil Ltd.	24,541	149,883
Coca-Cola Co. (The)	283,032	13,622,330
Coca-Cola Icecek A/S	27,020	172,877
Constellation Brands, Inc., Class A	5,798	1,006,881
Diageo plc	461,396	17,609,852
Fomento Economico Mexicano SAB de CV	265,587	2,416,669
Fomento Economico Mexicano SAB de CV, ADR	26,704	2,430,598
Fraser & Neave Holdings Bhd.	29,700	246,899
Heineken NV	67,940	6,102,309
PepsiCo, Inc.	148,852	16,771,155
Tsingtao Brewery Co. Ltd., Class H	16,000	70,407
Wuliangye Yibin Co. Ltd., Class A	371,200	3,356,954

		72,780,283

Biotechnology — 0.1%
AbbVie, Inc.	139,246	11,180,061
Amgen, Inc.	45,215	8,460,178
Biocon Ltd.	74,579	682,254
Celgene Corp.(f)	14,558	1,287,801

		21,610,294

Building Products — 0.0%
AGC, Inc.	3,500	118,616
Allegion plc	2,731	234,484

		353,100

Capital Markets — 0.1%
China Everbright Ltd.	32,000	60,386
Deutsche Boerse AG	53,034	7,061,369

		7,121,755

Chemicals — 0.1%
Air Liquide SA	8,658	1,051,077
Arkema SA	11,276	1,068,373
Castrol India Ltd.	20,483	45,782
Eastman Chemical Co.	10,276	828,451
Evonik Industries AG	32,564	890,579
Formosa Chemicals & Fibre Corp.	86,000	299,292
Petronas Chemicals Group Bhd.	561,000	1,159,409
PTT Global Chemical PCL, NVDR	158,300	345,793
Sinopec Shanghai Petrochemical Co. Ltd., Class A	278,300	214,494
Sinopec Shanghai Petrochemical Co. Ltd., Class H	658,000	312,641
Sinopec Shanghai Petrochemical Co. Ltd., ADR	2,567	122,805
Solvay SA	6,971	758,932
Teijin Ltd.	8,800	152,090

		7,249,718

Commercial Services & Supplies — 0.1%
Loomis AB, Class B	207,073	7,429,587
Republic Services, Inc.	26,868	2,061,044
S-1 Corp.	59,763	5,522,246
Toppan Printing Co. Ltd.	14,600	239,279
Waste Connections, Inc.	5,405	451,642
Waste Management, Inc.	69,633	6,661,789

		22,365,587

Communications Equipment — 0.1%
Cisco Systems, Inc.	333,695	15,780,437
Wistron NeWeb Corp.	97,000	240,581

		16,021,018

Construction & Engineering — 0.2%
Bouygues SA	214,694	7,598,716
China Railway Group Ltd., Class H	718,000	672,404

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
HOCHTIEF AG	6,148	$919,540
Larsen & Toubro Ltd.	297,338	5,502,380
Sinopec Engineering Group Co. Ltd., Class H	59,500	58,487
Tekfen Holding A/S	24,363	116,212
Vinci SA	160,115	14,088,599
WSP Global, Inc.	3,073	157,725

		29,114,063

Construction Materials — 0.0%
Grupo Argos SA	8,038	48,357

Containers & Packaging — 0.2%
Amcor Ltd.	1,540,948	15,299,631
International Paper Co.	296,820	14,078,172

		29,377,803

Distributors — 0.1%
Genuine Parts Co.	156,774	15,649,181

Diversified Financial Services — 0.0%
Ayala Corp.	20,960	373,817
Fubon Financial Holding Co. Ltd.	1,565,000	2,294,660
Haci Omer Sabanci Holding A/S	532,971	967,402
Metro Pacific Investments Corp.	1,868,000	174,617

		3,810,496

Diversified Telecommunication Services — 0.4%
BCE, Inc.	189,428	8,236,251
Bharti Infratel Ltd.	59,968	247,218
China Communications Services Corp. Ltd., Class H	182,000	170,865
China Telecom Corp. Ltd., Class H	3,764,000	2,043,555
China Tower Corp. Ltd., Class H(b)(f)	1,186,000	254,693
China Unicom Hong Kong Ltd.	1,038,000	1,189,007
China Unicom Hong Kong Ltd., ADR	29,164	336,261
Chunghwa Telecom Co. Ltd.	592,000	2,076,729
Emirates Telecommunications Group Co. PJSC	72,704	337,236
Hellenic Telecommunications Organization SA	4,180	52,350
HKT Trust & HKT Ltd.(g)	2,920,000	4,306,313
Koninklijke KPN NV	36,608	112,541
LG Uplus Corp.	39,871	541,930
Nippon Telegraph & Telephone Corp.	57,600	2,476,120
O2 Czech Republic A/S	5,644	61,069
Ooredoo QPSC	4,016	83,591
PCCW Ltd.	1,941,000	1,155,457
Telenor ASA	80,669	1,527,220
Telia Co. AB	1,493,327	6,507,848
Telkom SA SOC Ltd.	37,234	188,393
TELUS Corp.	733,817	25,701,327

		57,605,974

Electric Utilities — 0.3%
CEZ A/S	32,580	822,431
CLP Holdings Ltd.	63,500	739,589
CPFL Energia SA	10,500	93,853
Endesa SA	351,096	8,781,426
Enel Chile SA	1,621,722	170,877
Equatorial Energia SA	71,000	1,716,015
Evergy, Inc.	96,239	5,516,419
Fortis, Inc.	4,971	177,283
Iberdrola SA	1,302,552	10,766,223
Inter RAO UES PJSC	24,391,197	1,428,311
Manila Electric Co.	25,180	177,133
OGE Energy Corp.	43,909	1,798,074
Pinnacle West Capital Corp.	72,823	6,417,163
Power Assets Holdings Ltd.	191,500	1,290,046
PPL Corp.	2,821	88,354

Security	Shares	Value

Electric Utilities (continued)
Red Electrica Corp. SA	53,357	$1,229,636
Tenaga Nasional Bhd.	599,700	1,893,707
Terna Rete Elettrica Nazionale SpA	100,592	619,955
Transmissora Alianca de Energia Eletrica SA	126,304	890,694

		44,617,189

Electrical Equipment — 0.1%
AMETEK, Inc.	44,367	3,234,354
Eaton Corp. plc	16,055	1,224,194
Emerson Electric Co.	5,178	339,004
Legrand SA	5,829	345,348
Rockwell Automation, Inc.	1,891	320,562
Schneider Electric SE	131,401	9,345,458

		14,808,920

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	33,345	2,931,692
AU Optronics Corp.	2,637,000	1,033,701
AU Optronics Corp., ADR	32,471	124,364
CDW Corp.	2,500	208,175
Corning, Inc.	71,388	2,374,365
Hollysys Automation Technologies Ltd.	9,051	186,632
Innolux Corp.	2,527,000	871,443
Merry Electronics Co. Ltd.	598,489	3,139,870
TE Connectivity Ltd.	73,880	5,980,586
WPG Holdings Ltd.(f)	116,000	148,715

		16,999,543

Energy Equipment & Services — 0.0%
Dialog Group Bhd.	341,700	250,737

Entertainment — 0.0%
DeNA Co. Ltd.	6,100	107,934
NetEase, Inc., ADR	20,690	5,212,432

		5,320,366

Equity Real Estate Investment Trusts (REITs) — 2.1%
Alexandria Real Estate Equities, Inc.	111,208	14,647,206
Ascendas REIT	5,840,321	11,910,415
Assura plc	17,093,494	13,407,056
AvalonBay Communities, Inc.	62,276	12,014,286
Boston Properties, Inc.	115,908	15,284,788
British Land Co. plc (The)	1,187,966	8,949,068
Community Healthcare Trust, Inc.	87,304	2,882,778
Crown Castle International Corp.	73,468	8,600,164
CyrusOne, Inc.	179,816	9,746,027
EPR Properties	239,784	17,518,619
Equinix, Inc.	27,310	10,760,140
Fortress REIT Ltd., Class A	268,306	388,952
Frasers Logistics & Industrial Trust	8,475,310	6,817,273
H&R REIT	1,333	22,512
Highwoods Properties, Inc.	302,634	13,412,739
Hudson Pacific Properties, Inc.	105,547	3,427,111
Ichigo Office REIT Investment	3,811	3,549,407
Inmobiliaria Colonial Socimi SA	167,396	1,712,512
Japan Rental Housing Investments, Inc.	10,595	8,330,014
Kenedix Office Investment Corp.	1,450	9,958,485
Klepierre SA	35,336	1,210,929
Land Securities Group plc	16,295	185,313
Link REIT	699,500	7,689,005
Mitsui Fudosan Logistics Park, Inc.	638	2,025,739
National Storage REIT	5,066,394	6,616,703
PLA Administradora Industrial S de RL de CV	3,372,726	4,797,456
Prologis, Inc.	207,402	14,343,922
PRS REIT Plc (The)(f)	2,264,678	2,902,033
Redefine Properties Ltd.	177,299	141,282
RioCan REIT	874,890	16,599,572

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
RPT Realty	906,484	$11,865,876
Scentre Group	4,009,454	11,612,518
Secure Income REIT plc	897,602	4,697,406
Simon Property Group, Inc.	70,288	12,800,851
Spirit Realty Capital, Inc.	203,296	8,074,917
Sun Communities, Inc.	47,852	5,259,413
Takara Leben Real Estate Investment Corp.(f)	4,263	3,650,522
Target Healthcare REIT Ltd.	3,864,606	5,727,763
Unibail-Rodamco-Westfield	79,817	14,355,234
VEREIT, Inc.	627,821	5,072,794
VICI Properties, Inc.	343,909	7,404,361

		320,373,161

Food & Staples Retailing — 0.2%
BIM Birlesik Magazalar A/S	28,035	489,897
Colruyt SA	9,941	713,927
Costco Wholesale Corp.	1,920	412,090
CP ALL PCL, NVDR	836,900	2,085,894
GS Retail Co. Ltd.	4,034	130,681
Koninklijke Ahold Delhaize NV	318,588	8,393,556
Pick n Pay Stores Ltd.	94,947	497,150
President Chain Store Corp.	88,000	934,682
SPAR Group Ltd. (The)	42,292	638,162
Sun Art Retail Group Ltd.	238,500	237,050
Sundrug Co. Ltd.	1,800	57,604
Wal-Mart de Mexico SAB de CV	2,496,350	6,557,370
Walmart, Inc.	40,719	3,902,102
Wm Morrison Supermarkets plc(h)	118,303	363,801

		25,413,966

Food Products — 0.3%
Archer-Daniels-Midland Co.	13,761	617,869
Associated British Foods plc	159,765	5,014,011
China Agri-Industries Holdings Ltd.	200,000	71,207
China Mengniu Dairy Co. Ltd.(f)	150,000	464,605
Daesang Corp.(f)	10,313	234,087
Indofood CBP Sukses Makmur Tbk. PT	246,500	190,527
Indofood Sukses Makmur Tbk. PT	158,400	88,105
IOI Corp. Bhd.	263,200	299,562
Kellogg Co.	5,992	353,588
Kuala Lumpur Kepong Bhd.	57,100	344,050
Nestle India Ltd.	5,159	835,323
Nestle Malaysia Bhd.	38,600	1,400,015
Nestle SA (Registered)	367,052	32,001,021
NongShim Co. Ltd.	1,387	348,732
PPB Group Bhd.	67,000	297,567
Sime Darby Plantation Bhd.	268,600	338,970
Tingyi Cayman Islands Holding Corp.	322,000	448,433
Uni-President China Holdings Ltd.	27,000	24,039
Uni-President Enterprises Corp.	960,000	2,274,905

		45,646,616

Gas Utilities — 0.1%
Atmos Energy Corp.	31,709	3,095,750
Beijing Enterprises Holdings Ltd.	124,500	707,750
China Resources Gas Group Ltd.	294,000	1,156,922
GAIL India Ltd.	197,408	924,000
Gujarat State Petronet Ltd.	26,387	65,438
Osaka Gas Co. Ltd.	4,800	95,032
Perusahaan Gas Negara Persero Tbk.	1,309,400	241,871
Petronas Gas Bhd.	58,600	259,029
UGI Corp.	46,928	2,676,304

		9,222,096

Health Care Equipment & Supplies — 0.2%
Ansell Ltd.	259,521	4,431,123
Hartalega Holdings Bhd.	71,700	94,874

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV	246,148	$9,704,407
Medtronic plc	98,218	8,681,489
ResMed, Inc.	3,518	334,808
Siemens Healthineers AG(b)(f)	19,561	771,908
Stryker Corp.	7,194	1,277,439

		25,296,048

Health Care Providers & Services — 0.2%
AmerisourceBergen Corp.	27,207	2,268,248
Bangkok Dusit Medical Services PCL, NVDR	2,999,600	2,268,006
Bumrungrad Hospital PCL, NVDR	215,600	1,284,620
Fresenius Medical Care AG & Co. KGaA	76,320	5,613,348
IHH Healthcare Bhd.	389,000	534,292
Jointown Pharmaceutical Group Co. Ltd., Class A	10,400	22,669
McKesson Corp.	9,592	1,230,174
Notre Dame Intermedica Participacoes SA(f)	698,161	6,428,012
Quest Diagnostics, Inc.	36,923	3,225,224
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	348,600	743,886
Sinopharm Group Co. Ltd., Class H	408,000	1,823,383
Sonic Healthcare Ltd.	511,618	8,581,676

		34,023,538

Hotels, Restaurants & Leisure — 0.1%
Alsea SAB de CV	90,450	250,222
Carnival Corp.	70,199	4,042,058
Carnival plc	19,305	1,092,258
Central Plaza Hotel PCL, NVDR	91,800	126,765
Compass Group plc	40,333	863,068
Crown Resorts Ltd.	137,637	1,199,369
Darden Restaurants, Inc.	6,929	727,060
Domino’s Pizza, Inc.	3,303	937,160
Flight Centre Travel Group Ltd.	3,602	113,029
Genting Bhd.	325,600	552,793
Genting Malaysia Bhd.	583,100	469,882
Genting Singapore Ltd.	6,022,500	4,935,538
Jollibee Foods Corp.	46,220	280,700
Las Vegas Sands Corp.	18,230	1,063,903
Royal Caribbean Cruises Ltd.	5,635	676,482
TUI AG	35,701	540,564
Yum China Holdings, Inc.	26,945	982,145
Yum! Brands, Inc.	29,509	2,773,256

		21,626,252

Household Durables — 0.2%
Barratt Developments plc	608,762	4,305,856
Electrolux AB	24,433	578,138
Haier Electronics Group Co. Ltd.(f)	2,202,000	6,325,964
LG Electronics, Inc.	34,335	2,060,868
MRV Engenharia e Participacoes SA	1,293,476	5,319,736
Persimmon plc	138,510	4,320,903
Taylor Wimpey plc	4,786,456	10,378,236

		33,289,701

Household Products — 0.1%
Hindustan Unilever Ltd.	81,402	2,017,974
Procter & Gamble Co. (The)	93,026	8,974,218
Unilever Indonesia Tbk. PT	111,600	399,313

		11,391,505

Independent Power and Renewable Electricity Producers — 0.0%
Aboitiz Power Corp.	100,400	74,149
CGN Power Co. Ltd., Class H(b)	3,258,000	852,577
China Resources Power Holdings Co. Ltd.	176,000	352,763
China Yangtze Power Co. Ltd., Class A	975,300	2,395,226
Electricity Generating PCL, NVDR	111,600	936,848
Engie Brasil Energia SA	20,300	232,933

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Glow Energy PCL, NVDR	295,800	$874,704
SDIC Power Holdings Co. Ltd., Class A	23,200	28,174

		5,747,374

Industrial Conglomerates — 0.1%
3M Co.	47,489	9,512,047
Aboitiz Equity Ventures, Inc.	48,500	60,033
CITIC Ltd.	321,000	486,272
Far Eastern New Century Corp.	202,000	198,272
Industries Qatar QSC	11,117	436,974
Shanghai Industrial Holdings Ltd.	77,000	162,180
SK Holdings Co. Ltd.	26,718	6,346,559
SM Investments Corp.	22,670	432,461

		17,634,798

Insurance — 0.6%
Admiral Group plc	11,268	306,400
Allstate Corp. (The)	41,497	3,646,341
BB Seguridade Participacoes SA	848,689	7,227,539
China Life Insurance Co. Ltd.	554,000	504,744
China Pacific Insurance Group Co. Ltd., Class H	2,057,000	7,243,570
CNP Assurances	45,974	1,044,480
Direct Line Insurance Group plc	1,325,379	5,858,224
Hiscox Ltd.	314,915	5,860,136
IRB Brasil Resseguros S/A	11,200	261,821
Legal & General Group plc	997,123	3,397,102
Mapfre SA	145,496	404,824
Meritz Fire & Marine Insurance Co. Ltd.	5,300	105,747
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	14,955	3,337,364
Old Mutual Ltd.	1,681,380	2,968,259
Old Mutual Ltd(f).	2,271,386	3,940,286
Phoenix Group Holdings plc	989,452	8,249,576
Ping An Insurance Group Co. of China Ltd., Class H	666,500	6,488,751
Powszechny Zaklad Ubezpieczen SA	113,799	1,367,427
Prudential plc	336,016	6,571,182
Sampo OYJ, Class A	235,295	10,780,125
Samsung Fire & Marine Insurance Co. Ltd.	5,076	1,245,432
Samsung Life Insurance Co. Ltd.	1,894	150,598
SCOR SE	220,965	9,298,159
Sul America SA	18,700	164,584
Zurich Insurance Group AG(f)	18,987	5,959,124

		96,381,795

Interactive Media & Services — 0.0%(f)
Alphabet, Inc., Class A	61	68,679
Facebook, Inc., Class A	8,839	1,473,373
SINA Corp.	8,439	518,324

		2,060,376

Internet & Direct Marketing Retail — 0.0%
Amazon.com, Inc.(f)	3,520	6,049,930

IT Services — 0.2%
Akamai Technologies, Inc.(f)	9,060	589,806
Amadeus IT Group SA	17,616	1,281,008
Automatic Data Processing, Inc.	3,242	453,361
Broadridge Financial Solutions, Inc.	11,068	1,115,986
CGI Group, Inc., Class A(f)	18,630	1,231,697
Cognizant Technology Solutions Corp., Class A	20,870	1,454,221
Computershare Ltd.	47,451	614,710
Fidelity National Information Services, Inc.	36,981	3,865,624
GDS Holdings Ltd., ADR(f)	115,062	3,267,761
HCL Technologies Ltd.	25,138	356,065
Infosys Ltd.	200,328	2,111,069
Mphasis Ltd.	17,780	251,088

Security	Shares	Value

IT Services (continued)
Nomura Research Institute Ltd.	5,700	$233,256
Obic Co. Ltd.	6,400	606,517
Otsuka Corp.	3,300	106,815
Paychex, Inc.	141,389	10,010,341
Tata Consultancy Services Ltd.	78,847	2,236,586
Total System Services, Inc.	11,180	1,001,840
Western Union Co. (The)	33,812	617,069
Wipro Ltd.	155,372	808,276

		32,213,096

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	70,787	5,383,351
Lonza Group AG (Registered)(f)	31,729	8,382,746

		13,766,097

Machinery — 0.2%
Doosan Bobcat, Inc.	10,913	326,376
Ingersoll-Rand plc	23,889	2,389,856
Kone OYJ, Class B	369,904	17,985,880
Snap-on, Inc.	2,759	457,966
Spirax-Sarco Engineering plc	47,501	3,994,863
Volvo AB, Class B	176,301	2,540,476
Wartsila OYJ Abp	324,000	5,290,488
Weichai Power Co. Ltd., Class H	630,000	850,272

		33,836,177

Media — 0.0%
CBS Corp. (Non-Voting), Class B	27,018	1,336,310
Cheil Worldwide, Inc.	21,631	456,840
Comcast Corp., Class A	18,896	691,027
Cyfrowy Polsat SA(f)	32,319	205,915
Media Nusantara Citra Tbk. PT	32,517,751	1,973,170
Megacable Holdings SAB de CV	103,400	465,083
RTL Group SA	27,744	1,517,547

		6,645,892

Metals & Mining — 0.1%
Alrosa PJSC	884,020	1,335,010
Anglo American Platinum Ltd.	17,566	847,909
AngloGold Ashanti Ltd.	9,908	139,736
BHP Billiton Ltd.(h)	61,214	1,562,972
Centamin plc	1,439,597	2,226,501
China Steel Corp.	957,000	797,955
Ferrexpo plc	420,988	1,429,859
Franco-Nevada Corp.	16,826	1,305,281
Hochschild Mining plc	125,103	310,372
Newmont Mining Corp.	2,249	76,713
Rio Tinto plc	4,158	230,030

		10,262,338

Multiline Retail — 0.1%
Canadian Tire Corp. Ltd., Class A	5,456	620,571
Dollar General Corp.	9,647	1,113,553
Kohl’s Corp.	36,531	2,509,314
Lojas Renner SA(f)	428,316	5,343,381
SACI Falabella	53,336	428,201
Target Corp.	79,350	5,792,550
Wesfarmers Ltd.	6,685	156,821
Woolworths Holdings Ltd.	155,265	590,067

		16,554,458

Multi-Utilities — 0.2%
Ameren Corp.	51,536	3,573,506
CMS Energy Corp.	4,705	245,319
E.ON SE	672,423	7,474,910
Engie SA	421,498	6,757,172
National Grid plc	394,858	4,299,767
Qatar Electricity & Water Co. QSC	3,118	161,207

		22,511,881

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.3%
Andeavor Logistics LP	247,833	$8,894,726
Antero Midstream Partners LP	666,814	16,797,045
Bharat Petroleum Corp. Ltd.	1,063,656	5,185,640
BP Midstream Partners LP	586,911	9,220,372
BP plc	1,034,147	7,064,413
China Petroleum & Chemical Corp., Class A	221,900	190,088
China Petroleum & Chemical Corp., Class H	5,344,000	4,468,626
China Petroleum & Chemical Corp., ADR	10,032	837,170
CNOOC Ltd.	3,041,000	5,082,791
Energy Transfer LP	5,179,762	76,194,299
EnLink Midstream LLC	584,123	6,355,258
Enterprise Products Partners LP	2,829,817	78,301,036
EQM Midstream Partners LP	607,985	27,821,394
Equitrans Midstream Corp.(f)	225,822	4,701,614
Genesis Energy LP	1,195,718	25,014,421
Kinder Morgan, Inc.	806,294	14,593,921
LUKOIL PJSC	4,625	372,823
LUKOIL PJSC, ADR	14,456	1,160,781
Magellan Midstream Partners LP	990,215	60,848,712
MOL Hungarian Oil & Gas plc	54,707	656,360
MPLX LP	2,084,665	73,213,435
ONEOK, Inc.	395,070	25,367,445
PetroChina Co. Ltd., Class H	1,454,000	938,434
Petronas Dagangan Bhd.	24,900	160,840
Petronet LNG Ltd.	240,299	770,878
Phillips 66	15,582	1,486,679
Phillips 66 Partners LP	204,707	10,034,737
Plains All American Pipeline LP	2,803,280	63,830,686
Qatar Gas Transport Co. Ltd.	1,001,121	5,484,950
Royal Dutch Shell plc, Class A	58,668	1,818,734
Royal Dutch Shell plc, Class B	225,774	7,009,985
Shell Midstream Partners LP	774,326	15,734,304
Snam SpA	180,793	863,347
Suncor Energy, Inc.	6,747	217,617
Tallgrass Energy LP	960,633	22,891,884
Targa Resources Corp.	347,440	14,943,394
Thai Oil PCL, NVDR	1,200	2,774
TOTAL SA	245,107	13,437,046
Western Gas Partners LP	702,928	33,993,598
Williams Cos., Inc. (The)	368,426	9,921,712

		655,883,969

Paper & Forest Products — 0.0%
Mondi Ltd.	13,511	335,971

Personal Products — 0.2%
Colgate-Palmolive India Ltd.	31,115	560,653
Hengan International Group Co. Ltd.	25,000	195,574
L’Oreal SA	13,782	3,321,809
Marico Ltd.	106,128	547,894
Unilever plc	402,631	21,151,848

		25,777,778

Pharmaceuticals — 1.2%
Astellas Pharma, Inc.	12,000	178,059
AstraZeneca plc	183,187	13,270,425
Bristol-Myers Squibb Co.	91,251	4,505,062
China Medical System Holdings Ltd.	30,000	31,221
China Resources Pharmaceutical Group Ltd.(b)	297,500	424,255
Dong-A ST Co. Ltd.(f)	691	62,841
Dr Reddy’s Laboratories Ltd.	5,789	221,609
Dr Reddy’s Laboratories Ltd., ADR	8,691	331,909
Eli Lilly & Co.	46,814	5,611,126
GlaxoSmithKline plc	1,113,505	21,629,365
Hypera SA(f)	686,980	5,999,208
Johnson & Johnson	172,880	23,006,870

Security	Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.	93,984	$6,995,229
Novartis AG (Registered)	214,643	18,738,500
Novo Nordisk A/S, Class B	342,108	16,033,263
Orion OYJ, Class B	4,634	163,817
Pfizer, Inc.	376,591	15,986,288
Richter Gedeon Nyrt.	400,304	8,548,958
Roche Holding AG	51,990	13,831,199
Sanofi SA	249,846	21,716,091
Tong Ren Tang Technologies Co. Ltd., Class H	121,000	162,791
Zoetis, Inc.	19,531	1,682,791

		179,130,877

Professional Services — 0.2%
Randstad NV	5,683	273,946
RELX plc	731,656	16,193,491
SGS SA (Registered)	1,976	4,770,148
Wolters Kluwer NV	85,034	5,288,346

		26,525,931

Real Estate Management & Development — 0.2%
Ayala Land, Inc.	531,100	453,776
Barwa Real Estate Co.	18,547	207,346
Emaar Development PJSC	157,196	171,184
Entra ASA(b)	379,938	5,505,636
Highwealth Construction Corp.	138,000	217,524
Land & Houses PCL, NVDR	16,366,000	5,613,213
LEG Immobilien AG	75,206	8,834,557
Megaworld Corp.	1,441,000	143,087
Multiplan Empreendimentos Imobiliarios SA(f)	3,750	26,764
SM Prime Holdings, Inc.	173,300	127,066
Vonovia SE	260,745	13,104,684

		34,404,837

Road & Rail — 0.0%
BTS Group Holdings PCL, NVDR	3,280,800	1,052,047
Container Corp. of India Ltd.	16,106	148,877
Daqin Railway Co. Ltd., Class A	318,104	406,513
East Japan Railway Co.	3,600	333,539
Guangshen Railway Co. Ltd., Class H	212,000	88,206
Norfolk Southern Corp.	13,186	2,211,820
Union Pacific Corp.	6,680	1,062,587

		5,303,589

Semiconductors & Semiconductor Equipment — 0.4%
ASML Holding NV	19,753	3,454,159
Elan Microelectronics Corp.(f)	147,000	414,697
Intel Corp.	36,053	1,698,817
Maxim Integrated Products, Inc.	18,477	1,002,747
Nanya Technology Corp.	2,913,000	5,916,011
Novatek Microelectronics Corp.	152,000	798,536
NXP Semiconductors NV(f)	3,110	270,663
Phison Electronics Corp.	19,000	157,638
Powertech Technology, Inc.	182,000	427,263
Radiant Opto-Electronics Corp.	333,000	955,451
Taiwan Semiconductor Manufacturing Co. Ltd.	3,550,000	26,333,795
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	193,898	7,294,443
Texas Instruments, Inc.	76,213	7,673,125

		56,397,345

Software — 0.1%
Check Point Software Technologies Ltd.(f)	21,624	2,420,158
Citrix Systems, Inc.	13,193	1,352,810
Microsoft Corp.	149,104	15,570,931
Oracle Corp.	48,613	2,441,831
Synopsys, Inc.(f)	3,046	284,344
Trend Micro, Inc.	1,400	74,490

		22,144,564

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 0.1%
AutoZone, Inc.(f)	1,463	$1,239,658
Best Buy Co., Inc.	45,607	2,701,759
Home Product Center PCL, NVDR	2,072,200	1,036,604
Industria de Diseno Textil SA	10,249	286,698
Mr Price Group Ltd.	34,749	584,929
Nitori Holdings Co. Ltd.	25,900	3,372,690
O’Reilly Automotive, Inc.(f)	2,092	721,029
Petrobras Distribuidora SA	48,100	351,465
Tiffany & Co.	574	50,931
TJX Cos., Inc. (The)	9,257	460,351
USS Co. Ltd.	12,000	210,116
Vivo Energy plc(b)(f)	2,043,182	3,481,109

		14,497,339

Technology Hardware, Storage & Peripherals — 0.1%
Advantech Co. Ltd.	12,000	90,490
Apple, Inc.	50,343	8,379,089
Canon, Inc.	235,600	6,775,907
Chicony Electronics Co. Ltd.	275,326	607,558
Inventec Corp.	433,000	338,075
Lenovo Group Ltd.	3,068,000	2,239,796
Lite-On Technology Corp.	193,000	288,196
Quanta Computer, Inc.	491,000	904,788
Samsung Electronics Co. Ltd.	30,690	1,279,593

		20,903,492

Textiles, Apparel & Luxury Goods — 0.1%
adidas AG	3,083	733,573
ANTA Sports Products Ltd.	947,000	4,898,792
Formosa Taffeta Co. Ltd.	71,000	81,940
Gildan Activewear, Inc.	3,016	102,075
Li Ning Co. Ltd.(f)	4,491,000	5,525,838
LPP SA	47	105,621
LVMH Moet Hennessy Louis Vuitton SE	638	204,671
Moncler SpA	48,341	1,819,298
NIKE, Inc., Class B	24,493	2,005,487
Ralph Lauren Corp.	2,944	341,916
VF Corp.	36,089	3,037,611
Yue Yuen Industrial Holdings Ltd.	32,500	110,852

		18,967,674

Thrifts & Mortgage Finance — 0.0%
Housing Development Finance Corp. Ltd.	6,881	186,466

Tobacco — 0.6%
Altria Group, Inc.	514,935	25,412,042
British American Tobacco plc	962,454	33,926,565
Gudang Garam Tbk. PT	12,700	76,071
Hanjaya Mandala Sampoerna Tbk. PT	1,124,300	308,469
Imperial Brands plc	434,502	14,422,895
ITC Ltd.	231,418	907,832
Japan Tobacco, Inc.	195,300	4,944,165
Philip Morris International, Inc.	158,537	12,162,959

		92,160,998

Trading Companies & Distributors — 0.0%
Ferguson plc	15,601	1,044,693

Transportation Infrastructure — 0.1%
Aena SME SA(b)	11,585	2,002,549
Anhui Expressway Co. Ltd., Class H	66,000	42,135
Bangkok Expressway & Metro PCL, NVDR	1,928,200	643,230
Beijing Capital International Airport Co. Ltd., Class H	98,000	91,924
Grupo Aeroportuario del Centro Norte SAB de CV	35,100	196,056
Grupo Aeroportuario del Pacifico SAB de CV, Class B	569,013	5,120,217

Security		Shares	Value

Transportation Infrastructure (continued)
International Container Terminal Services, Inc.		83,640	$173,668
Jiangsu Expressway Co. Ltd., Class H		4,020,000	5,819,989
Macquarie Infrastructure Corp.		93,096	4,018,954
Malaysia Airports Holdings Bhd.		122,700	241,585
Promotora y Operadora de Infraestructura SAB de CV		4,680	47,627
Shenzhen Expressway Co. Ltd., Class H		62,000	70,353
Taiwan High Speed Rail Corp.		402,000	411,585
Westports Holdings Bhd.		58,800	53,490
Zhejiang Expressway Co. Ltd., Class H		276,000	284,175

			19,217,537

Water Utilities — 0.0%
Aguas Andinas SA, Class A		306,069	180,897
Guangdong Investment Ltd.		536,000	1,023,588
Severn Trent plc		12,790	336,086

			1,540,571

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV		1,406,500	1,131,981
America Movil SAB de CV, ADR, Class L		252,754	4,056,702
China Mobile Ltd.		1,077,000	11,327,179
DiGi.Com Bhd.		331,300	378,562
Far EasTone Telecommunications Co. Ltd.		241,000	565,634
Globe Telecom, Inc.		3,115	121,156
Maxis Bhd.		163,400	229,843
Mobile TeleSystems PJSC, ADR		407,685	3,506,091
NTT DOCOMO, Inc.		33,700	809,704
Rogers Communications, Inc., Class B		325,261	17,595,458
SK Telecom Co. Ltd.		130	30,096
Taiwan Mobile Co. Ltd.		315,000	1,125,651
TIM Participacoes SA(f)		276,600	940,403
TIM Participacoes SA, ADR(f)		43,390	735,027
Vodafone Group plc		3,028,715	5,523,725

			48,077,212

Total Common Stocks — 17.2% (Cost: $2,551,640,399)			2,636,987,638

		Par (000)

Corporate Bonds — 26.4%

Aerospace & Defense — 0.5%
Arconic, Inc.:
6.15%, 08/15/20	USD	1,625	1,669,687
5.40%, 04/15/21		1,000	1,017,500
5.87%, 02/23/22		2,270	2,343,775
5.13%, 10/01/24		5,531	5,569,967
5.90%, 02/01/27		200	200,500
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		1,136	1,136,000
Bombardier, Inc.(b):
7.75%, 03/15/20		1,102	1,135,060
8.75%, 12/01/21		3,138	3,331,144
5.75%, 03/15/22		4,874	4,642,485
6.00%, 10/15/22		1,023	985,916
6.13%, 01/15/23		2,472	2,388,446
7.50%, 12/01/24		6,176	5,990,720
7.50%, 03/15/25		5,590	5,387,363
BWX Technologies, Inc., 5.38%, 07/15/26(b)		1,010	1,020,100
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		2,123	2,186,690
L3 Technologies, Inc., 4.95%, 02/15/21		500	514,140
TransDigm UK Holdings plc, 6.88%, 05/15/26(b)		1,717	1,665,490

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
TransDigm, Inc.:
5.50%, 10/15/20	USD	500	$500,312
6.00%, 07/15/22		1,513	1,524,347
6.50%, 07/15/24		2,900	2,860,125
6.50%, 05/15/25		525	509,250
6.25%, 03/15/26(b)		23,642	23,996,630
6.38%, 06/15/26		1,361	1,309,963
United Technologies Corp.:
1.90%, 05/04/20		3,000	2,959,637
3.35%, 08/16/21		300	302,726
3.65%, 08/16/23		645	654,620

			75,802,593

Air Freight & Logistics — 0.0%
FedEx Corp., 3.40%, 01/14/22		295	297,497
XPO Logistics, Inc., 6.50%, 06/15/22(b)		858	876,233

			1,173,730

Airlines — 0.1%
American Airlines Group, Inc.(b):
5.50%, 10/01/19		360	362,556
4.63%, 03/01/20		957	957,000
Avianca Holdings SA, 8.38%, 05/10/20		5,239	5,062,184
Delta Air Lines, Inc.:
3.40%, 04/19/21		2,000	1,986,478
3.63%, 03/15/22		795	789,792
Southwest Airlines Co., 2.65%, 11/05/20		1,000	994,045
Virgin Australia Pass-Through Trust, Series 2013-1A, Class A, 5.00%, 10/23/23(b)		397	401,982

			10,554,037

Auto Components — 0.2%
Allison Transmission, Inc., 5.00%, 10/01/24(b)		655	644,356
American Axle & Manufacturing, Inc.:
6.63%, 10/15/22		409	415,646
6.25%, 04/01/25		490	476,525
6.50%, 04/01/27		350	335,125
GKN Holdings Ltd., 3.38%, 05/12/32	GBP	1,100	1,379,945
Goodyear Tire & Rubber Co. (The):
5.13%, 11/15/23	USD	615	613,462
5.00%, 05/31/26		435	399,548
Icahn Enterprises LP:
6.00%, 08/01/20		1,621	1,635,184
5.88%, 02/01/22		1,000	1,007,610
6.25%, 02/01/22		3,160	3,245,920
6.75%, 02/01/24		5,553	5,719,590
6.38%, 12/15/25		3,185	3,252,681
IHO Verwaltungs GmbH(i):
4.12% (4.12% Cash or 4.88% PIK), 09/15/21(b)		300	293,250
3.25% (3.25% Cash or 4.00% PIK), 09/15/23	EUR	1,055	1,186,179
4.50% (4.50% Cash or 5.25% PIK), 09/15/23(b)	USD	300	285,750
3.75% (3.75% Cash or 4.50% PIK), 09/15/26	EUR	215	231,880
4.75% (4.75% Cash or 5.50% PIK), 09/15/26(b)	USD	600	543,000
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	400	473,704
Tenneco, Inc.:
5.00%, 07/15/24		470	556,791
5.00%, 07/15/26	USD	900	764,730

Security		Par (000)	Value

Auto Components (continued)
Weichai International Hong Kong Energy Group Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(j)	USD	1,513	$1,380,613
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		199	191,799

			25,033,288

Automobiles — 0.1%
Fiat Chrysler Automobiles NV:
4.50%, 04/15/20		1,060	1,063,975
3.75%, 03/29/24	EUR	990	1,207,715
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19		310	370,793
4.75%, 07/15/22		757	951,324
Hyundai Capital America, 2.55%, 04/03/20(b)	USD	815	805,575
Jaguar Land Rover Automotive plc(b):
4.25%, 11/15/19		200	199,500
3.50%, 03/15/20		850	833,000
5.63%, 02/01/23		150	137,812
4.50%, 10/01/27		450	333,000
Tesla, Inc., 5.30%, 08/15/25(b)		1,012	898,150
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(b)		730	738,813

			7,539,657

Banks — 6.3%
ABN AMRO Bank NV(a)(j):
(EUR Swap Annual 5 Year + 5.45%), 5.75%	EUR	7,200	8,567,468
(EUR Swap Annual 5 Year + 3.90%), 4.75%		2,900	3,107,387
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		5,890	7,222,039
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		1,580	1,859,424
Australia & New Zealand Banking Group Ltd.:
2.25%, 11/09/20	USD	740	730,476
2.70%, 11/16/20		1,000	994,025
2.55%, 11/23/21		3,000	2,955,165
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(j)		8,634	8,914,605
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(j)		2,062	2,129,015
Banca Carige SpA, 0.75%, 07/26/20	EUR	500	572,237
Banco Bilbao Vizcaya Argentaria SA(a)(j):
(EUR Swap Annual 5 Year + 6.16%), 7.00%		2,800	3,212,905
(EUR Swap Annual 5 Year + 6.60%), 6.75%		1,400	1,642,321
(EUR Swap Annual 5 Year + 9.18%), 8.88%		1,800	2,297,212
Banco BPM SpA:
2.75%, 07/27/20		1,300	1,523,805
1.75%, 04/24/23		570	625,940
Banco de Sabadell SA(a):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(j)		1,800	1,995,043
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28		400	465,777
Banco Espirito Santo SA(f)(k):
2.63%, 05/08/17		800	270,125
4.75%, 01/15/18		1,500	493,609
4.00%, 01/21/19		5,400	1,730,635

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Banco Santander SA(a)(j):
(EUR Swap Annual 5 Year + 5.41%), 6.25%	EUR	4,800	$5,382,154
(EUR Swap Annual 5 Year + 6.80%), 6.75%		1,000	1,209,346
(EUR Swap Annual 5 Year + 4.10%), 4.75%		400	381,922
Bancolombia SA, 5.95%, 06/03/21	USD	1,130	1,180,850
Bank of America Corp.:
Series L, 2.25%, 04/21/20		3,000	2,981,502
5.63%, 07/01/20		1,635	1,698,222
2.15%, 11/09/20		4,000	3,946,903
5.00%, 05/13/21		1,000	1,041,381
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		3,420	3,386,850
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		755	749,060
2.50%, 10/21/22		920	899,083
3.30%, 01/11/23		400	402,020
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		1,015	998,282
Bank of East Asia Ltd. (The)(a)(j):
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%		2,303	2,288,606
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%		874	851,744
Bank of Ireland(a):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(j)	EUR	5,740	6,968,514
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		1,664	1,917,032
Bank of Montreal, 2.55%, 11/06/22	USD	2,300	2,259,267
Bank of Nova Scotia (The):
2.45%, 03/22/21		1,200	1,189,928
3.13%, 04/20/21		3,000	3,014,928
Bankia SA(a):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(j)	EUR	7,600	8,524,980
(EUR Swap Annual 5 Year + 6.22%), 6.37%(j)		800	904,234
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		900	1,034,879
Barclays Bank plc:
5.13%, 01/08/20	USD	1,000	1,018,421
2.65%, 01/11/21		1,560	1,543,556
Barclays plc:
(EUR Swap Annual 5 Year + 5.88%), 6.50%(a)(j)	EUR	2,800	3,233,249
2.88%, 06/08/20	USD	1,000	988,590
3.25%, 01/12/21		500	494,620
(USD Swap Semi 5 Year + 6.77%), 7.88%(a)(j)		30,278	31,521,215
(LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(a)		710	713,275
4.38%, 09/11/24		1,400	1,371,512
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	1,200	1,366,900
5.20%, 05/12/26	USD	400	400,338
BB&T Corp., 2.15%, 02/01/21		1,500	1,476,730
BNP Paribas SA:
2.38%, 05/21/20		1,000	993,117

Security		Par (000)	Value

Banks (continued)
BNP Paribas SA (continued)
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(j)	USD	13,792	$14,519,252
(USD Swap Semi 5 Year + 4.92%), 6.75%(a)(b)(j)		7,187	7,285,822
(EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(j)	EUR	7,390	9,059,661
3.80%, 01/10/24(b)	USD	370	366,861
Busan Bank Co. Ltd., 3.63%, 07/25/26		1,941	1,802,578
CaixaBank SA(a):
(EUR Swap Annual 5 Year + 6.50%), 6.75%(j)	EUR	3,000	3,584,028
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)		1,600	1,601,165
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		700	805,938
Canadian Imperial Bank of Commerce, 2.10%, 10/05/20	USD	1,000	985,632
China Construction Bank Corp., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 4.65%(a)(j)		1,205	1,198,210
Chong Hing Bank Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(a)		1,405	1,358,319
CIT Group, Inc.:
4.13%, 03/09/21		345	345,863
5.00%, 08/15/22		1,200	1,230,000
5.00%, 08/01/23		4,712	4,818,020
5.25%, 03/07/25		1,083	1,115,490
Citibank NA:
2.10%, 06/12/20		1,370	1,354,519
2.13%, 10/20/20		4,000	3,944,499
3.40%, 07/23/21		700	707,105
Citigroup, Inc.:
2.45%, 01/10/20		3,420	3,404,602
2.70%, 03/30/21		4,500	4,469,491
2.75%, 04/25/22		495	488,765
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		135	134,084
Citizens Bank NA:
2.55%, 05/13/21		1,645	1,621,985
3.70%, 03/29/23		460	463,916
CMB Wing Lung Bank Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(a)		2,535	2,431,306
Comerica Bank, 2.50%, 06/02/20		1,000	990,052
Commonwealth Bank of Australia:
2.05%, 09/18/20(b)		430	423,909
2.55%, 03/15/21		2,000	1,979,471
Cooperatieve Rabobank UA:
(EUR Swap Annual 5 Year + 5.25%), 5.50%(a)(j)	EUR	3,760	4,491,982
4.50%, 01/11/21	USD	430	442,896
2.50%, 01/19/21		2,572	2,552,120
(EUR Swap Annual 5 Year + 6.70%), 6.62%(a)(j)	EUR	2,200	2,782,522
3.88%, 09/26/23(b)	USD	415	421,875
Credit Agricole SA(a)(j):
(LIBOR USD 3 Month + 6.98%), 8.38%(b)		850	871,250
(EUR Swap Annual 5 Year + 5.12%), 6.50%	EUR	6,920	8,469,975
(USD Swap Semi 5 Year + 4.90%), 7.88%(b)	USD	10,275	10,775,125
(USD Swap Semi 5 Year + 6.19%), 8.12%(b)		13,993	15,164,914

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Dah Sing Bank Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 4.25%, 11/30/26(a)	USD	880	$873,475
Danske Bank A/S:
(EUR Swap Annual 7 Year + 5.47%), 5.79%(a)(j)	EUR	4,240	4,883,435
5.38%, 01/12/24(b)	USD	2,450	2,484,772
(USD Swap Semi 7 Year + 3.90%), 6.13%(a)(j)		19,590	17,190,225
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(a)(j)		8,425	7,666,750
Discover Bank:
3.10%, 06/04/20		2,000	1,995,174
3.35%, 02/06/23		405	399,089
DNB Bank ASA(a)(j):
(USD Swap Semi 5 Year + 4.08%), 5.75%		500	498,125
(USD Swap Semi 5 Year + 5.08%), 6.50%		4,600	4,634,500
Erste Group Bank AG(a)(j):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	3,200	4,193,814
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,600	1,950,398
Fifth Third Bancorp, 2.60%, 06/15/22	USD	1,400	1,367,216
Fifth Third Bank, 3.35%, 07/26/21		1,300	1,308,316
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.94%(a)(j)		900	639,000
HSBC Bank USA NA, 4.88%, 08/24/20		2,170	2,228,423
HSBC Holdings plc:
3.40%, 03/08/21		1,525	1,533,012
5.10%, 04/05/21		1,000	1,042,365
2.95%, 05/25/21		1,000	996,227
(USD Swap Rate 5 Year + 5.51%), 6.87%(a)(j)		28,124	29,248,960
(EUR Swap Annual 5 Year + 4.38%), 5.25%(a)(j)	EUR	3,600	4,286,907
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)	USD	815	809,079
(USD Swap Rate 5 Year + 3.45%), 6.25%(a)(j)		425	422,875
(LIBOR USD 3 Month + 1.00%), 3.64%, 05/18/24(a)		875	867,466
(USD Swap Rate 5 Year + 3.71%), 6.37%(a)(j)		2,000	1,965,000
(USD Swap Rate 5 Year + 4.37%), 6.37%(a)(j)		9,950	9,987,312
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(j)		31,602	30,416,925
(USD Swap Rate 5 Year + 3.61%), 6.50%(a)(j)		19,123	18,644,925
Huntington National Bank (The):
2.38%, 03/10/20		1,095	1,088,507
3.25%, 05/14/21		1,000	1,004,614
ICICI Bank Ltd., 4.00%, 03/18/26		1,019	978,220
Industrial & Commercial Bank of China Asia Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(a)(j)		2,250	2,192,816
Industrial & Commercial Bank of China Ltd., 3.54%, 11/08/27		2,650	2,560,125
ING Groep NV, 4.10%, 10/02/23		645	653,024

Security		Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(a)(j)	EUR	5,800	$6,779,380
6.63%, 09/13/23		358	469,966
5.02%, 06/26/24(b)	USD	1,500	1,376,428
5.71%, 01/15/26(b)		1,000	926,388
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(j)	EUR	200	241,949
JPMorgan Chase & Co.:
2.25%, 01/23/20	USD	4,000	3,974,749
2.75%, 06/23/20		2,000	1,996,342
4.25%, 10/15/20		2,000	2,040,270
2.55%, 10/29/20		300	298,081
2.55%, 03/01/21		7,610	7,553,398
2.40%, 06/07/21		2,200	2,171,822
4.35%, 08/15/21		3,380	3,483,243
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		1,230	1,236,806
(LIBOR USD 3 Month + 0.89%), 3.66%, 07/23/24(a)		445	442,120
Series U, (LIBOR USD 3 Month + 0.95%), 3.51%, 02/02/37(a)		27,182	22,754,324
Series W, (LIBOR USD 3 Month + 1.00%), 3.62%, 05/15/47(a)		36,421	28,574,096
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(a)(j)	EUR	2,711	3,122,882
KeyBank NA:
1.60%, 08/22/19	USD	520	516,969
3.30%, 02/01/22		385	387,099
KeyCorp, 5.10%, 03/24/21		2,800	2,917,634
Lloyds Bank plc, 2.70%, 08/17/20		2,000	1,988,894
Macquarie Bank Ltd.(a)(j):
(USD Swap Semi 5 Year + 3.70%), 6.13%(b)		45,445	40,730,081
(USD Swap Semi 5 Year + 3.70%), 6.13%		1,680	1,505,700
Manufacturers & Traders Trust Co., 2.05%, 08/17/20		2,000	1,971,084
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		920	915,662
3.54%, 07/26/21		740	746,101
2.67%, 07/25/22		395	386,849
Nanyang Commercial Bank Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(a)(j)		2,500	2,362,263
National Australia Bank Ltd.:
2.63%, 07/23/20		4,000	3,989,350
(LIBOR USD 3 Month + 0.71%), 3.45%, 11/04/21(a)(b)		1,000	1,003,561
2.40%, 12/07/21(b)		2,500	2,464,375
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 3.00%(a)(j)		2,100	1,638,000
Nordea Bank AB:
2.50%, 09/17/20(b)		250	247,541
(EUR Swap Annual 5 Year + 3.00%), 3.50%(a)(j)	EUR	575	591,713
Postal Savings Bank of China Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(a)(j)	USD	1,439	1,381,440
Regions Bank, (LIBOR USD 3 Month + 0.50%), 3.37%, 08/13/21(a)		650	650,352
Regions Financial Corp., 3.20%, 02/08/21		500	499,903
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(a)(j)		10,025	10,250,562

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Royal Bank of Scotland Group plc (continued)
(USD Swap Semi 5 Year + 7.60%), 8.62%(a)(j)	USD	37,458	$39,881,533
6.13%, 12/15/22		1,750	1,839,398
Santander Holdings USA, Inc.:
4.45%, 12/03/21		700	711,724
3.70%, 03/28/22		425	424,477
Santander UK Group Holdings plc:
3.57%, 01/10/23		580	567,982
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(a)		250	241,512
(GBP Swap 5 Year + 5.79%), 6.75%(a)(j)	GBP	1,825	2,415,448
Santander UK plc:
2.38%, 03/16/20	USD	3,000	2,978,958
2.50%, 01/05/21		590	580,529
3.75%, 11/15/21		990	1,000,257
5.00%, 11/07/23(b)		11,225	11,296,930
Shinhan Financial Group Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(j)		3,200	3,224,000
Skandinaviska Enskilda Banken AB:
(USD Swap Semi 5 Year + 3.85%), 5.75%(a)(j)		4,800	4,782,000
2.63%, 03/15/21		1,000	989,179
(USD Swap Semi 5 Year + 3.49%), 5.63%(a)(j)		1,000	971,286
Societe Generale SA(a)(j):
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)		17,475	18,051,675
(USD Swap Semi 5 Year + 4.98%), 7.88%		3,200	3,277,920
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)		47,050	49,049,625
(USD Swap Semi 5 Year + 3.93%), 6.75%(b)		10,850	9,900,625
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(a)(b)(j)		35,220	36,628,800
Sumitomo Mitsui Banking Corp., 2.51%, 01/17/20		1,300	1,295,756
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21		1,900	1,888,802
2.44%, 10/19/21		595	582,254
2.85%, 01/11/22		930	919,951
SunTrust Bank:
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(a)		2,240	2,250,552
2.45%, 08/01/22		690	672,166
Svenska Handelsbanken AB:
2.40%, 10/01/20		1,000	989,989
(USD Swap Semi 5 Year + 3.34%), 5.25%(a)(j)		2,500	2,468,750
3.35%, 05/24/21		2,250	2,260,279
Swedbank AB(a)(j):
(USD Swap Semi 5 Year + 3.77%), 5.50%		4,800	4,781,174
(USD Swap Semi 5 Year + 4.11%), 6.00%		800	798,000
Toronto-Dominion Bank (The), 2.13%, 04/07/21		4,160	4,093,179
UBS Group Funding Switzerland AG(a):
(USD Swap Semi 5 Year + 5.46%), 7.13%(j)		1,900	1,935,625
(USD Swap Rate 5 Year + 5.50%), 6.87%(j)		19,590	20,104,238
(EUR Swap Annual 5 Year + 5.29%), 5.75%(j)	EUR	2,984	3,694,948
(USD Swap Semi 5 Year + 2.43%), 5.00%(j)	USD	5,725	4,980,750
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)		570	554,588
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)(j)		9,100	9,156,875

Security		Par (000)	Value

Banks (continued)
UBS Group Funding Switzerland AG (continued)
(USD Swap Semi 5 Year + 4.87%), 7.00%(j)	USD	13,250	$14,011,875
(USD Swap Semi 5 Year + 4.59%), 6.87%(j)		5,176	5,183,153
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(a)(j)	EUR	3,993	4,438,989
6.57%, 01/14/22(b)	USD	4,500	4,597,079
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(j)	EUR	4,900	6,140,543
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)		1,345	1,590,823
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		290	334,095
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)	USD	700	625,074
United Overseas Bank Ltd.(a):
(USD Swap Semi 5 Year + 1.79%), 3.88%(j)		1,993	1,848,816
(USD Swap Semi 5 Year + 1.65%), 2.88%, 03/08/27		1,300	1,259,980
US Bancorp, 4.13%, 05/24/21		1,200	1,229,466
Wells Fargo & Co.:
2.60%, 07/22/20		4,896	4,879,756
2.55%, 12/07/20		2,000	1,985,129
2.50%, 03/04/21		1,540	1,524,032
3.07%, 01/24/23		290	288,416
3.75%, 01/24/24		425	432,416
Wells Fargo Bank NA:
2.60%, 01/15/21		5,000	4,961,132
(LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		1,400	1,404,595
3.63%, 10/22/21		1,700	1,724,932
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(a)(j)		59,405	51,437,993
Woori Bank, 5.13%, 08/06/28		1,500	1,543,215
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		5,232	4,878,317
Zions Bancorp NA, 3.50%, 08/27/21		640	641,065

			962,906,698

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		4,379	4,361,016
3.30%, 02/01/23		1,505	1,501,520
Central American Bottling Corp., 5.75%, 01/31/27(b)		6,794	6,751,538
Constellation Brands, Inc., 2.25%, 11/06/20		4,966	4,883,584
Cott Holdings, Inc., 5.50%, 04/01/25(b)		500	495,000
Keurig Dr Pepper, Inc., 3.55%, 05/25/21(b)		2,000	2,008,632

			20,001,290

Biotechnology — 0.1%
AbbVie, Inc.:
2.50%, 05/14/20		5,000	4,970,190
2.30%, 05/14/21		2,000	1,964,223
3.38%, 11/14/21		365	367,610
2.90%, 11/06/22		360	355,482
3.75%, 11/14/23		1,308	1,324,080
Amgen, Inc.:
4.50%, 03/15/20		1,936	1,971,195
2.20%, 05/11/20		2,000	1,982,144
Baxalta, Inc., 2.88%, 06/23/20		596	592,025
Biogen, Inc., 2.90%, 09/15/20		1,300	1,298,553
Celgene Corp., 2.88%, 08/15/20		2,500	2,495,346
Gilead Sciences, Inc., 2.55%, 09/01/20		2,000	1,988,668

			19,309,516

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 0.1%
BMBG Bond Finance SCA, 3.00%, 06/15/21	EUR	300	$347,093
CIMPOR Financial Operations BV, 5.75%, 07/17/24(b)	USD	500	436,875
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		933	909,675
Griffon Corp., 5.25%, 03/01/22		475	465,500
Masonite International Corp.(b):
5.63%, 03/15/23		2,108	2,129,712
5.75%, 09/15/26		614	597,115
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(b)		310	314,650
St Marys Cement, Inc. Canada, 5.75%, 01/28/27(b)		300	306,425
Standard Industries, Inc.(b):
5.50%, 02/15/23		347	353,072
5.38%, 11/15/24		3,228	3,203,790
6.00%, 10/15/25		879	883,395
5.00%, 02/15/27		350	327,250
4.75%, 01/15/28		625	565,813
Summit Materials LLC, 6.13%, 07/15/23		400	402,880
USG Corp., 4.88%, 06/01/27(b)		2,222	2,258,885

			13,502,130

Capital Markets — 1.7%
Ares Capital Corp., 3.88%, 01/15/20		2,000	2,004,976
Bank of New York Mellon Corp. (The):
2.45%, 11/27/20		1,000	992,517
2.05%, 05/03/21		1,145	1,126,600
(LIBOR USD 3 Month + 0.63%), 2.66%, 05/16/23(a)		140	138,253
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		4,649	4,637,377
6.00%, 08/18/21		768	763,392
CCTI Ltd., 3.63%, 08/08/22		3,765	3,604,743
China Cinda Finance Ltd., 4.25%, 04/23/25		5,980	5,869,436
Coastal Emerald Ltd., 5.95%, 01/13/20		6,000	5,992,500
Credit Suisse AG:
5.40%, 01/14/20		2,000	2,041,212
3.00%, 10/29/21		580	578,718
6.50%, 08/08/23(b)		6,850	7,233,258
Credit Suisse Group AG:
3.57%, 01/09/23(b)		865	855,839
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(b)(j)		45,945	46,863,900
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(j)		700	742,491
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(b)(j)		33,984	33,598,825
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(j)		600	593,200
Deutsche Bank AG:
4.50%, 04/01/25		1,000	921,395
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(a)		20,291	18,017,102
(USD Swap Rate 5 Year + 2.55%), 4.88%, 12/01/32(a)		700	590,100
Dresdner Funding Trust I, 8.15%, 06/30/31(b)		650	786,401
Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), 05/15/22(b)(i)		637	637,000
Goldman Sachs Group, Inc. (The):
2.30%, 12/13/19		1,785	1,776,038
2.60%, 04/23/20		4,000	3,978,992
2.60%, 12/27/20		5,046	5,011,937
2.88%, 02/25/21		640	637,649
5.25%, 07/27/21		1,450	1,520,562
2.35%, 11/15/21		745	728,371

Security		Par (000)	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The) (continued)
3.00%, 04/26/22	USD	1,270	$1,256,106
(LIBOR USD 3 Month + 0.78%), 3.52%, 10/31/22(a)		280	277,458
Guojing Capital BVI Ltd., 3.95%, 12/11/22		1,597	1,541,273
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	1,675	1,641,233
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	285	276,695
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		482	486,820
5.88%, 11/01/24		1,926	1,892,295
LPL Holdings, Inc., 5.75%, 09/15/25(b)		1,403	1,379,570
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(a)		1,908	1,843,180
Moody’s Corp.:
2.75%, 12/15/21		185	182,302
2.63%, 01/15/23		455	441,339
Morgan Stanley:
5.50%, 01/26/20		2,000	2,057,632
2.65%, 01/27/20		2,000	1,993,791
2.80%, 06/16/20		2,000	1,996,994
5.50%, 07/24/20		2,000	2,070,429
5.75%, 01/25/21		1,370	1,438,249
2.50%, 04/21/21		1,610	1,589,358
2.63%, 11/17/21		4,490	4,427,956
(LIBOR USD 3 Month + 0.93%), 3.69%, 07/22/22(a)		295	295,838
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)		575	581,539
MSCI, Inc.(b):
5.25%, 11/15/24		630	641,025
5.75%, 08/15/25		430	446,125
4.75%, 08/01/26		345	343,706
5.38%, 05/15/27		2,755	2,796,325
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		4,100	4,100,615
S&P Global, Inc., 3.30%, 08/14/20		1,069	1,074,843
State Street Corp., (LIBOR USD 3 Month + 1.00%), 3.79%, 06/15/47(a)		72,906	55,955,357
SURA Asset Management SA, 4.88%, 04/17/24(b)		8,838	8,970,570
UBS AG:
2.38%, 08/14/19		1,000	998,331
2.35%, 03/26/20		4,000	3,981,099

			259,220,837

Chemicals — 0.6%
Alpha 3 BV, 6.25%, 02/01/25(b)		4,090	3,866,686
Ashland LLC, 4.75%, 08/15/22		825	830,156
Blue Cube Spinco LLC:
9.75%, 10/15/23		1,444	1,610,060
10.00%, 10/15/25		5,015	5,729,637
CF Industries, Inc.:
7.13%, 05/01/20		434	449,190
5.38%, 03/15/44		500	434,525
Chemours Co. (The):
6.63%, 05/15/23		1,106	1,143,328
7.00%, 05/15/25		1,827	1,906,931
5.38%, 05/15/27		2,438	2,340,480
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21		1,952	1,957,163
4.63%, 03/14/23		3,815	3,894,104
4.88%, 03/14/25		2,500	2,596,875
4.13%, 07/19/27		1,144	1,126,840
5.13%, 03/14/28		292	306,965

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20	USD	10,997	$11,024,493
Consolidated Energy Finance SA, 6.88%, 06/15/25(b)		350	344,750
CVR Partners LP, 9.25%, 06/15/23(b)		350	365,750
Dow Chemical Co. (The), 4.25%, 11/15/20		1,042	1,062,006
DowDuPont, Inc., 3.77%, 11/15/20		605	613,087
Fufeng Group Ltd., 5.88%, 08/28/21		2,565	2,592,137
FXI Holdings, Inc., 7.88%, 11/01/24(b)		395	373,275
Gates Global LLC, 6.00%, 07/15/22(b)		4,034	4,055,380
GCB MPM Escrow LLC, 8.88%, 10/15/20(d)		450	—
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		596	592,275
Hexion, Inc., 10.38%, 02/01/22(b)		521	416,800
Huntsman International LLC:
4.88%, 11/15/20		500	508,750
5.13%, 11/15/22		1,420	1,469,700
INEOS Finance plc, 4.00%, 05/01/23	EUR	1,361	1,580,357
INEOS Group Holdings SA:
5.38%, 08/01/24		450	522,281
5.63%, 08/01/24(b)	USD	400	383,788
International Flavors & Fragrances, Inc., 3.40%, 09/25/20		555	557,051
INVISTA Finance LLC, 4.25%, 10/15/19(b)		200	200,000
Koppers, Inc., 6.00%, 02/15/25(b)		464	412,960
Momentive Performance Materials, Inc., 3.88%, 10/24/21		1,602	1,717,680
Monitchem HoldCo 3 SA, 5.25%, 06/15/21	EUR	200	227,318
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	918	872,100
OCI NV:
5.00%, 04/15/23	EUR	520	624,136
6.63%, 04/15/23(b)	USD	200	205,500
Olin Corp.:
5.13%, 09/15/27		1,117	1,089,075
5.00%, 02/01/30		351	323,798
Pearl Holding III Ltd., 9.50%, 12/11/22		1,200	1,032,000
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		8,505	8,621,944
5.88%, 12/01/25		4,574	4,562,565
PolyOne Corp., 5.25%, 03/15/23		400	402,000
PQ Corp.(b):
6.75%, 11/15/22		811	847,901
5.75%, 12/15/25		3,258	3,111,390
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	1,360	1,605,224
Rain CII Carbon LLC, 7.25%, 04/01/25(b)	USD	400	354,248
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)		400	361,620
Rock International Investment, Inc., 6.63%, 03/27/20		3,100	2,392,354
Sherwin-Williams Co. (The), 2.25%, 05/15/20		2,000	1,978,456
Solvay Finance SA(a)(j):
(EUR Swap Annual 5 Year + 4.89%), 5.12%	EUR	897	1,101,142
(EUR Swap Annual 5 Year + 3.70%), 5.42%		472	590,900
(EUR Swap Annual 5 Year + 5.22%), 5.87%		300	381,667
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(a)(j)		100	117,751
SPCM SA, 4.88%, 09/15/25(b)	USD	400	376,000
Trinseo Materials Operating SCA, 5.38%, 09/01/25(b)		400	362,120

Security		Par (000)	Value

Chemicals (continued)
Tronox, Inc., 6.50%, 04/15/26(b)	USD	500	$437,500
UPL Corp. Ltd., 4.50%, 03/08/28		6,000	5,602,600
WR Grace & Co., 5.13%, 10/01/21(b)		3,337	3,428,767

			97,995,536

Commercial Services & Supplies — 0.3%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	290	386,385
4.88%, 07/31/24		490	611,325
ADT Security Corp. (The):
6.25%, 10/15/21	USD	925	972,406
3.50%, 07/15/22		2,067	1,989,488
4.13%, 06/15/23		1,908	1,836,450
4.88%, 07/15/32(b)		1,717	1,390,770
Algeco Global Finance plc, 8.00%, 02/15/23(b)		3,480	3,384,300
APX Group, Inc.:
8.75%, 12/01/20		2,003	1,951,673
7.88%, 12/01/22		2,905	2,810,588
Aramark Services, Inc.:
5.13%, 01/15/24		941	950,796
5.00%, 04/01/25(b)		612	615,060
4.75%, 06/01/26		350	343,875
5.00%, 02/01/28(b)		1,090	1,064,112
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	504	576,157
Brink’s Co. (The), 4.63%, 10/15/27(b)	USD	425	403,750
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)		565	529,687
Intrum AB:
2.75%, 07/15/22	EUR	1,169	1,301,237
3.13%, 07/15/24		140	152,003
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	1,692	1,630,377
Mobile Mini, Inc., 5.88%, 07/01/24		2,117	2,127,585
Nielsen Co. Luxembourg SARL (The)(b):
5.50%, 10/01/21		100	100,780
5.00%, 02/01/25		231	229,268
Nielsen Finance LLC:
4.50%, 10/01/20		600	598,500
5.00%, 04/15/22(b)		1,625	1,622,562
Paprec Holding SA, 4.00%, 03/31/25	EUR	361	351,220
Pitney Bowes, Inc., 4.95%, 04/01/23	USD	2,000	1,843,760
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)		8,081	8,545,658
Republic Services, Inc., 5.00%, 03/01/20		2,900	2,963,951
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		450	452,250
SPIE SA, 3.13%, 03/22/24	EUR	300	345,063
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	1,533	1,506,173
Verisure Holding AB, 3.50%, 05/15/23	EUR	705	812,995
Verisure Midholding AB, 5.75%, 12/01/23		929	1,060,675
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	893	866,210
West Corp., 8.50%, 10/15/25(b)		825	687,844

			47,014,933

Communications Equipment — 0.1%
Cisco Systems, Inc., 2.20%, 02/28/21		2,000	1,980,128
CommScope Technologies LLC(b):
6.00%, 06/15/25		675	636,188
5.00%, 03/15/27		1,075	916,330
CommScope, Inc., 5.50%, 06/15/24(b)		2,423	2,265,505
Nokia OYJ:
3.38%, 06/12/22		395	388,581
4.38%, 06/12/27		380	367,764
6.63%, 05/15/39		1,698	1,765,920

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
Telefonaktiebolaget LM Ericsson:
4.13%, 05/15/22	USD	725	$724,652
1.88%, 03/01/24	EUR	300	342,796
ViaSat, Inc., 5.63%, 09/15/25(b)	USD	500	470,000

			9,857,864

Construction & Engineering — 0.1%
AECOM:
5.88%, 10/15/24		1,580	1,644,780
5.13%, 03/15/27		300	282,750
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		803	717,681
Chalieco Hong Kong Corp. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(a)(j)		1,459	1,460,583
Chang Development International Ltd., 3.63%, 01/20/20		2,100	2,054,094
China City Construction International Co. Ltd., 5.35%, 07/03/17(f)(k)	CNY	6,794	708,901
China Singyes Solar Technologies Holdings Ltd.(f)(k):
0.00%, 02/15/19(l)	USD	1,398	817,830
6.75%, 10/17/19		217	131,285
CRCC Yupeng Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.25%), 3.95%(a)(j)		1,000	998,325
Leader Goal International Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(j)		1,500	1,441,875
Mexico City Airport Trust, 4.25%, 10/31/26(b)		7,105	6,554,362
Tutor Perini Corp., 6.88%, 05/01/25(b)		839	829,788
Weekley Homes LLC, 6.63%, 08/15/25		88	80,960
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20		454	441,858
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		2,995	2,980,025

			21,145,097

Construction Materials — 0.0%
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	400	465,840

Consumer Finance — 0.8%
AerCap Ireland Capital DAC:
4.50%, 05/15/21	USD	4,583	4,637,258
4.45%, 12/16/21		1,500	1,517,583
3.95%, 02/01/22		1,155	1,146,923
Ally Financial, Inc.:
3.75%, 11/18/19		750	750,937
8.00%, 03/15/20		400	418,500
4.13%, 03/30/20		1,610	1,612,013
4.25%, 04/15/21		400	402,000
4.63%, 05/19/22		530	540,335
5.13%, 09/30/24		3,100	3,212,375
4.63%, 03/30/25		500	509,195
5.75%, 11/20/25		975	1,021,566
8.00%, 11/01/31		10,404	12,484,800
American Express Co.:
3.70%, 11/05/21		1,700	1,726,611
2.50%, 08/01/22		825	806,085
American Express Credit Corp.:
2.20%, 03/03/20		2,000	1,987,126
2.25%, 05/05/21		4,000	3,942,927
American Honda Finance Corp., 3.15%, 01/08/21		1,025	1,029,412
Avation Capital SA, 6.50%, 05/15/21(b)		365	363,631
Capital One Financial Corp.:
2.50%, 05/12/20		2,000	1,985,918

Security		Par (000)	Value

Consumer Finance (continued)
Capital One Financial Corp. (continued)
3.45%, 04/30/21	USD	3,000	$3,014,649
3.20%, 01/30/23		420	412,960
Caterpillar Financial Services Corp.:
3.35%, 12/07/20		1,700	1,715,012
1.70%, 08/09/21		1,000	973,251
3.15%, 09/07/21		310	311,656
CDBL Funding 1:
4.25%, 12/02/24		3,800	3,800,361
3.50%, 10/24/27		2,370	2,193,673
Ford Motor Credit Co. LLC:
1.90%, 08/12/19		2,010	1,993,662
2.43%, 06/12/20		900	879,236
5.09%, 01/07/21		325	329,131
3.20%, 01/15/21		3,230	3,158,055
3.34%, 03/18/21		3,065	2,977,207
3.47%, 04/05/21		1,000	972,513
3.34%, 03/28/22		285	269,603
General Motors Financial Co., Inc.:
2.35%, 10/04/19		1,300	1,294,574
3.20%, 07/13/20		3,100	3,091,151
4.20%, 03/01/21		2,000	2,011,403
3.55%, 04/09/21		2,000	1,991,649
4.20%, 11/06/21		1,995	2,007,954
3.15%, 06/30/22		435	420,591
3.25%, 01/05/23		550	524,574
goeasy Ltd., 7.88%, 11/01/22(b)		1,400	1,466,500
HSBC USA, Inc.:
2.35%, 03/05/20		1,000	993,778
2.75%, 08/07/20		3,000	2,987,829
5.00%, 09/27/20		380	390,283
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		4,925	4,847,407
Intrepid Aviation Group Holdings LLC, 8.50%, 08/15/21(b)		790	796,912
John Deere Capital Corp., 3.20%, 01/10/22		460	465,540
King Talent Management Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(a)(j)		1,700	1,506,625
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	200	234,931
Mulhacen Pte. Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23(i)		5,323	6,051,580
Navient Corp.:
8.00%, 03/25/20	USD	875	911,094
5.00%, 10/26/20		545	547,044
6.63%, 07/26/21		588	604,170
6.50%, 06/15/22		809	826,434
5.50%, 01/25/23		3,216	3,103,440
7.25%, 09/25/23		1,010	1,027,675
6.13%, 03/25/24		650	621,969
5.88%, 10/25/24		770	723,800
6.75%, 06/25/25		121	116,311
6.75%, 06/15/26		431	406,209
5.63%, 08/01/33		435	331,687
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		945	867,168
Springleaf Finance Corp.:
5.25%, 12/15/19		600	603,750
8.25%, 12/15/20		645	688,537
7.75%, 10/01/21		250	263,125
6.13%, 05/15/22		800	822,336
5.63%, 03/15/23		1,136	1,118,960
6.88%, 03/15/25		2,906	2,778,862
7.13%, 03/15/26		2,509	2,389,823
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 49.44%, 04/11/22(a)(b)		3,865	1,546,000

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
Toyota Motor Credit Corp.:
3.05%, 01/08/21	USD	750	$755,365
2.95%, 04/13/21		2,500	2,507,781

			117,740,985

Containers & Packaging — 0.3%
Ardagh Packaging Finance plc:
4.25%, 09/15/22(b)		500	494,900
4.13%, 05/15/23	EUR	994	1,169,111
4.63%, 05/15/23(b)	USD	4,061	4,061,000
6.75%, 05/15/24	EUR	738	892,314
7.25%, 05/15/24(b)	USD	4,557	4,710,799
6.00%, 02/15/25(b)		2,000	1,945,000
4.75%, 07/15/27	GBP	1,020	1,214,083
Ball Corp.:
4.38%, 12/15/20	USD	675	684,281
5.00%, 03/15/22		400	413,384
4.00%, 11/15/23		300	300,720
5.25%, 07/01/25		550	575,383
Berry Global, Inc.:
5.50%, 05/15/22		150	150,981
5.13%, 07/15/23		600	601,698
4.50%, 02/15/26(b)		380	358,150
BWAY Holding Co.:
4.75%, 04/15/24	EUR	771	877,799
5.50%, 04/15/24(b)	USD	4,389	4,287,526
Crown Americas LLC:
4.50%, 01/15/23		750	753,750
4.75%, 02/01/26		5,825	5,708,500
4.25%, 09/30/26		487	462,650
Crown European Holdings SA:
2.25%, 02/01/23(b)	EUR	100	117,026
3.38%, 05/15/25		289	344,378
Greif, Inc., 6.50%, 03/01/27(b)	USD	883	888,519
Guala Closures SpA, (EURIBOR 3 Month + 3.50%), 3.50%, 04/15/24(a)	EUR	320	367,023
Horizon Parent Holdings SARL, 8.25% (8.25% Cash or 9.00% PIK), 02/15/22(i)		625	728,788
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22	USD	350	353,500
5.88%, 08/15/23		450	465,750
Packaging Corp. of America, 2.45%, 12/15/20		1,600	1,577,842
Plastipak Holdings, Inc., 6.25%, 10/15/25(b)		350	315,875
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		2,757	2,767,588
6.87%, 02/15/21		296	297,401
(LIBOR USD 3 Month + 3.50%), 6.29%, 07/15/21(a)(b)		1,362	1,365,405
5.13%, 07/15/23(b)		1,261	1,263,333
7.00%, 07/15/24(b)		2,666	2,725,985
Sealed Air Corp.:
4.88%, 12/01/22(b)		1,192	1,203,920
5.25%, 04/01/23(b)		360	366,300
4.50%, 09/15/23	EUR	287	360,818
Silgan Holdings, Inc., 3.25%, 03/15/25		410	482,022
WestRock RKT Co., 3.50%, 03/01/20	USD	2,000	2,000,032
WRKCo, Inc., 3.75%, 03/15/25(b)		100	98,192

			47,751,726

Distributors — 0.0%
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)	EUR	461	517,340
4.38%, 05/01/22		275	306,096

Security		Par (000)	Value

Distributors (continued)
Core & Main LP, 6.13%, 08/15/25(b)	USD	2,002	$1,906,905
LKQ Corp., 4.75%, 05/15/23		400	402,000
Parts Europe SA, (EURIBOR 3 Month + 5.50%), 5.18%, 05/01/22(a)	EUR	552	627,080
Tewoo Group No. 5 Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(a)(j)	USD	3,000	2,445,000

			6,204,421

Diversified Consumer Services — 0.1%
frontdoor, Inc., 6.75%, 08/15/26(b)		1,560	1,548,300
Graham Holdings Co., 5.75%, 06/01/26(b)		730	755,550
Laureate Education, Inc., 8.25%, 05/01/25(b)		384	416,640
Service Corp. International:
5.38%, 05/15/24		550	561,688
4.63%, 12/15/27		1,433	1,397,175
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		5,424	5,301,960

			9,981,313

Diversified Financial Services — 0.4%
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	575	699,493
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(a)	EUR	424	453,930
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)		132	143,929
Cabot Financial Luxembourg SA, 6.50%, 04/01/21	GBP	200	258,378
CFX Escrow Corp.(b):
6.00%, 02/15/24	USD	1,529	1,538,556
6.38%, 02/15/26		997	997,000
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(b)		905	870,655
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.81%, 07/03/21(a)		1,790	1,779,853
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	670	671,022
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)		330	308,123
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	USD	2,093	2,043,568
HBOS Capital Funding LP, 6.85%(j)		5,130	5,155,650
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24		7,000	6,975,807
Jefferies Finance LLC(b):
7.38%, 04/01/20		1,555	1,558,888
6.88%, 04/15/22		876	865,050
LHC3 plc, 4.12% (4.12% Cash or 9.00% PIK), 08/15/24(i)	EUR	1,356	1,544,100
National Rural Utilities Cooperative Finance Corp., 2.35%, 06/15/20	USD	600	596,283
Nexi Capital SpA:
(EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)	EUR	607	691,298
4.13%, 11/01/23		134	155,539
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)		2,815	3,143,560
4.50%, 05/15/26		1,131	1,263,007
6.25%, 05/15/26(b)	USD	8,888	8,732,460
6.88%, 11/15/26	EUR	459	478,876
8.25%, 11/15/26(b)	USD	2,300	2,156,250
Shell International Finance BV, 1.88%, 05/10/21		2,000	1,962,423

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Siemens Financieringsmaatschappij NV, 2.70%, 03/16/22(b)	USD	290	$286,709
Synchrony Bank, 3.65%, 05/24/21		900	897,843
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		2,198	2,170,525
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		1,100	1,137,807
Vantiv LLC(b):
3.88%, 11/15/25	GBP	648	821,309
4.38%, 11/15/25	USD	621	596,147
Verscend Escrow Corp., 9.75%, 08/15/26(b)		3,106	3,127,121
VFH Parent LLC, 6.75%, 06/15/22(b)		355	360,325
Voya Financial, Inc., (LIBOR USD 3 Month + 3.58%), 5.65%, 05/15/53(a)		500	485,000

			54,926,484

Diversified Telecommunication Services — 0.8%
Altice France SA(b):
6.25%, 05/15/24		1,000	980,300
7.38%, 05/01/26		7,442	7,172,153
8.13%, 02/01/27		4,167	4,093,661
Arqiva Broadcast Finance plc, 6.75%, 09/30/23	GBP	217	295,970
AT&T, Inc.:
5.20%, 03/15/20	USD	1,040	1,064,962
2.80%, 02/17/21		3,000	2,984,642
5.00%, 03/01/21		2,000	2,072,955
3.88%, 08/15/21		2,000	2,035,870
3.20%, 03/01/22		120	119,989
3.80%, 03/15/22		1,310	1,330,436
Bakrie Telecom Pte. Ltd., 11.50%, 05/07/15(f)(k)		1,000	10,000
CCO Holdings LLC:
5.25%, 09/30/22		800	808,740
5.13%, 02/15/23		1,000	1,010,000
4.00%, 03/01/23(b)		165	160,932
5.13%, 05/01/23(b)		800	810,704
5.75%, 01/15/24		425	433,500
5.88%, 04/01/24(b)		1,000	1,025,240
5.38%, 05/01/25(b)		400	402,120
5.75%, 02/15/26(b)		1,500	1,522,500
5.50%, 05/01/26(b)		800	798,000
5.13%, 05/01/27(b)		11,831	11,431,349
5.88%, 05/01/27(b)		630	631,764
5.00%, 02/01/28(b)		2,651	2,518,450
CenturyLink, Inc.:
Series V, 5.63%, 04/01/20		590	595,339
Series S, 6.45%, 06/15/21		3,280	3,338,384
Series T, 5.80%, 03/15/22		1,000	1,002,130
Series W, 6.75%, 12/01/23		668	672,175
Series Y, 7.50%, 04/01/24		3,040	3,085,600
5.63%, 04/01/25		750	678,750
Series P, 7.60%, 09/15/39		1,935	1,586,700
Series U, 7.65%, 03/15/42		3,417	2,832,864
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		2,055	1,767,300
Consolidated Communications, Inc., 6.50%, 10/01/22		350	320,250
DKT Finance ApS:
7.00%, 06/17/23	EUR	1,409	1,741,761
9.38%, 06/17/23(b)	USD	1,200	1,263,000
eircom Finance DAC, 4.50%, 05/31/22	EUR	625	729,983
Embarq Corp., 8.00%, 06/01/36	USD	3,117	2,945,565
Frontier Communications Corp.:
7.13%, 03/15/19		40	39,400
10.50%, 09/15/22		946	677,573

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp. (continued)
11.00%, 09/15/25	USD	7,011	$4,517,713
8.50%, 04/01/26(b)		1,953	1,771,859
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2,283	2,077,530
8.00%, 02/15/24(b)		1,040	1,082,900
8.50%, 10/15/24(b)		4,166	4,208,910
9.75%, 07/15/25(b)		4,013	4,178,536
Koninklijke KPN NV, (USD Swap Semi 10 Year + 5.33%), 7.00%, 03/28/73(a)(b)		200	207,000
Level 3 Financing, Inc.:
6.13%, 01/15/21		25	25,062
5.38%, 08/15/22		2,271	2,288,714
5.63%, 02/01/23		400	402,000
5.13%, 05/01/23		590	584,837
5.38%, 01/15/24		1,089	1,083,555
5.38%, 05/01/25		2,464	2,433,200
5.25%, 03/15/26		2,255	2,188,027
Level 3 Parent LLC, 5.75%, 12/01/22		1,280	1,280,000
OTE plc, 3.50%, 07/09/20	EUR	686	810,439
Qwest Corp.:
6.75%, 12/01/21	USD	500	534,385
6.88%, 09/15/33		500	471,019
Sable International Finance Ltd., 6.88%, 08/01/22(b)		328	340,300
Sprint Capital Corp.:
6.90%, 05/01/19		1,000	1,006,500
6.88%, 11/15/28		1,050	1,042,125
8.75%, 03/15/32		1,250	1,371,875
TDC A/S:
3.75%, 03/02/22	EUR	560	706,736
5.63%, 02/23/23	GBP	500	724,371
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,040	944,320
6.00%, 09/30/34		3,845	3,346,304
7.72%, 06/04/38		71	70,666
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	527	725,553
Telecom Italia SpA:
1.13%, 03/26/22(m)		1,800	1,912,201
5.88%, 05/19/23	GBP	700	950,498
4.00%, 04/11/24	EUR	578	663,302
5.30%, 05/30/24(b)	USD	1,337	1,270,150
Telesat Canada, 8.88%, 11/15/24(b)		1,409	1,477,689
Verizon Communications, Inc.:
4.60%, 04/01/21		2,000	2,069,039
5.15%, 09/15/23		291	316,154
Virgin Media Finance plc:
6.00%, 10/15/24(b)		950	962,160
6.38%, 10/15/24	GBP	460	617,032
4.50%, 01/15/25	EUR	674	790,747
5.75%, 01/15/25(b)	USD	5,314	5,236,309
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	200	264,956
5.50%, 01/15/25		270	358,559
5.25%, 01/15/26(b)	USD	2,065	2,034,025
5.50%, 08/15/26(b)		500	491,250
4.88%, 01/15/27	GBP	945	1,189,685
6.25%, 03/28/29		1,043	1,405,619
Windstream Services LLC, 8.63%, 10/31/25(b)	USD	450	424,125
WTT Investment Ltd., 5.50%, 11/21/22(b)		500	497,220

			130,346,167

Electric Utilities — 0.5%
1MDB Energy Ltd., 5.99%, 05/11/22		5,700	5,828,250
Adani Transmission Ltd., 4.00%, 08/03/26		1,406	1,260,627

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)	USD	520	$523,299
American Electric Power Co., Inc.:
2.15%, 11/13/20		545	536,258
Series I, 3.65%, 12/01/21		430	435,815
Series F, 2.95%, 12/15/22		390	386,637
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	804	916,080
DPL, Inc., 7.25%, 10/15/21	USD	306	325,125
Duke Energy Carolinas LLC, 3.35%, 05/15/22		1,700	1,731,334
Duke Energy Corp.:
3.55%, 09/15/21		600	604,033
3.95%, 10/15/23		820	837,963
Duke Energy Indiana LLC, 3.75%, 07/15/20		650	658,266
Edison International, 2.13%, 04/15/20		500	484,356
EDP — Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(a)	EUR	600	691,911
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(a)	USD	9,025	9,205,500
Enel Americas SA, 4.00%, 10/25/26		7,217	7,000,490
Enel SpA, (GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75(a)	GBP	195	272,960
Eversource Energy, 2.50%, 03/15/21	USD	1,000	982,819
Exelon Corp., 2.45%, 04/15/21		805	787,478
FirstEnergy Corp., Series A, 2.85%, 07/15/22		464	452,389
Georgia Power Co., Series C, 2.00%, 09/08/20		1,000	985,392
Greenko Investment Co., 4.88%, 08/16/23		3,036	2,817,605
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(k)		2,100	1,424,052
Kallpa Generacion SA, 4.88%, 05/24/26		11,645	11,499,437
Minejesa Capital BV, 4.63%, 08/10/30		1,425	1,362,108
Naturgy Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(j)	EUR	1,600	1,902,153
NextEra Energy Capital Holdings, Inc., Series H, 3.34%, 09/01/20	USD	895	899,283
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24		645	614,556
4.50%, 09/15/27		408	371,025
NV Energy, Inc., 6.25%, 11/15/20		790	833,193
Pampa Energia SA, 7.38%, 07/21/23(b)		5,795	5,512,494
Progress Energy, Inc., 4.40%, 01/15/21		500	510,083
Southern California Edison Co., Series A, 2.90%, 03/01/21		1,000	982,364
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(a)		4,425	4,398,877
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23		1,495	1,471,843
Vistra Operations Co. LLC(b):
5.50%, 09/01/26		10	10,125
5.63%, 02/15/27		1,796	1,804,980
Westar Energy, Inc., 5.10%, 07/15/20		500	513,860
Wisconsin Electric Power Co., 2.95%, 09/15/21		1,000	998,152
Xcel Energy, Inc., 2.40%, 03/15/21		1,000	985,018
Yunnan Energy Investment Finance Co. Ltd., 3.00%, 04/26/19		212	209,880
Yunnan Energy Investment Overseas Finance Co. Ltd., 3.50%, 12/13/19		236	231,279

			74,259,349

Electrical Equipment — 0.1%
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	855	959,442
Orano SA, 4.88%, 09/23/24		650	772,686

Security		Par (000)	Value

Electrical Equipment (continued)
Sensata Technologies BV(b):
4.88%, 10/15/23	USD	175	$175,437
5.00%, 10/01/25		4,067	4,087,335
Vertiv Group Corp., 9.25%, 10/15/24(b)		2,893	2,690,490

			8,685,390

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20		1,030	1,019,475
Belden, Inc., 4.13%, 10/15/26	EUR	1,060	1,235,722
CDW LLC:
5.00%, 09/01/23	USD	525	526,312
5.50%, 12/01/24		5,313	5,496,298
5.00%, 09/01/25		2,425	2,406,813
Ingram Micro, Inc., 5.45%, 12/15/24		375	366,065

			11,050,685

Energy Equipment & Services — 0.3%
Anton Oilfield Services Group, 9.75%, 12/05/20		1,769	1,726,611
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		340	332,395
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		356	336,420
5.70%, 10/15/39		325	222,625
4.88%, 11/01/43		1,409	866,535
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(m)		779	606,839
Ensco plc:
4.50%, 10/01/24		525	389,812
5.20%, 03/15/25		1,721	1,282,145
7.75%, 02/01/26		1,672	1,342,825
5.75%, 10/01/44		2,206	1,439,415
Hi-Crush Partners LP, 9.50%, 08/01/26(b)		475	375,250
Hilong Holding Ltd., 7.25%, 06/22/20		1,580	1,472,568
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		2,847	2,548,065
Nabors Industries, Inc.:
5.00%, 09/15/20		500	492,500
4.63%, 09/15/21		500	473,125
5.75%, 02/01/25		1,070	930,900
Nine Energy Service, Inc., 8.75%, 11/01/23(b)		300	300,750
Noble Holding International Ltd.:
7.75%, 01/15/24		149	125,160
7.88%, 02/01/26(b)		3,196	2,956,300
5.25%, 03/15/42		252	151,200
Oceaneering International, Inc., 4.65%, 11/15/24		252	214,200
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		950	983,250
Pacific Drilling SA, 8.38%, 10/01/23(b)		3,433	3,407,252
Rowan Cos., Inc., 4.88%, 06/01/22		1,355	1,199,920
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		340	338,332
SESI LLC:
7.13%, 12/15/21		525	465,938
7.75%, 09/15/24		1,326	1,037,595
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		473	474,863
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		440	457,050
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		957	961,430
Transocean Poseidon Ltd., 6.88%, 02/01/27(b)		1,430	1,452,165
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		360	361,793
Transocean, Inc.:
8.37%, 12/15/21		180	188,100
9.00%, 07/15/23(b)		2,344	2,445,800
7.25%, 11/01/25(b)		338	319,410
7.50%, 01/15/26(b)		226	214,982

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)	USD	649	$655,490
Unit Corp., 6.63%, 05/15/21		500	472,500
USA Compression Partners LP, 6.88%, 04/01/26		3,566	3,566,000
Weatherford International Ltd.:
5.13%, 09/15/20		1,360	1,047,200
6.50%, 08/01/36		614	349,980
5.95%, 04/15/42		75	42,375

			39,027,065

Entertainment — 0.2%
21st Century Fox America, Inc., 4.50%, 02/15/21		1,500	1,537,435
AMC Entertainment Holdings, Inc.:
5.75%, 06/15/25		500	461,200
5.88%, 11/15/26		320	288,000
Ascend Learning LLC, 6.88%, 08/01/25(b)		80	80,000
Cinemark USA, Inc., 4.88%, 06/01/23		500	495,000
Electronic Arts, Inc., 3.70%, 03/01/21		1,000	1,012,840
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		493	485,605
NBCUniversal Media LLC:
5.15%, 04/30/20		1,000	1,027,385
4.38%, 04/01/21		890	915,953
Netflix, Inc.:
5.38%, 02/01/21		335	342,956
5.50%, 02/15/22		1,727	1,792,712
5.88%, 02/15/25		1,179	1,221,385
4.38%, 11/15/26		1,475	1,396,641
4.88%, 04/15/28		3,140	2,986,925
5.88%, 11/15/28(b)		4,628	4,691,635
4.63%, 05/15/29	EUR	1,117	1,288,107
Viacom, Inc.(a):
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57	USD	7,320	7,064,392
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		7,351	7,084,998
Vue International Bidco plc, 7.88%, 07/15/20	GBP	800	1,049,095
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	968	1,151,652

			36,373,916

Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
2.80%, 06/01/20	USD	499	497,329
3.30%, 02/15/21		2,000	1,999,970
CBL & Associates LP, 5.95%, 12/15/26		400	318,000
CoreCivic, Inc., 4.75%, 10/15/27		2,340	1,991,925
Crown Castle International Corp.:
3.40%, 02/15/21		3,300	3,301,425
3.20%, 09/01/24		400	383,276
CyrusOne LP:
5.00%, 03/15/24		350	352,625
5.38%, 03/15/27		949	951,372
Digital Realty Trust LP, 5.25%, 03/15/21		1,715	1,771,886
Equinix, Inc.:
5.38%, 01/01/22		787	801,756
5.38%, 04/01/23		2,035	2,057,894
2.88%, 03/15/24	EUR	691	799,816
5.75%, 01/01/25	USD	400	413,000
2.88%, 10/01/25	EUR	952	1,082,620
5.88%, 01/15/26	USD	5,261	5,433,561
2.88%, 02/01/26	EUR	200	225,097
5.38%, 05/15/27	USD	855	857,138
ERP Operating LP, 4.75%, 07/15/20		730	744,029

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
ESH Hospitality, Inc., 5.25%, 05/01/25(b)	USD	945	$934,227
GEO Group, Inc. (The):
5.13%, 04/01/23		63	57,487
5.88%, 10/15/24		1,440	1,303,200
6.00%, 04/15/26		72	64,350
GLP Capital LP:
4.38%, 04/15/21		1,700	1,710,166
5.38%, 11/01/23		250	257,810
5.25%, 06/01/25		2,012	2,056,324
5.38%, 04/15/26		3,087	3,152,846
5.75%, 06/01/28		410	427,359
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	580	722,956
Iron Mountain, Inc.:
4.38%, 06/01/21(b)	USD	300	299,250
6.00%, 08/15/23		200	205,000
5.75%, 08/15/24		2,350	2,338,250
3.00%, 01/15/25	EUR	970	1,096,826
4.88%, 09/15/27(b)	USD	1,600	1,475,000
5.25%, 03/15/28(b)		1,225	1,139,250
iStar, Inc., 5.00%, 07/01/19		353	353,441
Kimco Realty Corp., 3.20%, 05/01/21		960	955,068
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		3,584	3,682,560
4.50%, 09/01/26		2,670	2,529,825
5.75%, 02/01/27(b)		1,155	1,164,933
4.50%, 01/15/28		1,000	925,000
MPT Operating Partnership LP:
6.38%, 03/01/24		255	266,475
5.50%, 05/01/24		169	172,380
5.25%, 08/01/26		1,755	1,763,775
5.00%, 10/15/27		4,660	4,536,510
Realty Income Corp., 3.25%, 10/15/22		490	487,971
SBA Communications Corp.:
4.88%, 07/15/22		350	354,480
4.00%, 10/01/22		6,958	6,871,025
4.88%, 09/01/24		3,689	3,693,611
Simon Property Group LP, 4.38%, 03/01/21		1,000	1,026,175
Uniti Group LP, 6.00%, 04/15/23(b)		440	416,900

			70,423,149

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		1,286	1,269,925
5.75%, 03/15/25		1,341	1,255,511
7.50%, 03/15/26(b)		70	70,175
Casino Guichard Perrachon SA:
5.24%, 03/09/20	EUR	500	596,268
4.56%, 01/25/23		1,100	1,230,934
4.50%, 03/07/24		800	882,855
Distribuidora Internacional de Alimentacion SA:
1.50%, 07/22/19		300	254,101
1.00%, 04/28/21		900	619,112
Ingles Markets, Inc., 5.75%, 06/15/23	USD	500	505,000
Rite Aid Corp., 6.13%, 04/01/23(b)		605	510,469
Sysco Corp., 2.60%, 10/01/20		2,000	1,987,641
Tesco plc:
5.00%, 03/24/23	GBP	200	286,028
6.15%, 11/15/37(b)	USD	163	168,505
US Foods, Inc., 5.88%, 06/15/24(b)		400	406,916
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		2,000	1,997,783

			12,041,223

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products — 0.4%
Arcor SAIC, 6.00%, 07/06/23(b)	USD	8,494	$8,164,857
B&G Foods, Inc.:
4.63%, 06/01/21		475	477,517
5.25%, 04/01/25		180	176,490
Boparan Finance plc:
5.25%, 07/15/19	GBP	153	194,481
5.50%, 07/15/21		796	788,934
Campbell Soup Co., 3.30%, 03/15/21	USD	500	499,098
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		549	379,543
Chobani LLC, 7.50%, 04/15/25(b)		255	218,025
Dean Foods Co., 6.50%, 03/15/23(b)		500	389,140
General Mills, Inc.:
3.20%, 04/16/21		1,000	1,003,554
3.70%, 10/17/23		370	373,200
Grupo Bimbo SAB de CV, 4.50%, 01/25/22		6,813	6,960,638
JBS Investments II GmbH, 7.00%, 01/15/26(b)		350	355,250
JBS USA LUX SA(b):
5.88%, 07/15/24		500	505,000
5.75%, 06/15/25		2,334	2,328,165
6.75%, 02/15/28		4,292	4,334,920
JM Smucker Co. (The), 2.50%, 03/15/20		1,000	993,618
Kellogg Co., 3.25%, 05/14/21		2,000	1,990,377
Knight Castle Investments Ltd., 7.99%, 01/23/21		231	150,843
Kraft Heinz Foods Co., 5.38%, 02/10/20		2,289	2,341,054
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		400	398,000
4.88%, 11/01/26		800	793,200
Mondelez International, Inc., 3.00%, 05/07/20		1,000	1,001,668
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	400	462,724
Pilgrim’s Pride Corp., 5.75%, 03/15/25(b)	USD	1,495	1,465,100
Post Holdings, Inc.(b):
5.50%, 03/01/25		1,825	1,806,750
5.00%, 08/15/26		5,216	4,930,163
5.75%, 03/01/27		4,155	4,071,111
5.63%, 01/15/28		142	136,141
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	400	519,498
Sigma Holdco BV, 7.88%, 05/15/26(b)	USD	200	177,650
Simmons Foods, Inc.(b):
7.75%, 01/15/24		1,522	1,567,660
5.75%, 11/01/24		385	314,737
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		3,400	3,090,413
TreeHouse Foods, Inc., 6.00%, 02/15/24(b)		530	544,522
Tyson Foods, Inc., 2.25%, 08/23/21		790	769,899

			54,673,940

Gas Utilities — 0.0%
AmeriGas Partners LP:
5.63%, 05/20/24		550	543,125
5.50%, 05/20/25		500	490,000
5.88%, 08/20/26		500	492,650
5.75%, 05/20/27		350	334,250
Binhai Investment Co. Ltd., 4.45%, 11/30/20		385	364,402
ENN Energy Holdings Ltd., 3.25%, 07/24/22		2,155	2,102,860
Suburban Propane Partners LP, 5.50%, 06/01/24		1,650	1,621,125
Superior Plus LP, 7.00%, 07/15/26(b)		300	295,875

			6,244,287

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, 2.80%, 09/15/20		2,000	2,002,936
Avantor, Inc.(b):
6.00%, 10/01/24		9,267	9,475,507
9.00%, 10/01/25		1,902	1,959,060

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co.:
2.68%, 12/15/19	USD	1,500	$1,493,337
2.40%, 06/05/20		595	587,616
3.25%, 11/12/20		1,827	1,820,015
DJO Finance LLC, 8.13%, 06/15/21(b)		4,950	5,144,040
Hologic, Inc.(b):
4.38%, 10/15/25		2,681	2,633,064
4.63%, 02/01/28		156	150,540
Kinetic Concepts, Inc., 7.88%, 02/15/21(b)		450	459,000
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		1,024	1,012,480
5.75%, 08/01/22		4,801	4,356,907
5.63%, 10/15/23		2,000	1,687,500
5.50%, 04/15/25		450	348,750
Medtronic, Inc., 3.15%, 03/15/22		250	252,249
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		4,597	4,436,105
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		259	260,943
Stryker Corp., 2.63%, 03/15/21		2,000	1,980,835
Teleflex, Inc., 4.63%, 11/15/27		350	341,250
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20		2,000	1,990,076

			42,392,210

Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		882	866,565
6.50%, 03/01/24		190	187,150
Agiliti Health, Inc., 7.63%, 08/15/20		500	500,000
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		516	535,350
Centene Corp.:
5.63%, 02/15/21		1,075	1,091,125
4.75%, 05/15/22		775	788,795
6.13%, 02/15/24		1,255	1,314,612
4.75%, 01/15/25		4,261	4,319,589
5.38%, 06/01/26(b)		6,151	6,350,908
Cigna Corp., 3.40%, 09/17/21(b)		1,060	1,064,717
Cigna Holding Co., 5.13%, 06/15/20		1,000	1,025,508
Community Health Systems, Inc.:
5.13%, 08/01/21		675	648,844
6.25%, 03/31/23		2,230	2,129,650
8.63%, 01/15/24(b)		2,191	2,256,730
CVS Health Corp.:
3.13%, 03/09/20		3,000	3,002,378
3.35%, 03/09/21		5,000	5,021,525
3.70%, 03/09/23		2,560	2,582,147
DaVita, Inc.:
5.13%, 07/15/24		2,729	2,695,706
5.00%, 05/01/25		775	745,938
Encompass Health Corp., 5.75%, 11/01/24		1,758	1,777,777
HCA Healthcare, Inc., 6.25%, 02/15/21		125	130,312
HCA, Inc.:
4.25%, 10/15/19		300	301,950
6.50%, 02/15/20		2,040	2,096,100
7.50%, 02/15/22		2,000	2,190,000
5.88%, 03/15/22		685	726,100
4.75%, 05/01/23		1,189	1,221,698
5.88%, 05/01/23		300	317,250
5.00%, 03/15/24		4,228	4,399,234
5.38%, 02/01/25		4,478	4,622,147
5.25%, 04/15/25		650	688,155
5.88%, 02/15/26		2,700	2,848,500
5.25%, 06/15/26		2,825	2,964,484

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
HCA, Inc. (continued)
5.38%, 09/01/26	USD	3,999	$4,092,736
4.50%, 02/15/27		840	846,300
5.63%, 09/01/28		4,822	4,986,237
5.88%, 02/01/29		3,420	3,582,450
5.50%, 06/15/47		3,887	4,049,477
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		1,500	1,494,089
McKesson Corp., 3.65%, 11/30/20		700	704,674
MEDNAX, Inc.(b):
5.25%, 12/01/23		1,173	1,175,932
6.25%, 01/15/27		576	580,320
Molina Healthcare, Inc., 5.38%, 11/15/22		1,769	1,804,380
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		1,770	1,757,610
NVA Holdings, Inc., 6.88%, 04/01/26(b)		397	379,016
Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(b)(i)		2,724	2,635,470
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		2,615	2,758,825
Select Medical Corp., 6.38%, 06/01/21		500	502,500
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		450	459,000
6.75%, 07/01/25		979	905,575
Syneos Health, Inc., 7.50%, 10/01/24(b)		805	848,269
Synlab Bondco plc, 6.25%, 07/01/22	EUR	1,539	1,820,727
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		682	826,920
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	1,380	1,124,700
Tenet Healthcare Corp.:
4.75%, 06/01/20		150	151,125
6.00%, 10/01/20		2,483	2,564,442
4.50%, 04/01/21		600	601,200
4.38%, 10/01/21		700	699,125
7.50%, 01/01/22(b)		2,149	2,232,811
8.13%, 04/01/22		6,139	6,422,929
4.63%, 07/15/24		3,520	3,447,770
5.13%, 05/01/25		2,813	2,748,526
6.25%, 02/01/27(b)		2,929	2,947,306
UnitedHealth Group, Inc.:
2.13%, 03/15/21		2,500	2,466,790
3.15%, 06/15/21		1,900	1,910,218
Vizient, Inc., 10.38%, 03/01/24(b)		792	858,330
WellCare Health Plans, Inc.:
5.25%, 04/01/25		2,280	2,314,200
5.38%, 08/15/26(b)		3,379	3,438,133

			131,549,056

Health Care Technology — 0.0%
IQVIA, Inc.:
4.88%, 05/15/23(b)		550	558,250
3.50%, 10/15/24	EUR	800	939,255
3.25%, 03/15/25(b)		525	608,145
3.25%, 03/15/25		690	799,277
5.00%, 10/15/26(b)	USD	1,137	1,138,421

			4,043,348

Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC(b):
4.63%, 01/15/22		950	952,375
4.25%, 05/15/24		6,619	6,403,882
5.00%, 10/15/25		12,292	11,861,780
Aramark International Finance SARL, 3.13%, 04/01/25	EUR	210	246,075

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp.:
6.88%, 05/15/23	USD	500	$519,690
6.38%, 04/01/26		530	540,600
6.00%, 08/15/26		395	395,000
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		2,089	1,955,826
Carnival Corp., 3.95%, 10/15/20		445	452,426
Cedar Fair LP, 5.38%, 04/15/27		380	377,625
Churchill Downs, Inc., 4.75%, 01/15/28(b)		2,424	2,324,010
Cirsa Finance International SARL:
6.25%, 12/20/23	EUR	313	372,576
7.88%, 12/20/23(b)	USD	685	695,104
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(b)		420	372,498
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	600	768,677
4.88%, 08/28/25		119	150,033
Diamond Resorts International, Inc., 7.75%, 09/01/23(b)	USD	300	295,500
EI Group plc, 6.38%, 02/15/22	GBP	150	200,303
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	610	613,507
6.00%, 09/15/26(b)		220	219,450
Gohl Capital Ltd., 4.25%, 01/24/27		4,445	4,242,908
Golden Nugget, Inc., 6.75%, 10/15/24(b)		3,417	3,417,000
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		1,863	1,825,367
5.13%, 05/01/26(b)		4,349	4,381,618
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		1,186	1,168,210
4.88%, 04/01/27		1,925	1,902,959
International Game Technology plc:
4.75%, 02/15/23	EUR	261	319,243
3.50%, 07/15/24		287	324,066
6.50%, 02/15/25(b)	USD	1,000	1,040,800
IRB Holding Corp., 6.75%, 02/15/26(b)		256	239,360
Jack Ohio Finance LLC, 6.75%, 11/15/21(b)		600	619,500
KFC Holding Co.(b):
5.00%, 06/01/24		1,000	1,002,500
5.25%, 06/01/26		5,665	5,735,812
4.75%, 06/01/27		1,768	1,712,750
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	999	1,324,350
Marriott International, Inc., Series N, 3.13%, 10/15/21	USD	480	477,138
McDonald’s Corp., 2.75%, 12/09/20		1,000	1,000,517
MGM Resorts International:
8.63%, 02/01/19		700	700,000
5.25%, 03/31/20		325	329,875
6.75%, 10/01/20		500	521,905
6.63%, 12/15/21		4,522	4,776,137
7.75%, 03/15/22		7,549	8,200,101
6.00%, 03/15/23		950	985,625
4.63%, 09/01/26		340	319,600
NH Hotel Group SA, 3.75%, 10/01/23	EUR	463	547,944
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	939	1,237,529
Punch Taverns Finance B Ltd., 7.37%, 09/30/21		51	71,588
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	430	435,375
5.25%, 11/15/23		495	502,425
Scientific Games International, Inc.:
10.00%, 12/01/22		5,628	5,916,435

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc. (continued)
5.00%, 10/15/25(b)	USD	2,349	$2,226,382
3.38%, 02/15/26	EUR	500	535,101
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)	USD	405	433,856
Sisal Group SpA, 7.00%, 07/31/23	EUR	860	984,630
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	6,375	6,311,250
5.50%, 04/15/27		1,322	1,312,085
Starbucks Corp., 2.10%, 02/04/21		1,000	984,994
Station Casinos LLC, 5.00%, 10/01/25(b)		783	747,765
Stonegate Pub Co. Financing plc:
(LIBOR GBP 3 Month + 6.25%), 0.00%, 03/15/22(a)	GBP	495	645,996
4.88%, 03/15/22		345	438,022
(LIBOR GBP 3 Month + 4.38%), 5.28%, 03/15/22(a)		275	351,492
Studio City Co. Ltd.:
7.25%, 11/30/21(b)	USD	550	564,604
7.25%, 11/30/21		1,700	1,745,140
Studio City Finance Ltd.:
8.50%, 12/01/20		128	128,160
7.25%, 02/11/24		2,100	2,123,121
Viking Cruises Ltd.(b):
6.25%, 05/15/25		385	385,000
5.88%, 09/15/27		4,250	4,154,375
VOC Escrow Ltd., 5.00%, 02/15/28(b)		600	584,940
Wyndham Destinations, Inc.:
5.40%, 04/01/24		59	57,083
5.75%, 04/01/27		404	385,820
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		824	824,000
Wynn Las Vegas LLC(b):
4.25%, 05/30/23		300	292,875
5.50%, 03/01/25		1,300	1,264,250
5.25%, 05/15/27		825	771,375
Wynn Macau Ltd., 5.50%, 10/01/27(b)		728	664,300
Yum! Brands, Inc., 5.35%, 11/01/43		36	30,150

			113,942,340

Household Durables — 0.2%
Beazer Homes USA, Inc., 8.75%, 03/15/22		505	527,977
Brookfield Residential Properties, Inc.(b):
6.50%, 12/15/20		700	700,875
6.13%, 07/01/22		150	147,000
DR Horton, Inc., 2.55%, 12/01/20		600	589,694
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		1,923	1,624,935
Lennar Corp.:
4.50%, 11/15/19		105	104,475
6.63%, 05/01/20		1,980	2,039,400
8.38%, 01/15/21		1,156	1,242,700
6.25%, 12/15/21		2,060	2,144,975
4.13%, 01/15/22		425	423,003
4.75%, 11/15/22		450	451,687
4.88%, 12/15/23		1,550	1,550,000
4.75%, 05/30/25		375	366,562
5.25%, 06/01/26		1,066	1,039,350
4.75%, 11/29/27		1,595	1,511,263
Mattamy Group Corp., 6.50%, 10/01/25(b)		1,291	1,197,403
MDC Holdings, Inc., 6.00%, 01/15/43		350	289,625
Meritage Homes Corp., 5.13%, 06/06/27		245	219,809
PulteGroup, Inc.:
4.25%, 03/01/21		550	557,563
5.50%, 03/01/26		2,485	2,497,425

Security		Par (000)	Value

Household Durables (continued)
PulteGroup, Inc. (continued)
5.00%, 01/15/27	USD	1,750	$1,683,828
6.38%, 05/15/33		1,440	1,335,600
Taylor Morrison Communities, Inc., 5.25%, 04/15/21(b)		100	100,125
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,006	960,730
TRI Pointe Group, Inc.:
5.88%, 06/15/24		265	255,394
5.25%, 06/01/27		600	519,000
Williams Scotsman International, Inc., 6.88%, 08/15/23(b)		165	161,543

			24,241,941

Household Products — 0.0%
Clorox Co. (The), 3.05%, 09/15/22		800	794,863
Diamond BC BV, 5.63%, 08/15/25	EUR	220	223,609
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(b)	USD	944	918,040
Energizer Holdings, Inc.(b):
5.50%, 06/15/25		1,430	1,362,075
7.75%, 01/15/27		891	918,042
Spectrum Brands, Inc.:
6.63%, 11/15/22		300	307,500
5.75%, 07/15/25		2,332	2,297,719

			6,821,848

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
4.00%, 03/15/21		350	349,125
4.50%, 03/15/23		959	963,795
4.88%, 05/15/23		1,407	1,421,070
5.50%, 04/15/25		1,508	1,553,240
6.00%, 05/15/26		1,485	1,564,819
5.13%, 09/01/27		3,408	3,476,160
Calpine Corp.:
6.00%, 01/15/22(b)		525	528,937
5.38%, 01/15/23		5,058	4,918,905
5.88%, 01/15/24(b)		1,222	1,222,000
5.50%, 02/01/24		100	94,625
5.75%, 01/15/25		850	801,125
5.25%, 06/01/26(b)		4,922	4,675,900
Clearway Energy Operating LLC:
5.38%, 08/15/24		1,280	1,187,200
5.75%, 10/15/25(b)		2,897	2,676,104
5.00%, 09/15/26		442	384,540
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		2,225	2,136,000
Exelon Generation Co. LLC, 2.95%, 01/15/20		2,000	1,995,002
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		3,105	2,807,122
InterGen NV, 7.00%, 06/30/23(b)		500	437,500
NRG Energy, Inc.:
6.25%, 05/01/24		1,050	1,086,750
7.25%, 05/15/26		425	459,340
6.63%, 01/15/27		9,402	9,897,673
5.75%, 01/15/28		1,533	1,552,929
Southern Power Co., Series D, 1.95%, 12/15/19		1,120	1,110,035
Talen Energy Supply LLC, 10.50%, 01/15/26(b)		440	407,000
Vistra Energy Corp.:
7.38%, 11/01/22		3,053	3,175,120
7.63%, 11/01/24		957	1,016,813

			51,898,829

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.1%
CITIC Ltd.:
6.80%, 01/17/23	USD	3,000	$3,311,415
4.00%, 01/11/28		1,240	1,200,803
General Electric Co.:
2.20%, 01/09/20		1,780	1,763,608
4.38%, 09/16/20		1,000	1,007,531
Roper Technologies, Inc.:
3.00%, 12/15/20		1,000	997,145
2.80%, 12/15/21		375	369,058

			8,649,560

Insurance — 0.3%
Acrisure LLC, 8.13%, 02/15/24(b)		425	432,437
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		4,898	4,971,470
American Equity Investment Life Holding Co., 5.00%, 06/15/27		350	349,209
American International Group, Inc., 3.30%, 03/01/21		2,000	2,014,208
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	592	659,997
8.63%, 07/15/23(b)	USD	954	825,210
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(j)		3,000	2,930,511
Assicurazioni Generali SpA(a):
(LIBOR GBP 3 Month + 2.20%), 6.42%(j)	GBP	100	133,335
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	600	812,094
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		2,020	2,481,291
AXA Equitable Holdings, Inc., 3.90%, 04/20/23	USD	135	135,036
AXIS Specialty Finance plc, 2.65%, 04/01/19		1,361	1,359,962
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(j)	EUR	400	472,841
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(a)(j)		300	377,752
6.00%, 01/23/27		300	403,692
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	2,378	2,300,869
CNA Financial Corp., 5.88%, 08/15/20		500	518,800
CNO Financial Group, Inc., 5.25%, 05/30/25		370	374,625
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(j)	EUR	500	593,761
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(b)	USD	190	182,875
FWD Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(j)		760	684,000
Genworth Holdings, Inc., 7.63%, 09/24/21		550	552,750
Hartford Financial Services Group, Inc. (The), 5.50%, 03/30/20		1,582	1,623,533
Heungkuk Life Insurance Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(a)		1,091	972,354
HUB International Ltd., 7.00%, 05/01/26(b)		2,412	2,339,640
KDB Life Insurance Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(a)		3,000	2,862,675
Liberty Mutual Group, Inc.(b):
(LIBOR USD 3 Month + 2.91%), 5.69%, 03/15/37(a)		2,150	2,042,500
7.80%, 03/15/37		2,957	3,337,714

Security		Par (000)	Value

Insurance (continued)
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(a)	EUR	400	$471,176
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20	USD	1,115	1,106,699
3.50%, 12/29/20		890	898,857
Nationwide Financial Services, Inc., 6.75%, 05/15/37		900	918,000
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(j)	EUR	350	415,644
Prudential Financial, Inc., 5.38%, 06/21/20	USD	750	773,799
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(a)		677	659,026
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		708	628,035
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		269	258,240
Willis North America, Inc., 3.60%, 05/15/24		420	411,570

			43,286,187

Interactive Media & Services — 0.0%
Baidu, Inc.:
3.00%, 06/30/20		1,000	995,269
2.88%, 07/06/22		750	731,048
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		2,111	1,773,240

			3,499,557

Internet & Direct Marketing Retail — 0.0%
Alibaba Group Holding Ltd.:
2.50%, 11/28/19		1,185	1,178,849
3.13%, 11/28/21		1,500	1,491,117
eBay, Inc., 2.15%, 06/05/20		1,000	988,028
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	960	1,086,966
Uber Technologies, Inc., 7.50%, 11/01/23(b)	USD	737	748,976

			5,493,936

IT Services — 0.4%
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	1,120	1,208,009
9.75%, 09/01/26(b)	USD	5,446	5,187,315
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		1,095	1,073,100
Cogent Communications Group, Inc., 5.38%, 03/01/22(b)		675	685,800
DXC Technology Co., 2.88%, 03/27/20		1,550	1,540,646
Exela Intermediate LLC, 10.00%, 07/15/23(b)		3,700	3,700,000
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		2,000	2,013,151
2.25%, 08/15/21		215	209,064
First Data Corp.(b):
5.38%, 08/15/23		945	963,310
5.00%, 01/15/24		1,245	1,272,234
5.75%, 01/15/24		9,938	10,217,506
Fiserv, Inc., 2.70%, 06/01/20		5,000	4,972,915
Gartner, Inc., 5.13%, 04/01/25(b)		1,366	1,359,170
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21		485	494,069
IBM Credit LLC:
3.45%, 11/30/20		1,145	1,155,785
1.80%, 01/20/21		2,000	1,953,496
InterXion Holding NV, 4.75%, 06/15/25	EUR	1,443	1,729,451
Total System Services, Inc.:
3.80%, 04/01/21	USD	165	165,480
3.75%, 06/01/23		475	470,416
United Group BV:
4.38%, 07/01/22	EUR	1,639	1,880,685
(EURIBOR 3 Month + 4.38%), 4.38%, 07/01/23(a)		100	114,174
4.88%, 07/01/24		875	1,004,029

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
VeriSign, Inc.:
4.63%, 05/01/23	USD	500	$503,125
5.25%, 04/01/25		350	360,780
4.75%, 07/15/27		4,690	4,671,240
WEX, Inc., 4.75%, 02/01/23(b)		1,759	1,737,012
Zayo Group LLC:
6.00%, 04/01/23		5,296	5,322,480
6.38%, 05/15/25		777	758,546
5.75%, 01/15/27(b)		6,092	5,886,030

			62,609,018

Leisure Products — 0.0%
Mattel, Inc., 6.75%, 12/31/25(b)		1,973	1,864,485

Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		1,247	1,271,940
Life Technologies Corp., 6.00%, 03/01/20		1,000	1,027,862

			2,299,802

Machinery — 0.2%
Amsted Industries, Inc., 5.00%, 03/15/22(b)		500	495,000
BCD Acquisition, Inc., 9.63%, 09/15/23(b)		450	475,875
Colfax Corp., 3.25%, 05/15/25	EUR	1,422	1,567,887
Grinding Media, Inc., 7.38%, 12/15/23(b)	USD	3,981	4,020,810
Huayi Finance I Ltd., 4.00%, 12/02/19		437	427,396
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		260	261,300
Novelis Corp.(b):
6.25%, 08/15/24		3,983	4,007,894
5.88%, 09/30/26		5,829	5,624,985
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	988	1,051,942
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	1,484	1,432,060
SPX FLOW, Inc.(b):
5.63%, 08/15/24		1,150	1,127,000
5.88%, 08/15/26		700	689,500
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		310	313,218
Terex Corp., 5.63%, 02/01/25(b)		3,770	3,647,475
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		2,483	2,172,625
Xylem, Inc., 4.88%, 10/01/21		735	757,204

			28,072,171

Marine — 0.0%
CMA CGM SA:
6.50%, 07/15/22	EUR	500	544,686
5.25%, 01/15/25		1,250	1,217,497
Stena AB, 7.00%, 02/01/24(b)	USD	500	461,250

			2,223,433

Media — 1.2%
Altice Financing SA(b):
6.63%, 02/15/23		4,506	4,529,882
7.50%, 05/15/26		4,714	4,466,515
Altice Finco SA:
7.63%, 02/15/25(b)		280	234,850
4.75%, 01/15/28	EUR	400	377,434
Altice Luxembourg SA(b):
7.75%, 05/15/22	USD	6,675	6,474,750
7.63%, 02/15/25		800	680,000
AMC Networks, Inc.:
4.75%, 12/15/22		500	501,250
5.00%, 04/01/24		670	664,975
4.75%, 08/01/25		3,884	3,752,915
Block Communications, Inc., 6.88%, 02/15/25(b)		350	358,750
Cablevision SA, 6.50%, 06/15/21(b)		6,992	6,860,900

Security		Par (000)	Value

Media (continued)
Cablevision Systems Corp.:
8.00%, 04/15/20	USD	2,620	$2,724,800
5.88%, 09/15/22		450	452,250
Charter Communications Operating LLC:
3.58%, 07/23/20		4,000	4,010,326
4.46%, 07/23/22		370	377,404
4.50%, 02/01/24		491	500,169
4.91%, 07/23/25		925	950,941
Clear Channel International BV, 8.75%, 12/15/20(b)		1,203	1,224,053
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		3,717	3,712,354
Series A, 6.50%, 11/15/22		13,951	14,264,897
Comcast Corp.:
5.15%, 03/01/20		2,000	2,049,577
3.45%, 10/01/21		715	723,299
2.85%, 01/15/23		500	496,294
3.70%, 04/15/24		290	296,858
Cox Communications, Inc., 3.25%, 12/15/22(b)		1,400	1,382,900
CSC Holdings LLC:
6.75%, 11/15/21		1,000	1,050,300
5.13%, 12/15/21(b)		4,716	4,723,310
10.13%, 01/15/23(b)		2,261	2,441,428
5.38%, 07/15/23(b)		6,820	6,894,679
5.25%, 06/01/24		2,356	2,261,760
7.75%, 07/15/25(b)		1,620	1,696,950
6.63%, 10/15/25(b)		3,198	3,345,907
10.88%, 10/15/25(b)		7,103	8,187,557
5.50%, 05/15/26(b)		1,703	1,685,970
5.50%, 04/15/27(b)		970	948,156
5.38%, 02/01/28(b)		815	783,419
7.50%, 04/01/28(b)		431	442,852
6.50%, 02/01/29(b)		2,106	2,133,641
Discovery Communications LLC, 3.25%, 04/01/23		500	486,508
DISH DBS Corp.:
7.88%, 09/01/19		1,150	1,170,125
5.13%, 05/01/20		225	225,563
6.75%, 06/01/21		1,891	1,926,002
5.88%, 07/15/22		9,563	9,084,850
5.00%, 03/15/23		230	200,100
5.88%, 11/15/24		5,183	4,295,411
7.75%, 07/01/26		2,529	2,174,940
Fox Corp., 3.67%, 01/25/22(b)		65	65,641
Gray Television, Inc.(b):
5.13%, 10/15/24		325	315,859
5.88%, 07/15/26		1,219	1,197,668
7.00%, 05/15/27		4,568	4,729,707
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		450	452,338
3.75%, 10/01/21		2,155	2,179,458
Lamar Media Corp.:
5.00%, 05/01/23		335	337,513
5.38%, 01/15/24		400	407,500
5.75%, 02/01/26(b)		534	553,010
Liberty Interactive LLC, 8.25%, 02/01/30		350	354,375
MDC Partners, Inc., 6.50%, 05/01/24(b)		1,888	1,718,646
Meredith Corp., 6.88%, 02/01/26(b)		1,677	1,727,310
Midcontinent Communications, 6.88%, 08/15/23(b)		1,140	1,174,200
Nexstar Broadcasting, Inc., 5.63%, 08/01/24(b)		670	648,225
Omnicom Group, Inc., 4.45%, 08/15/20		1,880	1,915,940

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Outfront Media Capital LLC:
5.25%, 02/15/22	USD	500	$505,000
5.63%, 02/15/24		300	304,125
Quebecor Media, Inc., 5.75%, 01/15/23		1,335	1,375,050
Radiate Holdco LLC, 6.63%, 02/15/25(b)		649	601,948
SES SA, (EUR Swap Annual 5 Year + 4.66%), 4.62%(a)(j)	EUR	200	235,215
Sinclair Television Group, Inc.:
5.38%, 04/01/21	USD	600	600,750
6.13%, 10/01/22		100	101,750
5.63%, 08/01/24(b)		325	314,763
Sirius XM Radio, Inc.(b):
3.88%, 08/01/22		625	615,625
4.63%, 05/15/23		350	349,562
6.00%, 07/15/24		1,200	1,246,500
5.38%, 04/15/25		795	804,937
5.38%, 07/15/26		1,130	1,120,113
5.00%, 08/01/27		6,171	5,962,729
Sky plc, 2.63%, 09/16/19(b)		930	925,403
TEGNA, Inc.:
5.13%, 10/15/19		139	139,174
5.13%, 07/15/20		150	150,375
6.38%, 10/15/23		700	710,500
5.50%, 09/15/24(b)		325	320,060
Tele Columbus AG, 3.88%, 05/02/25	EUR	200	208,690
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	2,200	2,079,000
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	1,648	2,024,819
Time Warner Cable LLC:
8.75%, 02/14/19	USD	460	460,574
4.13%, 02/15/21		1,000	1,006,343
Tribune Media Co., 5.88%, 07/15/22		2,388	2,429,790
Unitymedia GmbH:
6.13%, 01/15/25(b)		600	619,500
3.75%, 01/15/27	EUR	458	544,776
Unitymedia Hessen GmbH & Co. KG:
4.00%, 01/15/25		600	713,818
5.00%, 01/15/25(b)	USD	250	254,062
3.50%, 01/15/27	EUR	244	290,105
6.25%, 01/15/29		1,734	2,183,588
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	680	635,800
5.13%, 02/15/25		2,986	2,720,993
UPC Holding BV, 5.50%, 01/15/28(b)		2,470	2,272,400
UPCB Finance IV Ltd.:
5.38%, 01/15/25(b)		1,122	1,079,925
4.00%, 01/15/27	EUR	1,222	1,440,820
UPCB Finance VII Ltd., 3.63%, 06/15/29		290	319,513
Videotron Ltd.:
5.00%, 07/15/22	USD	450	462,690
5.38%, 06/15/24(b)		400	417,760
5.13%, 04/15/27(b)		2,425	2,431,063
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	1,141	1,475,616
Ziggo Bond Co. BV:
7.13%, 05/15/24	EUR	1,249	1,501,086
4.63%, 01/15/25		420	485,412
5.88%, 01/15/25(b)	USD	2,191	2,054,062
6.00%, 01/15/27(b)		400	368,500
Ziggo BV:
4.25%, 01/15/27	EUR	500	578,633
5.50%, 01/15/27(b)	USD	2,181	2,061,045

			185,509,123

Security		Par (000)	Value

Metals & Mining — 0.6%
AK Steel Corp., 7.00%, 03/15/27	USD	450	$365,625
Alcoa Nederland Holding BV(b):
6.75%, 09/30/24		500	520,830
7.00%, 09/30/26		685	722,675
6.13%, 05/15/28		291	294,637
Allegheny Technologies, Inc.:
5.95%, 01/15/21		497	503,719
7.88%, 08/15/23		2,350	2,505,688
Anglo American Capital plc, 4.13%, 04/15/21(b)		204	203,708
Big River Steel LLC, 7.25%, 09/01/25(b)		1,133	1,189,650
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		1,487	1,505,588
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		2,975	3,002,459
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		2,890	2,778,876
Cleveland-Cliffs, Inc.:
4.88%, 01/15/24(b)		675	649,688
5.75%, 03/01/25		3,487	3,373,672
Constellium NV:
4.63%, 05/15/21	EUR	420	485,539
5.75%, 05/15/24(b)	USD	816	797,640
6.63%, 03/01/25(b)		316	314,420
5.88%, 02/15/26(b)		3,274	3,134,855
Eldorado Gold Corp., 6.13%, 12/15/20(b)		375	357,187
Energy Resources LLC, 8.00%, 09/30/22(l)		1,030	967,021
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		555	553,440
5.13%, 03/15/23		360	358,200
5.13%, 05/15/24		545	538,188
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		650	642,688
4.00%, 11/14/21		1,350	1,333,125
3.55%, 03/01/22		4,549	4,401,157
6.88%, 02/15/23		500	522,500
3.88%, 03/15/23		5,903	5,644,744
4.55%, 11/14/24		2,407	2,307,711
5.40%, 11/14/34		793	703,788
5.45%, 03/15/43		9,180	7,894,800
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		2,644	2,606,495
Hudbay Minerals, Inc., 7.63%, 01/15/25(b)		2,010	2,065,275
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		346	358,058
Minmetals Bounteous Finance BVI Ltd.:
4.75%, 07/30/25		1,900	1,941,239
4.20%, 07/27/26		1,700	1,670,854
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		4,000	3,575,650
Northwest Acquisitions ULC, 7.13%, 11/01/22(b)		395	393,499
Press Metal Labuan Ltd., 4.80%, 10/30/22		2,400	2,271,132
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		418	395,714
Southern Copper Corp., 5.38%, 04/16/20		15,015	15,409,294
Steel Dynamics, Inc.:
5.13%, 10/01/21		500	503,750
5.50%, 10/01/24		275	283,883
4.13%, 09/15/25		762	723,900
5.00%, 12/15/26		1,028	1,022,860
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		500	485,000

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Teck Resources Ltd.:
8.50%, 06/01/24(b)	USD	1,785	$1,923,320
6.13%, 10/01/35		450	470,250
5.20%, 03/01/42		1,016	927,100
5.40%, 02/01/43		586	556,700
thyssenkrupp AG:
1.38%, 03/03/22	EUR	400	454,356
2.50%, 02/25/25		300	347,508
United States Steel Corp.:
6.88%, 08/15/25	USD	963	912,443
6.25%, 03/15/26		1,509	1,367,531
Vedanta Resources plc:
8.25%, 06/07/21		697	721,531
7.13%, 05/31/23		4,150	4,004,750

			93,965,910

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.:
3.63%, 02/01/21		350	344,967
5.00%, 12/15/21		1,567	1,582,670
4.75%, 03/15/25		350	336,000

			2,263,637

Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	350	454,671

Multi-Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23	USD	1,700	1,698,470
Ameren Corp., 2.70%, 11/15/20		1,080	1,069,922
Berkshire Hathaway Energy Co., 2.40%, 02/01/20		655	652,226
CenterPoint Energy, Inc., 3.60%, 11/01/21		1,055	1,063,670
Consolidated Edison Co. of New York, Inc., 4.45%, 06/15/20		1,950	1,991,653
Dominion Energy, Inc., 2.58%, 07/01/20		2,400	2,378,948
DTE Energy Co., Series D, 3.70%, 08/01/23		275	275,771
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)	EUR	800	924,465
Sempra Energy:
2.40%, 02/01/20	USD	1,325	1,312,407
(LIBOR USD 3 Month + 0.50%), 3.29%, 01/15/21(a)		710	700,385
WEC Energy Group, Inc., 3.38%, 06/15/21		360	361,331

			12,429,248

Oil, Gas & Consumable Fuels — 2.7%
ABM Investama Tbk. PT, 7.13%, 08/01/22		3,000	2,718,750
Aker BP ASA, 5.88%, 03/31/25(b)		350	358,750
Andeavor Logistics LP, 6.25%, 10/15/22		292	299,300
Antero Midstream Partners LP, 5.38%, 09/15/24		1,295	1,269,100
Antero Resources Corp.:
5.38%, 11/01/21		675	678,409
5.13%, 12/01/22		822	820,972
5.63%, 06/01/23		785	783,038
5.00%, 03/01/25		3,126	3,016,590
Apache Corp., 3.25%, 04/15/22		597	591,192
Ascent Resources Utica Holdings LLC(b):
10.00%, 04/01/22		1,109	1,185,244
7.00%, 11/01/26		482	465,130
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		174	168,780
Blue Racer Midstream LLC, 6.13%, 11/15/22(b)		500	505,000

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets America, Inc.:
4.50%, 10/01/20	USD	825	$845,250
4.74%, 03/11/21		715	740,623
BP Capital Markets plc, 2.52%, 01/15/20		3,000	2,990,785
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		1,071	1,039,240
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.37%, 01/22/78(a)		8,825	7,677,750
California Resources Corp., 8.00%, 12/15/22(b)		4,702	3,793,950
Canadian Natural Resources Ltd., 2.95%, 01/15/23		1,090	1,065,115
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		2,472	2,441,100
8.25%, 07/15/25		461	474,830
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		3,114	3,413,722
5.88%, 03/31/25		4,312	4,542,520
5.13%, 06/30/27		7,107	7,178,070
Cheniere Energy Partners LP:
5.25%, 10/01/25		2,820	2,834,072
5.63%, 10/01/26(b)		3,643	3,651,597
Chesapeake Energy Corp.:
6.63%, 08/15/20		1,680	1,692,600
4.88%, 04/15/22		2,333	2,216,350
7.00%, 10/01/24		2,919	2,849,674
8.00%, 01/15/25		2,873	2,890,928
8.00%, 06/15/27		1,409	1,349,117
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42		5,000	5,424,897
CNX Resources Corp., 5.88%, 04/15/22		13,498	13,430,510
Comstock Escrow Corp., 9.75%, 08/15/26(b)		1,625	1,503,125
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		743	817,300
Continental Resources, Inc.:
5.00%, 09/15/22		1,199	1,204,940
4.50%, 04/15/23		2,248	2,290,040
4.38%, 01/15/28		600	596,945
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 13.25% PIK), 05/15/21(i)(l)	EUR	400	488,881
Covey Park Energy LLC, 7.50%, 05/15/25(b)	USD	2,413	2,232,025
Crestwood Midstream Partners LP:
6.25%, 04/01/23		570	574,987
5.75%, 04/01/25		350	343,105
CrownRock LP, 5.63%, 10/15/25(b)		4,112	3,947,520
CVR Refining LLC, 6.50%, 11/01/22		350	350,875
DCP Midstream Operating LP:
5.35%, 03/15/20(b)		350	355,250
4.75%, 09/30/21(b)		600	603,000
3.88%, 03/15/23		300	291,750
5.38%, 07/15/25		2,306	2,352,120
6.45%, 11/03/36(b)		1,148	1,156,610
6.75%, 09/15/37(b)		1,786	1,821,720
(LIBOR USD 3 Month + 3.85%), 5.85%, 05/21/43(a)(b)		375	322,500
DEA Finance SA, 7.50%, 10/15/22	EUR	600	721,098
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	1,429	1,403,992
Devon Energy Corp., 3.25%, 05/15/22		510	504,125
Diamondback Energy, Inc.:
4.75%, 11/01/24(b)		2,196	2,190,510
4.75%, 11/01/24		447	445,883
5.38%, 05/31/25		1,278	1,309,055
Enbridge Energy Partners LP, 4.38%, 10/15/20		1,010	1,027,070
Enbridge, Inc.:
2.90%, 07/15/22		810	792,814

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. (continued)
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(a)	USD	36,600	$34,954,063
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		32,950	31,209,790
Encana Corp., 3.90%, 11/15/21		890	896,402
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(j)(m)	EUR	200	231,006
Endeavor Energy Resources LP(b):
5.50%, 01/30/26	USD	2,514	2,620,845
5.75%, 01/30/28		1,101	1,169,812
Energy Transfer LP:
7.50%, 10/15/20		700	742,875
5.88%, 01/15/24		250	265,625
5.50%, 06/01/27		720	747,000
Energy Transfer Operating LP, 3.60%, 02/01/23		640	631,893
Energy Transfer Partners LP, 4.15%, 10/01/20		615	621,029
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,685	1,617,600
4.15%, 06/01/25		134	125,290
4.85%, 07/15/26		344	322,500
5.05%, 04/01/45		209	171,902
5.45%, 06/01/47		834	715,155
Enterprise Products Operating LLC:
2.55%, 10/15/19		1,000	998,152
3.50%, 02/01/22		3,400	3,432,833
EOG Resources, Inc., 2.45%, 04/01/20		1,100	1,093,793
EP Energy LLC:
9.38%, 05/01/20		55	43,725
9.38%, 05/01/24(b)		718	382,335
8.00%, 11/29/24(b)		395	316,000
7.75%, 05/15/26(b)		3,482	3,207,792
Eterna Capital Pte. Ltd., Series B, 0.00% (0.00% Cash or 8.00% PIK), 12/11/22(i)		6,136	5,182,770
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		375	346,875
5.63%, 02/01/26		2,363	1,937,660
Genesis Energy LP:
6.75%, 08/01/22		500	502,100
6.50%, 10/01/25		2,161	2,042,145
GNL Quintero SA, 4.63%, 07/31/29		10,344	10,292,280
Greenko Dutch BV, 5.25%, 07/24/24		2,925	2,723,906
Gulfport Energy Corp.:
6.63%, 05/01/23		772	764,762
6.00%, 10/15/24		860	808,400
6.38%, 05/15/25		410	388,475
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		1,219	1,206,810
Hilcorp Energy I LP(b):
5.00%, 12/01/24		100	95,000
5.75%, 10/01/25		550	534,875
6.25%, 11/01/28		355	346,125
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		1,177	1,118,150
Holly Energy Partners LP, 6.00%, 08/01/24(b)		350	352,625
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		400	350,000
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		156	150,540
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21		3,450	3,573,073
Kinder Morgan, Inc.:
3.05%, 12/01/19		785	785,155
3.15%, 01/15/23		300	295,399

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners LP, 4.25%, 02/01/21	USD	2,295	$2,333,586
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		194	192,060
Matador Resources Co., 5.88%, 09/15/26		2,279	2,270,454
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		4,337	4,477,953
MEG Energy Corp.(b):
6.38%, 01/30/23		550	486,750
7.00%, 03/31/24		750	661,875
6.50%, 01/15/25		2,699	2,651,767
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/26(b)		475	425,125
Murphy Oil Corp.:
4.00%, 06/01/22		400	391,267
4.45%, 12/01/22		350	344,007
6.88%, 08/15/24		400	419,891
5.75%, 08/15/25		465	466,674
Navios Maritime Acquisition Corp., 8.13%, 11/15/21(b)		400	302,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		1,093	1,056,111
Newfield Exploration Co.:
5.75%, 01/30/22		600	623,250
5.38%, 01/01/26		485	498,337
NGL Energy Partners LP:
5.13%, 07/15/19		980	980,000
7.50%, 11/01/23		550	557,040
NGPL PipeCo LLC(b):
4.38%, 08/15/22		1,833	1,848,287
4.88%, 08/15/27		2,414	2,389,860
7.77%, 12/15/37		1,627	1,939,612
NuStar Logistics LP, 5.63%, 04/28/27		400	388,000
Oasis Petroleum, Inc.:
6.88%, 03/15/22		732	730,170
6.88%, 01/15/23		270	267,638
6.25%, 05/01/26(b)		867	822,566
Occidental Petroleum Corp., Series 1, 4.10%, 02/01/21		1,005	1,029,548
Oil India International Pte. Ltd., 4.00%, 04/21/27		272	256,160
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(a)	EUR	950	1,106,177
Parkland Fuel Corp., 6.00%, 04/01/26(b)	USD	330	315,150
Parsley Energy LLC(b):
6.25%, 06/01/24		174	178,327
5.38%, 01/15/25		1,707	1,694,198
5.25%, 08/15/25		129	127,710
5.63%, 10/15/27		1,276	1,264,835
PBF Holding Co. LLC, 7.25%, 06/15/25		2,825	2,810,875
PDC Energy, Inc.:
6.13%, 09/15/24		162	158,083
5.75%, 05/15/26		1,219	1,142,812
Peabody Energy Corp., 6.38%, 03/31/25(b)		335	323,275
Petrobras Global Finance BV:
4.38%, 05/20/23		2,579	2,572,939
5.30%, 01/27/25		13,605	13,579,151
Pioneer Natural Resources Co.:
7.50%, 01/15/20		120	124,814
3.45%, 01/15/21		1,110	1,109,571
PTTEP Treasury Center Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(a)(j)		1,600	1,516,000

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Puma International Financing SA(b):
5.13%, 10/06/24	USD	350	$304,500
5.00%, 01/24/26		550	462,000
QEP Resources, Inc.:
6.88%, 03/01/21		226	233,955
5.38%, 10/01/22		1,452	1,428,115
5.25%, 05/01/23		2,021	1,955,439
5.63%, 03/01/26		3,742	3,592,320
Range Resources Corp.:
5.88%, 07/01/22		164	164,410
5.00%, 08/15/22		871	845,959
5.00%, 03/15/23		1,027	981,812
4.88%, 05/15/25		1,344	1,212,960
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)	EUR	500	595,784
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,225	1,484,134
Resolute Energy Corp., 8.50%, 05/01/20	USD	2,063	2,068,157
Rockies Express Pipeline LLC(b):
5.63%, 04/15/20		500	508,750
6.88%, 04/15/40		400	428,000
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21		2,300	2,380,486
Sable Permian Resources Land LLC, 13.00%, 11/30/20(b)		375	386,250
Sanchez Energy Corp.:
7.75%, 06/15/21		4,613	853,405
7.25%, 02/15/23(b)		588	495,390
Santos Finance Ltd., 4.13%, 09/14/27		3,135	2,829,582
Seven Generations Energy Ltd.(b):
6.75%, 05/01/23		73	74,482
6.88%, 06/30/23		333	335,497
5.38%, 09/30/25		1,316	1,269,677
SM Energy Co.:
6.13%, 11/15/22		476	477,190
5.00%, 01/15/24		1,569	1,482,689
5.63%, 06/01/25		2,712	2,589,960
6.75%, 09/15/26		516	508,337
6.63%, 01/15/27		322	313,944
Southern Star Central Corp., 5.13%, 07/15/22(b)		139	135,873
Southwestern Energy Co.:
6.20%, 01/23/25		2,827	2,742,190
7.50%, 04/01/26		2,380	2,445,450
7.75%, 10/01/27		2,822	2,906,660
SRC Energy, Inc., 6.25%, 12/01/25		400	355,000
Summit Midstream Holdings LLC, 5.75%, 04/15/25		314	294,375
Sunoco LP:
4.88%, 01/15/23		2,067	2,035,995
5.50%, 02/15/26		4,252	4,198,807
5.88%, 03/15/28		436	425,645
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		993	995,482
5.50%, 01/15/28		3,795	3,698,797
Targa Resources Partners LP:
4.13%, 11/15/19		750	750,000
5.25%, 05/01/23		500	500,625
4.25%, 11/15/23		1,330	1,286,775
6.75%, 03/15/24		400	416,000
5.13%, 02/01/25		1,459	1,433,467
5.88%, 04/15/26(b)		2,657	2,680,249

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP (continued)
5.38%, 02/01/27	USD	275	$265,375
6.50%, 07/15/27(b)		1,348	1,390,112
5.00%, 01/15/28		1,190	1,117,856
6.88%, 01/15/29(b)		3,164	3,292,395
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		1,334	1,303,985
5.00%, 01/31/28		1,269	1,178,584
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)		500	483,911
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		1,115	1,129,181
3.75%, 10/16/23		460	468,409
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(a)		48,379	47,227,580
Tullow Oil plc, 7.00%, 03/01/25		600	579,000
UGI International LLC, 3.25%, 11/01/25	EUR	550	645,998
W&T Offshore, Inc., 9.75%, 11/01/23(b)	USD	1,910	1,857,475
Whiting Petroleum Corp.:
5.75%, 03/15/21		600	600,000
6.63%, 01/15/26		1,727	1,692,460
Williams Cos., Inc. (The):
7.88%, 09/01/21		991	1,089,898
3.60%, 03/15/22		995	995,856
3.70%, 01/15/23		395	394,350
WPX Energy, Inc.:
6.00%, 01/15/22		176	178,640
8.25%, 08/01/23		941	1,046,863
5.25%, 09/15/24		1,067	1,050,995
Yancoal International Resources Development Co. Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(a)(j)		1,495	1,493,909
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		1,535	1,508,489

			420,754,537

Paper & Forest Products — 0.0%
Klabin Finance SA, 5.25%, 07/16/24(b)		1,400	1,407,000
Mercer International, Inc.:
6.50%, 02/01/24		374	377,882
7.38%, 01/15/25(b)		500	508,750
Norbord, Inc.(b):
5.38%, 12/01/20		1,857	1,870,927
6.25%, 04/15/23		173	175,163
Resolute Forest Products, Inc., 5.88%, 05/15/23		450	446,013
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	300	350,711
Smurfit Kappa Acquisitions ULC:
2.38%, 02/01/24		400	474,327
2.88%, 01/15/26		781	891,608

			6,502,381
Personal Products — 0.0%(b)
Avon International Operations, Inc., 7.88%, 08/15/22	USD	1,795	1,812,950
First Quality Finance Co., Inc., 4.63%, 05/15/21		400	398,000

			2,210,950

Pharmaceuticals — 0.4%
Allergan Finance LLC, 3.25%, 10/01/22		455	450,219
Allergan Funding SCS:
3.00%, 03/12/20		1,000	999,172
3.45%, 03/15/22		2,184	2,179,195
AstraZeneca plc, 2.38%, 11/16/20		3,800	3,756,821

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc.:
5.63%, 12/01/21(b)	USD	2,200	$2,202,750
6.50%, 03/15/22(b)		1,851	1,913,471
4.50%, 05/15/23	EUR	765	865,877
5.88%, 05/15/23(b)	USD	7,338	7,182,067
7.00%, 03/15/24(b)		4,870	5,116,422
6.13%, 04/15/25(b)		6,895	6,515,775
5.50%, 11/01/25(b)		5,953	5,915,794
9.00%, 12/15/25(b)		1,970	2,100,513
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24	EUR	240	285,327
Elanco Animal Health, Inc., 4.90%, 08/28/28(b)	USD	693	717,345
Endo Dac, 5.88%, 10/15/24(b)		1,880	1,842,400
Endo Finance LLC(b):
5.75%, 01/15/22		887	804,952
7.25%, 01/15/22		755	711,588
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	774	897,191
Rossini Sarl:
(EURIBOR 3 Month + 6.25%), 6.25%, 10/30/25(a)		400	462,419
6.75%, 10/30/25		1,817	2,126,532
Sanofi SA, 4.00%, 03/29/21	USD	700	714,908
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21		1,500	1,459,871
2.88%, 09/23/23		600	576,724
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21(b)		1,700	1,730,574
Valeant Pharmaceuticals International, Inc.(b):
9.25%, 04/01/26		800	860,000
8.50%, 01/31/27		3,236	3,381,620
Zoetis, Inc., 3.25%, 08/20/21		1,335	1,332,299

			57,101,826

Professional Services — 0.0%
IHS Markit Ltd.(b):
5.00%, 11/01/22		500	510,850
4.75%, 02/15/25		625	624,000
4.00%, 03/01/26		350	334,180
Intertrust Group BV, 3.38%, 11/15/25	EUR	1,411	1,613,609
Jaguar Holding Co. II, 6.38%, 08/01/23(b)	USD	3,777	3,758,115

			6,840,754

Real Estate Management & Development — 1.1%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	68	78,459
1.88%, 04/27/23		500	556,731
2.13%, 02/06/24		590	657,216
3.00%, 04/27/26		700	778,617
Agile Group Holdings Ltd.:
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.46%), 10.22%(a)(j)	USD	638	646,036
8.50%, 07/18/21		1,758	1,832,398
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(j)		1,058	944,265
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(a)	EUR	200	227,180
Alam Synergy Pte. Ltd., 11.50%, 04/22/21	USD	925	963,110
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		708	552,771
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(a)(j)		750	699,375
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(a)(j)	EUR	400	452,575

Security		Par (000)	Value

Real Estate Management & Development (continued)
Caiyun International Investment Ltd., 3.13%, 07/12/19	USD	1,500	$1,466,250
Central China Real Estate Ltd.:
7.33%, 01/27/20		970	972,425
6.88%, 10/23/20		3,500	3,473,750
China Aoyuan Group Ltd.:
7.50%, 05/10/21		4,400	4,422,000
7.95%, 09/07/21		4,755	4,850,100
8.50%, 01/23/22		1,365	1,385,475
China Evergrande Group:
7.00%, 03/23/20		5,060	5,008,818
6.25%, 06/28/21		702	657,216
4.25%, 02/14/23(m)	HKD	47,000	5,571,283
7.50%, 06/28/23	USD	2,500	2,248,963
8.75%, 06/28/25		2,791	2,470,035
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		895	912,900
7.45%, 04/17/21		3,000	2,998,145
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		2,800	2,793,000
6.88%, 04/23/21		1,757	1,757,000
5.50%, 01/23/22		2,100	1,979,250
Country Garden Holdings Co. Ltd., 7.25%, 04/04/21		789	799,024
Easy Tactic Ltd.:
7.00%, 04/25/21		800	790,240
8.88%, 09/27/21		1,800	1,838,953
9.13%, 07/28/22		1,355	1,382,100
Excel Capital Global Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(j)		4,000	3,990,000
Fantasia Holdings Group Co. Ltd.:
10.75%, 01/22/20		3,600	3,194,658
8.38%, 03/08/21		1,100	944,250
7.95%, 07/05/22		1,650	1,299,490
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		360	345,600
Future Land Development Holdings Ltd.:
5.00%, 02/16/20		1,025	1,012,203
6.50%, 09/12/20		1,900	1,890,500
7.50%, 01/22/21		1,500	1,509,375
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		3,000	3,075,000
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		1,800	1,584,000
Greenland Global Investment Ltd.:
6.75%, 05/22/19		650	650,000
(LIBOR USD 3 Month + 4.85%), 7.67%, 09/26/21(a)		3,600	3,487,500
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		1,388	1,377,590
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		637	633,592
Hunt Cos., Inc., 6.25%, 02/15/26(b)		540	486,000
Jababeka International BV:
6.50%, 10/05/23(b)		867	778,657
6.50%, 10/05/23		1,655	1,486,364
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		2,500	2,645,555
Jingrui Holdings Ltd., 9.45%, 04/23/21		1,200	1,095,000
Kaisa Group Holdings Ltd.:
8.50%, 06/30/22		1,832	1,505,657
9.38%, 06/30/24		300	231,385
Kennedy-Wilson, Inc., 5.88%, 04/01/24		1,485	1,452,033

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Logan Property Holdings Co. Ltd.:
8.75%, 12/12/20	USD	1,255	$1,286,375
6.88%, 04/24/21		2,000	1,980,000
Longfor Group Holdings Ltd., 4.50%, 01/16/28		1,525	1,399,187
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		1,296	1,163,646
New Metro Global Ltd., 6.50%, 04/23/21		2,500	2,475,000
Overseas Chinese Town Asia Holdings Ltd., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(a)(j)		6,035	5,886,237
Poly Real Estate Finance Ltd., 4.75%, 09/17/23		1,900	1,903,685
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		5,163	5,059,740
6.95%, 04/17/21		500	486,250
Realogy Group LLC(b):
4.50%, 04/15/19		647	647,000
5.25%, 12/01/21		320	319,878
4.88%, 06/01/23		500	451,250
Redco Group:
6.38%, 02/27/19		1,627	1,618,865
13.50%, 01/21/20		3,245	3,236,709
Residomo SRO, 3.38%, 10/15/24	EUR	805	919,284
RKPF Overseas 2019 A Ltd., 7.88%, 02/01/23	USD	775	775,000
Scenery Journey Ltd., 11.00%, 11/06/20		1,600	1,644,000
Shimao Property Holdings Ltd., 6.38%, 10/15/21		1,600	1,626,478
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(a)(j)(m)		1,000	993,889
Sinochem Offshore Capital Co. Ltd., 3.25%, 04/29/19		19,847	19,841,985
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27		209	201,163
Summit Germany Ltd., 2.00%, 01/31/25	EUR	273	292,094
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22	USD	680	701,410
Sunac China Holdings Ltd.:
8.63%, 07/27/20		672	685,440
6.88%, 08/08/20		2,500	2,491,563
8.38%, 01/15/21		1,105	1,124,608
Times China Holdings Ltd.:
6.25%, 01/23/20		2,207	2,190,448
6.25%, 01/17/21		1,720	1,689,659
5.75%, 04/26/22		289	269,343
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	500	626,190
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27	USD	1,485	1,381,050
VLL International, Inc.:
7.38%, 06/18/22		2,000	2,069,510
5.75%, 11/28/24		2,000	1,868,170
WeWork Cos., Inc., 7.88%, 05/01/25(b)		200	181,024
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		500	468,750
9.88%, 03/19/20		737	661,457
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23		6,600	6,550,137
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		762	750,570
7.90%, 05/11/21		3,000	3,044,325
8.63%, 01/23/22		1,500	1,530,000
Zhenro Properties Group Ltd.:
10.50%, 06/28/20		725	735,005
12.50%, 01/02/21		1,600	1,639,528

			175,705,971

Security		Par (000)	Value

Road & Rail — 0.2%
Ashtead Capital, Inc.(b):
5.63%, 10/01/24	USD	200	$205,000
5.25%, 08/01/26		780	786,825
Avis Budget Car Rental LLC, 5.50%, 04/01/23		500	497,500
Avis Budget Finance plc, 4.75%, 01/30/26	EUR	1,613	1,763,159
Avolon Holdings Funding Ltd.(b):
5.50%, 01/15/23	USD	350	356,667
5.13%, 10/01/23		600	609,120
CSX Corp., 3.70%, 10/30/20		450	454,610
EC Finance plc, 2.38%, 11/15/22	EUR	744	844,131
ERAC USA Finance LLC, 2.60%, 12/01/21(b)	USD	860	838,696
Europcar Mobility Group, 5.75%, 06/15/22	EUR	200	234,643
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	1,971	2,062,159
7.75%, 06/01/24		538	572,970
Hertz Corp. (The):
5.88%, 10/15/20		500	495,000
7.63%, 06/01/22(b)		5,245	5,220,348
6.25%, 10/15/22		600	543,000
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	1,106	1,249,496
Loxam SAS:
3.50%, 04/15/22		109	127,142
3.50%, 05/03/23		720	837,339
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28	USD	5,000	4,779,150
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21		130	128,375
5.25%, 08/15/22		1,210	1,228,513
4.50%, 03/15/23		705	691,781
5.50%, 02/15/24		885	898,275
Penske Truck Leasing Co. LP(b):
4.25%, 01/17/23		325	328,592
2.70%, 03/14/23		675	645,062
Ryder System, Inc.:
2.50%, 05/11/20		355	351,658
3.75%, 06/09/23		485	487,251
Union Pacific Corp., 4.00%, 02/01/21		1,582	1,613,949

			28,850,411

Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc., 2.95%, 01/12/21		2,000	1,989,906
Broadcom Corp.:
2.38%, 01/15/20		5,600	5,556,643
3.00%, 01/15/22		587	574,605
Entegris, Inc., 4.63%, 02/10/26(b)		780	756,600
Global A&T Electronics Ltd., 8.50%, 01/12/23		3,000	2,649,285
Lam Research Corp.:
2.75%, 03/15/20		1,000	997,156
2.80%, 06/15/21		695	689,033
Micron Technology, Inc., 5.50%, 02/01/25		835	846,763
NXP BV(b):
4.13%, 06/15/20		535	535,000
4.13%, 06/01/21		1,098	1,102,052
3.88%, 09/01/22		1,137	1,132,850
Qorvo, Inc., 5.50%, 07/15/26(b)		1,165	1,156,262
QUALCOMM, Inc.:
2.25%, 05/20/20		1,000	993,415
3.00%, 05/20/22		685	683,693
2.60%, 01/30/23		120	117,027
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		500	518,750

			20,299,040

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software — 0.4%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)	USD	180	$185,670
CA, Inc., 3.60%, 08/15/22		375	369,023
CDK Global, Inc.:
5.00%, 10/15/24		350	349,125
5.88%, 06/15/26		545	558,107
4.88%, 06/01/27		3,618	3,509,460
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		1,960	1,876,700
Fair Isaac Corp., 5.25%, 05/15/26(b)		225	226,125
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		3,676	3,942,510
Infor US, Inc.:
5.75%, 08/15/20(b)		325	329,810
6.50%, 05/15/22		11,504	11,705,320
Informatica LLC, 7.13%, 07/15/23(b)		3,155	3,162,887
j2 Cloud Services LLC, 6.00%, 07/15/25(b)		465	466,163
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		107	107,401
6.00%, 07/01/24		2,125	2,146,250
5.63%, 12/15/26		1,085	1,063,300
Open Text Corp.(b):
5.63%, 01/15/23		565	577,713
5.88%, 06/01/26		300	309,750
Oracle Corp.:
1.90%, 09/15/21		3,500	3,424,036
3.40%, 07/08/24		950	963,687
PTC, Inc., 6.00%, 05/15/24		1,036	1,073,555
RP Crown Parent LLC, 7.38%, 10/15/24(b)		1,070	1,088,725
Solera LLC, 10.50%, 03/01/24(b)		11,248	12,203,855
Symantec Corp.:
4.20%, 09/15/20		500	501,179
5.00%, 04/15/25(b)		1,431	1,424,226
TIBCO Software, Inc., 11.38%, 12/01/21(b)		5,090	5,357,225
Veritas US, Inc., 7.50%, 02/01/23(b)		365	321,200
VMware, Inc., 2.30%, 08/21/20		4,500	4,429,378

			61,672,380

Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		4,199	4,219,995
Baoxin Auto Finance I Ltd.:
7.90%, 02/09/20		860	856,775
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(a)(j)		2,935	2,631,800
Group 1 Automotive, Inc.:
5.00%, 06/01/22		275	272,594
5.25%, 12/15/23(b)		216	207,360
L Brands, Inc.:
6.63%, 04/01/21		850	890,375
5.63%, 02/15/22		750	762,188
5.63%, 10/15/23		325	322,793
5.25%, 02/01/28		1,035	908,213
6.88%, 11/01/35		2,005	1,719,287
6.75%, 07/01/36		369	311,805
Penske Automotive Group, Inc.:
5.75%, 10/01/22		350	355,250
5.50%, 05/15/26		320	312,800
Sally Holdings LLC, 5.63%, 12/01/25		3,020	2,942,990
Staples, Inc., 8.50%, 09/15/25(b)		2,987	2,867,520
Tendam Brands SA, 5.00%, 09/15/24	EUR	520	571,384

			20,153,129

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc., 2.25%, 02/23/21	USD	1,000	$992,045
Dell International LLC(b):
4.42%, 06/15/21		240	244,122
5.88%, 06/15/21		1,415	1,438,081
5.45%, 06/15/23		835	874,863
7.13%, 06/15/24		2,733	2,883,460
6.02%, 06/15/26		855	894,298
8.35%, 07/15/46		255	300,402
Dell, Inc., 5.88%, 06/15/19		375	380,625
EMC Corp.:
2.65%, 06/01/20		1,550	1,526,843
3.38%, 06/01/23		650	616,808
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20		1,300	1,308,080
3.50%, 10/05/21		165	166,337
NCR Corp.:
4.63%, 02/15/21		100	98,750
5.00%, 07/15/22		650	638,820
6.38%, 12/15/23		400	401,000
Western Digital Corp., 4.75%, 02/15/26		3,130	2,910,900
Xerox Corp.:
3.50%, 08/20/20		1,000	985,300
4.80%, 03/01/35		216	166,320

			16,827,054

Textiles, Apparel & Luxury Goods — 0.0%
Eagle Intermediate Global Holding BV, 7.50%, 05/01/25(b)		155	147,637
European TopSoho Sarl, 4.00%, 09/21/21(m)	EUR	400	425,219
Hanesbrands, Inc.(b):
4.63%, 05/15/24	USD	575	564,219
4.88%, 05/15/26		675	646,312
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		3,583	2,742,124
PVH Corp., 3.13%, 12/15/27	EUR	1,050	1,166,892
SMCP Group SAS, 5.88%, 05/01/23		135	159,879
Under Armour, Inc., 3.25%, 06/15/26	USD	400	353,970

			6,206,252

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.65%, 02/03/21		2,000	1,972,336
Bracken MidCo1 plc, 8.88% (8.88% Cash or 10.38% PIK), 10/15/23(i)	GBP	417	515,981
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	1,700	2,014,040
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	830	759,450
Jerrold Finco plc:
6.25%, 09/15/21	GBP	290	379,128
6.13%, 01/15/24		1,924	2,466,254
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	599	601,995
5.25%, 10/01/25		480	445,200
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		3,000	2,999,100
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		1,354	1,370,519
9.13%, 07/15/26		1,282	1,297,897
Nationstar Mortgage LLC, 6.50%, 07/01/21		375	374,062
Quicken Loans, Inc., 5.75%, 05/01/25(b)		825	796,125

			15,992,087

Tobacco — 0.1%
Altria Group, Inc., 2.63%, 01/14/20		3,750	3,735,865
BAT Capital Corp.:
2.30%, 08/14/20		1,115	1,099,887
2.76%, 08/15/22		1,200	1,166,451

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc., 2.00%, 02/21/20	USD	3,000	$2,974,129
Vector Group Ltd., 6.13%, 02/01/25(b)		2,950	2,584,938

			11,561,270

Trading Companies & Distributors — 0.2%
Air Lease Corp.:
2.50%, 03/01/21		2,490	2,433,323
2.63%, 07/01/22		1,030	988,875
Aircastle Ltd.:
6.25%, 12/01/19		100	102,151
5.13%, 03/15/21		475	486,901
5.50%, 02/15/22		250	256,892
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		540	523,821
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		545	546,695
6.50%, 10/01/25		825	792,000
HD Supply, Inc., 5.38%, 10/15/26(b)		9,882	9,931,410
Rexel SA, 3.50%, 06/15/23	EUR	877	1,028,910
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	1,937	1,959,372
5.75%, 11/15/24		1,752	1,795,800
5.50%, 07/15/25		1,090	1,103,625
4.63%, 10/15/25		2,576	2,471,672
5.88%, 09/15/26		3,279	3,328,185
5.50%, 05/15/27		3,595	3,542,154
4.88%, 01/15/28		1,180	1,119,525
WESCO Distribution, Inc., 5.38%, 12/15/21		200	201,500

			32,612,811

Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd.:
3.95%, 01/19/22(b)		2,000	1,971,887
4.00%, 07/30/27		892	815,553
CMHI Finance BVI Co. Ltd., 5.00%, 08/06/28		1,630	1,694,882
HPHT Finance 17 Ltd., 2.75%, 09/11/22		2,035	1,951,418
Royal Capital BV(j):
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.42%), 5.50%(a)		1,000	991,840
5.88%		1,014	936,510
(U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)		508	468,752

			8,830,842

Wireless Telecommunication Services — 0.6%
C&W Senior Financing DAC(b):
7.50%, 10/15/26		625	620,506
6.88%, 09/15/27		525	500,063
Digicel Group Two Ltd., 7.13% (7.13% Cash or 9.13% PIK), 04/01/24(b)(i)		556	243,621
Digicel Ltd., 6.00%, 04/15/21(b)		4,156	3,844,300
Hughes Satellite Systems Corp.:
6.50%, 06/15/19		732	739,598
7.63%, 06/15/21		945	1,001,700
5.25%, 08/01/26		2,377	2,275,977
6.63%, 08/01/26		1,235	1,188,688
Inmarsat Finance plc, 4.88%, 05/15/22(b)		1,316	1,273,230
SmarTone Finance Ltd., 3.88%, 04/08/23		8,350	8,302,280
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	2,375	2,855,298
4.75%, 07/30/25		783	929,767

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
SoftBank Group Corp. (continued)
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(j)	USD	4,300	$3,770,223
Sprint Communications, Inc.:
7.00%, 03/01/20(b)		3,495	3,595,481
7.00%, 08/15/20		700	726,250
6.00%, 11/15/22		1,300	1,314,625
Sprint Corp.:
7.25%, 09/15/21		1,050	1,102,500
7.88%, 09/15/23		8,982	9,543,375
7.13%, 06/15/24		10,839	11,089,652
7.63%, 02/15/25		2,339	2,444,956
7.63%, 03/01/26		6,368	6,614,760
Sprint Spectrum Co. LLC, 4.74%, 03/20/25(b)		590	589,262
Telefonica Europe BV(a)(j):
(EUR Swap Annual 5 Year + 3.81%), 4.20%	EUR	2,700	3,171,543
(EUR Swap Annual 6 Year + 3.80%), 5.00%		400	476,154
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	400	553,495
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	500	658,728
(EUR Swap Annual 5 Year + 3.86%), 3.75%		300	351,225
(EUR Swap Annual 5 Year + 2.33%), 2.63%		600	645,829
(EUR Swap Annual 10 Year + 4.30%), 5.88%		900	1,126,716
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	570	562,875
6.00%, 03/01/23		700	717,500
6.50%, 01/15/24		675	698,625
6.00%, 04/15/24		650	666,250
6.38%, 03/01/25		3,301	3,424,788
5.13%, 04/15/25		1,007	1,017,070
6.50%, 01/15/26		2,331	2,465,032
4.50%, 02/01/26		2,808	2,737,800
5.38%, 04/15/27		650	654,875
4.75%, 02/01/28		3,779	3,623,116
United States Cellular Corp., 6.70%, 12/15/33		199	204,970
Vodafone Group plc, 0.00%, 11/26/20(h)(m)	GBP	200	254,041
Wind Tre SpA:
2.63%, 01/20/23	EUR	330	340,315
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(a)		610	623,917
3.13%, 01/20/25		800	806,943
5.00%, 01/20/26(b)	USD	400	329,000

			90,676,919

Total Corporate Bonds — 26.4% (Cost: $4,121,754,159)			4,061,562,070

Equity-Linked Notes — 11.7%

Aerospace & Defense — 0.0%
Royal Bank of Canada (Textron, Inc.), 11.10%, 03/14/19(b)		85	4,506,081

Airlines — 0.2%
Nomura Bank International plc (Delta Air Lines, Inc.), 12.67%, 04/12/19		345	16,851,412
Nomura Bank International plc (United Continental Holdings, Inc.), 10.32%, 04/12/19		197	17,189,852
Toronto-Dominion Bank (The) (Alaska Air Group, Inc.), 14.87%, 04/12/19		47	3,009,614

			37,050,878

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components — 0.0%
Barclays Bank plc (Faurecia SA):
17.40%, 02/14/19	EUR	28	$1,235,919
17.30%, 02/15/19		28	1,237,227

			2,473,146

Automobiles — 0.2%
Societe Generale SA (General Motors Co.), 14.11%, 02/05/19	USD	895	31,912,614

Banks — 1.1%
Citigroup, Inc. (Bank of America Corp.), 12.20%, 04/15/19(b)		1,528	43,708,382
Nomura Bank International plc (Citigroup, Inc.), 13.26%, 04/12/19		703	44,111,816
Societe Generale SA (JPMorgan Chase & Co.), 11.31%, 04/12/19		423	43,558,409
Societe Generale SA (Wells Fargo & Co.), 12.32%, 04/12/19		902	43,907,862

			175,286,469

Beverages — 0.6%
Nomura Bank International plc (PepsiCo, Inc.), 10.75%, 02/15/19		398	44,346,415
Societe Generale SA (Molson Coors Brewing Co.), 13.18%, 02/12/19		79	4,875,586
UBS AG (Constellation Brands, Inc.), 11.10%, 03/22/19(b)		270	45,545,430

			94,767,431

Capital Markets — 0.3%
Citigroup, Inc. (Goldman Sachs Group, Inc. (The)), 13.41%, 04/15/19(b)		223	44,302,746

Chemicals — 0.2%
Merrill Lynch International & Co. (DowDuPont, Inc.), 12.27%, 02/01/19		518	30,685,896

Communications Equipment — 0.3%
UBS AG (Cisco Systems, Inc.), 12.40%, 02/11/19(b)		922	43,702,571

Consumer Finance — 0.1%
Royal Bank of Canada (Discover Financial Services), 11.64%, 04/23/19(b)		108	7,270,655

Diversified Telecommunication Services — 0.3%
Merrill Lynch International & Co. (Verizon Communications, Inc.), 9.80%, 04/24/19(b)		801	43,564,224

Electrical Equipment — 0.1%
Royal Bank of Canada (Rockwell Automation, Inc.), 12.57%, 04/24/19(b)		42	7,162,735

Electronic Equipment, Instruments & Components — 0.1%
Royal Bank of Canada (Corning, Inc.), 12.57%, 04/24/19(b)		214	7,192,607

Equity Real Estate Investment Trusts (REITs) — 0.3%
BNP Paribas SA (American Tower Corp.), 11.24%, 02/22/19(b)		155	25,915,477
Societe Generale SA (Host Hotels & Resorts, Inc.), 14.95%, 02/20/19		947	16,962,061

			42,877,538

Food & Staples Retailing — 0.1%
Societe Generale SA (Sysco Corp.), 11.53%, 02/05/19		247	15,768,308

Security		Par (000)	Value

Health Care Equipment & Supplies — 0.4%
Citigroup, Inc. (Danaher Corp.), 8.81%, 04/24/19(b)	USD	157	$16,973,059
Royal Bank of Canada (Abbott Laboratories), 9.10%, 04/12/19		592	43,188,584

			60,161,643

Hotels, Restaurants & Leisure — 0.8%
BNP Paribas SA (Starbucks Corp.), 9.95%, 04/17/19(b)		646	43,475,514
Credit Suisse AG (Darden Restaurants, Inc.), 14.65%, 03/14/19		72	7,487,286
Royal Bank of Canada (Domino’s Pizza, Inc.), 17.93%, 03/07/19(b)		68	17,725,971
UBS AG (McDonald’s Corp.), 8.90%, 04/24/19		239	43,235,827
UBS AG (Royal Caribbean Cruises Ltd.), 12.50%, 04/24/19		61	7,312,871

			119,237,469

Household Durables — 0.0%
Nomura Holdings, Inc. (DR Horton, Inc.), 12.01%, 04/24/19(b)		198	7,206,021

Interactive Media & Services — 0.0%
Societe Generale SA (TripAdvisor, Inc.), 15.48%, 02/12/19		113	6,535,386

IT Services — 0.7%
BNP Paribas SA (International Business Machines Corp.), 12.13%, 04/17/19(b)		322	43,167,006
Societe Generale SA (Cognizant Technology Solutions Corp.), 12.72%, 02/05/19		233	16,271,149
Toronto-Dominion Bank (The) (Mastercard, Inc.), 10.01%, 04/25/19		204	42,970,449

			102,408,604

Life Sciences Tools & Services — 0.3%
UBS AG (Thermo Fisher Scientific, Inc.), 10.60%, 04/24/19		178	43,624,378

Machinery — 0.3%
Royal Bank of Canada (Caterpillar, Inc.), 14.63%, 04/18/19		327	43,383,263
UBS AG (Ingersoll-Rand plc), 10.80%, 04/24/19		73	7,342,932
UBS AG (Westrock Co.), 13.40%, 04/25/19		74	3,000,599

			53,726,794

Metals & Mining — 0.1%
Societe Generale SA (BHP Group Ltd.), 11.81%, 02/15/19	GBP	775	17,132,956

Multiline Retail — 0.2%
Goldman Sachs International (Macy’s, Inc.):
32.84%, 02/13/19	USD	654	17,456,356
32.22%, 02/14/19		654	17,462,797

			34,919,153

Oil, Gas & Consumable Fuels — 0.9%
Goldman Sachs International (ConocoPhillips), 14.41%, 04/25/19(b)		445	30,080,212
Goldman Sachs International (Valero Energy Corp.), 14.36%, 04/25/19(b)		344	30,134,919
Merrill Lynch International & Co. (Williams Cos., Inc. (The)), 16.48%, 02/07/19		1,185	31,593,234
Royal Bank of Canada (Exxon Mobil Corp.), 10.21%, 02/01/19(b)		532	38,472,040

			130,280,405

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Personal Products — 0.2%
Royal Bank of Canada (Estee Lauder Cos, Inc. (The)), 11.88%, 02/01/19(b)	USD	215	$28,841,793

Pharmaceuticals — 0.9%
Nomura Bank International plc (Bristol-Myers Squibb Co.), 19.49%, 04/17/19(b)		885	43,408,822
Royal Bank of Canada (Pfizer, Inc.), 9.82%, 04/24/19(b)		1,060	44,486,089
Societe Generale SA (Eli Lilly & Co.), 10.70%, 02/12/19		365	43,729,159

			131,624,070

Road & Rail — 0.7%(b)
BNP Paribas SA (Norfolk Southern Corp.), 12.77%, 04/17/19		100	16,726,907
Citigroup, Inc. (CSX Corp.), 10.96%, 04/12/19		686	44,635,740
UBS AG (Union Pacific Corp.), 10.60%, 03/14/19		267	42,637,036

			103,999,683

Semiconductors & Semiconductor Equipment — 0.3%
Royal Bank of Canada (Intel Corp.), 14.28%, 04/23/19(b)		927	43,654,264

Software — 0.7%
BNP Paribas SA (salesforce.com, Inc.), 15.38%, 02/22/19(b)		295	44,602,830
Royal Bank of Canada (Intuit, Inc.), 11.36%, 02/15/19(b)		123	26,259,108
Toronto-Dominion Bank (The) (Microsoft Corp.), 11.28%, 04/25/19		412	42,996,927

			113,858,865

Specialty Retail — 0.1%
Credit Suisse AG (O’Reilly Automotive, Inc.), 14.45%, 02/05/19		48	16,697,148

Technology Hardware, Storage & Peripherals — 0.3%
Royal Bank of Canada (Apple, Inc.), 12.53%, 04/24/19(b)		264	43,634,759

Textiles, Apparel & Luxury Goods — 0.8%
Barclays Bank plc (Kering SA), 13.95%, 02/08/19	EUR	62	31,034,389
Barclays Bank plc (Moncler SpA), 11.20%, 02/22/19		121	4,557,902
Credit Suisse AG (Lululemon Athletica, Inc.), 17.75%, 03/21/19	USD	243	33,286,919
Societe Generale SA (NIKE, Inc.), 14.11%, 03/21/19		582	45,405,336
UBS AG (Tapestry, Inc.), 14.40%, 02/01/19(b)		356	13,681,398

			127,965,944

Trading Companies & Distributors — 0.1%
BNP Paribas SA (United Rentals, Inc.), 17.61%, 04/17/19(b)		130	16,366,377

Total Equity-Linked Notes — 11.7% (Cost: $1,779,447,126)			1,790,399,611

Floating Rate Loan Interests — 6.3%(l)

Aerospace & Defense — 0.1%
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.27%, 11/30/25(d)		1,423	1,426,558
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/07/22		627	624,637

Security		Par (000)	Value

Aerospace & Defense (continued)
Standardaero Holding, Inc., Term Loan(n):
12/30/24	USD	1,843	$1,834,732
01/23/26		3,427	3,412,601
Transdigm, Inc., Term Loan F, (LIBOR USD 1 Month + 2.50%), 5.00%, 06/09/23		4,989	4,878,569

			12,177,097

Air Freight & Logistics — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.50%, 01/15/25		2,362	2,335,857

Auto Components — 0.0%
Caliber Collision Centers, Inc., Term Loan, 01/23/26(n)		1,783	1,778,543

Automobiles — 0.0%
CH Hold Corp., Term Loan B, (LIBOR USD 3 Month + 2.00%), 7.50%, 02/01/24		1,426	1,421,010

Beverages — 0.0%
Jacobs Douwe Egberts, Term Loan, (LIBOR USD 3 Month + 2.00%), 4.56%, 11/01/25		954	941,240

Building Products — 0.0%
CPG International, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 6.63%, 05/05/24		2,147	2,072,101
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.06%, 12/19/23		1,963	1,939,014

			4,011,115

Capital Markets — 0.0%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/13/25		645	621,068
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 12/27/22		1,389	1,369,088
RPI Finance Trust, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/27/23		2,908	2,876,188

			4,866,344

Chemicals — 0.2%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.80%, 01/31/24		1,874	1,815,034
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 8.05%, 08/12/22(d)		2,169	2,147,300
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.55%, 06/01/24		5,122	5,019,364
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 04/03/25		2,927	2,872,017
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 06/28/24		807	797,273
Invictus Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/28/25		1,929	1,896,155
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 11/07/24		1,355	1,309,039
Messer Industries LLC, Term Loan, 10/01/25(n)		5,154	5,038,035
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.06%, 10/14/24		4,238	4,179,661
PQ Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 5.24%, 02/08/25		1,868	1,817,088
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 10/01/25		2,276	2,223,379

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/23/25	USD	1,390	$1,307,342

			30,421,687

Commercial Services & Supplies — 0.2%
Access CIG LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.46%, 02/27/25		630	622,263
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.66%, 11/10/23		3,457	3,415,043
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(n)		5,349	5,118,600
Camelot Group LLC, Term Loan B, 10/03/23(n)		3,947	3,914,895
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.99%, 11/01/24		1,653	1,603,706
Cast & Crew Payroll LLC, Term Loan(n):
01/16/26		954	952,180
01/16/26		1,311	1,309,627
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.55%, 05/30/25		796	680,580
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 05/30/25		3,390	3,266,152
Information Resources, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 11/07/25		1,196	1,173,874
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 5.31%, 03/09/23		1,043	1,031,913
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 05/02/22		4,350	4,284,664
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 11/08/23		1,190	1,182,581
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 05/01/24		3,241	3,177,004
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%), 6.00% , 10/10/24		1,194	1,081,561
(LIBOR USD 1 Month + 4.00%), 6.50% , 10/10/24		2,945	2,696,563

			35,511,206

Communications Equipment — 0.0%
Avaya, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.76%, 12/15/24		3,020	2,966,659
Ciena Corp., Term Loan B1, 09/26/25(n)		1,351	1,340,786

			4,307,445

Construction & Engineering — 0.0%
AECOM Ltd., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 02/21/25		791	772,688
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.55%, 04/01/25		584	555,086
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/23/25		1,725	1,634,858

			2,962,632

Construction Materials — 0.2%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 10/31/23		4,256	4,147,735
GYP Holdings III Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/01/25		693	662,935
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.71% - 5.74%, 08/01/24		3,927	3,874,718

Security		Par (000)	Value

Construction Materials (continued)
Plaskolite, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.76%, 12/12/25	USD	597	$595,012
Tower 46 Office, Term Loan, (LIBOR USD 1 Month + 2.13%), 4.64%, 11/01/23(d)		20,123	20,122,936

			29,403,336

Containers & Packaging — 0.1%
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.00%), 4.52%, 10/01/22		4,743	4,692,391
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 6.03%, 04/03/24		4,866	4,686,495
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 05/16/24		1,675	1,610,668
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.51%, 12/29/23		1,798	1,741,033
Flex Acquisition Co., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 06/30/25		2,095	2,033,400
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/05/23		3,988	3,928,182

			18,692,169

Distributors — 0.0%
Avantor, Inc., Term Loan, (LIBOR USD 3 Month + 3.75%), 6.57%, 11/21/24		4,318	4,299,840

Diversified Consumer Services — 0.2%
AlixPartners LLP, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 04/04/24		3,129	3,087,205
Allied Universal Holdco LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.25% , 07/28/22		1,446	1,378,608
(LIBOR USD 1 Month + 8.50%), 11.00% , 07/28/23		400	379,138
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 11/07/23		5,705	5,598,318
Brightview Landscapes LLC, 1st Lien Term Loan B, 08/08/25(d)(n)		2,062	2,036,599
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/20/24		2,019	1,969,010
Research Now, Inc., Term Loan, (LIBOR USD 1 Month + 5.50%), 8.00%, 12/07/24		1,579	1,563,259
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.03%, 11/14/22		3,433	3,347,442
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/06/24(d)		1,803	1,708,589
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.51%, 04/13/23(d)		267	267,292
Weight Watchers International, Inc., Term Loan B, 11/29/24(n)		3,738	3,715,092

			25,050,552

Diversified Financial Services — 0.3%
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 08/15/25		1,063	1,036,752
Edelman Financial Center LLC (The), 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.04%, 07/21/25		1,010	999,476
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.55%, 07/12/25		1,963	1,918,911
Lstar 18-1 Securities Financing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.65%, 04/01/21(d)		21,976	21,898,912

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 09/06/25	USD	1,448	$1,397,069
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/23/25		2,170	2,118,528
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 12/20/24		7,019	6,884,789
WP CPP Holdings, Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.26% - 6.51%, 03/16/25		768	754,057
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.01%, 04/15/25		2,970	2,869,153

			39,877,647

Diversified Telecommunication Services — 0.2%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/26		4,311	3,991,255
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.23%, 07/15/25		644	597,285
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.51%, 08/14/26		4,787	4,508,351
CenturyLink, Inc., Term Loan:
(LIBOR USD 1 Month + 2.75%), 5.25%, 11/01/22		2,289	2,240,856
(LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/25		7,415	7,079,051
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/31/21		1,085	1,051,861
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/22/24		10,007	9,819,607
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/15/24		2,475	2,436,023
Numericable US LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.20%, 01/31/26		3,226	3,014,171
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 2.50%), 5.31%, 11/17/23		1,977	1,936,299

			36,674,759

Electric Utilities — 0.0%
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 01/15/25		1,269	1,240,446
Compass Power Generation LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/20/24		1,498	1,491,780
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.50% - 4.51%, 12/31/25		2,684	2,630,802

			5,363,028

Electrical Equipment — 0.1%
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 09/07/23		4,965	4,892,782
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 02/12/25(d)		2,233	2,190,886

			7,083,668

Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 08/17/23		3,312	3,293,395

Security		Par (000)	Value

Energy Equipment & Services — 0.0%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.50%, 05/12/25	USD	4,492	$4,298,152
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.93%, 07/13/20(d)		916	874,799

			5,172,951

Entertainment — 0.0%
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 02/15/24		2,440	2,400,792
William Morris Endeavor Entertainment LLC, Term Loan B, 05/18/25(n)		4,131	3,878,803

			6,279,595

Equity Real Estate Investment Trusts (REITs) — 0.1%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 03/25/24		944	917,334
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/31/22		3,826	3,748,925
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/22/24		2,245	2,181,164

			6,847,423

Food & Staples Retailing — 0.1%
Albertson’s LLC, Term Loan B7, (LIBOR USD 1 Month + 3.00%), 5.50%, 10/29/25		2,043	1,996,740
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 6.19%, 05/23/25		1,387	1,332,184
H-Food Incremental, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 05/23/25		1,309	1,269,730
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 06/27/23		3,910	3,841,499

			8,440,153

Food Products — 0.2%
8th Avenue Food & Provisions, Inc. Term Loan, (LIBOR USD 1 Month + 3.75%), 6.26%, 10/01/25		802	799,995
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/31/25(d)		846	826,721
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 10/10/23		2,231	2,133,845
Hostess Brands LLC, Term Loan, 08/03/22(n)		4,618	4,452,348
JBS USA Lux SA, Term Loan, (LIBOR USD 3 Month + 2.50%), 5.00% - 5.30%, 10/30/22		9,026	8,925,811
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 05/15/24		515	499,871
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.52%, 05/24/24		1,925	1,898,206
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 08/28/24		4,617	4,123,099

			23,659,896

Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 06/30/25		1,984	1,919,161

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.87%, 06/08/20		12,994	12,963,465
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.80%, 06/15/21(d)		2,497	2,481,454
Tecostar Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.02%, 05/01/24		313	308,361

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 6 Month + 0.00%), 5.56%, 10/18/25(d)	USD	911	$905,306

			16,658,586

Health Care Providers & Services — 0.3%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 06/30/25		1,109	1,100,638
Auris Luxembourg III SARL, Term Loan B7, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/17/22		3,251	3,230,521
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50% - 5.74%, 06/07/23		7,713	7,628,561
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 9.02%, 07/25/23		1,950	1,936,993
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.27%, 06/01/22		2,428	2,405,250
DaVita Healthcare, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/24/21		2,978	2,962,518
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 05/31/25		1,241	1,211,956
Dentalcorp Perfect Smile ULC, Delayed Draw Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00% - 6.25%, 05/31/25		229	223,257
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 12/20/24(d)		954	944,386
Envision Healthcare Corp., Term Loan, 10/10/25(n)		3,257	3,063,209
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 1 Month + 7.00%), 9.50%, 07/02/26		344	347,541
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.25%, 07/02/25(d)		1,519	1,507,672
HC Group Holdings III, Inc.,Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.25%, 04/07/22(d)		1,258	1,235,739
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 03/13/25		1,370	1,364,021
Lifescan Global Corp., Term Loan U, (LIBOR USD 3 Month + 6.00%), 8.80%, 10/01/24		360	344,927
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(n)		3,955	3,822,821
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 10/20/22		2,439	2,347,270
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(n)		6,565	6,343,714
ScribeAmerica Intermediate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 7.01%, 04/03/25		1,885	1,864,042
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 06/27/25		966	949,846
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 9.25%, 06/26/26		527	519,095
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/06/24(d)		2,134	1,915,077
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/13/23		640	633,877
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 12/02/24		931	895,507

			48,798,438

Security		Par (000)	Value

Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/01/24	USD	4,943	$4,834,060
Goodrx, Inc., Term Loan, 10/10/25(n)		722	709,668
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.80%, 03/07/24		2,095	2,075,506
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 10/23/23		2,221	2,181,407

			9,800,641

Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 02/16/24		8,027	7,886,040
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.53%, 10/19/24		1,667	1,634,927
Boyd Gaming Corp., Term Loan B, 09/15/23(n)		2,685	2,646,191
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 12/23/24		4,279	4,215,547
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 08/06/21		1,038	1,025,378
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 02/12/21		643	614,187
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/18/24		2,977	2,919,140
Eldorado Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.81%, 04/17/24		395	389,818
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.50%, 11/30/23		338	332,254
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 5.00%, 03/15/24		1,201	1,184,412
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 4.26%, 10/25/23		2,769	2,736,751
IRB Holding Corp., Term Loan B, 02/05/25(n)		4,087	3,973,627
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.26%, 04/03/25		2,993	2,963,015
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.79%, 12/16/24		1,482	1,464,690
Marriott Ownership Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 08/29/25		1,737	1,722,895
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.41%, 03/21/25		8,750	8,603,233
Penn National Gaming, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 10/15/25		850	838,134
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 04/29/24		2,668	2,571,577
Scientific Games International, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 08/14/24		2,739	2,652,410
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.30%, 07/10/25		7,673	7,592,154
Station Casinos LLC,Term Loan B, 06/08/23(n)		1,900	1,874,826
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.25%, 05/30/25		2,499	2,454,560

			62,295,766

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables — 0.0%
Serta Simmons Bedding LLC, Term Loan:
6.01%, 11/08/23(n)	USD	1,313	$1,116,048
(LIBOR USD 1 Month + 8.00%), 10.51% , 11/08/24		738	519,760

			1,635,808

Household Products — 0.0%
Energizer Holdings, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.76%, 06/20/25		985	977,613
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 01/26/24		1,879	1,850,642
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/16/24		648	637,643

			3,465,898

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 3 Month + 2.50%), 5.31%, 01/15/24		2,583	2,534,586
NRG Energy, Inc.,Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 06/30/23		2,050	2,013,874

			4,548,460

Industrial Conglomerates — 0.1%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 08/18/24		3,682	3,584,712
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/29/25		5,910	5,853,716
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.75% - 6.05%, 02/21/25		1,861	1,775,449
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.52%, 03/14/25		1,577	1,563,276
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.71%, 11/30/23		6,819	6,324,979

			19,102,132

Insurance — 0.2%
Achilles Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.50%, 10/03/25		1,030	1,018,412
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 5.26%, 05/09/25		3,324	3,192,275
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25% - 5.27%, 01/25/24		3,669	3,590,268
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 10/22/24		1,850	1,787,940
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/03/23		3,479	3,420,644
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 9.00%, 08/04/25		3,096	3,111,480
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 11/03/24		4,219	4,148,473
HUB International Ltd., Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.38% - 5.51%, 04/25/25		2,244	2,160,281
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/31/25		5,780	5,625,847
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.80%, 05/16/24		2,312	2,213,968

			30,269,588

IT Services — 0.6%
Applied Systems, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 09/19/24		2,998	2,921,970

Security		Par (000)	Value

IT Services (continued)
Boxer Parent Co., Inc., Term Loan B, 10/02/25(n)	USD	4,963	$4,840,712
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 04/29/24		2,034	1,978,089
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 11/27/24		1,106	1,100,470
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.52%, 04/26/24		11,345	11,298,768
GoDaddy, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 02/15/24		3,353	3,307,895
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.66% - 5.75%, 12/01/23		2,232	2,176,541
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 6.00% - 6.30%, 05/23/25		3,219	3,168,769
Mitchell International, Inc., 1st Lien Term Loan, 11/29/24(n)		5,561	5,322,338
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.75%, 12/01/25		1,727	1,684,363
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.99%, 08/01/25		1,564	1,350,905
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 6.31%, 08/01/24		1,664	1,501,704
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.63%, 11/03/23		2,532	2,344,368
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 05/24/25		980	941,284
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 02/22/24		2,440	2,405,711
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/03/23		2,532	2,476,855
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 6.05%, 09/30/22		3,182	3,111,434
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		2,333	2,283,695
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		6,065	5,937,457
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.75%, 07/08/22		1,740	1,722,914
SS&C Technologies, Inc., 1st Lien Term Loan B5, (LIBOR USD 1 Month + 2.25%), 4.75%, 04/16/25		3,072	3,011,578
TKC Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 02/01/23		1,394	1,347,564
Trans Union LLC, 1st Lien Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.50%, 06/19/25		1,053	1,038,046
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/10/23		5,802	5,720,491
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 7.00%, 08/27/25		7,237	7,167,853
Web.com Group, Inc., Term Loan, 10/10/25(n)		792	763,908
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.75%, 06/30/23		4,533	4,459,638
Worldpay LLC, Term Loan, 08/09/24(n)		2,027	2,012,973

			87,398,293

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.75%, 08/30/24	USD	951	$921,883

Machinery — 0.1%
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.80%, 05/18/24		1,015	995,772
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 07/30/24		952	945,221
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 04/01/24		2,559	2,502,186
Hayward Industries, Inc., Term Loan, 08/05/24(n)		1,316	1,284,239
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 6.00%, 03/12/25		947	944,119
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 03/28/25		3,309	3,112,162
WELBILT, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 10/11/25		1,070	1,044,295

			10,827,994

Media — 0.4%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 07/12/24		1,270	1,244,399
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 07/17/25		3,107	3,004,621
Charter Communications Operating LLC, Term Loan, 03/31/23(n)		2,847	2,788,958
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/30/25		15,766	15,536,943
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 5.01%, 01/25/26		2,169	2,116,197
Gray Television, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.01%, 11/02/25		1,982	1,953,102
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 01/02/24		2,326	2,353,376
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90% - 5.75%, 12/01/23(d)		2,072	2,051,743
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.75%, 03/24/25		1,562	1,533,496
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 5.25%, 01/31/25		1,561	1,550,247
Nielsen Finance LLC, Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.51%, 10/04/23		1,172	1,150,957
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 02/01/24		1,454	1,410,113
Telenet Financing LLC, Term Loan, 08/15/26(n)		5,399	5,247,983
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.50%, 09/28/23		4,208	4,139,876
Tribune Media Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.50%, 01/26/24		4,773	4,742,968
Unitymedia Finance LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%), 4.51% , 06/01/23		1,349	1,326,242
(LIBOR USD 1 Month + 2.25%), 4.76% , 01/15/26		505	496,668

Security		Par (000)	Value

Media (continued)
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.76%, 09/30/25	USD	3,465	$3,408,139
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 5.25%, 03/15/24		1,091	1,013,697
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.01%, 01/15/26		4,914	4,819,504

			61,889,229

Metals & Mining — 0.0%
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 7.00%, 07/31/25		1,070	1,056,255
Preferred Proppants LLC, Term Loan, (LIBOR USD 3 Month + 7.75%), 10.55%, 07/27/20(d)		881	132,079

			1,188,334

Mortgage Real Estate Investment Trusts (REITs) — 0.2%(d)
Chimera Special Holding LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 0.00%, 10/06/19		17,983	17,982,694
Starwood Austin, Term Loan, (LIBOR USD 1 Month + 1.55%), 3.80%, 11/01/24		18,000	18,000,000

			35,982,694

Multiline Retail — 0.1%
Academy Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.51%, 07/01/22		2,548	1,748,817
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 6.53%, 07/09/19		266	251,324
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 08/18/23		1,980	1,912,130
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 09/30/22		2,252	2,198,262
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 08/16/23		1,814	1,760,863
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.76%, 10/25/20		1,241	1,097,555

			8,968,951

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.71%, 11/28/24		902	813,823
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 12/08/23		1,334	1,283,783

			2,097,606

Oil, Gas & Consumable Fuels — 0.1%
BCP Raptor II LLC, Term Loan, (LIBOR USD 3 Month + 4.75%), 7.37%, 10/22/25		1,440	1,368,000
BCP Raptor LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.25%), 6.87%, 06/24/24		1,024	975,493
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.87% , 12/31/21		2,765	2,885,969
(LIBOR USD 1 Month + 4.75%), 7.25% , 12/31/22		2,602	2,545,614
CNX Resources Corp., Term Loan, (LIBOR USD 3 Month + 5.00%), 8.50% - 10.50%, 11/28/22		1,054	1,061,374
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 12/13/25		2,068	2,045,769
EURO Garages Ltd., Term Loan B, 02/07/25(n)		5,884	5,671,749

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Lucid Energy Group II Borrower LLC, Term Loan, 02/17/25(n)	USD	697	$653,456
MEG Energy Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 6.00%, 12/31/23		557	552,519

			17,759,943

Pharmaceuticals — 0.3%
Akorn, Inc., Term Loan, 04/16/21(n)		2,386	1,912,649
Alphabet Holding Co., Inc., Term Loan, (LIBOR USD 1 Month + 7.75%), 6.00%, 09/26/25		2,833	2,271,111
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 6.00%, 03/21/25		4,218	4,173,870
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.51%, 06/02/25		10,142	10,024,647
Catalent Pharma Dollar, Inc., 1st Lien Term Loan B, 05/20/24(n)		2,416	2,397,128
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.75%, 04/29/24		2,411	2,384,942
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.66%, 01/31/25		6,396	6,305,759
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 08/18/22		7,001	6,852,173
National Veterinary Associates, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/02/25		1,671	1,596,242

			37,918,521

Professional Services — 0.0%
ON Assignment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 04/02/25		1,040	1,024,730

Real Estate Development & Management — 0.0%
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.50%, 08/30/23		4,742	4,650,601

Real Estate Management & Development — 0.7%
Forest City, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.51%, 12/31/25		1,995	1,991,668
Houston Center, Term Loan, 12/09/22(d)(n)		46,000	46,000,000
Moffett Towers, Term Loan, 06/09/21(d)(n)		28,770	28,697,990
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.76%, 02/08/25		1,770	1,720,845
Riata Corp. Park, Term Loan, (LIBOR USD 1 Month + 5.30%), 6.78%, 06/09/22(d)		20,000	20,000,000

			98,410,503

Road & Rail — 0.0%
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 8.30%, 08/18/22		652	638,285

Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.50%, 05/29/25		4,865	4,779,804
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 03/31/23		932	919,022
Versum Materials, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.80%, 09/29/23		1,046	1,042,003

			6,740,829

Software — 0.3%
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.38%, 09/29/23		1,761	1,645,007

Security		Par (000)	Value

Software (continued)
Financial & Risk US Holdings, Inc., Term Loan, 10/01/25(n)	USD	9,989	$9,583,247
Infor US, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.25%, 02/01/22		6,453	6,408,963
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.75%, 08/05/22		2,900	2,889,595
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.74%, 11/01/23		4,408	4,316,108
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.25%, 09/30/24		3,418	3,395,888
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.99%, 07/31/25		1,012	986,073
Solar Winds Holdings, Inc., Term Loan B, 02/05/24(n)		5,316	5,178,395
TIBCO Software, Inc., Term Loan, 12/04/20(n)		5,245	5,190,135

			39,593,411

Specialty Retail — 0.0%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.99%, 11/07/24(d)		1,589	1,567,102
Belron Finance US LLC, Term Loan B1, (LIBOR USD 3 Month + 2.50%), 5.11%, 11/06/25		1,344	1,325,520
National Vision, Inc, Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 11/20/24		263	261,065
Optiv, Inc., Term Loan, 02/01/24(n)		1,637	1,514,278
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.51%, 09/12/24		1,021	1,002,156

			5,670,121

Technology Hardware, Storage & Peripherals — 0.0%(n)
Misys Ltd., 1st Lien Term Loan, 06/13/24		1,577	1,511,248
Western Digital Corp., 1st Lien Term Loan B, 04/29/23		3,000	2,925,000

			4,436,248

Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.77%, 01/02/25		1,431	1,388,822
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/17/23		8,999	8,888,291
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 0.00%, 06/09/23		332	330,806
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 4.25%, 10/31/25		396	393,747

			11,001,666

Water Utilities — 0.0%
Culligan NewCo Ltd., 1st Lien Term Loan B, 12/13/23(d)(n)		1,150	1,089,938

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.96%, 05/27/24		2,160	1,977,943
SBA Senior Finance II LLC, 2nd Lien Term Loan B, 04/06/25(n)		2,000	1,961,660
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 5.00%, 02/02/24		2,658	2,594,489

			6,534,092

Total Floating Rate Loan Interests — 6.3% (Cost: $981,418,628)			964,110,938

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Agency Obligations — 0.6%

Argentina — 0.0%
YPF SA:
8.75%, 04/04/24(b)	USD	4,770	$4,785,264
8.75%, 04/04/24		340	341,088

			5,126,352

Chile — 0.1%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 01/25/47(b)		6,730	6,769,236

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	1,800	1,890,307
China Minmetals Corp., (U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(j)	USD	520	488,605
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		1,100	990,000
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		432	414,313
Yunnan Provincial Investment Holdings Group Co. Ltd., 3.38%, 04/01/19		434	430,035

			4,213,260

India — 0.1%
NTPC Ltd., 5.63%, 07/14/21		2,590	2,694,571
Power Finance Corp. Ltd., 3.75%, 12/06/27		5,797	5,052,570
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		6,553	6,318,894

			14,066,035

Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	14,820,000	1,002,107
Perusahaan Listrik Negara PT, 6.15%, 05/21/48	USD	2,900	3,113,875
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24		2,300	2,334,500
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	13,240,000	894,227

			7,344,709

Mexico — 0.1%
Petroleos Mexicanos:
6.00%, 03/05/20	USD	1,425	1,442,812
5.50%, 01/21/21		17,816	17,913,988
3.50%, 01/30/23		2,090	1,920,710

			21,277,510

Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)		8,333	8,527,159

South Africa — 0.1%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28(b)		12,887	13,176,957

South Korea — 0.0%
Export-Import Bank of Korea, 3.00%, 11/01/22		3,700	3,657,784

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19		3,500	3,440,728

Total Foreign Agency Obligations — 0.6% (Cost: $89,597,941)			87,599,730

Security		Par (000)	Value

Foreign Government Obligations — 2.9%

Argentina — 0.1%
Republic of Argentina:
8.00%, 10/08/20	USD	141	$139,600
6.88%, 04/22/21		16,908	16,130,232
5.63%, 01/26/22		5,026	4,556,069
8.75%, 05/07/24		319	309,215

			21,135,116

Brazil — 0.1%
Federative Republic of Brazil, 4.88%, 01/22/21		12,256	12,611,424

Chile — 0.3%
Republic of Chile:
2.25%, 10/30/22		3,250	3,159,000
3.13%, 03/27/25		13,600	13,450,400
3.24%, 02/06/28		23,980	23,524,380

			40,133,780

Colombia — 0.4%
Republic of Colombia:
4.00%, 02/26/24		16,600	16,799,200
8.13%, 05/21/24		5,000	5,962,500
4.50%, 01/28/26		12,870	13,268,970
3.88%, 04/25/27		8,585	8,481,980
4.50%, 03/15/29		12,272	12,560,392

			57,073,042

Croatia — 0.1%
Republic of Croatia, 6.63%, 07/14/20		7,384	7,688,590

Egypt — 0.2%
Arab Republic of Egypt:
5.75%, 04/29/20		7,158	7,229,580
6.13%, 01/31/22(b)		4,664	4,640,680
6.13%, 01/31/22		12,427	12,364,865
5.58%, 02/21/23(b)		3,970	3,855,862

			28,090,987

Indonesia — 0.5%
Republic of Indonesia:
7.88%, 04/15/19	IDR	327,401,000	23,443,528
5.88%, 03/13/20	USD	24,677	25,324,771
3.75%, 04/25/22		4,394	4,410,478
4.75%, 01/08/26		6,864	7,155,720
3.50%, 01/11/28		5,460	5,214,300
4.10%, 04/24/28		4,070	4,054,738
4.75%, 02/11/29		6,400	6,712,000
5.35%, 02/11/49		4,695	5,063,111

			81,378,646

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		2,585	2,416,975

Mexico — 0.0%
United Mexican States, 3.50%, 01/21/21		6,450	6,450,000

Panama — 0.1%
Republic of Panama:
4.00%, 09/22/24		9,720	9,987,300
3.88%, 03/17/28		9,970	10,119,550

			20,106,850

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		6,500	6,870,500

Philippines — 0.2%
Republic of the Philippines:
4.20%, 01/21/24		12,585	13,116,654

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Philippines (continued)
Republic of the Philippines (continued)
5.50%, 03/30/26	USD	6,000	$6,739,890
3.00%, 02/01/28		7,105	6,829,681

			26,686,225

Poland — 0.1%
Republic of Poland:
3.00%, 03/17/23		6,700	6,638,507
3.25%, 04/06/26		6,800	6,763,824

			13,402,331

Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28		12,700	13,398,500
4.63%, 06/02/46		3,435	3,529,462
5.10%, 04/23/48(b)		9,553	10,257,534

			27,185,496

Russia — 0.1%
Russian Federation:
4.75%, 05/27/26		8,400	8,547,000
4.25%, 06/23/27		4,000	3,910,000

			12,457,000

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
4.38%, 04/16/29(b)		4,247	4,316,014
4.50%, 04/17/30		6,500	6,621,875
5.00%, 04/17/49		3,250	3,217,500
5.25%, 01/16/50(b)		7,727	7,939,492

			22,094,881

South Africa — 0.2%
Republic of South Africa:
5.50%, 03/09/20		19,170	19,529,438
5.88%, 05/30/22		15,550	16,366,375

			35,895,813

Sri Lanka — 0.0%
Republic of Sri Lanka:
6.25%, 10/04/20		3,585	3,598,444
6.25%, 07/27/21		473	474,182
5.75%, 01/18/22		1,750	1,722,009

			5,794,635

Turkey — 0.1%
Republic of Turkey, 4.88%, 04/16/43		15,195	11,928,075

United Arab Emirates — 0.0%
Emirate of Abu Dhabi, 4.13%, 10/11/47		3,510	3,461,738

Total Foreign Government Obligations — 2.9% (Cost: $439,537,466)			442,862,104

		Shares

Investment Companies — 8.8%
DCP Midstream LP		587,228	19,689,755
iShares iBoxx $ High Yield Corporate Bond ETF(o)(s)		13,405,505	1,140,942,530
iShares Short-Term Corporate Bond ETF(s)		1,160,227	60,668,270
SPDR Bloomberg Barclays High Yield Bond ETF(o)		3,776,883	133,512,814

Total Investment Companies — 8.8% (Cost: $1,360,888,181)			1,354,813,369

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities — 7.6%

Collateralized Mortgage Obligations — 2.4%
Adjustable Rate Mortgage Trust(c):
Series 2005-8, Class 2A1, 4.39%, 11/25/35	USD	3,911	$3,571,079
Series 2005-8, Class 7A2, 3.07%, 11/25/35		1,958	1,893,448
Series 2005-9, Class 5A1, 3.05%, 11/25/35		1,747	1,724,217
Alternative Loan Trust:
Series 2005-16, Class A1, 3.90%, 06/25/35(c)		686	637,221
Series 2005-36, Class 2A1A, 2.82%, 08/25/35(c)		2,342	2,030,834
Series 2005-56, Class 1A1, 3.24%, 11/25/35(c)		4,148	4,168,280
Series 2005-61, Class 1A1, 3.03%, 12/25/35(c)		359	349,529
Series 2005-63, Class 3A3, 4.12%, 11/25/35(c)		3,763	3,403,503
Series 2005-63, Class 5A1, 4.14%, 12/25/35(c)		338	305,548
Series 2005-64CB, Class 1A1, 5.50%, 12/25/35		110	106,460
Series 2005-72, Class A1, 3.05%, 01/25/36(c)		3,952	3,755,601
Series 2005-72, Class A3, 3.11%, 01/25/36(c)		3,844	3,256,354
Series 2005-76, Class 2A1, 3.25%, 02/25/36(c)		7,331	6,687,450
Series 2006-11CB, Class 1A5, 6.00%, 05/25/36		1,050	867,691
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,434	1,072,952
Series 2006-20CB, Class A9, 6.00%, 07/25/36		712	518,775
Series 2006-2CB, Class A6, 5.50%, 03/25/36		1,110	811,160
Series 2006-45T1, Class 1A10, 6.00%, 02/25/37		3,804	2,628,816
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		2,794	2,291,070
Series 2006-7CB, Class 1A6, 6.00%, 05/25/36		1,179	917,369
Series 2006-9T1, Class A7, 6.00%, 05/25/36		575	423,817
Series 2006-J7, Class 2A1, 2.58%, 11/20/46(c)		6,609	4,585,119
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,786	1,250,690
Series 2006-OA14, Class 1A1, 3.98%, 11/25/46(c)		9,526	8,226,502
Series 2006-OA14, Class 2A1, 2.70%, 11/25/46(c)		8,229	7,195,386
Series 2006-OA14, Class 3A1, 3.10%, 11/25/46(c)		12,459	10,985,038
Series 2006-OA16, Class A2, 2.70%, 10/25/46(c)		561	535,477
Series 2006-OA2, Class A1, 2.72%, 05/20/46(c)		2,326	1,914,900
Series 2006-OA3, Class 2A1, 2.72%, 05/25/36(c)		14,214	12,095,808
Series 2006-OA6, Class 1A2, 2.72%, 07/25/46(c)		11,033	10,391,929
Series 2006-OA8, Class 1A1, 2.70%, 07/25/46(c)		18,855	18,038,776
Series 2007-12T1, Class A22, 5.75%, 06/25/37		2,633	1,879,126

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Alternative Loan Trust (continued)
Series 2007-12T1, Class A5, 6.00%, 06/25/37	USD	584	$428,596
Series 2007-15CB, Class A7, 6.00%, 07/25/37		397	338,123
Series 2007-18CB, Class 2A25, 6.00%, 08/25/37		385	346,517
Series 2007-19, Class 1A4, 6.00%, 08/25/37		1,731	1,338,926
Series 2007-19, Class 1A8, 6.00%, 08/25/37		842	651,441
Series 2007-25, Class 1A3, 6.50%, 11/25/37		4,348	3,151,787
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		727	510,572
Series 2007-9T1, Class 2A1, 6.00%, 05/25/37		4,142	2,825,019
Series 2007-9T1, Class 2A2, 6.00%, 05/25/37		713	498,988
Series 2007-AL1, Class A1, 2.76%, 06/25/37(c)		9,281	7,351,178
Series 2007-J1, Class 2A5, 6.00%, 03/25/37		1,896	1,197,349
Series 2007-OA11, Class A1A, 3.63%, 11/25/47(c)		3,304	2,849,540
Series 2007-OA3, Class 1A1, 2.65%, 04/25/47(c)		16,178	15,330,141
Series 2007-OA4, Class A1, 2.68%, 05/25/47(c)		6,382	5,926,955
Series 2007-OA8, Class 2A1, 2.69%, 06/25/47(c)		14,900	11,494,472
Alternative Loan Trust Resecuritization, Series 2006-22R, Class 1A6, 6.00%, 05/25/36		1,640	1,309,104
American Home Mortgage Assets Trust:
Series 2006-3, Class 1A1, 3.22%, 10/25/46(c)		18,118	17,079,904
Series 2006-3, Class 2A11, 3.19%, 10/25/46(c)		7,180	6,281,382
Series 2007-3, Class 22A1, 6.25%, 06/25/37(e)		1,310	1,147,781
Banc of America Funding Trust(c):
Series 2006-7, Class T2A3, 5.69%, 10/25/36		760	688,791
Series 2006-D, Class 6A1, 3.80%, 05/20/36		545	524,227
Series 2007-D, Class 1A1, 2.72%, 06/20/47		2,110	1,818,806
Banc of America Mortgage Trust, Series 2004-L, Class 4A1, 4.60%, 01/25/35(c)		14	13,512
Bear Stearns ALT-A Trust, Series 2006-2, Class 11A1, 2.95%, 04/25/36(c)		9,187	10,234,661
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		1,236	1,191,276
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		1,255	1,103,986
Bear Stearns Mortgage Funding Trust(c):
Series 2007-AR2, Class A1, 2.68%, 03/25/37		2,472	2,237,910
Series 2007-AR3, Class 1A1, 2.65%, 03/25/37		3,206	3,072,899
Series 2007-AR4, Class 1A1, 2.71%, 09/25/47		4,229	3,911,203
CHL Mortgage Pass-Through Trust:
Series 2005-11, Class 4A1, 2.78%, 04/25/35(c)		2,403	2,396,946

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2005-9, Class 1A1, 3.11%, 05/25/35(c)	USD	4,799	$4,385,366
Series 2006-OA4, Class A1, 3.21%, 04/25/46(c)		3,253	1,642,056
Series 2007-21, Class 1A1, 6.25%, 02/25/38		249	199,110
Series 2007-J2, Class 2A6, 6.00%, 07/25/37		942	630,078
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,439	962,137
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(b)(c)		12,363	12,035,440
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 01/25/37		130	123,279
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		50	47,605
CSMC Trust, Series 2008-2R, Class 1A1, 6.00%, 07/25/37(b)		1,028	916,325
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 3A1, 2.70%, 08/25/47(c)		17,996	16,202,925
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 1A1, 3.73%, 02/25/37(c)		2,217	1,635,440
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.78%, 05/25/35(c)		70	65,746
GreenPoint Mortgage Funding Trust(c):
Series 2006-AR1, Class GA1B, 2.68%, 02/25/36		6,611	6,341,188
Series 2006-AR2, Class 4A1, 4.25%, 03/25/36		2,119	2,014,233
GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36		17	36,419
Impac CMB Trust, Series 2005-6, Class 1A1, 3.01%, 10/25/35(c)		2,717	2,609,999
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 07/25/37		995	952,557
Series 2007-F2, Class 2A1, 6.50%, 07/25/37		2,263	1,319,792
IndyMac INDX Mortgage Loan Trust(c):
Series 2005-AR14, Class 2A1A, 2.81%, 07/25/35		3,952	3,736,537
Series 2007-AR15, Class 1A1, 3.80%, 08/25/37		170	146,516
Series 2007-AR15, Class 2A1, 3.81%, 08/25/37		779	670,586
JP Morgan Trust, Series 2015-3, Class A5, 3.50%, 05/25/45(b)(c)		1,522	1,520,940
Lehman XS Trust, Series 2007-20N, Class A1, 3.66%, 12/25/37(c)		15,006	13,756,916
LSTAR Securities Investment Ltd., Series 2017-9, Class A, 4.07%, 12/01/22(b)(c)		3,662	3,660,788
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, 4.17%, 11/01/22(b)(c)		6,741	6,742,791
Merrill Lynch Mortgage Investors Trust(c):
Series 2005-A9, Class 2A1E, 4.38%, 12/25/35		1,152	1,119,820
Series 2006-1, Class 2A1, 4.27%, 02/25/36		586	586,270
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 09/25/56(b)(c)		537	529,647

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Prime Mortgage Trust(b):
Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	USD	30	$28,445
Series 2006-DR1, Class 2A1, 5.50%, 05/25/35		614	493,132
RALI Trust, Series 2007-QS4, Class 3A2, 6.00%, 03/25/37		292	264,151
Residential Asset Securitization Trust, Series 2006-A15, Class A12, 6.25%, 01/25/37		382	244,730
RFMSI Series Trust, Series 2007-S7, Class A20, 6.00%, 07/25/37		75	69,888
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.96%, 04/25/47(c)		375	285,873
Structured Asset Mortgage Investments II Trust(c):
Series 2005-AR3, Class 1A1, 3.05%, 08/25/35		2,188	2,108,757
Series 2006-AR2, Class A1, 2.74%, 02/25/36		1,631	1,557,262
Series 2006-AR4, Class 3A1, 2.70%, 06/25/36(d)		13,256	11,400,005
Series 2006-AR6, Class 2A1, 2.70%, 07/25/46		16,115	13,224,940
Series 2007-AR4, Class GA4B, 2.69%, 09/25/47		4,120	3,971,469
WaMu Mortgage Pass-Through Certificates Trust(c):
Series 2007-OA4, Class 1A, 3.02%, 05/25/47		2,830	2,634,410
Series 2007-OA5, Class 1A, 3.00%, 06/25/47		9,567	9,000,684
Series 2007-OA6, Class 1A, 3.06%, 07/25/47		5,103	4,600,336
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA1, Class 2A, 2.97%, 12/25/46(c)		6,709	5,764,386
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-8, Class A5, 4.51%, 10/25/36(e)		1,373	780,005
Series 2006-AR5, Class 1A, 3.23%, 06/25/46(c)		7,452	5,515,032
Series 2007-OA5, Class A1A, 3.09%, 05/25/47(c)		4,697	4,315,949

			376,621,877

Commercial Mortgage-Backed Securities — 4.9%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(c)		9,251	8,430,170
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.63%, 09/15/34(b)(c)		29,015	28,760,318
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29(b)		1,750	1,732,167
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.61%, 04/15/35(b)(c)		4,500	4,474,615
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		364	371,550
Atrium Hotel Portfolio Trust(b)(c):
Series 2017-ATRM, Class D, 4.46%, 12/15/36(d)		11,310	10,921,219
Series 2017-ATRM, Class E, 5.56%, 12/15/36		3,910	3,885,463

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Aventura Mall Trust(b)(c):
Series 2013-AVM, Class A, 3.74%, 12/05/32	USD	2,000	$2,030,897
Series 2013-AVM, Class E, 3.74%, 12/05/32		5,635	5,702,150
BAMLL Commercial Mortgage Securities Trust(b)(c):
Series 2016-ISQ, Class E, 3.61%, 08/14/34		23,440	21,056,002
Series 2017-SCH, Class CL, 4.01%, 11/15/32		3,225	3,225,000
Series 2017-SCH, Class DL, 4.51%, 11/15/32		3,965	3,965,000
Series 2018-DSNY, Class D, 4.21%, 09/15/34		11,982	11,909,735
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		812	814,360
Bayview Commercial Asset Trust(b)(c):
Series 2005-2A, Class A1, 2.82%, 08/25/35		4,954	4,695,670
Series 2005-3A, Class A1, 2.83%, 11/25/35		1,184	1,124,346
Series 2006-3A, Class A1, 2.76%, 10/25/36		4,172	3,936,564
Series 2007-1, Class A1, 2.73%, 03/25/37		7,276	6,818,123
Series 2007-3, Class A2, 2.80%, 07/25/37		6,436	6,062,119
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M3, 3.36%, 04/25/36(b)(c)		4,443	4,431,949
BBCMS Mortgage Trust(b)(c):
Series 2018-CHRS, Class E, 4.27%, 08/05/38		1,750	1,507,124
Series 2018-TALL, Class D, 3.96%, 03/15/37		2,000	1,972,057
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(b)(c)		375	361,612
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(c)		2,672	2,575,867
Bear Stearns Commercial Mortgage Securities Trust(c):
Series 2005-PW10, Class B, 5.61%, 12/11/40		4,000	4,082,978
Series 2007-PW18, Class B, 6.48%, 06/11/50(b)		2,239	2,283,818
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(b)		1,250	1,062,233
Series 2018-B7, Class C, 4.86%, 05/15/53(c)		4,770	4,924,163
BWAY Mortgage Trust(b):
Series 2013-1515, Class D, 3.63%, 03/10/33		3,600	3,503,279
Series 2013-1515, Class E, 3.72%, 03/10/33		2,000	1,934,447
Series 2015-1740, Class E, 4.45%, 01/10/35(c)		2,000	1,990,917
BX Commercial Mortgage Trust(b)(c):
Series 2018-IND, Class G, 4.56%, 11/15/35		14,478	14,351,307
Series 2018-IND, Class H, 5.51%, 11/15/35		16,475	16,299,882
BXP Trust(b)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		6,800	6,423,026
Series 2017-CC, Class E, 3.55%, 08/13/37		10,985	9,933,585
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(c)		3,040	3,090,552

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.07%, 04/15/44(b)(c)	USD	3,027	$3,146,359
Series 2016-C4, Class C, 4.87%, 05/10/58(c)		3,330	3,389,694
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		2,100	2,154,640
CGBAM Commercial Mortgage Trust(b):
Series 2015-SMRT, Class B, 3.21%, 04/10/28		415	415,242
Series 2015-SMRT, Class E, 3.79%, 04/10/28(c)		2,550	2,569,141
Series 2015-SMRT, Class F, 3.79%, 04/10/28(c)		800	806,005
CGDBB Commercial Mortgage Trust(b)(c):
Series 2017-BIOC, Class A, 3.30%, 07/15/32		1,740	1,730,173
Series 2017-BIOC, Class D, 4.11%, 07/15/32		7,220	7,159,424
Series 2017-BIOC, Class E, 4.66%, 07/15/32		5,169	5,050,468
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class C, 5.09%, 03/10/47(c)		2,278	2,380,656
Series 2015-GC27, Class AAB, 2.94%, 02/10/48		1,090	1,086,226
Series 2015-GC27, Class C, 4.43%, 02/10/48(c)		3,000	2,974,381
Series 2016-C1, Class C, 4.95%, 05/10/49(c)		2,870	2,916,757
Series 2016-C1, Class D, 4.95%, 05/10/49(b)(c)		980	946,776
Series 2016-GC37, Class C, 4.92%, 04/10/49(c)		2,640	2,696,664
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		3,446	2,749,516
Series 2016-P3, Class C, 4.83%, 04/15/49(c)		1,271	1,304,051
Series 2016-P6, Class C, 4.28%, 12/10/49(c)		2,400	2,324,204
Series 2018-C6, Class C, 5.07%, 11/10/51		3,976	4,188,123
CLNS Trust(b)(c):
Series 2017-IKPR, Class A, 3.32%, 06/11/32		1,080	1,073,890
Series 2017-IKPR, Class E, 6.02%, 06/11/32		3,980	3,979,962
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.71%, 06/10/44(b)(c)		3,334	3,380,674
Series 2012-LC4, Class A4, 3.29%, 12/10/44		1,408	1,410,774
Series 2013-300P, Class D, 4.39%, 08/10/30(b)(c)		3,000	3,050,653
Series 2013-CR12, Class A4, 4.05%, 10/10/46		965	999,535
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		811	805,643
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)		457	445,270
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		2,000	2,025,213
Series 2014-CR15, Class C, 4.71%, 02/10/47(c)		2,050	2,125,765

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust (continued)
Series 2014-CR17, Class A5, 3.98%, 05/10/47	USD	1,010	$1,045,991
Series 2014-CR18, Class ASB, 3.45%, 07/15/47		2,000	2,016,610
Series 2014-CR21, Class A2, 3.10%, 12/10/47		1,770	1,770,124
Series 2014-LC15, Class ASB, 3.53%, 04/10/47		2,000	2,027,056
Series 2014-PAT, Class E, 5.66%, 08/13/27(b)(c)		1,000	1,000,884
Series 2014-PAT, Class F, 4.95%, 08/13/27(b)(c)		2,000	1,990,574
Series 2014-PAT, Class G, 4.10%, 08/13/27(b)(c)		1,040	1,031,910
Series 2014-TWC, Class C, 4.36%, 02/13/32(b)(c)		8,000	7,999,995
Series 2014-TWC, Class E, 5.76%, 02/13/32(b)(c)		1,910	1,909,999
Series 2015-CR22, Class C, 4.12%, 03/10/48(c)		1,635	1,602,520
Series 2015-CR23, Class B, 4.18%, 05/10/48(c)		9,520	9,668,352
Series 2015-CR23, Class CMC, 3.68%, 05/10/48(b)(c)		7,688	7,648,163
Series 2015-CR23, Class CMD, 3.68%, 05/10/48(b)(c)		18,170	18,046,846
Series 2015-CR23, Class CME, 3.68%, 05/10/48(b)(c)		2,180	2,156,066
Series 2015-CR25, Class C, 4.54%, 08/10/48(c)		1,024	1,006,967
Series 2015-LC19, Class C, 4.26%, 02/10/48(c)		8,623	8,586,286
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		3,282	2,815,095
Series 2015-LC21, Class C, 4.30%, 07/10/48(c)		6,010	6,012,720
Series 2015-PC1, Class ASB, 3.61%, 07/10/50		600	609,311
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(c)		3,200	2,923,174
Series 2016-DC2, Class ASB, 3.55%, 02/10/49		500	506,505
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		3,425	2,940,527
Series 2018-HCLV, Class B, 3.91%, 09/15/33(b)(c)		2,500	2,500,000
Core Industrial Trust(b):
Series 2015-CALW, Class G, 3.85%, 02/10/34(c)		6,060	5,997,978
Series 2015-TEXW, Class A, 3.08%, 02/10/34		1,552	1,552,253
Series 2015-TEXW, Class D, 3.85%, 02/10/34(c)		1,500	1,499,225
Series 2015-TEXW, Class E, 3.85%, 02/10/34(c)		3,570	3,533,289
Series 2015-WEST, Class E, 4.23%, 02/10/37(c)		6,400	6,256,054
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class C, 4.95%, 07/15/37(c)		906	914,142
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		2,000	2,034,313

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class ASB, 3.22%, 06/15/57	USD	1,440	$1,445,943
Series 2016-C6, Class C, 4.75%, 01/15/49(c)		3,950	4,027,919
Series 2018-C14, Class D, 4.89%, 11/15/51(b)(c)		5,030	4,708,639
CSMC Trust, Series 2018-RPL8, Class A1, 4.12%, 07/25/58(b)(c)		27,201	27,179,844
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(b)(c)		8,736	7,711,906
DBUBS Mortgage Trust(b)(c):
Series 2017-BRBK, Class E, 3.53%, 10/10/34		10,428	9,717,743
Series 2017-BRBK, Class F, 3.53%, 10/10/34(d)		3,710	3,365,125
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		1,901	1,963,885
GAHR Commercial Mortgage Trust(b):
Series 2015-NRF, Class AFX, 3.23%, 12/15/34		1,195	1,194,506
Series 2015-NRF, Class EFX, 3.38%, 12/15/34(c)		7,373	7,254,613
GRACE Mortgage Trust(b):
Series 2014-GRCE, Class A, 3.37%, 06/10/28		2,000	2,010,116
Series 2014-GRCE, Class F, 3.59%, 06/10/28(c)		10,256	10,082,364
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class J, 5.86%, 05/03/32(b)		1,500	1,652,119
Series 2013-GC10, Class AAB, 2.56%, 02/10/46		1,614	1,597,696
Series 2013-KING, Class C, 3.44%, 12/10/27(b)(c)		5,600	5,581,048
Series 2013-KING, Class D, 3.44%, 12/10/27(b)(c)		3,750	3,726,729
Series 2013-KING, Class E, 3.44%, 12/10/27(b)(c)		11,600	11,494,481
Series 2015-GC30, Class A2, 2.73%, 05/10/50		2,000	1,992,560
GS Mortgage Securities Corp. Trust(b)(c):
Series 2016-RENT, Class C, 4.07%, 02/10/29		2,550	2,562,187
Series 2017-500K, Class D, 3.81%, 07/15/32		1,130	1,118,658
Series 2017-500K, Class E, 4.01%, 07/15/32		1,650	1,633,937
Series 2017-500K, Class F, 4.31%, 07/15/32		540	537,377
Series 2017-500K, Class G, 5.01%, 07/15/32		280	278,478
Series 2018-HULA, Class D, 4.31%, 07/15/25		2,350	2,332,315
GS Mortgage Securities Trust:
Series 2013-GC12, Class AAB, 2.68%, 06/10/46		1,726	1,710,856
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		1,944	1,977,913
Series 2014-GC20, Class AAB, 3.66%, 04/10/47		2,000	2,031,447
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		2,000	2,034,269

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust (continued)
Series 2015-GC32, Class C, 4.41%, 07/10/48(c)	USD	2,085	$2,078,770
Series 2015-GC32, Class D, 3.35%, 07/10/48		2,282	1,986,378
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		2,749	2,267,295
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		1,260	1,009,132
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 3.37%, 05/08/30(b)(c)		790	786,768
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Class A3, 3.51%, 05/15/45		1,931	1,952,333
Series 2012-CBX, Class A4, 3.48%, 06/15/45		2,150	2,167,065
Series 2013-LC11, Class ASB, 2.55%, 04/15/46		1,835	1,815,882
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class ASB, 3.76%, 08/15/46(c)		1,754	1,779,758
Series 2015-C28, Class ASB, 3.04%, 10/15/48		1,641	1,637,756
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)(c)		1,898	1,768,274
JPMDB Commercial Mortgage Securities Trust(c):
Series 2017-C5, Class C, 4.51%, 03/15/50		1,486	1,490,599
Series 2017-C5, Class D, 4.57%, 03/15/50(b)		2,170	2,037,154
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-HSBC, Class A, 3.09%, 07/05/32(b)		1,665	1,668,883
Series 2015-JP1, Class D, 4.24%, 01/15/49(c)		5,750	5,438,298
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(c)		820	758,267
Series 2015-UES, Class D, 3.62%, 09/05/32(b)(c)		2,630	2,611,344
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(c)		3,750	3,690,708
Series 2017-JP5, Class C, 3.90%, 03/15/50(c)		5,137	4,954,560
Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(c)		7,320	7,016,668
Series 2017-MAUI, Class D, 4.46%, 07/15/34(b)(c)		1,480	1,469,323
Series 2017-MAUI, Class E, 5.46%, 07/15/34(b)(c)		7,780	7,731,155
Series 2017-MAUI, Class F, 6.26%, 07/15/34(b)(c)		2,100	2,073,917
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(b)		2,840	2,824,794
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.11%, 07/15/40(c)		66	66,231
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(b)(c)		2,500	2,473,892
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50(b)(c)		3,375	3,058,638
MAD Mortgage Trust, Series 2017-330M, Class D, 4.11%, 08/15/34(b)(c)		3,305	3,241,867
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(c)		6,670	6,701,829

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.60%, 07/12/38(c)	USD	1,441	$1,462,030
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class A4, 4.26%, 10/15/46(c)		1,395	1,456,273
Series 2014-C18, Class A2, 3.19%, 10/15/47		2,021	2,019,635
Series 2014-C19, Class A2, 3.10%, 12/15/47		2,000	1,999,312
Series 2015-C23, Class A2, 2.98%, 07/15/50		2,000	1,992,411
Series 2015-C23, Class D, 4.13%, 07/15/50(b)(c)		2,800	2,580,319
Series 2015-C25, Class D, 3.07%, 10/15/48		7,113	6,061,443
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		3,232	2,729,946
Series 2017-C33, Class C, 4.56%, 05/15/50(c)		3,161	3,084,162
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,570	1,267,055
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.28%, 10/15/42(c)		2,670	2,749,344
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(c)		950	939,262
Series 2014-CPT, Class F, 3.45%, 07/13/29(b)(c)		5,625	5,512,850
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(c)		3,392	3,290,855
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		1,500	1,516,146
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(c)		7,725	7,045,785
Series 2017-CLS, Class F, 5.11%, 11/15/34(b)(c)		7,904	7,765,211
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		7,130	5,419,656
Series 2017-JWDR, Class D, 4.46%, 11/15/34(b)(c)		2,290	2,278,506
Series 2017-JWDR, Class E, 5.56%, 11/15/34(b)(c)		3,350	3,312,199
Series 2018-H3, Class C, 4.85%, 07/15/51(c)		2,880	2,888,050
Series 2018-MP, Class E, 4.28%, 07/11/40(b)(c)		2,930	2,674,272
Series 2018-SUN, Class F, 5.06%, 07/15/35(b)(c)		4,040	3,971,649
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(b)(c)		10,640	9,575,068
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(d)		3,210	3,168,591
RAIT Trust(b)(c):
Series 2017-FL7, Class A, 3.46%, 06/15/37		368	362,615
Series 2017-FL7, Class C, 5.01%, 06/15/37		990	967,442
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, 4.51%, 07/15/34(b)(c)		2,086	2,056,381
RSO Repo SPE Trust, 3.82%, 09/15/20(c)(d)		9,483	9,388,352
USDC, Series 2018-USDC, Class F, 4.49%, 05/09/38(b)(c)		2,550	2,427,297

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Velocity Commercial Capital Loan Trust, Series 2014-1, Class M6, 8.58%, 09/25/44(b)(c)	USD	3,309	$3,311,884
VNDO Mortgage Trust(b):
Series 2012-6AVE, Class E, 3.34%, 11/15/30(c)		3,000	2,886,380
Series 2013-PENN, Class A, 3.81%, 12/13/29		1,575	1,591,898
Series 2013-PENN, Class D, 3.95%, 12/13/29(c)		5,060	5,056,739
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.86%, 06/15/29(b)(c)		410	410,380
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS3, Class B, 4.49%, 09/15/57(c)		1,600	1,653,097
Series 2015-NXS4, Class D, 3.60%, 12/15/48(c)		898	855,907
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,093	897,174
Series 2016-C32, Class ASB, 3.32%, 01/15/59		514	518,049
Series 2016-C34, Class C, 5.03%, 06/15/49(c)		1,080	1,107,751
Series 2016-C37, Class C, 4.49%, 12/15/49(c)		4,000	4,035,363
Series 2016-LC25, Class C, 4.42%, 12/15/59(c)		8,320	8,315,911
Series 2016-NXS5, Class D, 4.88%, 01/15/59(c)		2,750	2,637,761
Series 2016-NXS6, Class C, 4.31%, 11/15/49(c)		4,783	4,820,018
Series 2017-C39, Class C, 4.12%, 09/15/50		3,268	3,111,592
Series 2017-C39, Class D, 4.36%, 09/15/50(b)(c)		1,690	1,561,989
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(c)		787	647,093
Series 2018-BXI, Class E, 4.67%, 12/15/36(b)(c)		1,510	1,471,059
Series 2018-C44, Class C, 4.84%, 05/15/51(c)		2,346	2,346,971
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		2,150	1,690,638
Series 2018-C45, Class C, 4.73%, 06/15/51		1,030	1,008,645
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.44%, 04/15/45		2,390	2,403,295
Series 2013-C12, Class ASB, 2.84%, 03/15/48		2,130	2,117,659
Series 2014-C20, Class A4, 3.72%, 05/15/47		770	787,552
Series 2014-C20, Class ASB, 3.64%, 05/15/47		1,550	1,571,400
Series 2014-C22, Class C, 3.76%, 09/15/57(c)		1,300	1,242,025

			751,035,630

Interest Only Commercial Mortgage-Backed Securities — 0.3%(c)
BBCMS Trust(b):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		78,000	4,933,500
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		35,000	551,250
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.73%, 05/10/58		24,614	2,295,593

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust (continued)
Series 2016-C6, Class XA, 1.19%, 11/10/49	USD	64,855	$4,547,274
Commercial Mortgage Trust:
Series 2014-UBS5, Class XB2, 0.74%, 09/10/47(b)		12,675	481,143
Series 2015-CR25, Class XA, 0.92%, 08/10/48		64,765	2,882,299
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27(b)		35,131	157,262
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47		780	29,905
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.88%, 09/15/47		7,503	288,989
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		40,477	1,968,117
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, 0.75%, 12/15/49		23,728	891,377
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.11%, 03/10/50(b)		46,934	2,183,434
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XB, 0.35%, 04/15/47(b)		80,982	1,434,013
Series 2015-C22, Class XA, 1.11%, 04/15/48		27,930	1,357,441
Series 2015-C26, Class XD, 1.35%, 10/15/48(b)		12,675	989,283
Series 2016-C31, Class XA, 1.44%, 11/15/49		50,734	3,972,977
Series 2016-C32, Class XA, 0.75%, 12/15/49		32,417	1,462,261
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class XD, 1.54%, 03/15/49(b)		13,600	1,298,664
Natixis Commercial Mortgage Securities Trust(b):
Series 2017-75B, Class XA, 0.20%, 04/09/37		40,610	710,257
Series 2017-75B, Class XB, 0.03%, 04/09/37		27,000	121,370
VNDO Mortgage Trust, Series 2013-PENN, Class XA, 0.14%, 12/13/29(b)		121,745	385,932
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)		11,784	886,628
Series 2016-LC25, Class XA, 1.02%, 12/15/59		22,841	1,203,705
WFRBS Commercial Mortgage Trust:
Series 2014-C20, Class XB, 0.56%, 05/15/47		57,079	1,699,719
Series 2014-LC14, Class XA, 1.27%, 03/15/47		50,775	2,328,132

			39,060,525

Total Non-Agency Mortgage-Backed Securities — 7.6% (Cost: $1,137,917,611)			1,166,718,032

Security		Shares	Value

Participation Notes — 0.0%

Capital Markets — 0.0%
Deutsche Bank AG/London (Deutsche Bank AG), due 02/01/28		1,076,400	$6,713,262

Total Participation Notes — 0.0% (Cost: $8,145,488)			6,713,262

		Par (000)

Preferred Securities — 3.8%

Capital Trusts — 2.9%

Banks — 1.0%(j)(l)
Bank of America Corp.:
Series X, 6.25%	USD	36,885	38,839,905
Series AA, 6.10%		2,803	2,946,654
Citigroup, Inc.:
5.90%		6,839	6,907,390
Series P, 5.95%		23,541	23,423,295
Citizens Financial Group, Inc., Series A, 5.50%		5,500	5,524,200
Fifth Third Bancorp, Series J, 4.90%		14,175	13,926,937
ING Groep NV, 6.00%		1,500	1,498,800
JPMorgan Chase & Co.:
Series V, 5.00%		2,250	2,238,750
Series X, 6.10%		2,015	2,062,856
Lloyds Banking Group plc, 6.66%(b)		3,000	2,941,860
M&T Bank Corp., Series F, 5.13%		14,800	14,467,000
SunTrust Banks, Inc.:
Series G, 5.05%		30,245	28,581,525
Series H, 5.13%		16,825	15,142,500
Wells Fargo & Co.:
Series S, 5.90%		1,400	1,414,000
Series U, 5.87%		1,200	1,245,000

			161,160,672

Capital Markets — 0.4%(j)(l)
Bank of New York Mellon Corp. (The), Series F, 4.62%		29,850	27,984,375
Goldman Sachs Group, Inc. (The):
Series M, 5.38%		12,395	12,425,987
Series P, 5.00%		7,247	6,676,299
Series O, 5.30%		4,315	4,250,275
Morgan Stanley, Series H, 5.45%		1,520	1,521,900
Northern Trust Corp., Series D, 4.60%		17,700	16,704,375

			69,563,211

Consumer Finance — 0.6%(j)(l)
Capital One Financial Corp., Series E, 5.55%		24,138	24,331,104
Discover Financial Services, Series C, 5.50%		24,300	22,143,375
General Motors Financial Co., Inc.:
Series A, 5.75%		43,386	37,203,495
Series B, 6.50%		4,350	3,849,750

			87,527,724

Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(j)(l)		8,500	8,415,000

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(j)		146	148,373

Insurance — 0.2%(j)(l)
Progressive Corp. (The), Series B, 5.38%		9,110	8,870,863
XLIT Ltd., Series E, 5.24%		18,160	17,297,400

			26,168,263

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 0.6%(j)(l)
Andeavor Logistics LP, Series A, 6.87%	USD	45,745	$44,067,531
EnLink Midstream Partners LP, Series C, 6.00%		14,325	11,603,250
Plains All American Pipeline LP, Series B, 6.13%		33,500	30,024,375

			85,695,156

Total Capital Trusts — 2.9% (Cost: $456,727,743)			438,678,399

		Shares

Preferred Stocks — 0.7%

Automobiles — 0.0%
Bayerische Motoren Werke AG (Preference), 4.75%		12,753	942,609

Banks — 0.1%
KeyCorp, Series E, 6.13%(j)(l)		375,000	10,181,250

Beverages — 0.0%
Embotelladora Andina SA (Preference), Series B, 0.00%		48,580	188,008

Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85%(j)(l)		1,995,000	50,653,050

Consumer Finance — 0.1%
SLM Corp., Series B, 4.49%(j)(l)		122,000	8,281,360

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Preference), 0.00%		4,700	62,745

Electric Utilities — 0.0%
Entergy Arkansas LLC:
4.90%(f)		102,000	2,553,060
4.88%		93,168	2,278,889
Entergy Louisiana LLC, 4.88%		32,274	795,877
Entergy Mississippi LLC, 4.90%		94,932	2,330,581
Entergy Texas, Inc., 5.63%		146,739	3,843,094

			11,801,501

Equity Real Estate Investment Trusts (REITs) — 0.1%(b)(f)(j)
Firstar Realty LLC, 8.88%		5,000	5,650,000
Suntrust Real Estate Investment Corp., 9.00%(d)		15	1,684,377

			7,334,377

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (Preference), 1.36%		587,859	19,919,960

Total Preferred Stocks — 0.7% (Cost: $106,594,522)			109,364,860

Trust Preferreds — 0.2%

Banks — 0.0%
GMAC Capital Trust I, Series 2, 8.40%, 02/15/40(l)		182,724	4,770,924

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.55%, 12/21/65(b)(l)		25,372,000	19,282,720

Consumer Finance — 0.1%
ILFC E-Capital Trust II, 4.80%, 12/21/65(b)(l)		11,944,000	9,137,160

Total Trust Preferreds — 0.2% (Cost: $41,096,704)			33,190,804

Total Preferred Securities — 3.8% (Cost: $604,418,969)			581,234,063

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 0.3%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2018-SPI1, Class M1, (LIBOR USD 1 Month + 0.00%), 3.74%, 02/25/48(a)(b)	USD	1,932	$1,922,739
Federal National Mortgage Association:
Series 2013-133, Class NA, 3.00%, 05/25/36		510	508,790
Series 2016-49, Class DA, 3.50%, 10/25/42		801	820,241
Series 2016-76, Class ME, 3.00%, 01/25/46		4,628	4,569,870
Federal National Mortgage Association Variable Rate Notes, Series 2017-C02, Class 2M1, (LIBOR USD 1 Month + 1.15%), 3.66%, 09/25/29(a)		1,233	1,236,697
Government National Mortgage Association, Series 2013-131, Class PA, 3.50%, 06/16/42		2,417	2,458,579

			11,516,916

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp., Series KJ05, Class A2, 2.16%, 10/25/21		1,316	1,298,711
Federal Home Loan Mortgage Corp. Variable Rate Notes(l):
Series 2018-K732, Class B, 4.06%, 05/25/25(b)		1,500	1,500,105
Series 2018-SB52, Class A5F, 3.25%, 05/25/23		1,076	1,088,226

			3,887,042

Interest Only Commercial Mortgage-Backed Securities — 0.0%(l)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes:
Series K055, Class X1, 1.37%, 03/25/26		22,541	1,833,109
Series K714, Class X1, 0.66%, 10/25/20		54,342	485,453
Series KW01, Class X1, 0.97%, 01/25/26		5,344	291,443
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.18%, 01/25/22		2,217	64,866
Government National Mortgage Association Variable Rate Notes, Series 2017-44, 0.70%, 04/17/51		28,208	1,666,521

			4,341,392

Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp.:
3.50%, 07/01/32		2,589	2,640,498
4.00%, 07/01/26		310	319,037
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%, 7.92% Cap), 2.91%, 11/01/45(a)		2,597	2,598,764
Federal National Mortgage Association:
2.50%, 04/01/28 - 08/01/31		8,398	8,287,711
3.00%, 09/01/28 - 09/01/32		8,391	8,412,042
3.50%, 06/01/32		1,509	1,539,358
4.00%, 05/01/27		1,063	1,093,586
4.50%, 04/01/24 - 11/01/26		821	843,678

			25,734,674

Total U.S. Government Sponsored Agency Securities — 0.3% (Cost: $46,297,069)			45,480,024

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 0.0%
U.S. Treasury Notes, 2.50%, 01/15/22	USD	3,645	$3,651,265

Total U.S. Treasury Obligations — 0.0% (Cost: $3,651,129)			3,651,265

Total Long-Term Investments — 94.6% (Cost: $14,515,256,981)			14,527,152,908

		Shares

Short-Term Securities — 14.4%

Money Market Funds — 14.3%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(s)		1,009,964,121	1,009,964,121
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 2.20%		5,232,398	5,232,398
SL Liquidity Series, LLC, Money Market Series, 2.64%(q)(s)		1,178,259,504	1,178,377,330

Total Money Market Funds — 14.3% (Cost: $2,193,472,655)			2,193,573,849

		Par (000)

U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills(r):
2.39%, 04/11/19	USD	3,500	3,484,160
2.38%, 04/18/19		11,800	11,741,206

Total U.S. Treasury Obligations — 0.1% (Cost: $15,225,166)			15,225,366

Total Short-Term Securities — 14.4% (Cost: $2,208,697,821)			2,208,799,215

Total Investments — 109.0% (Cost: $16,723,954,802)			16,735,952,123

Liabilities in Excess of Other Assets — (9.0)%			(1,375,910,232)

Net Assets — 100.0%			$15,360,041,891

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	Zero-coupon bond.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Perpetual security with no stated maturity date.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Security, or a portion of the security, is on loan.
(p)	Annualized 7-day yield as of period end.
(q)	Security was purchased with the cash collateral from loaned securities.
(r)	Rates are discount rates or a range of discount rates as of period end.

(s)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,655,376,352	—		(645,412,231	)(b)	1,009,964,121	$1,009,964,121	$6,978,761		$—	$—
SL Liquidity Series, LLC, Money Market Series	423,903,737	754,355,767	(c)	—		1,178,259,504	1,178,377,330	5,734,039	(d)	(84,070)	3,238
iShares iBoxx $ High Yield Corporate Bond ETF	6,154,836	7,250,669		—		13,405,505	1,140,942,530	19,954,276		—	(7,244,096)
iShares Short-Term Corporate Bond ETF	—	3,113,658		(1,953,431)		1,160,227	60,668,270	267,349		194,230	545,307

							$3,389,952,251	$32,934,425		$110,160	$(6,695,551)

(a)	Includes net capital gain distributions.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	443	03/15/19	$23,581	$954,845
S&P 500 E-Mini Index	4,668	03/15/19	631,230	11,757,736
STOXX 600 Banks Index	16	03/15/19	126	2,742
U.S. Treasury 10 Year Note	7,461	03/20/19	913,739	2,060,887
U.S. Treasury Long Bond	1,799	03/20/19	263,891	2,548,806
U.S. Treasury Ultra Bond	3	03/20/19	483	14,527
U.S. Treasury 2 Year Note	174	03/29/19	36,945	155,326
U.S. Treasury 5 Year Note	19,543	03/29/19	2,244,697	39,631,846

				57,126,715

Short Contracts
Euro-Bobl	21	03/07/19	3,195	(19,317)
Euro-Bund	15	03/07/19	2,844	(46,705)
Euro-Schatz	14	03/07/19	1,793	(725)
EURO STOXX 50 Index	11,354	03/15/19	409,627	(6,074,652)
EUR Currency	4,349	03/18/19	624,435	(1,090,595)
JPY Currency	398	03/18/19	45,847	(1,646,728)
U.S. Treasury 10 Year Ultra Note	39	03/20/19	5,097	(154,931)
Long Gilt	6	03/27/19	972	(11,512)

				(9,045,165)

				$48,081,550

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	530,000	USD	600,992	Standard Chartered Bank	02/14/19	$6,139
USD	292,327,742	EUR	255,110,000	Bank of America NA	02/14/19	91,493
USD	197,331	GBP	150,000	Citibank NA	02/14/19	493
USD	3,460,237	EUR	3,003,000	Nomura International plc	03/05/19	15,161
CNY	3,851,934	USD	571,374	HSBC Bank plc	03/14/19	3,038
USD	3,990,993	EUR	3,471,814	Barclays Bank plc	03/14/19	4,827
USD	5,428,881	HKD	42,419,730	Bank of America NA	03/14/19	14,666
IDR	1,136,776,139	USD	78,599	UBS AG	03/15/19	2,712

						138,529

EUR	3,003,000	USD	3,452,088	Nomura International plc	02/05/19	(14,569)
USD	3,423,570	EUR	3,003,000	UBS AG	02/05/19	(13,949)
USD	1,626,250	ARS	62,171,537	Citibank NA	02/14/19	(24,193)
USD	1,528,462	EUR	1,340,000	Goldman Sachs International	02/14/19	(6,548)
USD	617,061	EUR	540,000	HSBC Bank plc	02/14/19	(1,525)
USD	744,048	EUR	650,000	JPMorgan Chase Bank NA	02/14/19	(546)
USD	31,530,461	GBP	24,470,000	Bank of America NA	02/14/19	(580,284)
USD	12,892	GBP	10,000	BNP Paribas SA	02/14/19	(231)
USD	116,496	GBP	90,000	JPMorgan Chase Bank NA	02/14/19	(1,606)
USD	117,415	GBP	90,000	Toronto Dominion Bank	02/14/19	(688)
USD	2,639,612	IDR	37,289,792,400	JPMorgan Chase Bank NA	02/14/19	(36,528)
USD	614,618	CNY	4,214,249	Bank of America NA	03/14/19	(13,824)
USD	1,989,888	IDR	30,335,839,076	Morgan Stanley & Co. International plc	03/15/19	(179,944)

						(874,435)

	Net Unrealized Depreciation					$(735,906)

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	10,000	$(157,300)	$(9,863)	$(147,437)
Standard Chartered Bank	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	840	(15,359)	8,091	(23,450)

							$(172,659)	$(1,772)	$(170,887)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/22	BB	EUR	300	$(47,353)	$(10,311)	$(37,042)
Telecom Italia SpA	1.00	Quarterly	Citibank NA	12/20/22	NR	EUR	330	(23,893)	(5,409)	(18,484)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America NA	06/20/23	BB	EUR	117	(21,058)	(16,100)	(4,958)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	455	(81,771)	(51,331)	(30,440)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	100	(17,973)	(11,502)	(6,471)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	BB	EUR	215	(38,648)	(25,004)	(13,644)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	263	(47,240)	(34,059)	(13,181)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	BB	EUR	91	(16,288)	(11,331)	(4,957)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	160	(28,757)	(14,482)	(14,275)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	170	(30,553)	(15,091)	(15,462)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	36	(6,521)	(4,247)	(2,274)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	54	(9,783)	(6,370)	(3,413)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB	EUR	91	(16,303)	(11,343)	(4,960)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	06/20/23	B-	EUR	400	(116,566)	4,833	(121,399)
Intesa Sanpaolo SpA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	730	(19,148)	(31,124)	11,976
Intrum AB	5.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	241	11,675	10,731	944
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	200	9,681	17,803	(8,122)
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	75	3,652	7,961	(4,309)
Intrum AB	5.00	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	350	16,942	33,039	(16,097)
Intrum AB	5.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	BB+	EUR	420	20,330	18,683	1,647
Intrum Justitia AB	5.00	Quarterly	Citibank NA	06/20/23	BB+	EUR	109	5,268	4,814	454
Thomas Cook Group plc	5.00	Quarterly	Citibank NA	06/20/23	B+	EUR	123	(27,863)	14,706	(42,569)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	227	(51,598)	26,598	(78,196)
Thomas Cook Group plc	5.00	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	680	(154,383)	79,020	(233,403)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	850	(171,614)	(131,301)	(40,313)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	65	(20,543)	1,222	(21,765)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/23	B-	EUR	285	(89,566)	5,326	(94,892)
Garfunkelux Holdco 2 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	150	(47,155)	(1,030)	(46,125)
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	72	1,040	1,691	(651)
Monitchem HoldCo 3 SA	5.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	B-	EUR	128	1,860	3,020	(1,160)
Telecom Italia SpA	1.00	Quarterly	Barclays Bank plc	12/20/23	BB+	EUR	722	(82,666)	(68,600)	(14,066)
Telecom Italia SpA	1.00	Quarterly	Barclays Bank plc	12/20/23	BB+	EUR	100	(11,455)	(9,506)	(1,949)
Telecom Italia SpA	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/23	BB+	EUR	578	(66,250)	(58,109)	(8,141)
Tesco plc	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/23	BB+	EUR	300	(3,374)	1,146	(4,520)
Vue International Bidco plc	5.00	Quarterly	Citibank NA	12/20/23	B	EUR	195	13,283	18,716	(5,433)
Vue International Bidco plc	5.00	Quarterly	Citibank NA	12/20/23	B	EUR	84	5,692	8,110	(2,418)
Tesco plc	1.00	Quarterly	Barclays Bank plc	12/20/25	BB+	EUR	300	(15,012)	(8,768)	(6,244)
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	NR	USD	3,750	(33,156)	(113,397)	80,241
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,750	(276,207)	(379,200)	102,993

								$(1,483,274)	$(760,196)	$(723,078)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$265,510	$(1,027,478)	$198,255	$(1,092,220)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$12,715,323	$—	$44,411,392	$—	$57,126,715
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	138,529	—	—	138,529
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	463,765	—	—	—	—	463,765

	$—	$463,765	$12,715,323	$138,529	$44,411,392	$—	$57,729,009

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$6,074,652	$2,737,323	$233,190	$—	$9,045,165
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	874,435	—	—	874,435
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,119,698	—	—	—	—	2,119,698

	$—	$2,119,698	$6,074,652	$3,611,758	$233,190	$—	$12,039,298

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(18,707,935)	$40,823,705	$17,516,164	$—	$39,631,934
Forward foreign currency exchange contracts	—	—	—	6,648,993	—	—	6,648,993
Options purchased(a)	—	—	234,722	—	—	—	234,722
Swaps	—	773,062	—	—	(57,893)	—	715,169

	$—	$773,062	$(18,473,213)	$47,472,698	$17,458,271	$—	$47,230,818

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$7,786,722	$(11,129,385)	$42,798,061	$—	$39,455,398
Forward foreign currency exchange contracts	—	—	—	695,264	—	—	695,264
Swaps	—	(1,145,828)	—	—	(32,992)	—	(1,178,820)

	$—	$(1,145,828)	$7,786,722	$(10,434,121)	$42,765,069	$—	$38,971,842

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,285,219,247
Average notional value of contracts — short	1,105,514,310
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	359,972,904
Average amounts sold — in USD	12,781,143
Options:
Average value of option contracts purchased	725
Credit default swaps:
Average notional value — buy protection	11,118,945
Average notional value — sell protection	18,070,798
Interest rate swaps:
Average notional value — pays fixed rate	8,910,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$18,737,527	$1,572,045
Forward foreign currency exchange contracts	138,529	874,435
Swaps — OTC(a)	463,765	2,119,698

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$19,339,821	$4,566,178
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(18,737,527)	(1,572,045)

Total derivative assets and liabilities subject to an MNA	$602,294	$2,994,133

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$106,159	$(106,159)	$—	$—	$—
Barclays Bank plc	4,827	(4,827)	—	—	—
Citibank NA	70,944	(70,944)	—	—	—
Credit Suisse International	150,425	(150,425)	—	—	—
Goldman Sachs International	105,618	(105,618)	—	—	—
HSBC Bank plc	3,038	(1,525)	—	—	1,513
JPMorgan Chase Bank NA	25,041	(25,041)	—	—	—
Morgan Stanley & Co. International plc	112,230	(112,230)	—	—	—
Nomura International plc	15,161	(14,569)	—	—	592
Standard Chartered Bank	6,139	—	—	—	6,139
UBS AG	2,712	(2,712)	—	—	—

	$602,294	$(594,050)	$—	$—	$8,244

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Bank of America NA	$615,166	$(106,159)	$—	$—	$509,007
Barclays Bank plc	404,825	(4,827)	—	(399,998)	—
BNP Paribas SA	231	—	—	—	231
Citibank NA	193,158	(70,944)	—	—	122,214
Credit Suisse International	379,981	(150,425)	—	—	229,556
Goldman Sachs International	518,518	(105,618)	—	(412,900)	—
HSBC Bank plc	1,525	(1,525)	—	—	—
JPMorgan Chase Bank NA	264,409	(25,041)	—	(239,368)	—
Morgan Stanley & Co. International plc	587,114	(112,230)	—	(420,000)	54,884
Nomura International plc	14,569	(14,569)	—	—	—
Toronto Dominion Bank	688	—	—	—	688
UBS AG	13,949	(2,712)	—	—	11,237

	$2,994,133	$(594,050)	$—	$(1,472,266)	$927,817

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged from the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,352,621,809	$32,398,993	$1,385,020,802
Common Stocks:
Aerospace & Defense	11,735,404	25,310,272	—	37,045,676
Air Freight & Logistics	—	22,429,178	—	22,429,178
Airlines	7,060,160	352,729	—	7,412,889
Auto Components	—	69,708	—	69,708
Automobiles	—	11,232,239	—	11,232,239
Banks	66,133,515	115,112,111	—	181,245,626
Beverages	42,228,654	30,551,629	—	72,780,283
Biotechnology	20,928,040	682,254	—	21,610,294
Building Products	234,484	118,616	—	353,100
Capital Markets	—	7,121,755	—	7,121,755
Chemicals	951,256	6,298,462	—	7,249,718
Commercial Services & Supplies	9,174,475	13,191,112	—	22,365,587
Communications Equipment	15,780,437	240,581	—	16,021,018
Construction & Engineering	157,725	28,956,338	—	29,114,063
Construction Materials	48,357	—	—	48,357
Containers & Packaging	14,078,172	15,299,631	—	29,377,803
Distributors	15,649,181	—	—	15,649,181
Diversified Financial Services	—	3,810,496	—	3,810,496
Diversified Telecommunication Services	34,334,908	23,271,066	—	57,605,974
Electric Utilities	16,868,732	27,748,457	—	44,617,189
Electrical Equipment	5,118,114	9,690,806	—	14,808,920
Electronic Equipment, Instruments & Components	11,805,814	5,193,729	—	16,999,543
Energy Equipment & Services	—	250,737	—	250,737
Entertainment	5,212,432	107,934	—	5,320,366
Equity Real Estate Investment Trusts (REITs)	221,269,790	99,103,371	—	320,373,161
Food & Staples Retailing	11,368,712	14,045,254	—	25,413,966
Food Products	1,315,507	44,331,109	—	45,646,616
Gas Utilities	5,772,054	3,450,042	—	9,222,096

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$10,293,736	$15,002,312	$—	$25,296,048
Health Care Providers & Services	13,151,658	20,871,880	—	34,023,538
Hotels, Restaurants & Leisure	11,452,286	10,173,966	—	21,626,252
Household Durables	5,319,736	27,969,965	—	33,289,701
Household Products	8,974,218	2,417,287	—	11,391,505
Independent Power and Renewable Electricity Producers	232,933	5,514,441	—	5,747,374
Industrial Conglomerates	9,512,047	8,122,751	—	17,634,798
Insurance	11,406,032	84,975,763	—	96,381,795
Interactive Media & Services	2,060,376	—	—	2,060,376
Internet & Direct Marketing Retail	6,049,930	—	—	6,049,930
IT Services	23,607,706	8,605,390	—	32,213,096
Life Sciences Tools & Services	5,383,351	8,382,746	—	13,766,097
Machinery	2,847,822	30,988,355	—	33,836,177
Media	2,492,420	4,153,472	—	6,645,892
Metals & Mining	1,381,994	8,880,344	—	10,262,338
Multiline Retail	15,807,570	746,888	—	16,554,458
Multi-Utilities	3,818,825	18,693,056	—	22,511,881
Oil, Gas & Consumable Fuels	601,215,459	54,668,510	—	655,883,969
Paper & Forest Products	—	335,971	—	335,971
Personal Products	—	25,777,778	—	25,777,778
Pharmaceuticals	64,118,483	115,012,394	—	179,130,877
Professional Services	—	26,525,931	—	26,525,931
Real Estate Management & Development	197,948	34,206,889	—	34,404,837
Road & Rail	3,274,407	2,029,182	—	5,303,589
Semiconductors & Semiconductor Equipment	17,939,795	38,457,550	—	56,397,345
Software	22,070,074	74,490	—	22,144,564
Specialty Retail	9,006,302	5,491,037	—	14,497,339
Technology Hardware, Storage & Peripherals	8,379,089	12,524,403	—	20,903,492
Textiles, Apparel & Luxury Goods	5,487,089	13,480,585	—	18,967,674
Thrifts & Mortgage Finance	—	186,466	—	186,466
Tobacco	37,575,001	54,585,997	—	92,160,998
Trading Companies & Distributors	—	1,044,693	—	1,044,693
Transportation Infrastructure	9,556,522	9,661,015	—	19,217,537
Water Utilities	180,897	1,359,674	—	1,540,571
Wireless Telecommunication Services	27,965,662	20,111,550	—	48,077,212
Corporate Bonds(a)	—	4,061,562,070	—	4,061,562,070
Equity-Linked Notes(a)	—	1,790,399,611	—	1,790,399,611
Floating Rate Loan Interests:
Aerospace & Defense	—	10,750,539	1,426,558	12,177,097
Air Freight & Logistics	—	2,335,857	—	2,335,857
Auto Components	—	1,778,543	—	1,778,543
Automobiles	—	1,421,010	—	1,421,010
Beverages	—	941,240	—	941,240
Building Products	—	4,011,115	—	4,011,115
Capital Markets	—	4,866,344	—	4,866,344
Chemicals	—	28,274,387	2,147,300	30,421,687
Commercial Services & Supplies	—	35,511,206	—	35,511,206
Communications Equipment	—	4,307,445	—	4,307,445
Construction & Engineering	—	2,962,632	—	2,962,632
Construction Materials	—	9,280,400	20,122,936	29,403,336
Containers & Packaging	—	18,692,169	—	18,692,169
Distributors	—	4,299,840	—	4,299,840
Diversified Consumer Services	—	21,038,072	4,012,480	25,050,552
Diversified Financial Services	—	17,978,735	21,898,912	39,877,647
Diversified Telecommunication Services	—	36,674,759	—	36,674,759
Electric Utilities	—	5,363,028	—	5,363,028
Electrical Equipment	—	4,892,782	2,190,886	7,083,668
Electronic Equipment, Instruments & Components	—	3,293,395	—	3,293,395
Energy Equipment & Services	—	4,298,152	874,799	5,172,951
Entertainment	—	6,279,595	—	6,279,595
Equity Real Estate Investment Trusts (REITs)	—	6,847,423	—	6,847,423
Food & Staples Retailing	—	8,440,153	—	8,440,153
Food Products	—	22,833,175	826,721	23,659,896
Gas Utilities	—	1,919,161	—	1,919,161

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$—	$13,271,826	$3,386,760	$16,658,586
Health Care Providers & Services	—	43,195,564	5,602,874	48,798,438
Health Care Technology	—	9,800,641	—	9,800,641
Hotels, Restaurants & Leisure	—	62,295,766	—	62,295,766
Household Durables	—	1,635,808	—	1,635,808
Household Products	—	3,465,898	—	3,465,898
Independent Power and Renewable Electricity Producers	—	4,548,460	—	4,548,460
Industrial Conglomerates	—	19,102,132	—	19,102,132
Insurance	—	30,269,588	—	30,269,588
IT Services	—	87,398,293	—	87,398,293
Life Sciences Tools & Services	—	921,883	—	921,883
Machinery	—	10,827,994	—	10,827,994
Media	—	59,837,486	2,051,743	61,889,229
Metals & Mining	—	1,056,255	132,079	1,188,334
Mortgage Real Estate Investment Trusts (REITs)	—	—	35,982,694	35,982,694
Multiline Retail	—	8,968,951	—	8,968,951
Multi-Utilities	—	2,097,606	—	2,097,606
Oil, Gas & Consumable Fuels	—	17,759,943	—	17,759,943
Pharmaceuticals	—	37,918,521	—	37,918,521
Professional Services	—	1,024,730	—	1,024,730
Real Estate Development & Management	—	4,650,601	—	4,650,601
Real Estate Management & Development	—	3,712,513	94,697,990	98,410,503
Road & Rail	—	638,285	—	638,285
Semiconductors & Semiconductor Equipment	—	6,740,829	—	6,740,829
Software	—	39,593,411	—	39,593,411
Specialty Retail	—	4,103,019	1,567,102	5,670,121
Technology Hardware, Storage & Peripherals	—	4,436,248	—	4,436,248
Trading Companies & Distributors	—	11,001,666	—	11,001,666
Water Utilities	—	—	1,089,938	1,089,938
Wireless Telecommunication Services	—	6,534,092	—	6,534,092
Foreign Agency Obligations(a)	—	87,599,730	—	87,599,730
Foreign Government Obligations(a)	—	442,862,104	—	442,862,104
Investment Companies	1,354,813,369	—	—	1,354,813,369
Non-Agency Mortgage-Backed Securities	—	1,128,474,740	38,243,292	1,166,718,032
Participation Notes	—	6,713,262	—	6,713,262
Preferred Securities:
Automobiles	—	942,609	—	942,609
Banks	14,952,174	161,160,672	—	176,112,846
Beverages	188,008	—	—	188,008
Capital Markets	50,653,050	69,563,211	—	120,216,261
Commercial Services & Supplies	—	19,282,720	—	19,282,720
Consumer Finance	8,281,360	96,664,884	—	104,946,244
Diversified Financial Services	—	8,415,000	—	8,415,000
Diversified Telecommunication Services	62,745	—	—	62,745
Electric Utilities	11,801,501	—	—	11,801,501
Entertainment	—	148,373	—	148,373
Equity Real Estate Investment Trusts (REITs)	—	5,650,000	1,684,377	7,334,377
Insurance	—	26,168,263	—	26,168,263
Oil, Gas & Consumable Fuels	—	85,695,156	—	85,695,156
Technology Hardware, Storage & Peripherals	—	19,919,960	—	19,919,960
U.S. Government Sponsored Agency Securities	—	45,480,024	—	45,480,024
U.S. Treasury Obligations	—	3,651,265	—	3,651,265
Short-Term Securities:
Money Market Funds	1,015,196,519	—	—	1,015,196,519
U.S. Treasury Obligations	—	15,225,366	—	15,225,366
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(2,818)	(28,075)	(30,893)

Subtotal	$3,913,934,017	$11,373,299,524	$270,310,359	$15,557,543,900

Investments valued at NAV(c)				$1,178,377,330

Total Investments				$16,735,921,230

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Multi-Asset Income Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$198,255	$—	$198,255
Equity contracts	12,715,323	—	—	12,715,323
Foreign currency exchange contracts	—	138,529	—	138,529
Interest rate contracts	44,411,392	—	—	44,411,392
Liabilities:
Credit contracts	—	(1,092,220)	—	(1,092,220)
Equity contracts	(6,074,652)	—	—	(6,074,652)
Foreign currency exchange contracts	(2,737,323)	(874,435)	—	(3,611,758)
Interest rate contracts	(233,190)	—	—	(233,190)

	$48,081,550	$(1,629,871)	$—	$46,451,679

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets/Liabilities:
Opening balance, as of July 31, 2018	$122,674,120	$6,619,407	$130,108,267	$81,626,451	$1,734,777	$—	$342,763,022
Transfers into Level 3	—	—	82,525,982	11,320,661	—	—	93,846,643
Transfers out of Level 3(a)	(99,334,465)	(6,619,407)	(17,192,962)	(40,551,231)	—	—	(163,698,065)
Accrued discounts/premiums	41,695	—	25,086	60,585	—	—	127,366
Net realized gain (loss)	60,016	—	26,919	98,840	—	—	185,775
Net change in unrealized appreciation (depreciation)(b)(c)	(672,215)	—	(705,243)	(478,290)	(50,400)	(28,075)	(1,934,223)
Purchases	11,959,391	—	15,982,019	—	—	—	27,941,410
Sales	(2,329,549)	—	(12,758,296)	(13,833,724)	—	—	(28,921,569)

Closing balance, as of January 31, 2019	$32,398,993	$—	$198,011,772	$38,243,292	$1,684,377	$(28,075)	$270,310,359

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2019(b)	$(677,764)	$—	$(669,454)	$(569,702)	$(50,400)	$(28,075)	$(1,995,395)

(a)

As of July 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of January 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$461,567,685	$13,345,999,872
Investments at value — affiliated(c)	415,503,660	3,389,952,251
Cash pledged:
Collateral — OTC derivatives	—	1,560,000
Futures contracts	10,077,742	106,647,175
Foreign currency at value(d)	5,369,092	53,868,672
Receivables:
Investments sold	6,738,600	481,134,149
Securities lending income — affiliated	67,321	1,042,430
Capital shares sold	7,981,884	77,143,149
Dividends — affiliated	502,313	1,250,418
Dividends — unaffiliated	56,988	12,714,966
Interest — unaffiliated	3,121,664	88,742,557
From the Manager	26	206,014
Variation margin on futures contracts	1,662,375	18,737,527
Swap premiums paid	3,875	265,510
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,471	138,529
OTC swaps	1,417	198,255
Prepaid expenses	72,260	254,955

Total assets	912,728,373	17,579,856,429

LIABILITIES
Bank overdraft	56,884	50,975,394
Cash collateral on securities loaned at value	82,482,647	1,178,396,146
Payables:
Investments purchased	58,367,739	905,569,327
Administration fees	32,037	425,773
Board realignment and consolidation	21,496	563,090
Capital shares redeemed	3,216,226	53,884,777
Custodian fees	23,166	361,682
Deferred foreign capital gain tax	—	805,578
Income dividend distributions	709,847	8,906,416
Investment advisory fees	254,633	5,364,005
Trustees’ and Officer’s fees	4,384	32,718
Other affiliates	—	9,879
Professional fees	138,434	273,479
Service and distribution fees	39,222	2,717,857
Transfer agent fees	174,668	4,542,693
Other accrued expenses	419,608	2,388,653
Variation margin on futures contracts	34,671	1,572,045
Swap premiums received	502	1,027,478
Unrealized depreciation on:
Forward foreign currency exchange contracts	71,049	874,435
OTC swaps	4,563	1,092,220
Unfunded floating rate loan interests	—	30,893

Total liabilities	146,051,776	2,219,814,538

NET ASSETS	$766,676,597	$15,360,041,891

NET ASSETS CONSIST OF
Paid-in capital	$805,228,833	$16,228,447,857
Accumulated loss	(38,552,236)	(868,405,966)

NET ASSETS	$766,676,597	$15,360,041,891

(a) Investments at cost — unaffiliated	$467,791,934	$13,328,676,043
(b) Securities loaned at value	$80,900,447	$1,155,340,167
(c) Investments at cost — affiliated	$416,108,512	$3,395,278,759
(d) Foreign currency at cost	$5,335,436	$53,751,381

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Assets and Liabilities  (unaudited) (continued)

January 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

NET ASSET VALUE

Institutional
Net assets	$662,811,453	$8,570,649,406

Share outstanding(a)	71,537,614	813,900,175

Net asset value	$9.27	$10.53

Investor A
Net assets	$70,621,763	$3,818,559,259

Share outstanding(a)	7,619,139	363,042,129

Net asset value	$9.27	$10.52

Investor C
Net assets	$30,771,164	$2,339,114,501

Share outstanding(a)	3,323,613	222,646,412

Net asset value	$9.26	$10.51

Class K
Net assets	$2,472,217	$631,718,725

Share outstanding(a)	266,674	60,022,094

Net asset value	$9.27	$10.52

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2019

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$5,231,130	$27,200,386
Dividends — unaffiliated	2,110,754	60,505,621
Interest — unaffiliated	16,385,968	367,199,286
Securities lending income — affiliated — net	409,483	5,734,039
Foreign taxes withheld	(72,404)	(2,124,560)

Total investment income	24,064,931	458,514,772

EXPENSES
Investment advisory	2,036,437	40,879,201
Service and distribution — class specific	232,793	17,395,295
Transfer agent — class specific	219,637	4,971,034
Administration	142,065	2,658,154
Administration — class specific	67,875	1,599,751
Registration	64,916	364,018
Professional	57,962	261,971
Accounting services	40,708	556,079
Custodian	28,511	468,761
Printing	22,531	126,045
Board realignment and consolidation	11,188	293,473
Trustees and Officer	10,325	103,502
Miscellaneous	49,698	228,361

Total expenses	2,984,646	69,905,645
Less:
Fees waived and/or reimbursed by the Manager	(479,551)	(5,608,388)
Administration fees waived — class specific	(42,949)	(1,599,751)
Transfer agent fees waived and/or reimbursed — class specific	(14,165)	(1,142,638)

Total expenses after fees waived and/or reimbursed	2,447,981	61,554,868

Net investment income	21,616,950	396,959,904

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(3,402,690)	110,160
Investments — unaffiliated	(18,851,960)	(262,413,969)
Capital gain distributions from investment companies — affiliated	147,906	—
Forward foreign currency exchange contracts	(168,092)	6,648,993
Foreign currency transactions	17,765	1,252,944
Futures contracts	(13,301,674)	39,631,934
Payments by affiliate(a)	1,056	6,068
Swaps	(8,891)	715,169

	(35,566,580)	(214,048,701)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	321,286	(6,695,551)
Investments — unaffiliated	(5,392,313)	(244,793,085	)(b)
Forward foreign currency exchange contracts	(85,080)	695,264
Foreign currency translations	63,571	1,259,396
Futures contracts	5,865,759	39,455,398
Swaps	7,721	(1,178,820)
Unfunded floating rate loan interests	—	(30,325)

	780,944	(211,287,723)

Net realized and unrealized loss	(34,785,636)	(425,336,424)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,168,686)	$(28,376,520)

(a) Includes payments by an affiliate to compensate for operating events.
(b) Net of foreign capital gain tax	$—	$9,123

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets

	BlackRock Dynamic High Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Six Months Ended 01/31/19 (Unaudited)	Year Ended 07/31/18	Six Months Ended 01/31/19 (Unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,616,950	$29,926,420	$396,959,904	$787,506,361
Net realized gain (loss)	(35,566,580)	2,369,352	(214,048,701)	(21,707,730)
Net change in unrealized appreciation (depreciation)	780,944	(6,904,258)	(211,287,723)	(354,194,640)

Net increase (decrease) in net assets resulting from operations	(13,168,686)	25,391,514	(28,376,520)	411,603,991

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(19,123,878)	(26,184,703)	(231,895,386)	(472,768,935)
Investor A	(2,029,797)	(3,270,348)	(97,073,094)	(205,114,064)
Investor C	(853,736)	(1,610,496)	(51,770,693)	(119,622,159)
Class K	(72,748)	(86,457)	(14,581,021)	(14,534,422)

Decrease in net assets resulting from distributions to shareholders	(22,080,159)	(31,152,004)	(395,320,194)	(812,039,580)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	211,178,881	238,281,803	(809,764,156)	1,348,540,272

NET ASSETS(b)
Total increase (decrease) in net assets	175,930,036	232,521,313	(1,233,460,870)	948,104,683
Beginning of period	590,746,561	358,225,248	16,593,502,761	15,645,398,078

End of period	$766,676,597	$590,746,561	$15,360,041,891	$16,593,502,761

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributed in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
			2018	2017		2016

Net asset value, beginning of period	$9.77		$9.83	$9.31		$9.92	$10.00

Net investment income(b)	0.30		0.63	0.56		0.60	0.49
Net realized and unrealized gain (loss)	(0.49)		(0.04)	0.54		(0.58)	(0.13)

Net increase (decrease) from investment operations	(0.19)		0.59	1.10		0.02	0.36

Distributions(c)
From net investment income	(0.31)		(0.63)	(0.58)		(0.63)	(0.44)
From net realized gain	—		(0.02)	—		—	—

Total distributions	(0.31)		(0.65)	(0.58)		(0.63)	(0.44)

Net asset value, end of period	$9.27		$9.77	$9.83		$9.31	$9.92

Total Return(d)
Based on net asset value	(1.91	)%(e)(f)	6.26%	12.39%		0.51%	3.67	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.81	%(h)	0.90%	1.24	%(i)	1.33%	1.88	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.65	%(h)	0.66%	0.79%		1.05%	1.04	%(h)

Net investment income	6.44	%(h)	6.45%	5.84%		6.61%	6.52	%(h)

Supplemental Data
Net assets, end of period (000)	$662,811		$498,892	$294,539		$163,634	$127,434

Portfolio turnover rate(k)	33%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,			Period from 11/03/14 (a) to 07/31/15
		2018	2017	2016
Investments in underlying funds	0.13%	0.12%	0.09%	0.14%	0.18%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 1.98%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,			Period from 11/03/14 (a) to 07/31/15
		2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	88%	236%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
			2018	2017		2016

Net asset value, beginning of period	$9.77		$9.83	$9.31		$9.92	$10.00

Net investment income(b)	0.29		0.61	0.53		0.58	0.50
Net realized and unrealized gain (loss)	(0.49)		(0.04)	0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	(0.20)		0.57	1.08		(0.01)	0.34

Distributions(c)
From net investment income	(0.30)		(0.61)	(0.56)		(0.60)	(0.42)
From net realized gain	—		(0.02)	—		—	—

Total distributions	(0.30)		(0.63)	(0.56)		(0.60)	(0.42)

Net asset value, end of period	$9.27		$9.77	$9.83		$9.31	$9.92

Total Return(d)
Based on net asset value	(2.03	)%(e)(f)	5.99%	11.99%		0.26%	3.48	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.07	%(h)	1.16%	1.47	%(i)	1.57%	1.63	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.90	%(h)	0.92%	1.05%		1.30%	1.27	%(h)

Net investment income	6.18	%(h)	6.15%	5.65%		6.35%	6.64	%(h)

Supplemental Data
Net assets, end of period (000)	$70,622		$59,628	$38,770		$41,642	$19,260

Portfolio turnover rate(k)	33%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (Unaudited)	Year Ended July 31,			Period from 11/03/14 (a) to 07/31/15
		2018	2017	2016
Investments in underlying funds	0.13%	0.12%	0.09%	0.14%	0.18%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A would have been 1.63%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (Unaudited)	Year Ended July 31,			Period from 11/03/14 (a) to 07/31/15
		2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	88%	236%	227%	221%	153%

See notes to financial statements.

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 11/03/14 (a) to 07/31/15
			2018	2017		2016

Net asset value, beginning of period	$9.76		$9.82	$9.30		$9.91	$10.00

Net investment income(b)	0.26		0.53	0.46		0.51	0.44
Net realized and unrealized gain (loss)	(0.50)		(0.03)	0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	(0.24)		0.50	1.01		(0.08)	0.28

Distributions(c)
From net investment income	(0.26)		(0.54)	(0.49)		(0.53)	(0.37)
From net realized gain	—		(0.02)	—		—	—

Total distributions	(0.26)		(0.56)	(0.49)		(0.53)	(0.37)

Net asset value, end of period	$9.26		$9.76	$9.82		$9.30	$9.91

Total Return(d)
Based on net asset value	(2.40	)%(e)(f)	5.21%	11.16%		(0.50)%	2.84	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.81	%(h)	1.90%	2.25	%(i)	2.32%	2.35	%(h)(j)

Total expenses after fees waived and/or reimbursed	1.65	%(h)	1.66%	1.80%		2.05%	1.98	%(h)

Net investment income	5.46	%(h)	5.42%	4.88%		5.58%	5.76	%(h)

Supplemental Data
Net assets, end of period (000)	$30,771		$30,038	$24,638		$24,767	$15,826

Portfolio turnover rate(k)	33%		75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,			Period from 11/03/14 (a) to 07/31/15
		2018	2017	2016
Investments in underlying funds	0.13%	0.12%	0.09%	0.14%	0.18%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.35%.
(k)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,			Period from 11/03/14 (a) to 07/31/15
		2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	88%	236%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$9.78		$9.83	$9.31		$8.87

Net investment income(b)	0.31		0.66	0.56		0.22
Net realized and unrealized gain (loss)	(0.51)		(0.05)	0.55		0.44

Net increase (decrease) from investment operations	(0.20)		0.61	1.11		0.66

Distributions(c)
From net investment income	(0.31)		(0.64)	(0.59)		(0.22)
From net realized gain	—		(0.02)	—		—

Total distributions	(0.31)		(0.66)	(0.59)		(0.22)

Net asset value, end of period	$9.27		$9.78	$9.83		$9.31

Total Return(d)
Based on net asset value	(1.98	)%(e)(f)	6.42%	12.32%		7.47	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.76	%(h)	0.85%	1.21	%(i)	1.38	%(h)

Total expenses after fees waived and/or reimbursed	0.60	%(h)	0.61%	0.74%		1.00	%(h)

Net investment income	6.49	%(h)	6.78%	5.93%		7.19	%(h)

Supplemental Data
Net assets, end of period (000)	$2,472		$2,188	$278		$221

Portfolio turnover rate(j)	33%		75%	93%		112	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (Unaudited)	Year Ended July 31,		Period from 03/28/16 (a) to 07/31/16
		2018	2017
Investments in underlying funds	0.13%	0.12%	0.09%	0.12%

(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (Unaudited)	Year Ended July 31,		Period from 03/28/16 (a) to 07/31/16
		2018	2017
Portfolio turnover rate (including equity-linked notes)	88%	236%	227%	221%

(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$10.79		$11.06		$10.76	$11.05	$11.45	$11.03

Net investment income(a)	0.28		0.55		0.50	0.52	0.58	0.61
Net realized and unrealized gain (loss)	(0.27)		(0.25)		0.33	(0.26)	(0.36)	0.42

Net increase from investment operations	0.01		0.30		0.83	0.26	0.22	1.03

Distributions(b)
From net investment income	(0.27)		(0.57)		(0.53)	(0.55)	(0.58)	(0.59)
From net realized gain	—		—		—	—	(0.04)	(0.02)

Total distributions	(0.27)		(0.57)		(0.53)	(0.55)	(0.62)	(0.61)

Net asset value, end of period	$10.53		$10.79		$11.06	$10.76	$11.05	$11.45

Total Return(c)
Based on net asset value	0.16	%(d)(e)	2.75	%(e)	7.90%	2.49%	1.94%	9.52%

Ratios to Average Net Assets(f)
Total expenses	0.66	%(g)	0.67%		0.68%	0.69%	0.68%	0.70%

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.55%		0.55%	0.55%	0.55%	0.55%

Net investment income	5.18	%(g)	5.04%		4.66%	4.92%	5.10%	5.37%

Supplemental Data
Net assets, end of period (000)	$8,570,649		$9,354,503		$8,491,880	$5,902,428	$5,405,267	$3,776,801

Portfolio turnover rate(h)	34%		61%		75%	82%	60%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.04%	0.03%	0.02%	0.04%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	68%	140%	144%	142%	151%	146%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$10.78		$11.04		$10.75	$11.04	$11.44	$11.01

Net investment income(a)	0.26		0.52		0.47	0.50	0.55	0.58
Net realized and unrealized gain (loss)	(0.26)		(0.24)		0.32	(0.27)	(0.36)	0.43

Net increase from investment operations	0.00		0.28		0.79	0.23	0.19	1.01

Distributions(b)
From net investment income	(0.26)		(0.54)		(0.50)	(0.52)	(0.55)	(0.56)
From net realized gain	—		—		—	—	(0.04)	(0.02)

Total distributions	(0.26)		(0.54)		(0.50)	(0.52)	(0.59)	(0.58)

Net asset value, end of period	$10.52		$10.78		$11.04	$10.75	$11.04	$11.44

Total Return(c)
Based on net asset value	0.03	%(d)(e)	2.59	%(e)	7.54%	2.24%	1.68%	9.35%

Ratios to Average Net Assets(f)
Total expenses	0.90	%(g)	0.91%		0.92%	0.93%	0.94%	0.95%

Total expenses after fees waived and/or reimbursed	0.80	%(g)	0.80%		0.80%	0.80%	0.80%	0.80%

Net investment income	4.93	%(g)	4.79%		4.39%	4.67%	4.85%	5.10%

Supplemental Data
Net assets, end of period (000)	$3,818,559		$4,064,777		$4,110,878	$4,231,260	$3,587,415	$2,515,567

Portfolio turnover rate(h)	34%		61%		75%	82%	60%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.04%	0.03%	0.02%	0.04%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	68%	140%	144%	142%	151%	146%

See notes to financial statements.

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$10.77		$11.03		$10.73	$11.03	$11.43	$11.00

Net investment income(a)	0.22		0.44		0.39	0.41	0.46	0.49
Net realized and unrealized gain (loss)	(0.26)		(0.24)		0.33	(0.27)	(0.36)	0.43

Net increase (decrease) from investment operations	(0.04)		0.20		0.72	0.14	0.10	0.92

Distributions(b)
From net investment income	(0.22)		(0.46)		(0.42)	(0.44)	(0.46)	(0.47)
From net realized gain	—		—		—	—	(0.04)	(0.02)

Total distributions	(0.22)		(0.46)		(0.42)	(0.44)	(0.50)	(0.49)

Net asset value, end of period	$10.51		$10.77		$11.03	$10.73	$11.03	$11.43

Total Return(c)
Based on net asset value	(0.35	)%(d)(e)	1.83	%(e)	6.85%	1.38%	0.92%	8.54%

Ratios to Average Net Assets(f)
Total expenses	1.67	%(g)	1.67%		1.68%	1.69%	1.69%	1.71%

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.55%		1.55%	1.55%	1.55%	1.55%

Net investment income	4.18	%(g)	4.03%		3.65%	3.92%	4.09%	4.34%

Supplemental Data
Net assets, end of period (000)	$2,339,115		$2,651,775		$3,006,721	$3,248,999	$3,101,108	$2,277,937

Portfolio turnover rate(h)	34%		61%		75%	82%	60%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.04%	0.03%	0.02%	0.04%	0.04%	0.04%

(g)	Annualized.
(h)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	68%	140%	144%	142%	151%	146%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended 07/31/18		Period from 02/03/17 (a) to 07/31/17

Net asset value, beginning of period	$10.79		$11.05		$10.80

Net investment income(b)	0.28		0.58		0.25
Net realized and unrealized gain (loss)	(0.27)		(0.27)		0.25

Net increase from investment operations	0.01		0.31		0.50

Distributions from net investment income(c)	(0.28)		(0.57)		(0.25)

Net asset value, end of period	$10.52		$10.79		$11.05

Total Return(d)
Based on net asset value	0.09	%(e)(f)	2.90	%(f)	4.66	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)	0.60%		0.60	%(h)

Total expenses after fees waived and/or reimbursed	0.50	%(h)	0.50%		0.50	%(h)

Net investment income	5.22	%(h)	5.37%		4.65	%(h)

Supplemental Data
Net assets, end of period (000)	$631,719		$522,448		$35,919

Portfolio turnover rate(i)	34%		61%		75	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (Unaudited)	Year Ended 07/31/18	Period from 02/03/17 (a) to 07/31/17
Investments in underlying funds	0.04%	0.03%	0.02%

(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 01/31/19 (Unaudited)	Year Ended 07/31/18	Period from 02/03/17 (a) to 07/31/17
Portfolio turnover rate (including equity-linked notes)	68%	140%	144%

(j)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Dynamic High Income Portfolio	Dynamic High Income	Diversified
BlackRock Multi-Asset Income Portfolio	Multi-Asset Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		to Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of January 31, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components.

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (unaudited) (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Dynamic High Income had no unfunded floating rate loan interests. As of period end, Multi-Asset Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
Access CIG, LLC	$79,077	$79,077	$78,168	$(909)
Dental Corp Perfect Smile ULC	82,544	82,544	80,635	(1,909)
Moffett Towers	11,230,085	11,230,085	11,202,010	(28,075)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Dynamic High Income

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas S. A.	$21,277,500	$(21,277,500)	$—
Citigroup Global Markets, Inc.	21,992,837	(21,992,837)	—
JP Morgan Securities LLC	1,258,522	(1,258,522)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	36,371,588	(36,371,588)	—

	$80,900,447	$(80,900,447)	$—

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Multi-Asset Income

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$228,600,091	$(228,600,091)	$—
Citigroup Global Markets, Inc.	21,345,588	(21,345,588)	—
Deutsche Bank Securities, Inc.	69,083,787	(69,083,787)	—
Goldman Sachs & Co.	284,694,420	(284,694,420)	—
Jefferies LLC	6,013,035	(6,013,035)	—
JP Morgan Securities LLC	256,740,819	(256,740,819)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	125,337,412	(125,337,412)	—
Morgan Stanley & Co. LLC	93,519,765	(93,519,765)	—
National Financial Services LLC	29,788,500	(29,788,500)	—
SG Americas Securities LLC	29,788,500	(29,788,500)	—
UBS Securities LLC	10,428,250	(10,428,250)	—

	$1,155,340,167	$(1,155,340,167)	$—

(a)

Cash collateral with a value of $82,482,647 and $1,178,396,146 has been received in connection with securities lending agreements for Dynamic High Income and Multi-Asset Income, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (unaudited) (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances,

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Multi-Asset Income pays the Manager a monthly fee, based on the average daily net assets that are attributable to Multi-Asset Income’s direct investments in fixed-income and equity securities and instruments, including exchanged-traded funds (“ETFs”) advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Dynamic High Income pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Dynamic High Income’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BNA and BRS, for services they provide, for that portion of each Fund for which BNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Dynamic High Income	$80,166	$152,627	$232,793
Multi-Asset Income	4,947,957	12,447,338	17,395,295

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2019, the Funds paid the following to the Manager in return for these services, which are included in administration — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$58,191	$6,413	$3,052	$219	$67,875
Multi-Asset Income	898,954	395,805	248,927	56,065	1,599,751

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, each Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Dynamic High Income	$—	$—	$—	$—
Multi-Asset Income	14,633	1,013	16	15,662

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$516	$290	$146	$16	$968
Multi-Asset Income	9,443	16,390	13,070	196	39,099

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$186,314	$23,804	$9,414	$105	$219,637
Multi-Asset Income	2,842,286	1,197,434	922,631	8,683	4,971,034

Other Fees: For the six months ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Dynamic High Income	$7,514
Multi-Asset Income	66,365

For the six months ended January 31, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Dynamic High Income	$253	$4,776
Multi-Asset Income	314,169	90,855

114	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$10,021
Multi-Asset Income	245,422

With respect to Dynamic High Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee through November 30, 2019. With respect to Multi-Asset Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income ETFs that have a contractual management fee through November 30, 2019. The contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived and/or reimbursed in investment advisory fees pursuant to these arrangements were as follows:

Dynamic High Income	$456,852
Multi-Asset Income	1,932,328

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.65%	0.90%	1.65%	0.60%
Multi-Asset Income	0.55	0.80	1.55	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$12,678
Multi-Asset Income	3,430,638

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended January 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$36,198	$4,859	$1,779	$113	$42,949
Multi-Asset Income	898,954	395,805	248,927	56,065	1,599,751

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$10,203	$3,381	$548	$33	$14,165
Multi-Asset Income	615,603	212,245	306,107	8,683	1,142,638

In addition, for Multi-Asset Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.55% for Institutional, 1.80% for Investor A, 2.55% for Investor C, and 1.50% for Class K. This agreement will automatically renew on December 1 of each year for an additional year so that the agreement will have a perpetual ten-year term, unless terminated earlier by the Board, including a majority of the Independent Trustees.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (unaudited) (continued)

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring July 31,
	2019	2020	2021
Dynamic High Income
Fund Level	$958,923	$543,010	$12,678
Institutional	92,195	129,737	46,401
Investor A	7,292	20,150	8,240
Investor C	11,490	7,798	2,327
Class K	154	433	146
Multi-Asset Income
Fund Level	$5,948,278	$9,066,365	$3,430,638
Institutional	4,860,340	4,045,541	1,514,557
Investor A	2,778,159	1,347,965	608,050
Investor C	2,409,901	1,253,113	555,034
Class K	1,833	61,768	64,748

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Dynamic High Income	$79,051
Multi-Asset Income	1,099,219

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Dynamic High Income is currently permitted to borrow and lend and Multi-Asset Income is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the six months ended January 31, 2019, Dynamic High Income and Multi-Asset Income received reimbursements of $1,056 and $6,068, respectively, from affiliates, which are included in payments by affiliate in the Statements of Operations, related to operating events.

116	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Loss
Multi-Asset Income	$25,302,544	$105,550,094	$(2,412,443)

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Purchases	Dynamic High Income	Multi-Asset Income
Non-U.S Government Securities	$298,332,990	$4,511,920,033
U.S Government Securities	—	11,761,892

	$298,332,990	$4,523,681,925

Sales
Non-U.S Government Securities	$168,597,370	$5,142,420,134
U.S Government Securities	—	8,122,124

	$168,597,370	$5,150,542,258

For the six months ended January 31, 2019, purchases and sales related to equity-linked notes were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases	$442,635,327	$5,807,252,476
Sales	407,019,289	5,653,498,418

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Multi-Asset Income’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statute of limitations on Dynamic High Income’s U.S. federal tax returns generally remains open for the three years ended July 31, 2018 and the period ended July 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2018, Multi-Asset Income had a capital loss carryforward with no expiration date, available to offset future realized capital gains of $698,786,296.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Dynamic High Income	Multi-Asset Income
Tax cost	$882,770,365	$16,632,611,698

Gross unrealized appreciation	$19,580,111	$537,780,679
Gross unrealized depreciation	(17,024,563)	(387,988,575)

Net unrealized appreciation	$2,555,548	$149,792,104

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (unaudited) (continued)

Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

118	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
Dynamic High Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	34,984,004	$327,117,935	28,822,750	$285,271,833
Shares issued in reinvestment of distributions	1,688,949	15,693,377	2,083,800	20,434,733
Shares redeemed	(16,196,698)	(148,677,751)	(9,811,314)	(96,325,208)

Net increase	20,476,255	$194,133,561	21,095,236	$209,381,358

Investor A
Shares sold and automatic conversion of shares	3,129,026	$28,987,936	3,696,035	$36,418,128
Shares issued in reinvestment of distributions	190,039	1,767,885	282,826	2,778,568
Shares redeemed	(1,800,748)	(16,447,081)	(1,820,913)	(17,984,159)

Net increase	1,518,317	$14,308,740	2,157,948	$21,212,537

Investor C
Shares sold	1,101,805	$10,148,045	1,287,683	$12,732,370
Shares issued in reinvestment of distributions	81,081	753,413	145,444	1,427,511
Shares redeemed and automatic conversion of shares	(936,066)	(8,554,449)	(864,895)	(8,481,280)

Net increase	246,820	$2,347,009	568,232	$5,678,601

Class K
Shares sold	42,535	$386,932	200,002	$2,053,031
Shares issued in reinvestment of distributions	7,048	65,688	7,319	71,244
Shares redeemed	(6,762)	(63,049)	(11,762)	(114,968)

Net increase	42,821	$389,571	195,559	$2,009,307

Total Net Increase	22,284,213	$211,178,881	24,016,975	$238,281,803

Multi-Asset Income
Institutional
Shares sold	132,831,354	$1,395,875,807	309,547,073	$3,392,880,634
Shares issued in reinvestment of distributions	19,769,898	207,976,176	38,890,805	424,775,997
Shares redeemed	(205,309,073)	(2,146,652,541)	(249,872,888)	(2,730,552,340)

Net increase (decrease)	(52,707,821)	$(542,800,558)	98,564,990	$1,087,104,291

Investor A
Shares sold and automatic conversion of shares	50,198,571	$527,840,436	110,351,525	$1,208,828,497
Shares issued in reinvestment of distributions	8,801,079	92,478,344	17,907,902	195,410,420
Shares redeemed	(72,958,592)	(762,244,939)	(123,504,761)	(1,349,406,433)

Net increase (decrease)	(13,958,942)	$(141,926,159)	4,754,666	$54,832,484

Investor C
Shares sold	10,960,775	$114,717,989	29,992,548	$328,505,355
Shares issued in reinvestment of distributions	4,573,495	48,015,199	10,185,106	111,047,447
Shares redeemed and automatic conversion of shares	(39,125,450)	(409,941,488)	(66,522,506)	(726,141,244)

Net decrease	(23,591,180)	$(247,208,300)	(26,344,852)	$(286,588,442)

Class K
Shares sold	14,900,836	$156,924,139	47,950,022	$523,625,292
Shares issued in reinvestment of distributions	1,382,535	14,521,241	1,338,861	14,498,374
Shares redeemed	(4,685,756)	(49,274,519)	(4,114,874)	(44,931,727)

Net increase	11,597,615	$122,170,861	45,174,009	$493,191,939

Total Net Increase (Decrease)	(78,660,328)	$(809,764,156)	122,148,813	$1,348,540,272

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (unaudited) (continued)

As of January 31, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 22,548 Class K Shares of Dynamic High Income.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Dynamic High Income	Institutional	$(25,334,368)	$(850,335)
	Investor A	(3,143,684)	(126,664)
	Investor C	(1,542,336)	(68,160)
	Class K	(85,881)	(576)

Multi-Asset Income	Institutional	$(472,768,935)	$—
	Investor A	(205,114,064)	—
	Investor C	(119,622,159)	—
	Class K	(14,534,422)	—

Undistributed (distributions in excess of) net investment income as of July 31, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Dynamic High Income	$(398,632)
Multi-Asset Income	21,337,465

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

120	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include seven former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Sub-Advisers

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	121

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds II with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,768,557,322	23,393,649
Susan J. Carter	1,774,676,655	17,274,316
Collette Chilton	1,774,927,042	17,023,928
Neil A. Cotty	1,774,339,325	17,611,646
Robert Fairbairn	1,769,112,015	22,838,955
Lena G. Goldberg	1,773,958,033	17,992,937
Robert M. Hernandez	1,767,787,917	24,163,053
Henry R. Keizer	1,770,277,846	21,673,125
Cynthia A. Montgomery	1,774,347,865	17,603,105
Donald C. Opatrny	1,773,981,317	17,969,654
John M. Perlowski	1,768,934,834	23,016,137
Joseph P. Platt	1,771,958,912	19,992,058
Mark Stalnecker	1,774,409,896	17,541,074
Kenneth L. Urish	1,773,914,599	18,036,372
Claire A. Walton	1,774,960,910	16,990,060

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

122	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	123

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

CNY	Chinese Yuan

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GDR	Global Depositary Receipts

LIBOR	London Interbank Offered Rate

NVDR	Non-Voting Depository Receipts

OTC	Over The Counter

PIK	Pay-In-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

124	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DHIMAIP-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	April 5, 2019

3